    As Filed with the Securities and Exchange Commission on April 24, 2009
                                                            File Nos. 333-50545
                                                                       811-7924
================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Post-Effective Amendment No. 15

                                      And

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                        Post-Effective Amendment No. 72

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                          (Exact Name of Registrant)

                         LINCOLN BENEFIT LIFE COMPANY
                              (Name of Depositor)

                            2940 South 84th Street
                            Lincoln, Nebraska 68506
              (Complete Address of Depositor's Principal Office)

                                 SUSAN L. LEES
                         Lincoln Benefit Life Company
                            2940 South 84th Street
                            Lincoln, Nebraska 68506
                                1-800-525-9287
               (Name and Complete Address of Agent for Service)

SECURITIES BEING OFFERED: FLEXIBLE PREMIUM INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACTS

Approximate Date of Proposed Sale to the Public: as soon as practicable after the effective date of this registration statement.

It is proposed that this filing become effective:

[_] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on May 1, 2009 pursuant to paragraph (b) of Rule 485

[_] 60 days after filing pursuant to paragraph (a) (i) of Rule 485

[_] on ________ pursuant to paragraph (a) (i) of Rule 485

[_] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485

[_] on ________ pursuant to paragraph (a)(ii) of Rule 485

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933, pursuant to Section 24 of the Investment Company Act of 1940.

================================================================================

                   CONSULTANT I VARIABLE ANNUITY PROSPECTUS

                               FLEXIBLE PREMIUM

                INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACTS

                                   ISSUED BY

                         Lincoln Benefit Life Company

                              IN CONNECTION WITH

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

            STREET ADDRESS: 5801 SW 6th Ave., Topeka, KS 66606-0001

            MAILING ADDRESS: P.O. Box 758561, Topeka, KS 66675-8566

                       Telephone Number: 1-800-457-7617

                          Fax Number: 1-785-228-4584

The Contract is a deferred annuity contract designed to aid you in long-term financial planning. You may purchase it on either a tax qualified or non-tax qualified basis. Lincoln Benefit Life no longer offers this Contract. If you have already purchased the Contract you may continue to make purchase payments according to the Contract.

Because this is a flexible premium annuity contract, you may pay multiple premiums. We allocate your premium to the investment options under the Contract and our Fixed Account in the proportions that you choose. The Contract currently offers fifty investment options, each of which is a Sub-Account of the Lincoln Benefit Life Variable Annuity Account ("Separate Account"). Each Sub-Account invests exclusively in shares of Portfolios in one of the following underlying Funds:


 AIM Variable Insurance Funds (Series   Oppenheimer Variable Account Funds
 I)                                     (Service Shares)

 The Alger American Fund (Class O)      Premier VIT

 DWS Variable Series I (Class A)        PIMCO Variable Insurance Trust
                                        (Administrative Shares)
 DWS Variable Series II (Class A)
                                        Putnam Variable Trust (Class IB)
 Federated Insurance Series
                                        T. Rowe Price Equity Series, Inc. (I)
 Fidelity(R) Variable Insurance
 Products (Initial Class)               T. Rowe Price International Series,
                                        Inc. (I)
 Janus Aspen Series (Institutional
 Shares and Service Shares)             The Universal Institutional Funds,
                                        Inc. (Class I)
 Legg Mason Partners Variable Equity
 Trust (Class I)                        Van Kampen Life Investment Trust
                                        (Class II)
 MFS(R) Variable Insurance Trust(SM)
 (Initial Class)                        Wells Fargo Variable Trust Funds


--------------------------------------------------------------------------------
The Securities and Exchange Commission has not Approved or Disapproved these Securities nor has it Passed on the Accuracy or the Adequacy of this Prospectus. Any Representation to the Contrary is a Criminal Offense.


The Date of this Prospectus is May 1, 2009.


--------------------------------------------------------------------------------
Some of the portfolios described in this prospectus may not be available in your Contract. We may make available other investment options in the future.

You may not purchase a Contract if either you or the Annuitant are older than 90 years before we receive your application.

Your Contract Value will vary daily as a function of the investment performance of the Sub-Accounts to which you have allocated Purchase Payments and any interest credited to the Fixed Account. We do not guarantee any minimum Contract Value for amounts allocated to the Sub-Accounts. Benefits provided by this Contract, when based on the Fixed Account, are subject to a Market Value Adjustment, which may result in an upwards or downwards adjustment in withdrawal benefits, death benefits, settlement values, transfers to the Sub-Accounts.

In certain states the Contract may be offered as a group contract with individual ownership represented by Certificates. The discussion of Contracts in this prospectus applies equally to Certificates under group contracts, unless the content specifies otherwise.

                               1     PROSPECTUS

This prospectus sets forth the information you ought to know about the Contract. You should read it before investing and keep it for future reference.


We have filed a Statement of Additional Information with the Securities and Exchange Commission ("SEC"). The current Statement of Additional Information is dated May 1, 2009. The information in the Statement of Additional Information is incorporated by reference in this prospectus. You can obtain a free copy by writing us or calling us at the telephone number given above. The Table of Contents of the Statement of Additional Information appears on page 46 of this prospectus.


At least once each year we will send you an annual statement. The annual statement details values and specific information for your Contract. It does not contain our financial statements. Our financial statements are set forth in the Statement of Additional Information. Lincoln Benefit will file annual and quarterly reports and other information with the SEC. You may read and copy any reports, statements or other information we file at the SEC's public reference room in Washington, D.C. You can obtain copies of these documents by writing to the SEC and paying a duplicating fee. Please call the SEC at 1-800-SEC-0330 for further information as to the operation of the public reference room. Our SEC filings are also available to the public on the SEC Internet site (http://www.sec.gov).

Please read this prospectus carefully and retain it for your future reference.

                               2     PROSPECTUS

Table of Contents
--------------------------------------------------------------------------------


      Definitions                                                       4
      --------------------------------------------------------------------
      Fee Tables                                                        5
      --------------------------------------------------------------------
      Questions and Answers About Your Contract                         7
      --------------------------------------------------------------------
      Condensed Financial Information                                  11
      --------------------------------------------------------------------
      Description of the Contracts                                     11
      --------------------------------------------------------------------
         Summary                                                       11
      --------------------------------------------------------------------
         Contract Owner                                                11
      --------------------------------------------------------------------
         Annuitant                                                     11
      --------------------------------------------------------------------
         Modification of the Contract                                  11
      --------------------------------------------------------------------
         Assignment                                                    11
      --------------------------------------------------------------------
         Free Look Period                                              11
      --------------------------------------------------------------------
      Purchases and Contract Value                                     12
      --------------------------------------------------------------------
         Minimum Purchase Payment                                      12
      --------------------------------------------------------------------
         Automatic Payment Plan                                        12
      --------------------------------------------------------------------
         Allocation of Purchase Payments                               12
      --------------------------------------------------------------------
         Contract Value                                                12
      --------------------------------------------------------------------
         Separate Account Accumulation Unit Value                      12
      --------------------------------------------------------------------
         Transfer During Accumulation Period                           13
      --------------------------------------------------------------------
         Market Timing & Excessive Trading                             13
      --------------------------------------------------------------------
         Trading Limitations                                           13
      --------------------------------------------------------------------
         Automatic Dollar Cost Averaging Program                       14
      --------------------------------------------------------------------
         Portfolio Rebalancing                                         15
      --------------------------------------------------------------------
      The Investment and Fixed Account Options                         16
      --------------------------------------------------------------------
         Separate Account Investments                                  16
      --------------------------------------------------------------------
           The Portfolios                                              16
      --------------------------------------------------------------------
           Voting Rights                                               19
      --------------------------------------------------------------------
           Additions, Deletions, and Substitutions of Securities       19
      --------------------------------------------------------------------
         The Fixed Account                                             19
      --------------------------------------------------------------------
           General                                                     19
      --------------------------------------------------------------------
           Guaranteed Maturity Fixed Account Option                    20
      --------------------------------------------------------------------
           Market Value Adjustment                                     21
      --------------------------------------------------------------------
           Dollar Cost Averaging Fixed Account Option                  21
      --------------------------------------------------------------------
      Annuity Benefits                                                 22
      --------------------------------------------------------------------
         Annuity Date                                                  22
      --------------------------------------------------------------------
         Annuity Options                                               22
      --------------------------------------------------------------------
         Other Options                                                 23
      --------------------------------------------------------------------
         Annuity Payments: General                                     23
      --------------------------------------------------------------------
         Variable Annuity Payments                                     23
      --------------------------------------------------------------------
         Fixed Annuity Payments                                        23
      --------------------------------------------------------------------
         Transfers During the Annuity Period                           24
      --------------------------------------------------------------------


            Death Benefit During Annuity Period                    24
         -------------------------------------------------------------
            Certain Employee Benefit Plans                         24
         -------------------------------------------------------------
         Other Contract Benefits                                   24
         -------------------------------------------------------------
            Death Benefit                                          24
         -------------------------------------------------------------
            Beneficiary                                            28
         -------------------------------------------------------------
            Contract Loans for 403(b) Contracts                    28
         -------------------------------------------------------------
            Withdrawals (Redemptions)                              30
         -------------------------------------------------------------
            Systematic Withdrawal Program                          30
         -------------------------------------------------------------
            ERISA Plans                                            31
         -------------------------------------------------------------
            Minimum Contract Value                                 31
         -------------------------------------------------------------
         Contract Charges                                          31
         -------------------------------------------------------------
            Mortality and Expense Risk Charge                      31
         -------------------------------------------------------------
            Administrative Charges                                 31
         -------------------------------------------------------------
              Contract Maintenance Charge                          31
         -------------------------------------------------------------
              Administrative Expense Charge                        32
         -------------------------------------------------------------
              Transfer Fee                                         32
         -------------------------------------------------------------
            Sales Charges                                          32
         -------------------------------------------------------------
            Premium Taxes                                          33
         -------------------------------------------------------------
            Deduction for Separate Account Income Taxes            34
         -------------------------------------------------------------
            Other Expenses                                         34
         -------------------------------------------------------------
         Taxes                                                     35
         -------------------------------------------------------------
            Taxation of Lincoln Benefit Life Company               35
         -------------------------------------------------------------
            Taxation of Variable Annuities in General              35
         -------------------------------------------------------------
            Income Tax Withholding                                 38
         -------------------------------------------------------------
            Tax Qualified Contracts                                38
         -------------------------------------------------------------
         Description of Lincoln Benefit Life Company and the
          Separate Account                                         43
         -------------------------------------------------------------
            Lincoln Benefit Life Company                           43
         -------------------------------------------------------------
            Separate Account                                       43
         -------------------------------------------------------------
            State Regulation of Lincoln Benefit                    43
         -------------------------------------------------------------
            Financial Statements                                   44
         -------------------------------------------------------------
         Administration                                            44
         -------------------------------------------------------------
         Distribution of Contracts                                 44
         -------------------------------------------------------------
         Legal Proceedings                                         44
         -------------------------------------------------------------
         Legal Matters                                             44
         -------------------------------------------------------------
         Annual Reports and Other Documents                        44
         -------------------------------------------------------------
         Registration Statement                                    45
         -------------------------------------------------------------
         Table of Contents of Statement of Additional Information  46
         -------------------------------------------------------------
         Appendix A Accumulation Unit Values                       47
         -------------------------------------------------------------
         Appendix B Illustration of a Market Value Adjustment      72
         -------------------------------------------------------------

--------------------------------------------------------------------------------
This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. We do not authorize anyone to provide any information or representations regarding the offering described in this Prospectus other than as contained in this Prospectus.

--------------------------------------------------------------------------------

                               3     PROSPECTUS

DEFINITIONS
--------------------------------------------------------------------------------

Please refer to this list for the meaning of the following terms:

Accumulation Period - The period, beginning on the Issue Date, during which Contract Value builds up under Your Contract.

Accumulation Unit - A unit of measurement which we use to calculate Contract Value.

Annuitant - The living person on whose life the annuity benefits under a Contract are based.

Annuitization - The process to begin annuity payments under the Contract.

Annuitized Value - The Contract Value adjusted by any applicable Market Value Adjustment and less any applicable taxes.

Annuity Date - The date on which annuity payments are scheduled to begin.

Annuity Period - The period during which annuity payments are paid. The Annuity Period begins on the Annuity Date.

Annuity Unit - A unit of measurement which we use to calculate the amount of Variable Annuity payments.

Beneficiary(ies) - The person(s) designated to receive any death benefits under the Contract.

Company ("We," "Us," "Our," "Lincoln Benefit") - Lincoln Benefit Life Company.

Contract Anniversary - Each anniversary of the Issue Date.

Contract Owner ("You," "Your") - The person(s) having the privileges of ownership defined in the Contract. If Your Contract is issued as part of a retirement plan, Your ownership privileges may be modified by the plan.

Contract Value - The sum of the values of Your investment in the Sub-Accounts of the Separate Account and the Fixed Account.

Contract Year - Each twelve-month period beginning on the Issue Date and each Contract Anniversary.

Contribution Year - Each twelve-month period beginning on the date a Purchase Payment is allocated to a Sub-Account, or each anniversary of that date.

Fixed Account - The portion of the Contract Value allocated to Our general account.

Fixed Annuity - A series of annuity payments that are fixed in amount.

Guarantee Periods - A period of years for which we have guaranteed a specific effective annual interest rate on an amount allocated to the Fixed Account.

Issue Date - The date when the Contract becomes effective.

Latest Annuity Date - The latest date by which you must begin annuity payments under the Contract.

Loan Account - An account established for amounts transferred from the Sub-Accounts or the Fixed Account as security for outstanding Contract loans.

Market Value Adjustment - An amount added to or subtracted from certain transactions involving Your interest in the Fixed Account, to reflect the impact of changing interest rates.

Net Investment Factor - The factor used to determine the value of an Accumulation Unit and Annuity Unit in any Valuation Period. We determine the Net Investment Factor separately for each Sub-Account.

Non-Qualified Plan - A retirement plan which does not receive special tax treatment under Sections 401, 403(b), 408, 408A or 457 of the Tax Code.

Portfolio(s) - The underlying funds in which the Sub- Accounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.

Purchase Payments - Amounts paid to Us as premium for the Contract by you or on Your behalf.

Qualified Plan - A retirement plan which receives special tax treatment under Sections 401, 403(b), 408 or 408A of the Tax Code or a deferred compensation plan for a state and local government or another tax exempt organization under
Section 457 of the Tax Code.

Separate Account - The Lincoln Benefit Life Variable Annuity Account, which is a segregated investment account of the Company.

Sub-Account - A subdivision of the Separate Account, which invests wholly in shares of one of the Portfolios.

Surrender Value - The amount paid upon complete surrender of the Contract, equal to the Contract Value, less any applicable premium taxes, Withdrawal Charge, and the contract maintenance charge and increased or decreased by any Market Value Adjustment.

Tax Code - The Internal Revenue Code of 1986, as amended.

Treasury Rate - The U.S. Treasury Note Constant Maturity Yield for the preceding week as reported in Federal Reserve Bulletin Release H.15.

Valuation Date - Each day the New York Stock Exchange is open for business.

Valuation Period - The period of time over which we determine the change in the value of the Sub-Accounts in order to price Accumulation Units and Annuity Units. Each Valuation Period begins at the close of normal trading on the New York Stock Exchange ("NYSE") currently 4:00 p.m. Eastern time on each Valuation Date and ends at the close of the NYSE on the next Valuation Date.

Variable Annuity - A series of annuity payments that vary in amount based on changes in the value of the Sub- Accounts to which Your Contract Value has been allocated.

Withdrawal Charge - The contingent deferred sales charge that may be required upon some withdrawals.

                               4     PROSPECTUS

Fee Tables
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. State premium taxes may also be deducted.

Maximum Contingent Deferred Sales Charge - Withdrawal Charge (as a percentage of Purchase Payments) - 7%

                      CONTRIBUTION YEAR APPLICABLE CHARGE
                             1-2                7%
                             3-4                6%
                               5                5%
                               6                4%
                               7                3%
                               8 +              0%

TRANSFER FEE (Applies solely to the second and subsequent transfers
within a calendar month. We are currently waiving the transfer fee)    $ 10.00

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

Annual Contract Maintenance Charge                                     $35.00
Separate Account Annual Expenses (as a percentage of daily net asset value deducted from each of the Sub-Accounts of the Separate Account)
Base Contract (without optional riders)
 Mortality and Expense Risk Charge                                      1.15%
 Administrative Expense Charge                                          0.10%
                                                                       ------
 Total Separate Account Annual Expenses                                 1.25%
Base Contract (with Enhanced Death Benefit Rider)
 Mortality and Expense Risk Charge                                      1.35%
 Administrative Expense Charge                                          0.10%
                                                                       ------
 Total Separate Account Annual Expenses                                 1.45%
Base Contract (with Enhanced Income Benefit Rider)
 Mortality and Expense Risk Charge                                      1.50%
 Administrative Expense Charge                                          0.10%
                                                                       ------
 Total Separate Account Annual Expenses                                 1.60%
Base Contract (with Enhanced Death and Income Benefit Riders)
 Mortality and Expense Risk Charge                                      1.55%
 Administrative Expense Charge                                          0.10%
                                                                       ------
 Total Separate Account Annual Expenses                                 1.65%
Base Contract (with Enhanced Death and Income Benefit Riders II)
 Mortality and Expense Risk Charge                                      1.70%
 Administrative Expense Charge                                           0.10
                                                                       ------
 Total Separate Account Annual Expenses                                 1.80%

The next table shows the minimum and maximum total annual operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. Advisers and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios' expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for each Portfolio.


                                                              Minimum  Maximum
 ------------------------------------------------------------------------------
 Total Annual Portfolio Operating Expenses(1) (expenses that are deducted from Portfolio assets, which may include
 management fees, distribution and/or service (12b-1) fees,
 and other expenses) (without waivers or reimbursements)      0.10%    1.91%
 ------------------------------------------------------------------------------



(1)Expenses are shown as a percentage of Portfolio average daily net assets before any waiver or reimbursement as of December 31, 2008.


                               5     PROSPECTUS

Example 1

This Example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Separate Account annual expenses, and Portfolio fees and expenses and assumes no transfers or exchanges were made. The Example shows the dollar amount of expenses that you would bear directly or indirectly if you:

..   Invested $10,000 in the Contract for the time periods indicated,

..   earned a 5% annual return on your investment,

..   surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period, and,

..   elected the Enhanced Death and Income Benefit Riders II (with total
    Separate Account expenses of 1.80%).

The first line of the example assumes that the maximum fees and expenses of any of the Portfolios are charged. The second line of the example assumes that the minimum fees and expenses of any of the Portfolios are charged. Your actual expenses may be higher or lower than those shown below.

The example does not include any taxes or tax penalties you may be required to pay if you surrender your Contract.


                                                  1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------------------------------
Costs Based on Maximum Annual Portfolio Expenses  $1,010 $1,765  $2,533   $4,301
---------------------------------------------------------------------------------
Costs Based on Minimum Annual Portfolio Expenses  $  825 $1,215  $1,628   $2,554
---------------------------------------------------------------------------------


Example 2

This Example uses the same assumptions as Example 1 above, except that it assumes you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of each time period.


                                                  1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------------------------------
Costs Based on Maximum Annual Portfolio Expenses   $415  $1,255  $2,108   $4,301
---------------------------------------------------------------------------------
Costs Based on Minimum Annual Portfolio Expenses   $230  $  705  $1,203   $2,554
---------------------------------------------------------------------------------


Explanation of Expense Examples

Please remember that you are looking at examples and not a representation of past or future expenses. Your rate of return may be higher or lower than 5%, which is not guaranteed. The examples do not assume that any Portfolio expense waivers or reimbursement arrangements are in effect for the periods presented. Examples 1 and 2 assume the election of the Enhanced Death and Income Benefit Riders II (total Separate Account expenses of 1.80%). If these riders were not elected, the expense figures shown would be slightly lower. The Examples reflect the Free Withdrawal amounts, if any, and an annual Contract maintenance charge of $35.

                               6     PROSPECTUS

QUESTIONS AND ANSWERS ABOUT YOUR CONTRACT
The following are answers to some of the questions you may have about some of the more important features of the Contract. The Contract is more fully described in the rest of the prospectus. Please read the prospectus carefully.

1. What is the Contract?

The Contract is a flexible premium deferred variable annuity contract. It is designed for tax-deferred retirement investing. The Contract is available for non- qualified or qualified retirement plans. The Contract, like all deferred annuity contracts, has two phases: the Accumulation Period and the Annuity Period. During the Accumulation Period, earnings accumulate on a tax- deferred basis and are taxed as income when you make a withdrawal. The Annuity Period begins when you begin receiving payments under one of the annuity payment options described in the answer to Question 2. The amount of money accumulated under your Contract during the Accumulation Period will be used to determine the amount of your annuity payments during the Annuity Period.

Your premiums are invested in one or more of the Sub- Accounts of the Separate Account or allocated to the Fixed Account, as you instruct us. You may allocate your Contract Value to up to twenty-one options under the Contract, counting each Sub-Account and the Fixed Account as one option. We will treat all of your Contract Value allocated to the Fixed Account as one option for purposes of this limit, even if you have chosen more than one Guarantee Period. The value of your Contract will depend on the investment performance of the Sub- Accounts and the amount of interest we credit to the Fixed Account.

Each Sub-Account will invest in a single investment portfolio (a "Portfolio") of an underlying fund. The Portfolios offer a range of investment objectives, from conservative to aggressive. You bear the entire investment risk on amounts allocated to the Sub-Accounts. The investment policies and risks of each Portfolio are described in the accompanying prospectuses for the Portfolios.

In some states, you may also allocate all or part of your Contract Value to the "Fixed Account", as described in the answer to Question 5.

2. What Annuity Options does the Contract offer?

You may receive annuity payments on a fixed or a variable basis or a combination of the two. We offer a variety of annuity options including:

..   a life annuity with payments guaranteed for zero to thirty years;

..   a joint and full survivorship annuity, with payments guaranteed for zero to thirty years; and

..   fixed payments for a specified period of five to thirty years.

Call us to inquire about other options.

You may change your annuity option at any time before annuitization. You may select the date to annuitize the Contract. The date you select, however, may be no later than the later of the tenth Contract Anniversary or the youngest Annuitant's 90th birthday. If your Contract was issued in connection with a qualified plan, different deadlines may apply.

If you select annuity payments on a variable basis, the amount of our payments to you will be affected by the investment performance of the Sub-Accounts you have selected. The fixed portion of your annuity payments, on the other hand, generally will be equal in amount to the initial payment we determine. As explained in more detail below, however, during the Annuity Period you will have a limited ability to change the relative weighting of the Sub-Accounts on which your variable annuity payments are based or to increase the portion of your annuity payments consisting of Fixed Annuity payments.

3. How do I buy a Contract?

You can obtain a Contract application from your Lincoln Benefit agent. You must pay at least $1,200 in Purchase Payments during the first Contract Year. Purchase Payments must be at least $100, unless you enroll in an automatic payment plan. Your periodic payments in an automatic payment plan must be at least $25 per month. We may lower these minimums at our sole discretion. The maximum age of the oldest Contact Owner and Annuitant cannot exceed age 90 as of the date we receive the completed application.

4. What are my investment choices under the Contract?

You can allocate and reallocate your investment among the Sub-Accounts, each of which in turn invests in a single Portfolio. Under the Contract, the Separate Account currently invests in the Portfolios described in "The Investment and Fixed Account Options: Separate Account Investments."

Some of the Portfolios described in this prospectus may not be available in your Contract.

Each Portfolio holds its assets separately from the assets of the other Portfolios. Each Portfolio has distinct investment objectives and policies which are described in the prospectuses for the Portfolios.

5. What is the Fixed Account option?

We offer two Fixed Account interest crediting options: the Guaranteed Maturity Fixed Account Option and the Dollar Cost Averaging Fixed Account Option.

You may allocate Purchase Payments to the Sub- Account(s) and the Fixed Account(s). Loan payments may not be allocated to the Fixed Account(s). You may

                               7     PROSPECTUS
not transfer amounts into the DCA Fixed Account. The minimum amount that may be transferred into any one of the Guarantee Maturity Fixed Account Options is $500.

We will credit interest to amounts allocated to the Guaranteed Maturity Fixed Account Option at a specified rate for a specified Guarantee Period. You select the Guarantee Period for each amount that you allocate to the Guaranteed Maturity Fixed Account Option. We will tell you what interest rates and Guarantee Periods we are offering at a particular time. At the end of each Guarantee Period, you may select a new Guarantee Period from among the choices we are then making available or transfer or withdraw the relevant amount from the Fixed Account without any Market Value Adjustment.

We may offer Guarantee Periods ranging from one to ten years in length. We are currently offering Guarantee Periods of one, three, five, seven, and ten years in length. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods.

We will not change the interest rate credited to a particular allocation until the end of the relevant Guarantee Period. From time to time, however, we may change the interest rate that we offer to credit to new allocations to the Guaranteed Maturity Fixed Account Option and to amounts rolled over in the Fixed Account for new Guarantee Periods.

In addition, if you participate in our dollar cost averaging program, you may designate amounts to be held in the Dollar Cost Averaging Fixed Account Option until they are transferred monthly to the Sub-Accounts or Guarantee Periods of your choosing. When you make an allocation to the Fixed Account for this purpose, we will set an interest rate applicable to that amount. We will then credit interest at that rate to that amount until it has been entirely transferred to your chosen Sub-Accounts or Guarantee Periods. We will complete the transfers within one year of the allocation. In our discretion we may change the rate that we set for new allocations to the Fixed Account for the dollar cost averaging program. We will never, however, set a rate less than an effective annual rate of 3%.

A Market Value Adjustment may increase or decrease the amount of certain transactions involving the Fixed Account, to reflect changes in interest rates. As a general rule, we will apply a Market Value Adjustment to the following transactions:

1) when you withdraw funds from the Guaranteed Maturity Fixed Account Option in an amount greater than the Free Withdrawal Amount (which is described in the answer to Question 6);

2) when you transfer funds from the Guaranteed Maturity Fixed Account Option to the Sub-Accounts;

3) when you allocate part of your balance in the Guaranteed Maturity Fixed Account Option to a new Guarantee Period before the end of the existing Guarantee Period;

4) when you annuitize your Contract; and

5) when we pay a death benefit.

We will not apply a Market Value Adjustment to a transaction to the extent that:

1) it occurs within 30 days after the end of a Guarantee Period applicable to the funds involved in the transaction;

2) it is necessary to meet IRS minimum withdrawal requirements; or

3) it is a transfer that is part of a Dollar Cost Averaging program.

We determine the amount of a Market Value Adjustment using a formula that takes into consideration:

1) whether current interest rates differ from interest rates at the beginning of the applicable Guarantee Period; and

2) how many years are left until the end of the Guarantee Period.

As a general rule, if interest rates have dropped, the Market Value Adjustment will be an addition; if interest rates have risen, the Market Value Adjustment will be a deduction. It is therefore possible that if you withdraw an amount from the Fixed Account during a Guarantee Period, a Market Value Adjustment may cause you to receive less than you initially allocated to the Fixed Account.

6. What are my expenses under the Contract?

Contract Maintenance Charge. During the Accumulation Period, each year we subtract an annual contract maintenance charge of $35 from your Contract Value allocated to the Sub-Accounts. We will waive this charge if you pay $50,000 or more in Purchase Payments or if you allocate all of your Contract Value to the Fixed Account.

During the Annuity Period, we will subtract the annual contract maintenance charge in equal parts from your annuity payments. We waive this charge if on the Annuity Date your Contract Value is $50,000 or more or if all payments are Fixed Annuity payments.

Administrative Expense Charge and Mortality and Expense Risk Charge. We impose a mortality and expense risk charge at an annual rate of 1.15% of average daily net assets and an administrative expense charge at an annual rate of .10% of average daily net assets. If you select one of our optional enhanced benefit riders, however, we may charge you a higher mortality and expense risk charge. These charges are assessed each day during the Accumulation Period and the Annuity Period. We guarantee that we will not raise these charges.

                               8     PROSPECTUS

Transfer Fee. Although we currently are not charging a transfer fee, the Contract permits us to charge you up to $10 per transfer for each transfer after the first transfer in each month.

Withdrawal Charge (Contingent Deferred Sales Charge). During the Accumulation Period, you may withdraw all or part of the value of your Contract before your death or, if the Contract is owned by a company or other legal entity, before the Annuitant's death. Certain withdrawals may be made without payment of any Withdrawal Charge, which is a contingent deferred sales charge. Other withdrawals are subject to the Withdrawal Charge.

The Withdrawal Charge will vary depending on how many complete years have passed since you paid the Purchase Payment being withdrawn. The Withdrawal Charge applies to each Purchase Payment for seven complete years from the date of the Payment (each a "Contribution Year") as follows:

                      Contribution Year Applicable Charge
                      ----------------- -----------------
                             1-2                7%
                             3-4                6%
                               5                5%
                               6                4%
                               7                3%
                               8+               0%

In determining Withdrawal Charges, we will deem your Purchase Payments to be withdrawn on a first-in, first- out basis.

Each year, free of Withdrawal Charges or any otherwise applicable Market Value Adjustment, you may withdraw the Free Withdrawal Amount, which equals:

   (a)  the greater of:
   . earnings not previously withdrawn; or
   . 15% of your total Purchase Payments made in the most recent seven years;
   plus

   (b) an amount equal to your total Purchase Payments made more than seven years ago, to the extent not previously withdrawn.

In most states, we also may waive the Withdrawal Charge if you:

1) require long-term medical or custodial care outside the home;
2) become unemployed; or

3) are diagnosed with a terminal illness.

These provisions will apply to the Annuitant, if the Contract is owned by a company or other legal entity. Additional restrictions and costs may apply to Contracts issued in connection with qualified plans. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. You should consult with your tax counselor to determine what effect a withdrawal might have on your tax liability. As described in the answer to Question 5, we may increase or decrease certain withdrawals by a Market Value Adjustment.

Premium Taxes. Certain states impose a premium tax on annuity purchase payments received by insurance companies. Any premium taxes relating to the Contract may be deducted from Purchase Payments or the Contract Value when the tax is incurred or at a later time. State premium taxes generally range from 0% to 3.5%.

Other Expenses. In addition to our charges under the Contract, each Portfolio deducts amounts from its assets to pay its investment advisory fees and other expenses.

7. How will my investment in the Contract be taxed?

You should consult a qualified tax adviser for personalized answers. Generally, earnings under variable annuities are not taxed until amounts are withdrawn or distributions are made. This deferral of taxes is designed to encourage long-term personal savings and supplemental retirement plans. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.

Special rules apply if the Contract is owned by a company or other legal entity. Generally, such an owner must include in income any increase in the excess of the Contract Value over the "investment in the contract" during the taxable year.

8. Do I have access to my money?

At any time during the Accumulation Period, we will pay you all or part of the value of your Contract, minus any applicable charge, if you surrender your Contract or request a partial withdrawal. Under some qualified plans, you may also take a loan against the value of your Contract. Generally, a partial withdrawal must equal at least $50, and after the withdrawal your remaining Contract Value must at least equal $500.

Although you have access to your money during the Accumulation Period, certain charges, such as the contract maintenance charge, the Withdrawal Charge, and premium tax charges, may be deducted on a surrender or withdrawal. You may also incur federal income tax liability or tax penalties. In addition, if you have allocated some of the value of your Contract to the Fixed Account, the amount of your surrender proceeds or withdrawal may be increased or decreased by a Market Value Adjustment.

After annuitization, under certain settlement options you may be entitled to withdraw the commuted value of the remaining payments.

9. What is the Death Benefit?

We will pay a death benefit while the Contract is in force and before the Annuity Date, if the Contract Owner dies, or if the Annuitant dies and the Contract Owner is not a living person. To obtain payment of the Death Benefit,

                               9     PROSPECTUS
the Beneficiary must submit to us a complete request for payment of the death benefit, which includes due proof of death as specified in the Contract.

The standard death benefit is the greatest of the following:

1) your total Purchase Payments reduced by a withdrawal adjustment;

2) your Contract Value;

3) the amount you would have received by surrendering your Contract; or

4) your Contract Value on each Contract Anniversary evenly divisible by seven increased by the total Purchase Payments since that anniversary and reduced by a withdrawal adjustment.

We also offer an optional enhanced death benefit rider, which is described later in this prospectus.

We will determine the value of the death benefit on the day that we receive all of the information that we need to process the claim.

10. What else should I know?

Allocation of Purchase Payments. You allocate your initial Purchase Payment among the Sub-Accounts and the Fixed Account in your Contract application. You may make your allocations in specific dollar amounts or percentages, which must be whole numbers that add up to 100%. When you make subsequent Purchase Payments, you may again specify how you want your payments allocated. If you do not, we will automatically allocate the payment based on your most recent instructions. You may not allocate Purchase Payments to the Fixed Account if it is not available in your state.

Transfers. During the Accumulation Period, you may transfer Contract Value among the Sub-Accounts and from the Sub-Accounts to the Fixed Account. You may not make a transfer, however, that would result in your allocating your Contract Value to more than twenty-one options under the Contract. While you may also transfer amounts from the Fixed Account, a Market Value Adjustment may apply. You may instruct us to transfer Contract Value by writing or calling us.

You may also use our Automatic Dollar Cost Averaging or Portfolio Rebalancing programs. You may not use both programs at the same time.

Under the Dollar Cost Averaging program, amounts are automatically transferred at regular intervals from the Fixed Account or a Sub-Account of your choosing, including other Sub-Accounts or the Fixed Account. Transfers from the Dollar Cost Averaging Fixed Account may be made monthly only. Transfers from Sub-Accounts may be made monthly, quarterly, or annually.

Under the Portfolio Rebalancing Program, you can maintain the percentage of your Contract Value allocated to each Sub-Account at a pre-set level. Investment results will shift the balance of your Contract Value allocations. If you elect rebalancing, we will automatically transfer your Contract Value back to the specified percentages at the frequency (monthly, quarterly, semiannually, annually) that you specify. We will automatically terminate this program if you request a transfer outside of the program. You may not include the Fixed Account in a Portfolio Rebalancing Program. You also may not elect rebalancing after annuitization.

During the Annuity Period, you may not make any transfers for the first six months after the Annuity Date. Thereafter, you may make transfers among the Sub- Accounts or from the Sub-Accounts to increase your Fixed Annuity payments. Your transfers, however, must be at least six months apart. You may not, however, convert any portion of your right to receive Fixed Annuity payments into Variable Annuity payments.

Free Look Period. You may cancel the Contract by returning it to us within 10 days after you receive it, or after whatever longer period may be permitted by state law. You may return it by delivering it or mailing it to us. If you return the Contract, the Contract terminates and, in most states, we will pay you an amount equal to the Contract Value on the date we receive the Contract from you. The Contract Value may be more or less than your Purchase Payments. In some states, we are required to send you the amount of your Purchase Payments. Since state laws differ as to the consequences of returning a Contract, you should refer to your Contract for specific information about your circumstances. If your Contract is qualified under Section 408 of the Internal Revenue Code, we will refund the greater of any purchase payments or the Contract Value.

11. Who can I contact for more information?

You can write to us at Lincoln Benefit Life Company, P.O. Box 758565, Topeka, KS 66675-8565, or call us at (800) 457-7617.

                               10     PROSPECTUS

CONDENSED FINANCIAL INFORMATION

Attached as Appendix A is a table showing selected information concerning Accumulation Unit Values for each Sub-Account for 1999 through 2008. Accumulation Unit Value is the unit of measure that we use to calculate the value of your interest in a Sub-Account. Accumulation Unit Value does not reflect the deduction of certain charges that are subtracted from your Contract Value, such as the Contract Administration Charge. The Separate Account's financial statements, which are comprised of the financial statements of the underlying sub-accounts, as of December 31, 2008, are included in the Statement of Additional Information. Lincoln Benefit's financial statements as of December 31, 2008, are included in the Statement of Additional Information.


DESCRIPTION OF THE CONTRACTS
Summary. The Contract is a deferred annuity contract designed to aid you in long-term financial planning. You may add to the Contract Value by making additional Purchase Payments. In addition, the Contract Value will change to reflect the performance of the Sub-Accounts to which you allocate your Purchase Payments and your Contract Value, as well as to reflect interest credited to amounts allocated to the Fixed Account. You may withdraw your Contract Value by making a partial withdrawal or by surrendering your Contract. Upon Annuitization, we will pay you benefits under the Contract in the form of an annuity, either for the life of the Annuitant or for a fixed number of years. All of these features are described in more detail below.

Contract Owner. As the Contract Owner, you are the person usually entitled to exercise all rights of ownership under the Contract. You usually are also the person entitled to receive benefits under the Contract or to choose someone else to receive benefits. The Contract can also be purchased as an IRA or TSA (also known as a 403(b)). The endorsements required to qualify these annuities under the Code may limit or modify your rights and privileges under the Contract. The maximum age of the oldest Contract Owner and Annuitant cannot exceed age 90 as of the date we receive the completed application. The Contract cannot be jointly owned by both a non-living person and a living person. Changing ownership of this contract may cause adverse tax consequences and may not be allowed under qualified plans. Please consult with a competent tax advisor prior to making a request for a change of Contract Owner. If the Contract Owner is a grantor trust, the Contract Owner will be considered a non-living person for purposes of this section and the Death Benefit section.

Annuitant. The Annuitant is the living person whose life span is used to determine annuity payments. You initially designate an Annuitant in your application. You may change the Annuitant at any time before annuity payments begin. If your Contract was issued under a plan qualified under Section 403(b), 408 or 408A of the Tax Code, you must be the Annuitant. If the Contract is a non-qualified Contract, you may also designate a Joint Annuitant, who is a second person on whose life annuity payments depend. Additional restrictions may apply in the case of Qualified Plans. If you are not the Annuitant and the Annuitant dies before annuity payments begin, then either you become the new Annuitant or you must name another person as the new Annuitant. You must attest that the Annuitant is alive in order to annuitize your Contract.

Modification of the Contract. Only a Lincoln Benefit officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract.

We are permitted to change the terms of the Contract if it is necessary to comply with changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.

Assignment. Before the Annuity Date, if the Annuitant is still alive, you may assign an interest in the Contract if it is a non-qualified Contract. If a Contract is issued pursuant to a Qualified Plan, the law prohibits some types of assignments, pledges and transfers and imposes special conditions on others. An assignment may also result in taxes or tax penalties.

We will not be bound by any assignment until we receive written notice of it. Accordingly, until we receive written notice of an assignment, we will continue to act as though the assignment had not occurred. We are not responsible for the validity of any assignment.

Because of the potential tax consequences and ERISA issues arising from an assignment, you should consult with an attorney before trying to assign your Contract.

Free Look Period. You may cancel the Contract by returning it to us within 10 days after you receive it, or within whatever longer period may be permitted by state law. You may return it by delivering it to your agent or mailing it to us. If you return the Contract, the Contract terminates and, in most states, we will pay you an amount equal to the Contract Value on the date we receive the Contract from you. The Contract Value at that time may be more or less than your Purchase Payments.

In some states, if you exercise your "free look" rights, we are required to return the amount of your Purchase Payments. Currently, if you live in one of those states, on the Issue Date we will allocate your Purchase Payment to the Sub-Accounts and the Fixed Account Options as you specified in your application. However, we reserve the right in the future to delay allocating your Purchase Payments to the Sub-Accounts you have selected or to the Fixed Account until 20 days after the Issue Date or, if your state's free look period is longer than ten days, for ten days plus the period required by state law. During

                               11     PROSPECTUS
that time, we will allocate your Purchase Payment to the Fidelity Money Market Sub-Account. Your Contract will contain specific information about your free-look rights in your state.

PURCHASES AND CONTRACT VALUE
Minimum Purchase Payment. The minimum initial Purchase Payment for a Contract is $1,200. You may pay it in a lump sum or in installments of your choice over the first Contract Year. You may not pay more than $1 million in Purchase Payments without our prior approval. As a general rule, subsequent Purchase Payments may be made in amounts of $100 or more. Subsequent Purchase Payments made as part of an Automatic Payment Plan, however, may be as small as $25 per month. However, each purchase payment made to the Dollar Cost Averaging Fixed Account must be at least $1,200. If we receive purchase payments designated for the Dollar Cost Averaging Fixed Account that are lower than the required minimum of $1,200, or purchase payments designated for the Guaranteed Maturity Fixed Account Option that are lower than $500, such amounts will be allocated to the Fidelity Money Market Portfolio. We may lower these minimums if we choose. We may refuse any Purchase Payment at any time.

Automatic Payment Plan. You may make scheduled Purchase Payments of $25 or more per month by automatic payment through your bank account. Call or write us for an enrollment form.

Allocation of Purchase Payments. Your Purchase Payments are allocated to the Sub-Account(s) and the Fixed Account in the proportions that you have selected. You must specify your allocation in your Contract application, either as percentages or specific dollar amounts. If you make your allocation in percentages, the total must equal 100%. We will allocate your subsequent Purchase Payments in those percentages, until you give us new allocation instructions. You may not allocate Purchase Payments to the Fixed Account if it is not available in your state.

You initially may allocate your Purchase Payments to up to twenty-one options, counting each Sub-Account and the Fixed Account as one option. For this purpose, we will treat all of your allocations to the Fixed Account as one option, even if you choose more than one Guarantee Period. You may add or delete Sub-Accounts and/or the Fixed Account from your allocation instructions, but we will not execute instructions that would cause you to have Contract Value in more than twenty-one options. In the future, we may waive this limit.

If your application is complete, we will issue your Contract within two business days of its receipt at our P.O. Box shown on the first page of this prospectus. If your application for a Contract is incomplete, we will notify you and seek to complete the application within five business days. For example, if you do not fill in allocation percentages, we will contact you to obtain the missing percentages. If we cannot complete your application within five business days after we receive it, we will return your application and your Purchase Payment, unless you expressly permit us to take a longer time.

Usually, we will allocate your initial Purchase Payment to the Sub-Accounts and the Fixed Account, as you have instructed us, on the Issue Date. We will allocate your subsequent Purchase Payments on the date that we receive them at the next computed Accumulation Unit Value.

In some states, however, we are required to return at least your Purchase Payment if you cancel your Contract during the "free-look" period. In those states, we currently will allocate your Purchase Payments on the Issue Date as you have instructed us, as described above. In the future, however, we reserve the right, if you live in one of those states, to allocate all Purchase Payments received during the "free-look period" to the Fidelity Money Market Sub-Account. If we exercise that right and your state's free look period is ten days, we will transfer your Purchase Payments to your specified Sub-Accounts or the Fixed Account 20 days after the Issue Date; if your state's free look period is longer, we will transfer your Purchase Payment after ten days plus the period required by state law have passed.

We determine the number of Accumulation Units in each Sub-Account to allocate to your Contract by dividing that portion of your Purchase Payment allocated to a Sub- Account by that Sub-Account's Accumulation Unit Value on the Valuation Date when the allocation occurs.

Contract Value. We will establish an account for you and will maintain your account during the Accumulation Period. The total value of your Contract at any time is equal to the sum of the value of your Accumulation Units in the Sub-Accounts you have selected, plus the value of your investment in the Fixed Account.

Separate Account Accumulation Unit Value. As a general matter, the Accumulation Unit Value for each Sub-Account will rise or fall to reflect changes in the share price of the Portfolio in which the Sub-Account invests. In addition, we subtract from Accumulation Unit Value amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value. We determine Withdrawal Charges, transfer fees and contract maintenance charges separately for each Contract. They do not affect Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units.

We determine a separate Accumulation Unit Value for each Sub-Account. We also determine a separate set of Accumulation Unit Values reflecting the cost of the enhanced benefit riders described beginning on page 27. If we elect or are required to assess a charge for taxes, we may calculate a separate Accumulation Unit Value for Contracts issued in connection with Non-Qualified and

                               12     PROSPECTUS

Qualified Plans, respectively, within each Sub-Account. We determine the Accumulation Unit Value for each Sub-Account Monday through Friday on each day that the New York Stock Exchange is open for business.

You should refer to the prospectuses for the Portfolios for a description of how the assets of each Portfolio are valued, since that determination has a direct bearing on the Accumulation Unit Value of the corresponding Sub- Account and, therefore, your Contract Value.

Transfer During Accumulation Period. During the Accumulation Period, you may transfer Contract Value among the Fixed Account and the Sub-Accounts in writing or by telephone. Currently, there is no minimum transfer amount. The Contract permits us to set a minimum transfer amount in the future. You may not make a transfer that would result in your allocating your Contract Value to more than twenty-one options under the Contract at one time.

As a general rule, we only make transfers on days when the NYSE is open for business. If we receive your request on one of those days, we will make the transfer that day. Requests received before 4:00 p.m. will be effected on that day at that day's price. Requests received after 4:00 p.m. will be effected on the next day on which the NYSE is open for business, at that day's price. If you transfer an amount from the Fixed Account to a Sub-Account before the end of the applicable Guarantee Period or you allocate an amount in the Fixed Account to a new Guarantee Period before the end of the existing Guarantee Period, we usually will increase or decrease the amount by a Market Value Adjustment. The calculation of the Market Value Adjustment is described in "Market Value Adjustment" on page 21.

Transfers within 30 days after the end of the applicable Guarantee Period are not subject to a Market Value Adjustment.

The Contract permits us to defer transfers from the Fixed Account for up to six months from the date you ask us.

You may not transfer Contract Value into the Dollar Cost Averaging Fixed Account Option. You may not transfer Contract Value out of the Dollar Cost Averaging Fixed Account Option except as part of a Dollar Cost Averaging program.

We may charge you the transfer fee described on page 5, although we currently are waiving it. At any time, without notice, we may suspend, modify or terminate your privilege to make transfers via the phone, or via other electronic or automated means previously approved by the Company, including, but not limited to, automated telephone services, facsimile machine, e-mail and electronic services via online access. Among other things, we reserve the right to limit the number of such transfers among the Variable Sub-Accounts in any Contract year, or to refuse any Variable Sub-Account transfer request. We also reserve the right to restrict such transfers in any manner reasonably designed to prevent transfers that we consider disadvantageous to the Contract Owners.

We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

MARKET TIMING & EXCESSIVE TRADING
The Contracts/Policies are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Contract/Policy Value. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract/Policy if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract/Policy.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under "Trading Limitations." Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Variable Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.

TRADING LIMITATIONS
We reserve the right to limit transfers among the investment alternatives in any Contract/Policy year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone,

                               13     PROSPECTUS
facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

..   we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract/Policy Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract/Policy Owners; or

..   we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

..   the total dollar amount being transferred, both in the aggregate and in the transfer request;

..   the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Variable Sub-Account in a short period of time can constitute market timing);

..   whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Variable Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Variable Sub-Accounts);

..   whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

..   the investment objectives and/or size of the Variable Sub-Account underlying Portfolio.

We seek to apply these trading limitations uniformly. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.

If we determine that a Contract/Policy Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Contract/Policy Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Contract/Policy Owner from making future additions or transfers into the impacted Variable Sub-Account(s) or will restrict that Contract/Policy Owner from making future additions or transfers into the class of Variable Sub-Account(s) if the Variable Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Variable Sub-Accounts).

In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.

SHORT TERM TRADING FEES
The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio's Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Contract/Policy Owner(s) responsible for the short-term transfer activity generating the fee.

We will administer and collect redemption fees in connection with transfers between the Variable Sub- Accounts and forward these fees to the Portfolio. Please consult the Portfolio's prospectus for more complete information regarding the fees and charges associated with each Portfolio.

Automatic Dollar Cost Averaging Program. Under our Automatic Dollar Cost Averaging program, you may authorize us to transfer a fixed dollar amount at fixed intervals from the Dollar Cost Averaging Fixed Account Option or a Sub-Account of your choosing. The interval between transfers from the Dollar Cost Averaging Fixed Account may be monthly only. The interval between transfers from Sub-Accounts may be monthly, quarterly, or annually, at your option. The transfers will be made at the Accumulation Unit Value on the date of the transfer. The transfers will continue until you instruct us otherwise, or until your chosen source of transfer payments is exhausted. Currently, the minimum transfer amount is $100 per transfer. However, if you wish to Dollar Cost Average to a Guaranteed Maturity Fixed Account Option, the minimum amount that must be transferred into any one Option is $500. We may change this minimum or grant exceptions. For each purchase payment allocated to this Option, your first monthly transfer will occur 25 days after such purchase payment. If we do not receive an allocation from you within 25 days of the purchase payment, we will transfer the payment plus associated interest to the Fidelity Money

                               14     PROSPECTUS

Market Variable Sub-Account in equal monthly payments. You may not use the Dollar Cost Averaging program to transfer amounts from the Guaranteed Maturity Fixed Account Option.

Your request to participate in this program will be effective when we receive your completed application at the P.O. Box given on the first page of this prospectus. Call or write us for a copy of the application. You may elect to increase, decrease or change the frequency or amount of transfers under a Dollar Cost Averaging program. We will not charge a transfer fee for Dollar Cost Averaging.

The theory of Dollar Cost Averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program, nor will it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as dollar cost averaging, periodic transfers from a Sub-Account with more volatile performance experience is unlikely to produce the desired effects of dollar cost averaging as would transfers from a less volatile Sub-Account. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time.

Portfolio Rebalancing. Portfolio Rebalancing allows you to maintain the percentage of your Contract Value allocated to each Sub-Account at a pre-set level. Over time, the variations in each Sub-Account's investment results will shift the balance of your Contract Value allocations. Under the Portfolio Rebalancing feature, each period, if the allocations change from your desired percentages, we will automatically transfer your Contract Value, including new Purchase Payments (unless you specify otherwise), back to the percentages you specify. Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.

You may choose to have rebalances made monthly, quarterly, semi-annually, or annually. We will not charge a transfer fee for Portfolio Rebalancing. A one-time request to rebalance the amounts allocated to the Sub- Accounts is not part of a Portfolio Rebalancing program and is subject to all of the requirements that are applicable to transfers. We will automatically terminate this program if you request any transfers outside the Portfolio Rebalancing program. If you wish to resume Portfolio Rebalancing after it has been canceled, then you must complete a new Portfolio Rebalancing form and send it to our home office. You may not include the Fixed Account in a Portfolio Rebalancing program.

You may request Portfolio Rebalancing at any time by submitting a completed written request to us at the P.O. Box given on the first page of this prospectus. Please call or write us for a copy of the request form. If you stop Portfolio Rebalancing, you must wait 30 days to begin again. In your request, you may specify a date for your first rebalancing. If you specify a date fewer than 30 days after your Issue Date, your first rebalance will be delayed one month. If you request Portfolio Rebalancing in your Contract application and do not specify a date for your first rebalancing, your first rebalance will occur one period after the Issue Date. For example, if you specify quarterly rebalancing, your first rebalance will occur three months after your Issue Date. Otherwise, your first rebalancing will occur twenty-five days after we receive your completed request form. All subsequent rebalancing will occur at the intervals you have specified on the day of the month that coincides with the same day of the month as your Contract Anniversary Date.

Generally, you may change the allocation percentages, frequency, or choice of Sub-Accounts at any time. If your total Contract Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of Portfolio Rebalancing. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time. We may change, terminate, limit, or suspend Portfolio Rebalancing at any time.

                               15     PROSPECTUS

The Investment and Fixed Account Options
--------------------------------------------------------------------------------
Separate Account Investments

The Portfolios. Each of the Sub-Accounts of the Separate Account invests in the shares of one of the Portfolios. Each Portfolio is either an open-end management investment company registered under the Investment Company Act of 1940 or a separate investment series of an open-end management investment company. We have briefly described the Portfolios below. You should consult the current prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios. If you do not have a prospectus for a Portfolio, contact us and we will send you a copy.

We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub- Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives. You should carefully review their prospectuses before allocating amounts to the Sub-Accounts of the Separate Account.



Portfolio                                Each Portfolio Seeks                                   Investment Adviser
------------------------------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value Fund - Series I     Long-term growth of capital                            Invesco A I M Advisors,
                                                                                                Inc. (1) Sub-adviser: Invesco
                                                                                                Trimark Investment
                                                                                                Management Inc.; Invesco
                                                                                                Global Asset Management
                                                                                                (N.A.), Inc.; Invesco
                                                                                                Institutional (N.A.), Inc.;
                                                                                                Invesco Senior Secured
                                                                                                Management, Inc.; Invesco
                                                                                                Hong Kong Limited; Invesco
                                                                                                Asset Management Limited;
                                                                                                Invesco Asset Management
                                                                                                (Japan) Limited; Invesco
                                                                                                Asset Management
                                                                                                Deutschland, GmbH; and
                                                                                                Invesco Australia Limited
------------------------------------------------------------------------------------------------------------------------------
The Alger American Fund
------------------------------------------------------------------------------------------------------------------------------
Alger American LargeCap Growth           Long-term capital appreciation
 Portfolio - Class O
------------------------------------------------------------------------------------------------
Alger American Income & Growth           To provide a high level of dividend income. Its
 Portfolio - Class O                      secondary goal is to provide capital appreciation.    Fred Alger Management, Inc.
------------------------------------------------------------------------------------------------
Alger American Capital Appreciation      Long-term capital appreciation
Portfolio - Class O
------------------------------------------------------------------------------------------------
Alger American MidCap Growth Portfolio   Long-term capital appreciation
 - Class O
------------------------------------------------------------------------------------------------
Alger American SmallCap Growth           Long-term capital appreciation
 Portfolio - Class O
------------------------------------------------------------------------------------------------
DWS Variable Series I
------------------------------------------------------------------------------------------------------------------------------
DWS Bond VIP - Class A                   To maximize total return consistent with preservation
                                          of capital and prudent investment management, by
                                          investing for both current income and capital
                                          appreciation                                          Deutsche Investment
------------------------------------------------------------------------------------------------Management Americas Inc.
DWS Global Opportunities VIP - Class A   Above-average capital appreciation over the long
                                          term
------------------------------------------------------------------------------------------------
DWS Growth & Income VIP - Class A        Long-term growth of capital, current income and
                                          growth of income
------------------------------------------------------------------------------------------------
DWS International VIP - Class A          Long-term growth of capital primarily through
                                          diversified holdings of marketable foreign equity
                                          investments
------------------------------------------------------------------------------------------------
DWS Variable Series II
------------------------------------------------------------------------------------------------------------------------------
DWS Balanced VIP - Class A               High total return, a combination of income and         Deutsche Investment
                                          capital appreciation                                  Management Americas Inc.
------------------------------------------------------------------------------------------------------------------------------
Federated Insurance Series
------------------------------------------------------------------------------------------------------------------------------
Federated Capital Income Fund II         High current income and moderate capital               Federated Equity
                                          appreciation                                          Management Company of
                                                                                                Pennsylvania
------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government       Current income
 Securities II                                                                                  Federated Investment
------------------------------------------------------------------------------------------------Management Company
Federated High Income Bond Fund II       High current income
------------------------------------------------------------------------------------------------


                               16     PROSPECTUS


Portfolio                                Each Portfolio Seeks                                     Investment Adviser
---------------------------------------------------------------------------------------------------------------------------
Fidelity(R) Variable Insurance Products
---------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager(SM)           High total return with reduced risk over the long
 Portfolio - Initial Class                term by allocating its assets among stocks, bonds,
                                          and short-term instruments.
--------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio -   Long-term capital appreciation.
 Initial Class
--------------------------------------------------------------------------------------------------Fidelity Management &
Fidelity VIP Equity-Income Portfolio -   Reasonable Income. The fund will also consider the       Research Company
 Initial Class                            potential for capital appreciation. The funds goal is
                                          to achieve a yield which exceeds the composite
                                          yield on the securities comprising the Standard &
                                          Poors 500(SM) Index (S&P 500(R) ).
--------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio - Initial  To achieve capital appreciation.
 Class
--------------------------------------------------------------------------------------------------
Fidelity VIP Index 500 Portfolio -       Investment results that correspond to the total return
 Initial Class                            of common stocks publicly traded in the United
                                          States, as represented by the Standard & Poors
                                          500(SM) Index (S&P 500(R) ).
--------------------------------------------------------------------------------------------------
Fidelity VIP Money Market Portfolio -    As high a level of current income as is consistent with
 Initial Class                            preservation of capital and liquidity.
--------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio -        Long-term growth of capital.
 Initial Class
--------------------------------------------------------------------------------------------------
Janus Aspen Series
---------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Balanced Portfolio -  Long-term capital growth, consistent with
 Institutional Shares                     preservation of capital and balanced by current
                                          income.
--------------------------------------------------------------------------------------------------
Janus Aspen Series Flexible Bond         To obtain maximum total return, consistent with
 Portfolio - Institutional Shares         preservation of capital.                                Janus Capital Management
--------------------------------------------------------------------------------------------------LLC
Janus Aspen Series Overseas Portfolio -  Long-term growth of capital.
 Service Shares (formerly named Janus
 Aspen Series International Growth
 Portfolio - Service Shares)
--------------------------------------------------------------------------------------------------
Janus Aspen Series Janus Portfolio -     Long-term growth of capital in a manner consistent
 Institutional Shares (formerly named     with the preservation of capital.
 Janus Aspen Series Large Cap Growth
 Portfolio - Institutional Shares)
--------------------------------------------------------------------------------------------------
Janus Aspen Series Janus Enterprise      Long-term growth of capital
 Portfolio - Institutional Shares
 (formerly named Janus Aspen Series Mid
 Cap Growth Portfolio - Institutional
 Shares)
--------------------------------------------------------------------------------------------------
Janus Aspen Series Worldwide Portfolio   Long-term growth of capital in a manner consistent
 - Institutional Shares (formerly named   with the preservation of capital.
 Janus Aspen Series Worldwide Growth
 Portfolio - Institutional Shares)
--------------------------------------------------------------------------------------------------
Legg Mason Partners Variable Equity
 Trust
---------------------------------------------------------------------------------------------------------------------------
Legg Mason Partners Variable Investors   Long-term growth of capital with current income as a     Legg Mason Partners Fund
 Portfolio - Class I                      secondary objective                                     Advisor, LLC
---------------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Insurance Trust(SM)
---------------------------------------------------------------------------------------------------------------------------
MFS Growth Series - Initial Class        Capital appreciation
--------------------------------------------------------------------------------------------------
MFS Investors Trust Series - Initial     Capital appreciation
 Class
--------------------------------------------------------------------------------------------------MFS(TM) Investment
MFS New Discovery Series - Initial Class Capital appreciation                                     Management
--------------------------------------------------------------------------------------------------
MFS Research Series - Initial Class      Capital appreciation
--------------------------------------------------------------------------------------------------
MFS Total Return Series - Initial Class  Total return
--------------------------------------------------------------------------------------------------
Oppenheimer Variable Account Funds
---------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap        Capital appreciation.                                    OppenheimerFunds, Inc.
 Fund(R) /VA - Service Shares
---------------------------------------------------------------------------------------------------------------------------
PIMCO Variable Insurance Trust
---------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Foreign Bond Portfolio (U.S.   Maximum total return, consistent with preservation
 Dollar- Hedged) - Administrative Shares  of capital and prudent investment management.           Pacific Investment
--------------------------------------------------------------------------------------------------Management Company LLC
PIMCO VIT Total Return Portfolio -       Maximum total return, consistent with preservation
 Administrative Shares                    of capital and prudent investment management.
--------------------------------------------------------------------------------------------------


                               17     PROSPECTUS


Portfolio                                Each Portfolio Seeks                                 Investment Adviser
---------------------------------------------------------------------------------------------------------------------------
Premier VIT
---------------------------------------------------------------------------------------------------------------------------
Premier VIT NACM Small Cap               The Small Cap Portfolio invests at least 80% of its  OpCap Advisors LLC
 Portfolio (formerly named Premier VIT    net assets, plus the amount of any borrowing for
 OpCap Small Cap Portfolio)               investment purposes, in stocks and from a universe  Sub-advisor: Nicholas-
                                          of companies listed on U.S. exchanges with small    Applegate Capital
                                          market capitalization, generally corresponding to   Management LLC
                                          the capitalization range between the 5th to the
                                          95th percentile of the Russell 2000 Index as
                                          measured at the time of purchase (i.e., a market
                                          capitalization of between approximately $300
                                          million and approximately $2.3 billion as of
                                          August 31, 2008)
---------------------------------------------------------------------------------------------------------------------------
Putnam Variable Trust
---------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and       Capital growth. Current income is a secondary        Putnam Investment
 Income Fund - Class IB                   objective.                                          Management, LLC
---------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Series, Inc.
---------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income Portfolio -  Substantial dividend income as well as long-term
 I                                        growth of capital.
----------------------------------------------------------------------------------------------T. Rowe Price Associates,
T. Rowe Price Mid-Cap Growth Portfolio   Long-term capital appreciation                       Inc.
 - I (2)
----------------------------------------------------------------------------------------------
T. Rowe Price New America Growth         Long-term growth of capital
 Portfolio - I
----------------------------------------------------------------------------------------------
T. Rowe Price International Series, Inc.
---------------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock        Long-term growth of capital                          T. Rowe Price International,
 Portfolio - I                                                                                Inc.
---------------------------------------------------------------------------------------------------------------------------
The Universal Institutional Funds, Inc.
---------------------------------------------------------------------------------------------------------------------------
UIF U.S. Mid Cap Value Portfolio,        Above-average total return over a market cycle of    Morgan Stanley Investment
 Class I                                  three to five years by investing in common stocks   Management, Inc. (3)
                                          and other equity securities.
---------------------------------------------------------------------------------------------------------------------------
Van Kampen Life Investment Trust
---------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Mid Cap Growth            Capital growth
 Portfolio, Class II                                                                          Van Kampen Asset
----------------------------------------------------------------------------------------------Management
Van Kampen LIT Growth and Income         Long-term growth of capital and income.
 Portfolio, Class II
----------------------------------------------------------------------------------------------
Wells Fargo Variable Trust Funds
---------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT Discovery Fund  Long-term capital appreciation.                      Wells Fargo Funds
                                                                                              Management, LLC

----------------------------------------------------------------------------------------------Sub-advisor: Wells Capital
Wells Fargo Advantage VT Opportunity     Long-term capital appreciation.                      Management Incorporated
 Fund(SM)
----------------------------------------------------------------------------------------------


(1) A Fund's investment objective(s) may be changed by the Fund's Board of Trustees without shareholder approval.

(2) Effective May 1, 2004, the T. Rowe Price Mid-Cap Growth Portfolio - I is no longer available for new investments. If you are currently invested in the Variable Sub-account that invests in this Portfolio you may continue your investment. If, prior to May 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(3) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.



Each Portfolio is subject to certain investment restrictions and policies which may not be changed without the approval of a majority of the shareholders of the Portfolio. See the accompanying Prospectuses of the Portfolios for further information.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Sub-Account are separate and are credited to or charged against the particular Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other part of our business. We will use the net Purchase Payments you allocate to a Sub-Account to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Contract obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

Some of the Portfolios have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named Portfolio may differ substantially.

Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance

                               18     PROSPECTUS
separate accounts and variable annuity separate accounts to invest in the same Portfolio. Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, each Portfolio's Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Lincoln Benefit will bear the attendant expenses.

Voting Rights. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. We will notify you when your instructions are needed. We will also provide proxy materials or other information to assist you in understanding the matter at issue. We will determine the number of shares for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.

As a general rule, before the Annuity Date, you are the person entitled to give voting instructions. After the Annuity Date, the payee is that person. Retirement plans, however, may have different rules for voting by plan participants.

If you send us written voting instructions, we will follow your instructions in voting the Portfolio shares attributable to your Contract. If you do not send us written instructions, we will vote the shares attributable to your Contract in the same proportions as we vote the shares for which we have received instructions from other Contract Owners. We will vote shares that we hold in the same proportions as we vote the shares for which we have received instructions from other Contract Owners.

We may, when required by state insurance regulatory authorities, disregard Contract Owner voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.

In addition, we may disregard voting instructions in favor of changes initiated by Contract Owners in the investment objectives or the investment adviser of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Contract Owners, and we may choose to do so.

Additions, Deletions, and Substitutions of Securities. If the shares of any of the Portfolios are no longer available for investment by the Separate Account or if, in the judgment of our Board of Directors, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Contract, we may add or substitute shares of another Portfolio or underlying fund for Portfolio shares already purchased or to be purchased in the future by Purchase Payments under the Contract. Any substitution of securities will comply with the requirements of the 1940 Act.

We also reserve the right to make the following changes in the operation of the Separate Account and the Sub-Accounts:

   (a) to operate the Separate Account in any form permitted by law;

   (b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

   (c) to transfer assets from one Sub-Account to another, or from any Sub-Account to our general account;

   (d) to add, combine, or remove Sub-Accounts in the Separate Account; and

   (e) to change the way in which we assess charges, as long as the total charges do not exceed the maximum amount that may be charged the Separate Account and the Portfolios in connection with the Contracts.

If we take any of these actions, we will comply with the then applicable legal requirements.

The Fixed Account

General. You may allocate part or all of your Purchase Payments to the Fixed Account in states where it is available. Amounts allocated to the Fixed Account become part of the general assets of Lincoln Benefit. Loan payments may not be allocated to the Fixed Account(s). Allstate Life invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts. The Fixed Account may not be available in all states. Please contact us at 1-800-457-7617 for current information.

                               19     PROSPECTUS

Guaranteed Maturity Fixed Account Option. We will credit interest to each amount allocated to the Guaranteed Maturity Fixed Account Option at a specified rate for a specified Guarantee Period. You select the Guarantee Period for each amount that you allocate to this option. We will declare the interest rate that we will guarantee to credit to that amount for that Guarantee Period. Each amount allocated to a Guarantee Period under this option must be at least $500. We reserve the right to limit the number of additional Purchase Payments that may be allocated to this option.

We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We may offer Guarantee Periods ranging from one to ten years in length. We will decide in our discretion which Guarantee Periods to offer. Currently, we offer Guarantee Periods of one, three, five, seven and ten years. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods.

We will credit interest daily to each amount allocated to a Guarantee Period under this option at a rate which compounds to the effective annual interest rate that we declared at the beginning of the applicable Guarantee Period. We will not change the interest rate credited to a particular allocation until the end of the relevant Guarantee Period. We may declare different interest rates for Guarantee Periods of the same length that begin at different times.

The following example illustrates how a Purchase Payment allocated to this option would grow, given an assumed Guarantee Period and effective annual interest rate:

                        Example
                        Purchase Payment       $ 10,000
                        Guarantee Period        5 years
                        Effective Annual Rate      4.50%

                                                         End of Contact Year
                                        ------------------------------------------------------
                                          Year 1     Year 2     Year 3     Year 4     Year 5
----------------------------------------------------------------------------------------------
Beginning Contract Value                $10,000.00
  X (1 + Effective Annual Rate)           X  1.045
                                        ----------
                                        $10,450.00

Contract Value at end of Contract Year             $10,450.00
  X (1 + Effective Annual Rate)                      X  1.045
                                                   ----------
                                                   $10,920.25

Contract Value at end of Contract Year                        $10,920.25
  X (1 + Effective Annual Rate)                                 X  1.045
                                                              ----------
                                                              $11,411.66

Contract Value at end of Contract Year                                   $11,411.66
  X (1 + Effective Annual Rate)                                            X  1.045
                                                                         ----------
                                                                         $11,925.19

Contract Value at end of Contract Year                                              $11,925.19
  X (1 + Effective Annual Rate)                                                       X  1.045
                                                                                    ----------
                                                                                    $12,461.82

Total Interest Credited During Guarantee Period = $2,461.82 ($12,461.82 -
$10,000)

Note:This example assumes no withdrawals during the entire five-year Guarantee
     Period. If you were to make a partial withdrawal, you might be required to pay a Withdrawal Charge and the amount withdrawn might be increased or decreased by a Market Value Adjustment. The hypothetical interest rate is for illustrative purposes only and is not intended to predict future interest rates to be declared under the Contract.

We have no specific formula for determining the rate of interest that we will declare initially or in the future. We will set those interest rates based on relevant factors such as then current interest rates, regulatory and tax requirements, our sales commission and administrative expenses, general economic trends, and competitive factors. For current interest rate information, please contact us at 1-800- 457-7617.

We will determine the interest rates to be declared in our sole discretion. We can neither predict nor guarantee what those rates will be in the future.

At the end of each Guarantee Period, we will mail you a notice asking you what to do with the relevant amount, including the accrued interest. During the 30-day period after the end of the Guarantee Period, you may:

1) take no action. If so, we will automatically keep the relevant amount in the Guaranteed Maturity Fixed Account Option. The new Guarantee Period will be the same length as the expiring Guarantee Period and will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for Guarantee Periods of that length; or

                               20     PROSPECTUS

2) allocate the relevant Contract Value to one or more new Guarantee Periods of your choice in the Guaranteed Maturity Fixed Account Option. The new Guarantee Period(s) will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for those Guarantee Periods; or

3) instruct us to transfer all or a portion of the relevant amount to one or more Sub-Accounts. We will effect the transfer on the day we receive your instructions. We will not adjust the amount transferred to include a Market Value Adjustment; or

4) withdraw all or a portion of the relevant amount through a partial withdrawal. You may be required to pay a Withdrawal Charge, but we will not adjust the amount withdrawn to include a Market Value Adjustment. The amount withdrawn will be deemed to have been withdrawn on the day the Guarantee Period ends.

Under our Automatic Laddering Program, you may choose, in advance, to use Guarantee Periods of the same length for all renewals in the Guaranteed Maturity Fixed Account Option. You can select this program at any time during the Accumulation Period, including on the Issue Date. We will apply renewals to Guarantee Periods of the selected length until you direct us in writing to stop. We may stop offering this program at any time.

Market Value Adjustment. We may increase or decrease the amount of some transactions involving your investment in the Guaranteed Maturity Fixed Account Option to include a Market Value Adjustment. The formula for determining Market Value Adjustments reflects changes in interest rates since the beginning of the relevant Guarantee Period. As a result, you will bear some of the investment risk on amounts allocated to the Guaranteed Maturity Fixed Account Option.

As a general rule, we will apply a Market Value Adjustment to the following transactions involving your Fixed Account balance:

1) when you withdraw funds from the Guaranteed Maturity Fixed Account Option in an amount greater than the Free Withdrawal Amount, as described on page 20;

2) when you transfer funds from the Guaranteed Maturity Fixed Account Option to the Sub-Accounts;

3) when you allocate part of your balance in the Guaranteed Maturity Fixed Account Option to a new Guarantee Period before the end of the existing Guarantee Period;

4) when you annuitize your Contract; and

5) when we pay a death benefit.

We will not apply a Market Value Adjustment to a transaction, to the extent that:

1) it occurs within 30 days after the end of a Guarantee Period applicable to the funds involved in the transaction;

2) you make a withdrawal to satisfy the IRS' required minimum distribution rules for this Contract; or

3) it is a transfer that is part of a Dollar Cost Averaging program.

The formula for calculating Market Value Adjustments is set forth in Appendix B to this prospectus, which also contains additional examples of the application of the Market Value Adjustment. This formula primarily compares:

1) the Treasury Rate at the time of the relevant transaction for a maturity equal in length to the relevant Guarantee Period; and

2) the Treasury Rate at the beginning of the Guarantee Period for a maturity equal in length to the Guarantee Period.

Generally, if the Treasury Rate at the beginning of the Guarantee Period is higher than the corresponding current Treasury Rate, then the Market Value Adjustment will increase the amount payable to you or transferred. Similarly, if the Treasury Rate at the beginning of the Guarantee Period is lower than the corresponding current Treasury Rate, then the Market Value Adjustment will reduce the amount payable to you or transferred.

For example, assume that you purchased a Contract and selected an initial Guarantee Period of five years and the five-year Treasury Rate for that duration is 4.50%. Assume that at the end of three years, you make a partial withdrawal. If, at that later time, the current five-year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive, which will result in an increase in the amount payable to you. Similarly, if the current five-year Treasury Rate is 4.80%, then the Market Value Adjustment will be negative, which will result in a decrease in the amount payable to you.

Dollar Cost Averaging Fixed Account Option. You may also allocate Purchase Payments to the Dollar Cost Averaging Fixed Account Option. We will credit interest to Purchase Payments allocated to this option for up to one year at the current rate that we declare when you make the allocation. The effective annual rate will never be less than 3%. You may not transfer funds to this option from the Sub-Accounts or the Guaranteed Maturity Fixed Account Option. We will follow your instructions in transferring amounts from this option to the Sub- Accounts or the Guaranteed Maturity Fixed Account Option on a monthly basis only, as described in "Automatic Dollar Cost Averaging Program" on page 14 of this prospectus.

                               21     PROSPECTUS

ANNUITY BENEFITS
Annuity Date. You may select the Annuity Date, which is the date on which annuity payments are to begin, in your application. The Annuity Date must always be the business day on or immediately following the tenth day of a calendar month.

The Annuity Date may be no later than the Latest Annuity Date. As a general rule, the Latest Annuity Date is on or immediately following the later of the 10th Contract Anniversary or the youngest Annuitant's 90th birthday. If your Contract was issued pursuant to a Qualified Plan, however, the Tax Code generally requires you to begin to take at least a minimum distribution by the later of:

..   the year of your separation from service; or

..   April 1 of the calendar year following the calendar year in which you attain age 70 1/2.

If your Contract is issued pursuant to Section 408 of the Tax Code (traditional
IRAs), you must begin taking minimum distributions by April 1 of the calendar year following the calendar year in which you reach age 70 1/2. No minimum distributions are required by the Tax Code for Contracts issued pursuant to
Section 408A (Roth IRAs).

If your Contract was purchased by a Qualified Plan, we may require you to annuitize by the date required by the Tax Code.

If you do not select an Annuity Date, the Latest Annuity Date will automatically become the Annuity Date. You may change the Annuity Date by writing to us at the address given on the first page of the prospectus.

Annuity Options. You may elect an Annuity Option at any time before the Annuity Date. As part of your election, you may choose the length of the applicable guaranteed payment period within the limits available for your chosen Option. If you do not select an Annuity Option, we will pay monthly annuity payments in accordance with the applicable default Option. The default Options are:

..   Option A with 10 years (120 months) guaranteed, if you have designated only one Annuitant; and

..   Option B with 10 years (120 months) guaranteed, if you have designated joint Annuitants.

You may freely change your choice of Annuity Option, as long as you request the change at least thirty days before the Annuity Date.

Three Annuity Options are generally available under the Contract. Each is available in the form of:

..   a Fixed Annuity;

..   a Variable Annuity; or

..   a combination of both Fixed and Variable Annuity.

The three Annuity Options are:

Option A: Life Income With Guaranteed Payments. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay income payments to the Beneficiary until the guaranteed number of payments has been paid. The number of months guaranteed may be 0 months, or range from 60 to 360 months.

Option B: Joint and Survivor Life Income With Guaranteed Payments. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant is alive. If both the Annuitant and the joint Annuitant die before we have made all of the guaranteed income payments, we will continue to pay income payments to the Beneficiary until the guaranteed number of payments has been paid. The number of months guaranteed may be 0 months, or range from 60 to 360 months.

Option C: Payments For A Specified Period Certain Of 5 Years To 30 Years. We make periodic payments for the period you have chosen. If the Annuitant dies before all of the guaranteed payments have been made, we will pay the remaining guaranteed payments to the Beneficiary. If you elect this option, and request Variable Annuity payments, you may at any time before the period expires request a lump sum payment. If you elected Variable Annuity payments, the lump sum payment will depend on:

..   the investment results of the Sub-Accounts you have selected,

..   the Contract Value at the time you elected annuitization, and

..   the length of the remaining period for which the payee would be entitled to payments.

No lump sum payment is available if you request Fixed Annuity payments. If you purchased your Contract under a retirement plan, you may have a more limited selection of Annuity Options to choose from. You should consult your Plan documents to see what is available.

If you choose Income Plan A or B, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant are alive before we make each payment. Please note that under such Income Plans, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only 1 income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only 2 income payments if they die before the third income payment, and so on.

You may not "annuitize" your Contract for a lump sum payment. Instead, before the Annuity Date you may

                               22     PROSPECTUS
surrender your Contract for a lump sum. As described on page 30 below, however, we will subtract any applicable Withdrawal Charge and increase or decrease your surrender proceeds by any applicable Market Value Adjustment.

Other Options. We may have other Annuity Options available. You may obtain information about them by writing or calling us.

If your Contract is issued under Sections 401, 403(b), 408 or 408A of the Tax Code, we will only make payments to you and/or your spouse.


Annuity Payments: General. On the Annuity Date, we will apply the Annuitized Value of your Contract to the Annuity Option you have chosen. Your annuity payments may consist of Variable Annuity payments or Fixed Annuity payments or a combination of the two. We will determine the amount of your annuity payments as described in "Variable Annuity Payments" and "Fixed Annuity Payments" beginning on page 23.


You must notify us in writing at least 30 days before the Annuity Date how you wish to allocate your Annuitized Value between Variable Annuity and Fixed Annuity payments. You must apply at least the Contract Value in the Fixed Account on the Annuity Date to Fixed Annuity payments. If you wish to apply any portion of your Fixed Account balance to your Variable Annuity payments, you should plan ahead and transfer that amount to the Sub-Accounts prior to the Annuity Date. If you do not tell us how to allocate your Contract Value among Fixed and Variable Annuity payments, we will apply your Contract Value in the Separate Account to Variable Annuity payments and your Contract Value in the Fixed Account to Fixed Annuity payments.

Annuity payments begin on the Annuity Date. We make subsequent annuity payments on the tenth of the month or, if the NYSE is closed on that day, the next day on which the NYSE is open for business.

Annuity payments will be made in monthly, quarterly, semi-annual or annual installments as you select. If the amount available to apply under an Annuity Option is less than $5,000, however, and state law permits, we may pay you a lump sum instead of the periodic payments you have chosen. In addition, if the first annuity payment would be less than $50, and state law permits us, we may reduce the frequency of payments so that the initial payment will be at least $50.

We may defer for up to 15 days the payment of any amount attributable to a Purchase Payment made by check to allow the check reasonable time to clear.

You may not withdraw Contract Value during the Annuity Period, if we are making payments to you under any Annuity Option, such as Option A or B above, involving payment to the payee for life or any combination of payments for life and minimum guarantee period for a predetermined number of years.

Variable Annuity Payments. One basic objective of the Contract is to provide Variable Annuity Payments which will to some degree respond to changes in the economic environment. The amount of your Variable Annuity Payments will depend upon the investment results of the Sub-Accounts you have selected, any premium taxes, the age and sex of the Annuitant, and the Annuity Option chosen. We guarantee that the Payments will not be affected by (1) actual mortality experience and (2) the amount of our administration expenses.

We cannot predict the total amount of your Variable Annuity payments. The Variable Annuity payments may be more or less than your total Purchase Payments because (a) Variable Annuity payments vary with the investment results of the underlying Portfolios; and (b) Annuitants may die before their actuarial life expectancy is achieved.

The length of any guaranteed payment period under your selected Annuity Option will affect the dollar amounts of each Variable Annuity payment. As a general rule, longer guarantee periods result in lower periodic payments, all other things being equal. For example, if a life Annuity Option with no minimum guaranteed payment period is chosen, the Variable Annuity payments will be greater than Variable Annuity payments under an Annuity Option for a minimum specified period and guaranteed thereafter for life.

The investment results of the Sub-Accounts to which you have allocated your Contract Value will also affect the amount of your periodic payment. In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3 1/2%. If the actual net investment return is less than the assumed investment rate, then the dollar amount of the Variable Annuity payments will decrease. The dollar amount of the Variable Annuity payments will stay level if the net investment return equals the assumed investment rate and the dollar amount of the Variable Annuity payments will increase if the net investment return exceeds the assumed investment rate. You should consult the Statement of Additional Information for more detailed information as to how we determine Variable Annuity Payments.

Fixed Annuity Payments. You may choose to apply a portion of your Annuitized Value to provide Fixed Annuity payments. We determine the Fixed Annuity payment amount by applying the applicable Annuitized Value to the Annuity Option you have selected.

As a general rule, subsequent Fixed Annuity payments will be equal in amount to the initial payment. However, as described in "Transfers During the Annuity Period" below, after the Annuity Date, you will have a limited ability to increase the amount of your Fixed Annuity payments by making transfers from the Sub-Accounts.

                               23     PROSPECTUS

We may defer making Fixed Annuity payments for a period of up to six months or whatever shorter time state law may require. During the deferral period, we credit any applicable interest at a rate at least as high as state law requires.

Transfers During The Annuity Period. During the Annuity Period, you will have a limited ability to make transfers among the Sub-Accounts so as to change the relative weighting of the Sub-Accounts on which your Variable Annuity payments will be based. In addition, you will have a limited ability to make transfers from the Sub-Accounts to increase the proportion of your annuity payments consisting of Fixed Annuity payments. You may not, however, convert any portion of your right to receive Fixed Annuity payments into Variable Annuity payments.

You may not make any transfers for the first six months after the Annuity Date. Thereafter, you may make transfers among the Sub-Accounts or make transfers from the Sub-Accounts to increase your Fixed Annuity payments. Your transfers must be at least six months apart.

Death Benefit During Annuity Period. If any Contract Owner dies after the Annuity Date, the successor Contract Owner will receive any guaranteed annuity payments scheduled to continue. If the successor Owner dies before all of the guaranteed payments have been made, we will continue the guaranteed payments to the Beneficiary(ies). After annuity payments begin, upon the death of the Annuitant and any Joint Annuitant, we will make any remaining guaranteed payments to the Beneficiary. The amount and number of these guaranteed payments will depend on the Annuity Option in effect at the time of the Annuitant's death. After the Annuitant's death, any remaining guaranteed payments will be distributed at least as rapidly as under the method of distribution in effect at the Annuitant's death.

Certain Employee Benefit Plans. The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by applicable law. In certain employment related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the purchase of a Contract is appropriate.

OTHER CONTRACT BENEFITS
Death Benefit: General.  We will pay a distribution on death, if:

1) the Contract is in force;

2) annuity payments have not begun; and

3) either:

   (a) any Owner dies; or

   (b) any Annuitant dies and the Owner is a non-living person.

Due Proof of Death. A complete request for settlement of the Death Proceeds must be submitted before the Annuity Date. Where there are multiple Beneficiaries, we will value the Death Benefit at the time the first Beneficiary submits a complete request for settlement of the Death Proceeds. A complete request must include "Due Proof of Death". We will accept the following documentation as Due Proof of Death:

..   a certified original copy of the Death Certificate;

..   a certified copy of a court decree as to the finding of death; or

..   a written statement of a medical doctor who attended the deceased at the time of death.

In addition, in our discretion we may accept other types of proof.

Death Proceeds. If we receive a complete request for settlement of the Death Proceeds within 180 days of the date of your death, the Death Proceeds are equal to the Death Benefit described below. Otherwise, the Death Proceeds are equal to the greater of the Contract Value or the Surrender Value. We reserve the right to waive or extend, on a nondiscriminatory basis, the 180-day period in which the Death Proceeds will equal the Death Benefit as described below. This right applies only to the amount payable as Death Proceeds and in no way restricts when the claim may be filed.

Death Benefit Amount. The standard Death Benefit under the Contract is the greatest of the following:

1) the total Purchase Payments, less a withdrawal adjustment for any prior partial withdrawals;

2) the Contract Value on the date as of which we calculate the Death Benefit.

3) the Surrender Value;

4) the Contract Value on the seventh Contract Anniversary and each subsequent Contract Anniversary evenly divisible by seven, increased by the total Purchase Payments since that anniversary and reduced by a withdrawal adjustment for any partial withdrawals since that anniversary.

The withdrawal adjustment for the Death Benefit will equal (a) divided by (b), with the result multiplied by (c), where:

(a) = the withdrawal amount;

(b) = the Contract Value immediately before the withdrawal; and

(c) = the value of the applicable Death Benefit immediately before the withdrawal.

                               24     PROSPECTUS

As described on page 27, you may add optional riders that in some circumstances may increase the Death Benefit under your contract.

Death Benefit Payments

1. If your spouse is the sole beneficiary:

   (a) Your spouse may elect to receive the Death Proceeds in a lump sum; or

   (b) Your spouse may elect to receive the Death Proceeds paid out under one of the annuity options, subject to the following conditions:

The Annuity Date must be within one year of your date of death. Annuity payments must be payable:

   (i) over the life of your spouse; or

   (ii) for a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of your spouse; or

   (iii) over the life of your spouse with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of your spouse.

   (b) If your spouse chooses to continue the Contract, or does not elect one of these options, then the Contract will continue in the Accumulation Period as if the death had not occurred. If the Contract is continued in the Accumulation Period, the following conditions apply.

Unless otherwise instructed by the continuing spouse, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the Sub-Accounts. This excess will be allocated in proportion to your Contract Value in those Sub-Accounts as of the end of the Valuation Period during which we receive the complete request for settlement of the Death Proceeds, except that any portion of this excess attributable to the fixed account options will be allocated to the Money Market Sub-Account. Within 30 days of the date the Contract is continued, your surviving spouse may choose one of the following transfer alternatives without incurring a transfer fee:

   (i) transfer all or a portion of the excess among the Sub-Accounts;

   (ii) transfer all or a portion of the excess into the Guaranteed Maturity Fixed Account and begin a new Guarantee Period; or

   (iii) transfer all or a portion of the excess into a combination of Sub-Accounts and the Guaranteed Maturity Fixed Account.

Any such transfer does not count as the free transfer allowed each calendar month and is subject to any minimum allocation amount specified in your Contract.

The surviving spouse may make a single withdrawal of any amount within one year of the date of your death without incurring a Withdrawal Charge or Market Value Adjustment.

Prior to the Annuity Date, the death benefit of the continued Contract will be as defined in the Death Benefit provision.

Only one spousal continuation is allowed under this Contract.

If there is no Annuitant at that time, the new Annuitant will be the surviving spouse.

2. If the Beneficiary is not your spouse but is a living person:

   (a) The Beneficiary may elect to receive the Death Proceeds in a lump sum; or

   (b) The Beneficiary may elect to receive the Death Proceeds paid out under one of the annuity options, subject to the following conditions:

The Annuity Date must be within one year of your date of death. Annuity payments must be payable:

   (i) over the life of the Beneficiary; or

   (ii) for a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the Beneficiary; or

   (iii) over the life of the Beneficiary with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the Beneficiary.

   (c) If the Beneficiary does not elect one of the options above, then the Beneficiary must receive the Contract Value payable within 5 years of your date of death. We will determine the Death Proceeds as of the date we receive the complete request for settlement of the Death Proceeds. Unless otherwise instructed by the Beneficiary, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the Money Market Sub-Account and the Contract Value will be adjusted accordingly. The Beneficiary may exercise all rights as set forth in Transfer During the Accumulation Period on page 13 and Transfer Fees on page 32 during this 5-year period.

The Beneficiary may not pay additional purchase payments into the Contract under this election. Withdrawal Charges will be waived for any withdrawals made during this 5-year period.

We reserve the right to offer additional options upon the death of the Contract Owner.

If the Beneficiary dies before the complete liquidation of the Contract Value, then the Beneficiary's named Beneficiary(ies) will receive the greater of the Surrender Value or the remaining Contract Value. This amount must be liquidated as a lump sum within 5 years of the date of the original Contract Owner's death.

3. If the Beneficiary is a corporation or other type of non-living person:

   (a) The Beneficiary may elect to receive the Death Proceeds in a lump sum; or

                               25     PROSPECTUS

   (b) If the Beneficiary does not elect to receive the option above, then the Beneficiary must receive the Contract Value payable within 5 years of your date of death. We will determine the Death Proceeds as of the date we receive the complete request for settlement of the Death Proceeds. Unless otherwise instructed by the Beneficiary, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the Money Market Sub-Account. The Beneficiary may exercise all rights as set forth in Transfer During the Accumulation Period on page 13 and Transfer Fees on page 32 during this 5-year period.

The Beneficiary may not pay additional purchase payments into the contract under this election. Withdrawal charges will be waived during this 5 year period.

We reserve the right to offer additional options upon Death of Owner.

If any Beneficiary is a non-living person, all Beneficiaries will be considered to be non-living persons for the above purposes.

Under any of these options, all contract rights, subject to any restrictions previously placed upon the Beneficiary, are available to the Beneficiary from the date of your death to the date on which the Death Proceeds are paid.

Different rules may apply to Contracts issued in connection with Qualified
Plans.

We offer different optional riders under this Contract. If you elect an optional rider, we will charge you a higher mortality and expense charge. We may discontinue offering one or more Riders at any time. The benefits under the Riders are described below. The benefits in the riders discussed below may not be available in all states. For example, the Enhanced Death Benefit, Enhanced Income Benefit and all versions of the Enhanced Death and Income Benefit riders issued in Washington state do not contain the Enhanced Death Benefit B or Enhanced Income Benefit B provisions that are described below. Further they may be offered in certain states as a benefit of the base contract rather than as a separate rider. In those states, the expense charge will remain the same for the benefit.

Enhanced Death Benefit Rider: When you purchase your Contract, you may select the Enhanced Death Benefit Rider. This Rider is available if the oldest Owner or Annuitant is age 80 or less at issue. If you are not an individual, the Enhanced Death Benefit applies only to the Annuitant's death. As described below, we will charge a higher mortality and expense risk charge if you select this Rider. If you select this Rider, the Death Benefit will be the greater of the value provided in your Contract or the Enhanced Death Benefit. The Enhanced Death Benefit will be the greater of the Enhanced Death Benefit A or Enhanced Death Benefit B, defined below.

Enhanced Income Benefit Rider: When you purchase your Contract you may select the Enhanced Income Benefit Rider if available in your state. Lincoln Benefit Life no longer offers this Rider in most states. This Rider is available if the oldest Owner or Annuitant is age 75 or less at issue. If you select this Rider, you may be able to receive higher annuity payments in certain circumstances. As described below, we will charge a higher mortality and expense risk charge if you select this Rider.

The Enhanced Income Benefit under this Rider is equal to the greater of Enhanced Income Benefit A or Enhanced Income Benefit B, defined below, on the Annuity Date. We will not increase or decrease the Enhanced Income Benefit amount by any Market Value Adjustment. To be eligible for the Enhanced Income Benefit, you must select an Annuity Date that is:

   (a) on or after the tenth Contract Anniversary;

   (b) before the Annuitant's age 90; and

   (c) within a 30-day period on or following a Contract Anniversary.

On the Annuity Date, you may apply the Enhanced Income Benefit to an Annuity Option that provides for fixed payments on the basis guaranteed in the Contract for either a single life with a period certain, or joint lives with a period certain of at least:

   (a) 10 years, if the youngest Annuitant's age is 80 or less on the Annuity Date; or

   (b) 5 years, if the youngest Annuitant's age is greater than 80 on the Annuity Date.

If you wish to select a different Annuity Option, you must apply the Annuitized Value and not the Enhanced Income Benefit.

The Enhanced Income Benefit under this Rider only applies to the determination of income payments under the income options described above. It is not a guarantee of Contract Value or performance. The benefit does not enhance the amounts paid in partial withdrawals, surrenders or death benefits. In addition, under some circumstances, you will receive higher initial income payments by applying your Contract Annuitized Value to one of the standard Annuity Options instead of utilizing this optional benefit. If you surrender your Contract, you will not receive any benefit under this Rider.

Enhanced Income Benefit A. At issue, the Enhanced Income Benefit A is equal to the initial purchase payment. After issue, Enhanced Income Benefit A is recalculated as follows:

..   When you make a Purchase Payment, we will increase the Enhanced Income
    Benefit A by the amount of your Purchase Payment;

..   When you make a withdrawal, we will decrease Enhanced Income Benefit A by a withdrawal adjustment as defined below;

..   On each Contract Anniversary, the Enhanced Income Benefit A is equal to the greater of the

                               26     PROSPECTUS

  Contract Value or the most recently calculated Enhanced Income Benefit A.

If you do not make any additional Purchase Payments or withdrawals, the Enhanced Income Benefit A will be the greatest of all Contract Anniversary Contract Values prior to the date we calculate the Enhanced Income Benefit.

We will continuously adjust Enhanced Income Benefit A; as described above, until the oldest Contract Owner's 85th birthday, or if the Contract Owner is not a living individual, the oldest Annuitant's 85th birthday. Thereafter, we will adjust Enhanced Income Benefit A only for Purchase Payments and withdrawals.

Enhanced Income Benefit B. Enhanced Income Benefit B is equal to your total Purchase Payments reduced by any withdrawal adjustments, accumulated daily at an effective annual interest rate of 5% per year, until the earlier of:

   (a) the date we determine the income benefit;

   (b) the first day of the month following the oldest Contract Owner's 85th birthday, or the first day of the month following the oldest Annuitant's 85th birthday, if the Contract Owner is not a living individual.

The withdrawal adjustment is equal to (a) divided by (b), with the result multiplied by (c) where,

   (a) is the withdrawal amount;

   (b) is the Contract Value immediately prior to the withdrawal;

   (c) is the most recently calculated Enhanced Income Benefit A or B, as applicable.

Enhanced Death and Income Benefit Rider II:   When you purchase your Contract
and if available in your state, you may select the Enhanced Death and Income Benefit Rider II. Lincoln Benefit Life no longer offers this Rider in most states. This Rider is available if the oldest Owner or Annuitant is age 75 or less at issue. This Rider provides the same Enhanced Death Benefit as the Enhanced Death Benefit Rider. In addition, this Rider may enable you to receive higher annuity payments in certain circumstances. As described below, we will charge a higher mortality and expense risk charge if you select this Rider.

The Enhanced Income Benefit under this Rider is equal to the greater of Enhanced Death Benefit A or Enhanced Death Benefit B, defined below, on the Annuity Date. We will not increase or decrease the Enhanced Income Benefit amount by any Market Value Adjustment. To be eligible for the Enhanced Income Benefit, you must select an Annuity Date that is:

   (a) on or after the tenth Contract Anniversary;

   (b) before the Annuitant's age 90; and

   (c) within a 30-day period on or following a Contract Anniversary.

On the Annuity Date, you may apply the Enhanced Income Benefit to an Annuity Option that provides for fixed payments on the basis guaranteed in the contract for either a single life with a period certain, or joint lives with a period certain of at least:

   (a) 10 years, if the youngest Annuitant's age is 80 or less on the Annuity Date; or

   (b) 5 years, if the youngest Annuitant's age is greater than 80 on the Annuity Date.

If you wish to select a different Annuity Option, you must apply the Annuitized Value and not the Enhanced Income Benefit.

Enhanced Death and Income Benefit Rider. This Rider was previously available if the oldest Owner or Annuitant is age 75 or less at issue. This rider is no longer available. This Rider provides the same Enhanced Death Benefit as the Enhanced Death Benefit Rider. In addition, this Rider may enable you to receive higher annuity payments in certain circumstances. As described below, we will charge a higher mortality and expense risk charge if you select this Rider.

The Enhanced Income Benefit under this Rider is equal to the value of the Enhanced Death Benefit on the Annuity Date. We will not increase or decrease the Enhanced Income Benefit amount by any Market Value Adjustment. To be eligible for the Enhanced Income Benefit, you must select an Annuity Date that is on or after the tenth Contract Anniversary, but before the Annuitant's age
90. On the Annuity Date, you may apply the Enhanced Income Benefit to an Annuity Option that provides for payments guaranteed for either a single life with a period certain or joint lives with a period certain of at least:

   (a) 10 years, if the youngest Annuitant's age is 80 or less on the Annuity Date; or

   (b) at least 5 years, if the youngest Annuitant's age is greater than 80 on the Annuity Date.

If you wish to select a different Annuity Option, you must apply the Annuitized Value and not the Enhanced Income Benefit.

Enhanced Death Benefit A. At issue, Enhanced Death Benefit A is equal to the initial Purchase Payment. After issue, Enhanced Death Benefit A is adjusted whenever you pay a Purchase Payment or make a withdrawal and on each Contract Anniversary as follows:

..   When you pay a Purchase Payment, we will increase Enhanced Death Benefit A by the amount of the Purchase Payment;

..   When you make a withdrawal, we will decrease Enhanced Death Benefit A by a withdrawal adjustment, as described below; and

..   On each Contract Anniversary, we will set Enhanced Death Benefit A equal to the greater of

                               27     PROSPECTUS
  the Contract Value on that Contract Anniversary or the most recently calculated Enhanced Death Benefit A.

If you do not pay any additional purchase payments or make any withdrawals, Enhanced Death Benefit A will equal the greatest of the Contract Value on the Issue Date and all Contract Anniversaries prior to the date we calculate any death benefit.

We will continuously adjust Enhanced Death Benefit A as described above until the oldest Contract Owner's 85th birthday or, if the Contract Owner is not a living individual, the Annuitant's 85th birthday. Thereafter, we will adjust Enhanced Death Benefit A only for Purchase Payments and withdrawals.

Enhanced Death Benefit B. Enhanced Death Benefit B is equal to your total Purchase Payments, reduced by any withdrawal adjustments, accumulated daily at an effective annual rate of 5% per year, until the earlier of:

   (a) the date we determine the death benefit,

   (b) the first day of the month following the oldest Contract Owner's 85th birthday; or

   (c) the first day of the month following the oldest Annuitant's 85th birthday, if the Contract Owner is not a living individual.

Thereafter, we will only adjust Enhanced Death Benefit B to reflect additional Purchase Payments and withdrawals. Enhanced Death Benefit B will never be greater than the maximum death benefit allowed by any nonforfeiture laws that govern the Contract.

The withdrawal adjustment for both Enhanced Death Benefit A and Enhanced Death Benefit B will equal (a) divided by (b), with the result multiplied by (c), where:

(a) = the withdrawal amount;

(b) = the Contract Value immediately before the withdrawal; and

(c) = the most recently calculated Enhanced Benefit A or B, as appropriate.

Beneficiary. You name the Beneficiary. You may name a Beneficiary in the application. You may also name one or more contingent Beneficiaries who are entitled to receive benefits under the contract if all primary Beneficiaries are deceased at the time a Contract Owner, or Annuitant if the Contract Owner is not a living person, dies. You may change the Beneficiary or add additional Beneficiaries at any time before the Annuity Date. We will provide a form to be signed and filed with us.

Your changes in Beneficiary take effect when we accept them, effective as of the date you signed the form. Until we accept your change instructions, we are entitled to rely on your most recent instructions in our files. We are not liable for making a payment to a Beneficiary shown in our files or treating that person in any other respect as the Beneficiary prior to accepting a change. Accordingly, if you wish to change your beneficiary, you should deliver your instructions to us promptly.

If you did not name a Beneficiary or if the named Beneficiary is no longer living, the Beneficiary will be:

..   your spouse if he or she is still alive; or, if he or she is no longer alive,

..   your surviving children equally; or if you have no surviving children,

..   your estate.

Unless you have provided directions to the contrary, the Beneficiaries will take equal shares. If there is more than one Beneficiary in a class and one of the Beneficiaries predeceases the Contract Owner or Annuitant, the remaining Beneficiaries in that class will divide the deceased Beneficiary's share in proportion to the original shares of the remaining beneficiaries.

If more than one Beneficiary shares in the Death Proceeds, each Beneficiary will be treated as a separate and independent owner of his or her respective share. Each Beneficiary will exercise all rights related to his or her share, including the sole right to select a payout option, subject to any restrictions previously placed upon the Beneficiary. Each Beneficiary may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the payout option chosen by the original Beneficiary.

If there is more than one Beneficiary and one of the Beneficiaries is a corporation or other type of non-living person, all beneficiaries will be considered to be non-living persons.

You may specify that the Death Benefit be paid under a specific income Plan by submitting a written request to our Service Center. If you so request, your Beneficiary may not change to a different Income Plan or lump sum. Once we accept the written request, the change or restriction will take effect as of the date you signed the request. Any change is subject to any payment we make or other action we take before we accept the changes.

Different rules may apply to Contracts issued in connection with Qualified
Plans.

Contract Loans For 403(b) Contracts. Subject to the restrictions described below, we will make loans to the Owner of a Contract used in connection with a Tax Sheltered Annuity Plan ("TSA Plan") under Section 403(b) of the Tax Code. Loans are not available under Non-Qualified Contracts. We will only make loans after the free look period and before annuitization. All loans are subject to the terms of the Contract, the relevant Plan, and the Tax Code, which impose restrictions on loans.

We will not make a loan to you if the total of the requested loan and your unpaid outstanding loans will be

                               28     PROSPECTUS
greater than the Surrender Value of your Contract on the date of the loan. In addition, we will not make a loan to you if the total of the requested loan and all of the plan participant's Contract loans under TSA plans is more than the lesser of (a) or (b) where:

   (a) equals $50,000 minus the excess of the highest outstanding loan balance during the prior 12 months over the current outstanding loan balance; and

   (b) equals the greater of $10,000 or half of the Surrender Value.

The minimum loan amount is $1,000.

To request a Contract loan, write to us at the address given on the first page of the prospectus. You alone are responsible for ensuring that your loan and repayments comply with tax requirements. Loans made before the Annuity Date are generally treated as distributions under the Contract, and may be subject to withholding and tax penalties for early distributions. Some of these requirements are stated in Section 72 of the Tax Code. Please seek advice from your plan administrator or tax advisor.

When we make a loan, we will transfer an amount equal to the loan amount from the Separate Account and/or the Fixed Account to the Loan Account as collateral for the loan. We will transfer to the Loan Account amounts from the Separate Account in proportion to the assets in each Sub-Account. If your loan amount is greater than your Contract Value in the Sub-Accounts, we will transfer the remaining required collateral from the Guaranteed Maturity Fixed Account Options. If your loan amount is greater than your contract value in the Sub-Accounts and the Guaranteed Maturity Fixed Account Options, we will transfer the remaining required collateral from the Dollar Cost Averaging Fixed Account Option.

We will not charge a Withdrawal Charge on the loan or on the transfer from the Sub-Accounts or the Fixed Account. We may, however, apply a Market Value Adjustment to a transfer from the Fixed Account to the Loan Account. If we do, we will increase or decrease the amount remaining in the Fixed Account by the amount of the Market Value Adjustment, so that the net amount transferred to the Loan Account will equal the desired loan amount. We will charge a Withdrawal Charge and apply a Market Value Adjustment, if applicable, on a distribution to repay the loan in full, in the event of loan default.

We will credit interest to the amounts in the Loan Account. The annual interest rate credited to the Loan Account will be the greater of: (a) 3%; or (b) the loan interest rate minus 2.25%. The value of the amounts in the Loan Account are not affected by the changes in the value of the Sub-Accounts.

When you take out a loan, we will set the loan interest rate. That rate will apply to your loan until it is repaid. From time to time, we may change the loan interest rate applicable to new loans. We also reserve the right to change the terms of new loans.

We will subtract the outstanding Contract loan balance, including accrued but unpaid interest, from:

1) the Death Proceeds;

2) surrender proceeds;

3) the amount available for partial withdrawal;

4) the amount applied on the Annuity Date to provide annuity payments; and

5) the amount applied on the Annuity Date to provide annuity payments under the Enhanced Income Benefit Rider, Enhanced Death and Income Benefit Rider, or the Enhanced Death and Income Benefit Rider II.

Usually you must repay a Contract loan within five years of the date the loan is made. Scheduled payments must be level, amortized over the repayment period, and made at least quarterly. We may permit a repayment period of 15 or 30 years if the loan proceeds are used to acquire your principal residence. We may also permit other repayment periods.

You must mark your loan repayments as such. We will assume that any payment received from you is a Purchase Payment, unless you tell us otherwise. Generally, loan payments are allocated to the Sub-Account(s) in the proportion that you have selected for Purchase Payments. Allocations of loan payments are not permitted to the Fixed Accounts (Guaranteed Maturity Fixed Account and Dollar Cost Averaging Fixed Account Option). If your Purchase Payment allocation includes any of the Fixed Accounts, the percentages allocated to the Fixed Accounts will be allocated instead to the Fidelity Money Market Sub-Account.

If you do not make a loan payment when due, we will continue to charge interest on your loan. We also will declare the entire loan in default. We will subtract the defaulted loan balance plus accrued interest from any future distribution under the Contract and keep it in payment of your loan. Any defaulted amount plus interest will be treated as a distribution for tax purposes (as permitted by law). As a result, you may be required to pay taxes on the defaulted amount and incur the early withdrawal tax penalty. We will capitalize interest on a loan in default.

If the total loan balance exceeds the Surrender Value, we will mail written notice to your last known address. The notice will state the amount needed to maintain the Contract in force. If we do not receive payment of this amount within 31 days after we mail this notice, we will terminate your Contract.

We may defer making any loan for 6 months after you ask us for a loan, unless the loan is to pay a premium to us.

                               29     PROSPECTUS

Withdrawals (Redemptions). Except as explained below, you may redeem a Contract for all or a portion of its Contract Value before the Annuity Date. We may impose a Withdrawal Charge, which would reduce the amount paid to you upon redemption. The Withdrawal Charges are described on page 32. Withdrawals from the Fixed Account may be increased or decreased by a Market Value Adjustment, as described in "Market Value Adjustment" on page 21.

In general, you must withdraw at least $50 at a time. You may also withdraw a lesser amount if you are withdrawing your entire interest in a Sub-Account. If your request for a partial withdrawal would reduce the Contract Value to less than $500, we may treat it as a request for a withdrawal of your entire Contract Value, as described in "Minimum Contract Value" on page 31. Your Contract will terminate if you withdraw all of your Contract Value

Withdrawals taken prior to annuitization are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distribution of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.

We may be required to withhold 20% of withdrawals and distributions from Contracts issued in connection with certain Qualified Plans, as described on page 39.

To make a withdrawal, you must send us a written withdrawal request or systematic withdrawal program enrollment form. You may obtain the required forms from us at the address and phone number given on the first page of this prospectus.

For partial withdrawals, you may allocate the amount among the Sub-Accounts and the Fixed Accounts. If we do not receive allocation instructions from you, we usually will allocate the partial withdrawal proportionately among the Sub-Accounts and the Guaranteed Maturity Fixed Account Options based upon the balance of the Sub-Accounts and the Guaranteed Maturity Fixed Account Options, with any remainder being distributed from the Dollar Cost Averaging Fixed Account Option. You may not make a partial withdrawal from the Fixed Account in an amount greater than the total amount of the partial withdrawal multiplied by the ratio of the value of the Fixed Account to the Contract Value immediately before the partial withdrawal.


If you request a total withdrawal, you must send us your Contract. The
Surrender Value will equal the Contract Value minus any applicable Withdrawal Charge and adjusted by any applicable Market Value Adjustment. We also will deduct a contract maintenance charge of $35, unless we have waived the contract maintenance charge on your Contract as described on page 31. We determine the Surrender Value based on the Contract Value next computed after we receive a properly completed surrender request. We will usually pay the Surrender Value within seven days after the day we receive a completed request form. However, we may suspend the right of withdrawal from the Separate Account or delay payment for withdrawals for more than seven days in the following circumstances:


1) whenever the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings);

2) when trading on the NYSE is restricted or an emergency exists, as determined by the SEC, so that disposal of the Separate Account's investments or determination of Accumulation Unit Values is not reasonably practicable; or

3) at any other time permitted by the SEC for your protection.

In addition, we may delay payment of the Surrender Value in the Fixed Account for up to 6 months or a shorter period if required by law. If we delay payment from the Fixed Account for more than 30 days, we will pay interest as required by applicable law.



You may withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Tax
Code) only in the following circumstances:

1) when you attain age 59 1/2;

2) when you terminate your employment with the plan sponsor;

3) upon your death;

4) upon your disability as defined in Section 72(m)(7) of the Tax Code;

5) or in the case of hardship.

If you seek a hardship withdrawal, you may only withdraw amounts attributable to your Purchase Payments; you may not withdraw any earnings. These limitations on withdrawals apply to:

1) salary reduction contributions made after December 31, 1988;

2) income attributable to such contributions; and

3) income attributable to amounts held as of December 31, 1988.

The limitations on withdrawals do not affect transfers between certain
Qualified Plans. Additional restrictions and limitations may apply to distributions from any Qualified Plan. Tax penalties may also apply. You should seek tax advice regarding any withdrawals or distributions from Qualified Plans.

Systematic Withdrawal Program. If your Contract is a non-Qualified Contract or IRA, you may participate in our Systematic Withdrawal Program. You must complete an enrollment form and send it to us. You must complete the withholding election section of the

                               30     PROSPECTUS
enrollment form before the systematic withdrawals will begin. You may choose withdrawal payments of a flat dollar amount, earnings, or a percentage of Purchase Payments. You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis. Systematic withdrawals will be deducted from your Sub-Account and Fixed Account balances, excluding the Dollar Cost Averaging Fixed Account, on a pro rata basis.

Depending on fluctuations in the net asset value of the Sub-Accounts and the value of the Fixed Account, systematic withdrawals may reduce or even exhaust the Contract Value. The minimum amount of each systematic withdrawal is $50.

We will make systematic withdrawal payments to you or your designated payee. We may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.

ERISA Plans. A married participant may need spousal consent to receive a distribution from a Contract issued in connection with a Qualified Plan or a Non-Qualified Plan covered by to Title 1 of ERISA. You should consult an adviser.

Minimum Contract Value. If as a result of withdrawals your Contract Value would be less than $500 and you have not made any Purchase Payments during the previous three full calendar years, we may terminate your Contract and distribute its Surrender Value to you. Before we do this, we will give you 60 days notice. We will not terminate your Contract on this ground if the Contract Value has fallen below $500 due to either a decline in Accumulation Unit Value or the imposition of fees and charges. In addition, in some states we are not permitted to terminate Contracts on this ground. Different rules may apply to Contracts issued in connection with Qualified Plans.

CONTRACT CHARGES
We assess charges under the Contract in three ways:

1) as deductions from Contract Value for contract maintenance charges and, if applicable, for premium taxes;

2) as charges against the assets of the Separate Account for administrative expenses and for the assumption of mortality and expense risks; and

3) as Withdrawal Charges (contingent deferred sales charges) subtracted from withdrawal and surrender payments.

In addition, certain deductions are made from the assets of the Portfolios for investment management fees and expenses. Those fees and expenses are summarized in the Fee Tables on pages 5, and described more fully in the Prospectuses and Statements of Additional Information for the Portfolios.

Mortality and Expense Risk Charge. We deduct a mortality and expense risk charge from each Sub-Account during each Valuation Period. The mortality and expense risk charge is equal, on an annual basis, to 1.15% of the average net asset value of each Sub-Account. The mortality risks arise from our contractual obligations:

1) to make annuity payments after the Annuity Date for the life of the Annuitant(s);

2) to waive the Withdrawal Charge upon your death; and

3) to provide the Death Benefit prior to the Annuity Date. A detailed explanation of the Death Benefit may be found beginning on page 24.

The expense risk is that it may cost us more to administer the Contracts and the Separate Account than we receive from the contract maintenance charge and the administrative expense charge. We guarantee the mortality and expense risk charge and we cannot increase it. We assess the mortality and expense risk charge during both the Accumulation Period and the Annuity Period.

If you select the Enhanced Death Benefit Rider, your mortality and expense risk charge will be 1.35% of average net asset value of each Sub-Account. If you select the Enhanced Income Rider, your mortality and expense risk charge will be 1.50% of average daily net asset value of each Sub-Account. If you select the Enhanced Death and Income Benefit Rider, your mortality and expense risk charge will be 1.55% of average daily net asset value of each Sub-Account. If you select the Enhanced Death and Income Benefit Rider II, your mortality and expense risk charge will be 1.70% of average daily net asset value of each Sub-Account. We charge a higher mortality and expense risk charge for the Riders to compensate us for the additional risk that we accept by providing the Riders. We will calculate a separate Accumulation Unit Value for the base Contract, and for Contracts with each type of Rider, in order to reflect the difference in the mortality and expense risk charges.

Administrative Charges.

Contract Maintenance Charge. We charge an annual contract maintenance charge of $35 on your Contract. The amount of this charge is guaranteed not to increase. This charge reimburses us for our expenses incurred in maintaining your Contract.

Before the Annuity Date, we assess the contract maintenance charge on each Contract Anniversary. To obtain payment of this charge, on a pro rata basis we will allocate this charge among the Sub-Accounts to which you have allocated your Contract Value, and redeem Accumulation Units accordingly. We will waive this charge if you pay more than $50,000 in Purchase Payments or if you allocate all of your Contract Value to the Fixed Account. If you surrender your Contract, we

                               31     PROSPECTUS
will deduct the full $35 charge as of the date of surrender, unless your Contract qualifies for a waiver.

After the Annuity Date and if allowed in your state, we will subtract this charge in equal parts from each of your annuity payments. We will waive this charge if on the Annuity Date your Contract Value is $50,000 or more or if all of your annuity payments are Fixed Annuity payments.

Administrative Expense Charge. We deduct an administrative expense charge from each Sub-Account during each Valuation Period. This charge is equal, on an annual basis, to 0.10% of the average net asset value of the Sub-Accounts. This charge is designed to compensate us for the cost of administering the Contracts and the Separate Account. The administrative expense charge is assessed during both the Accumulation Period and the Annuity Period.

Transfer Fee. We currently are waiving the transfer fee. The Contract, however, permits us to charge a transfer fee of $10 on the second and each subsequent transaction in each calendar month in which transfer(s) are effected between Subaccount(s) and/or the Fixed Account. We will notify you if we begin to charge this fee. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging or Portfolio Rebalancing program.

The transfer fee will be deducted from Contract Value that remains in the Subaccount(s) or Fixed Account from which the transfer was made. If that amount is insufficient to pay the transfer fee, we will deduct the fee from the transferred amount.

Sales Charges.

Withdrawal Charge. We may charge a Withdrawal Charge, which is a contingent deferred sales charge, upon certain withdrawals.

As a general rule, the Withdrawal Charge equals a percentage of Purchase Payments withdrawn that are: (a) less than seven years old; and (b) not eligible for a free withdrawal. The applicable percentage depends on how many years ago you made the Purchase Payment being withdrawn, as shown in this chart:

                                        WITHDRAWAL CHARGE
                      CONTRIBUTION YEAR    PERCENTAGE
                      First and Second          7%
                      Third and Fourth          6%
                           Fifth                5%
                           Sixth                4%
                          Seventh               3%
                      Eighth and later          0%

When we calculate the Withdrawal Charge, we do not take any applicable Market Value Adjustment into consideration. Beginning on January 1, 2004, if you make a withdrawal before the Annuity Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower.

We subtract the Withdrawal Charge from the Contract Value remaining after your withdrawal. As a result, the decrease in your Contract Value will be greater than the withdrawal amount requested and paid.

For purposes of determining the Withdrawal Charge, the Contract Value is deemed to be withdrawn in the following order:

First. Earnings - the current Contract Value minus all Purchase Payments that have not previously been withdrawn;

Second. "Old Purchase Payments" - Purchase Payments received by us more than seven years before the date of withdrawal that have not been previously withdrawn;

Third. Any additional amounts available as a "Free Withdrawal," as described on page 33;

Fourth. "New Purchase Payments" - Purchase Payments received by us less than seven years before the date of withdrawal. These Payments are deemed to be withdrawn on a first-in, first-out basis.

No Withdrawal Charge is applied in the following situations:

..   on annuitization;

..   the payment of a Death Benefit;

..   a free withdrawal amount, as described on page 33;


..   certain withdrawals for Contracts issued under 403(b) plans or 401 plan under our prototype as described on page 42;


..   withdrawals taken to satisfy IRS minimum distribution rules;

..   withdrawals that qualify for one of the waiver benefits described on pages
    33-34; and

..   withdrawal under Contracts issued to employees of Lincoln Benefit Life
    Company or its affiliates, Surety Life Insurance Company and Allstate Financial Services, L.L.C., or to their spouses or minor children if those individuals reside in the State of Nebraska.

We will never waive or eliminate a Withdrawal Charge where such waiver or elimination would be unfairly discriminatory to any person or where it is prohibited by state law.

We may waive withdrawal charges if this Contract is surrendered, and the entire proceeds of the surrender are directly used to purchase a new Contract also issued by us or any affiliated company. Such waivers will be granted on a non-discriminatory basis.

We use the amounts obtained from the Withdrawal Charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the Withdrawal Charge

                               32     PROSPECTUS
does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. The amount of your withdrawal may be affected by a Market Value Adjustment. Additional restrictions may apply to Contracts held in Qualified Plans. We outline the tax requirements applicable to withdrawals on page 35. You should consult your own tax counsel or other tax advisers regarding any withdrawals.

Free Withdrawal. Withdrawals of the following amounts are never subject to the Withdrawal Charge:

.. In any Contract Year, the greater of: (a) earnings that have not previously been withdrawn; or (b) 15 percent of New Purchase Payments; and

..  Any Old Purchase Payments that have not been previously withdrawn.

However, even if you do not owe a Withdrawal Charge on a particular withdrawal, you may still owe taxes or penalty taxes, or be subject to a market Value Adjustment. The tax treatment of withdrawals is summarized on page 35.

Waiver Benefits

General. If approved in your state, we will offer the three waiver benefits described below. In general, if you qualify for one of these benefits, we will permit you to make one or more partial or full withdrawals without paying any otherwise applicable Withdrawal Charge or Market Value Adjustment. While we have summarized those benefits here, you should consult your Contract for the precise terms of the waiver benefits.

Some Qualified Plans may not permit you to utilize these benefits. Also, even if you do not need to pay our Withdrawal Charge because of these benefits, you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax adviser to determine the effect of a withdrawal on your taxes.

Confinement Waiver Benefit. Under this benefit, we will waive the Withdrawal Charge and Market Value Adjustment on all withdrawals under your Contract if the following conditions are satisfied:

1) Any Contract Owner or the Annuitant, if the Contract is owned by a company or other legal entity, is confined to a long term care facility or a hospital for at least 90 consecutive days. The Owner or Annuitant must enter the long term care facility or hospital at least 30 days after the Issue Date;

2) You request the withdrawal no later than 90 days following the end of the Owner or Annuitant's stay at the long term care facility or hospital. You must provide written proof of the stay with your withdrawal request; and

3) A physician must have prescribed the stay and the stay must be medically necessary.

You may not claim this benefit if the physician prescribing the Owner or Annuitant's stay in a long term care facility is the Owner or Annuitant or a member of the Owner or Annuitant's immediate family.

Terminal Illness Waiver Benefit. Under this benefit, we will waive any Withdrawal Charge and Market Value Adjustment on all withdrawals under your Contract if, at least 30 days after the Issue Date, you, or the Annuitant if the Owner is not a living person, are diagnosed with a terminal illness. We may require confirmation of the diagnosis as provided in the Contract.

Unemployment Waiver Benefit. Under this benefit, we will waive any Withdrawal Charge and Market Value Adjustment on one partial or full withdrawal from your Contract, if you meet the following requirements:

1) you become unemployed at least 1 year after the Issue Date;

2) you receive unemployment compensation for at least 30 consecutive days as a result of that unemployment; and

3) you claim this benefit within 180 days of your initial receipt of unemployment compensation.

You may exercise this benefit once before the Annuity Date.

Waiver of Withdrawal Charge For Certain Qualified Plan Withdrawals. For Contracts issued under a Section 403(b) plan or a Section 401 plan under our prototype, we will waive the Withdrawal Charge when:

1) the Annuitant becomes disabled (as defined in Section 72(m)(7)) of the Tax Code;

2) the Annuitant reaches age 59 1/2 and at least 5 Contract Years have passed since the Contract was issued;

3) at least 15 Contract Years have passed since the Contract was issued.

Our prototype is a Section 401 Defined Contribution Qualified Retirement plan. This plan may be established as a Money Purchase plan, a Profit Sharing plan, or a paired plan (Money Purchase and Profit Sharing). For more information about our prototype plan, call us at 1-800- 457-7617.

Premium Taxes. We will charge premium taxes or other state or local taxes against the Contract Value, including Contract Value that results from amounts transferred from existing policies (Section 1035 exchange) issued by us or other insurance companies. Some states assess premium taxes when Purchase Payments are made; others assess premium taxes when

                               33     PROSPECTUS
annuity payments begin. We will deduct any applicable premium taxes upon full surrender, death, or annuitization. Premium taxes generally range from 0% to 3.5%.

Deduction For Separate Account Income Taxes. We are not currently maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Separate Account. We will deduct for any taxes we incur as a result of the operation of the Separate Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Tax Code is briefly described in the Statement of Additional Information.

Other Expenses. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Sub-Accounts to which you allocate your Contract value. For a summary of current estimates of those charges and expenses, see page 6. For more detailed information about those charges and expenses, please refer to the prospectuses for the appropriate Portfolios. We may receive compensation from the investment advisers or administrators or the Portfolios in connection with administrative service and cost savings experienced by the investment advisers or administrators.

                               34     PROSPECTUS

Taxes
--------------------------------------------------------------------------------

The following discussion is general and is not intended as tax advice. Lincoln Benefit makes no guarantee regarding the tax treatment of any Contract or transaction involving a Contract.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF LINCOLN BENEFIT LIFE COMPANY
Lincoln Benefit is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Separate Account is not an entity separate from Lincoln Benefit, and its operations form a part of Lincoln Benefit, it will not be taxed separately. Investment income and realized capital gains of the Separate Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Lincoln Benefit believes that the Separate Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Lincoln Benefit does not anticipate that it will incur any federal income tax liability attributable to the Separate Account, and therefore Lincoln Benefit does not intend to make provisions for any such taxes. If Lincoln Benefit is taxed on investment income or capital gains of the Separate Account, then Lincoln Benefit may impose a charge against the Separate Account in order to make provision for such taxes.

TAXATION OF VARIABLE ANNUITIES IN GENERAL
Tax Deferral. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

..   the Contract Owner is a natural person,

..   the investments of the Separate Account are "adequately diversified"
    according to Treasury Department regulations, and

..   Lincoln Benefit is considered the owner of the Separate Account assets for federal income tax purposes.

Non-Natural Owners. Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.

Exceptions to the Non-Natural Owner Rule. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain contracts used in connection with structured settlement agreements; and
(5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Grantor Trust Owned Annuity. Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section. In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the beneficiary. A trust named beneficiary, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment, or 2) payment deferred up to five years from date of death.

Diversification Requirements. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Separate Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Separate Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Lincoln Benefit does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

Ownership Treatment. The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of

                               35     PROSPECTUS
the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment alternatives you have the choice to allocate premiums and contract values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. Lincoln Benefit does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However, we make no guarantee that such modification to the Contract will be successful.

Taxation of Partial and Full Withdrawals. If you make a partial withdrawal under a Non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.

Taxation of Annuity Payments. Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a competent tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

Taxation of Level Monthly Variable Annuity Payments. You may have an option to elect a variable income payment stream consisting of level monthly payments that are recalculated annually. Although we will report your levelized payments to the IRS in the year distributed, it is possible the IRS could determine that receipt of the first monthly payout of each annual amount is constructive receipt of the entire annual amount. If the IRS were to take this position, the taxable amount of your levelized payments would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.

Withdrawals After the Payout Start Date. Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.

Distribution at Death Rules. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

..   if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner's death;

..   if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner's death. These requirements are satisfied if any portion of the Contract Owner's interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner's death. If the Contract Owner's designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner;

..   if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a

                               36     PROSPECTUS

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  Contract owned by a non-natural person will be treated as the death of the
   Contract Owner.


We administer certain spousal rights under the Contract and related tax reporting in accordance with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your Contract is issued, we may offer certain spousal benefits to civil union couples or same-sex marriage spouses. You should be aware, however, that federal tax law does not recognize civil unions or same-sex marriages. Therefore, we cannot permit a civil union partner or same-sex spouse to continue the Contract upon the death of the first partner under the Contract's "spousal continuance" provision. Civil union couples and same-sex marriage spouses should consider that limitation before selecting a spousal benefit under the Contract.


Taxation of Annuity Death Benefits. Death Benefit amounts are included in income as follows:

..   if distributed in a lump sum, the amounts are taxed in the same manner as a total withdrawal, or

..   if distributed under an Income Plan, the amounts are taxed in the same manner as annuity payments.

Penalty Tax on Premature Distributions. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

..   made on or after the date the Contract Owner attains age 59 1/2,

..   made as a result of the Contract Owner's death or becoming totally disabled,

..   made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

..   made under an immediate annuity, or

..   attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

Substantially Equal Periodic Payments. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.

Tax Free Exchanges under Internal Revenue Code Section 1035. A 1035 exchange is a tax-free exchange of a non-Qualified life insurance contract, endowment contract or annuity contract into a non-Qualified annuity contract. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them.


Partial Exchanges. The IRS has issued rulings that permit partial exchanges of annuity contracts. Effective June 30, 2008, a partial exchange, of a deferred annuity contract for another deferred annuity contract, will qualify for tax-deferral only if no amount is withdrawn or surrendered from either contract for a period of 12 months. The 12 month period begins on the date when exchange proceeds are treated as premiums paid for the recipient contract. Withdrawals from, annuitizations, taxable Owner or Annuitant changes, or surrenders of either contract within the 12 month period will retroactively negate the partial exchange, unless one of the following applies:

..   the contact owner reaches 59 1/2, becomes totally disabled, dies, obtains a divorce or suffers a loss of employment after the partial exchange was completed and prior to the withdrawal, annuitization, Owner or Annuitant change, or surrender;

..   if the annuity is owned by an entity, the annuitant dies after the partial exchange was completed and prior to the withdrawal, annuitization, Owner or Annuitant change or surrender;

..   the withdrawal is allocable to investment in the Contract before August 14,
    1982; or,

..   the annuity is a qualified funding asset within the meaning of Code section
    130(d).

If a partial exchange is retroactively negated, the amount originally transferred to the recipient contract is treated as a withdrawal from the source contract, taxable to the extent of any gain in that contract on the date of the exchange. An additional 10% tax penalty may also apply if the Contract Owner is under age 59 1/2. Your Contract may not permit partial exchanges.


                               37     PROSPECTUS

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Taxation of Ownership Changes.  If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax.

Aggregation of Annuity Contracts. The Code requires that all non-Qualified deferred annuity contracts issued by Lincoln Benefit (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

INCOME TAX WITHHOLDING

Generally, Lincoln Benefit is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made or no U.S. taxpayer identification number is provided we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.


Lincoln Benefit is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that Lincoln Benefit as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8BEN at issue to certify the owners' foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.

TAX QUALIFIED CONTRACTS
The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA. Tax Qualified Contracts are contracts purchased as or in connection with:

..   Individual Retirement Annuities (IRAs) under Code Section 408(b);

..   Roth IRAs under Code Section 408A;

..   Simplified Employee Pension (SEP IRA) under Code Section 408(k);

..   Savings Incentive Match Plans for Employees (SIMPLE IRA) under Code
    Section 408(p);

..   Tax Sheltered Annuities under Code Section 403(b);

..   Corporate and Self Employed Pension and Profit Sharing Plans under Code
    Section 401; and

..   State and Local Government and Tax-Exempt Organization Deferred
    Compensation Plans under Code Section 457.

Lincoln Benefit reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements. If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waiver of charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Lincoln Benefit no longer issues deferred annuities to employer sponsored qualified retirement plans.

The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Lincoln Benefit can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent's IRA, TSA, or employer sponsored retirement plan under which the decedent's surviving spouse is the beneficiary. Lincoln Benefit does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent's IRA, TSA, or employer sponsored qualified retirement plan.

Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified

                               38     PROSPECTUS

Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.

Taxation of Withdrawals from an Individually Owned Tax Qualified Contract. If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and generally all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.

"Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

..   made on or after the date the Contract Owner attains age 59 1/2,

..   made to a beneficiary after the Contract Owner's death,

..   attributable to the Contract Owner being disabled, or

..   made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions.


Required Minimum Distributions. Generally, Tax Qualified Contracts (excluding Roth IRAs) require minimum distributions upon reaching age 70 1/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Effective December 31, 2005, the IRS requires annuity contracts to include the actuarial present value of other benefits for purposes of calculating the required minimum distribution amount. These other benefits may include accumulation, income, or death benefits. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a competent tax advisor. Note that under the Worker, Retiree and Employer Recovery Act, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010.


The Death Benefit and Tax Qualified Contracts. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.

It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under Qualified Plans, such as in connection with a TSA or employer sponsored qualified retirement plan.

Lincoln Benefit reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above.

Penalty Tax on Premature Distributions from Tax Qualified Contracts. A 10% penalty tax applies to the taxable amount of any premature distribution from a Tax Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

..   made on or after the date the Contract Owner attains age 59 1/2,

..   made as a result of the Contract Owner's death or total disability,

..   made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

..   made after separation from service after age 55 (does not apply to IRAs),

..   made pursuant to an IRS levy,

..   made for certain medical expenses,

..   made to pay for health insurance premiums while unemployed (applies only for IRAs),

..   made for qualified higher education expenses (applies only for IRAs)

..   made for a first time home purchase (up to a $10,000 lifetime limit and applies only for IRAs), and


..   from an IRA or attributable to elective deferrals under a 401(k) plan,
    403(b) annuity, or certain similar arrangements made to individuals who (because of their being members of a reserve component) are ordered or called to active duty after Sept. 11, 2001, for a period of more than 179 days or for an indefinite period; and made during


                               39     PROSPECTUS
  the period beginning on the date of the order or call to duty and ending at the close of the active duty period.

During the first 2 years of the individual's participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

Substantially Equal Periodic Payments on Tax Qualified Contracts. With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.


Income Tax Withholding on Tax Qualified Contracts. Generally, Lincoln Benefit is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered "eligible rollover distributions." The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, or if no U.S. taxpayer identification number is provided, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Lincoln Benefit is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Tax Qualified Contracts, including TSAs but excluding IRAs, with the exception of:


..   required minimum distributions, or,

..   a series of substantially equal periodic payments made over a period of at least 10 years, or,

..   a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

..   hardship distributions.


Note that under the Worker, Retiree and Employer Recovery Act of 2008, required minimum distributions are suspended for 2009. Such payments are not considered to be eligible rollover distributions, and thus, not subject to 20% withholding. But, these payments can be rolled over to an IRA or other retirement plan within 60 days of receipt by the participant.

For all annuitized distributions that are not subject to the 20% withholding requirement, Lincoln Benefit is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.


Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that Lincoln Benefit as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8BEN at issue to certify the owners' foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.


Charitable IRA Distributions. The Pension Protection Act of 2006 included a charitable giving incentive permitting tax-free IRA distributions for charitable purposes. The Emergency Economic Stabilization Act of 2008 extended this provision for two years.

For distributions in tax years beginning after 2005 and before 2010, the Act provides an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Distributions that are excluded from income under this provision are not taken into account in determining the individual's deduction, if any, for charitable contributions.


                               40     PROSPECTUS

The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements for the new income tax exclusion added by the Pension Protection Act. As a result the general rules for reporting IRA distributions apply.

Individual Retirement Annuities. Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity.

Roth Individual Retirement Annuities. Code Section 408A permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.

Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. For distributions after 2007, the Pension Protection Act of 2006 allows distributions from qualified retirement plans including tax sheltered annuities and governmental Section 457 plans to be rolled over directly into a Roth IRA, subject to the usual rules that apply to conversions from a traditional IRA into a Roth IRA. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions. An individual with adjusted gross income (AGI) of $100,000 or more won't be able to rollover amounts from an eligible retirement plan into a Roth IRA. Please note, however, that the $100,000 AGI limit will be eliminated for tax years beginning after December 31, 2009. Effective
January 1, 2005, the IRS requires conversions of annuity contracts to include the actuarial present value of other benefits for purposes of valuing the taxable amount of the conversion.

Annuities Held By Individual Retirement Accounts (commonly known as Custodial
IRAs). Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same person as the beneficial owner of the Individual Retirement Account.

If you have a contract issued as an IRA under Code Section 408(b) and request to change the ownership to an IRA custodian permitted under Section 408, we will treat a request to change ownership from an individual to a custodian as an indirect rollover. We will send a Form 1099R to report the distribution and the custodian should issue a Form 5498 for the contract value contribution.

Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant's surviving spouse as the new Annuitant, if the following conditions are met:

1) The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the Contract;

2) The deceased Annuitant was the beneficial owner of the Individual Retirement Account;

3) We receive a complete request for settlement for the death of the Annuitant; and

4) The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:

   (a) The Annuitant's surviving spouse is the sole beneficiary of the Individual Retirement Account;

   (b) The Annuitant's surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and

   (c) The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse's election.

Simplified Employee Pension IRA. Code Section 408(k) allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.

Savings Incentive Match Plans for Employees (SIMPLE IRA). Code Section 408(p) allows eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek competent tax and legal advice. SIMPLE IRA plans must include the provisions of the Economic Growth and Tax Relief Reconciliation Act of 2007 (EGTRRA) to avoid adverse tax consequences. If your current SIMPLE IRA plan uses IRS Model Form 5304-SIMPLE with a revision date of

                               41     PROSPECTUS

March 2002 or later, then your plan is up to date. If your plan has a revision date prior to March 2002, please consult with your tax or legal advisor to determine the action you need to take in order to comply with this requirement.

To determine if you are eligible to contribute to any of the above listed IRAs (traditional, Roth, SEP, or SIMPLE), please refer to IRS Publication 590 and your competent tax advisor.

Tax Sheltered Annuities. Code Section 403(b) provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

..   attains age 59 1/2,

..   severs employment,

..   dies,

..   becomes disabled, or

..   incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).

These limitations do not apply to withdrawals where Lincoln Benefit is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do not accept funds in 403(b) contracts that are subject to the Employee Retirement Income Security Act of 1974 (ERISA).


Caution: Under recent IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its plan administrator. Unless your contract is grandfathered from certain provisions in these regulations, we will only process certain transactions (e.g, transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in good order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.


Corporate and Self-Employed Pension and Profit Sharing Plans.

Section 401(a) of the Code permits corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees (commonly referred to as "H.R.10" or "Keogh"). Such retirement plans may permit the purchase of annuity contracts. Lincoln Benefit no longer issues annuity contracts to employer sponsored qualified retirement plans.

There are two owner types for contracts intended to qualify under
Section 401(a): a qualified plan fiduciary or an annuitant owner.

..   A qualified plan fiduciary exists when a qualified plan trust that is intended to qualify under Section 401(a) of the Code is the owner. The qualified plan trust must have its own tax identification number and a named trustee acting as a fiduciary on behalf of the plan. The annuitant should be the person for whose benefit the contract was purchased.

..   An annuitant owner exists when the tax identification number of the owner and annuitant are the same, or the annuity contract is not owned by a qualified plan trust. The annuitant should be the person for whose benefit the contract was purchased.

If a qualified plan fiduciary is the owner of the contract, the qualified plan must be the beneficiary so that death benefits from the annuity are distributed in accordance with the terms of the qualified plan. Annuitant owned contracts require that the beneficiary be the annuitant's spouse (if applicable), which is consistent with the required IRS language for qualified plans under
Section 401(a). A completed Annuitant Owned Qualified Plan Designation of Beneficiary form is required in order to change the beneficiary of an annuitant owned Qualified Plan contract.


State and Local Government and Tax-Exempt Organization Deferred Compensation Plans. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/ custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Lincoln Benefit no longer issues annuity contracts to 457 plans.


                               42     PROSPECTUS

Description of Lincoln Benefit Life Company and the Separate Account
--------------------------------------------------------------------------------

Lincoln Benefit Life Company

Lincoln Benefit is a stock life insurance company organized under the laws of the state of Nebraska in 1938. Our legal domicile and principal business address is 2940 S. 84th Street , Lincoln, NE 68506-4142. Lincoln Benefit is a wholly-owned subsidiary of Allstate Life Insurance Company ("Allstate Life"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly-owned subsidiary of Allstate Insurance Company ("Allstate"), a stock property-liability insurance company incorporated under the laws of Illinois. All outstanding capital stock of Allstate is owned by The Allstate Corporation.

We are authorized to conduct life insurance and annuity business in the District of Columbia, Guam, U.S. Virgin Islands and all states except New York. We will market the Contract everywhere we conduct variable annuity business. The Contracts offered by this prospectus are issued by us and will be funded in the Separate Account and/or the Fixed Account.

Under our reinsurance agreement with Allstate Life, substantially all contract related transactions are transferred to Allstate Life, and substantially all of the assets backing our reinsured liabilities are owned by Allstate Life. Accordingly, the results of operations with respect to applications received and contracts issued by Lincoln Benefit are not reflected in our financial statements. The amounts reflected in our financial statements relate only to the investment of those assets of Lincoln Benefit that are not transferred to Allstate Life under the reinsurance agreement. These assets represent our general account and are invested and managed by Allstate Life. While the reinsurance agreement provides us with financial backing from Allstate Life, it does not create a direct contractual relationship between Allstate Life and you.

Under the Company's reinsurance agreements with Allstate Life, the Company reinsures all reserve liabilities with Allstate Life except for variable contracts. The Company's variable Contract assets and liabilities are held in legally-segregated, unitized Separate Accounts and are retained by the Company. However, Lincoln Benefit's economic risks and returns related to such variable contracts are transferred to Allstate Life.


Effective June 1, 2006, Allstate Life entered into an agreement ("the Agreement") with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America ("PICA") pursuant to which Allstate Life sold, through a combination of coinsurance and modified coinsurance reinsurance, substantially all of its variable annuity business, including that of its subsidiary Lincoln Benefit. Pursuant to the Agreement Allstate Life and PICA also entered into an administrative services agreement which provides that PICA or an affiliate administer the Variable Account and the Contracts. The benefits and provisions of the Contracts have not been changed by these transactions and agreements. None of the transactions or agreements have changed the fact that we are primarily liable to you under your Contract.


Separate Account. Lincoln Benefit Life Variable Annuity Account was originally established in 1992, as a segregated asset account of Lincoln Benefit. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Separate Account or Lincoln Benefit.

We own the assets of the Separate Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Contract Value of the Contracts offered by this prospectus, these assets are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Our obligations arising under the Contracts are general corporate obligations of Lincoln Benefit.

The Separate Account is divided into Sub-Accounts. The assets of each Sub-Account are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Separate Account, its Sub- Accounts or the Portfolios. Values allocated to the Separate Account and the amount of Variable Annuity payments will rise and fall with the values of shares of the Portfolios and are also reduced by Contract charges. We may also use the Separate Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Separate Account.

We have included additional information about the Separate Account in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information by writing to us or calling us at 1-800-457-7617. We have reproduced the Table of Contents of the Statement of Additional Information on page 46.

State Regulation of Lincoln Benefit. We are subject to the laws of Nebraska and regulated by the Nebraska Department of Insurance. Every year we file an annual statement with the Department of Insurance covering our operations for the previous year and our financial condition as of the end of the year. We are inspected

                               43     PROSPECTUS
periodically by the Department of Insurance to verify our contract liabilities and reserves. Our books and records are subject to review by the Department of Insurance at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.

Financial Statements. The financial statements of Lincoln Benefit and the financial statements of the Separate Account, which are comprised of the financial statements of the underlying Sub-Accounts, are set forth in the Statement of Additional Information.

ADMINISTRATION
We have primary responsibility for all administration of the Contracts and the Separate Account. Pursuant to the Agreement, we will enter into an administrative services agreement with PICA whereby, after a transition period that may last up to two years, PICA or an affiliate will provide administrative services to the Variable Account and the Contracts on our behalf.

Our mailing address is P.O. Box 758561, Topeka, KS 66675-8561.

We provide the following administrative services, among others: issuance of the Contracts; maintenance of Contract Owner records; Contract Owner services; calculation of unit values; maintenance of the Separate Account; and preparation of Contract Owner reports.

We will send you Contract statements and transaction confirmations at least quarterly. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.

We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

DISTRIBUTION OF CONTRACTS
The Contracts described in this prospectus are sold by registered representatives of broker-dealers who are our licensed insurance agents, either individually or through an incorporated insurance agency. Commissions paid to broker-dealers may vary, but we estimate that the total commissions paid on all Contract sales will not exceed 6% of all Purchase Payments (on a present value basis). From time to time, we may offer additional sales incentives of up to 1% of Purchase Payments to broker-dealers who maintain certain sales volume levels.

ALFS, Inc. ("ALFS") located at 3100 Sanders Road, Northbrook, IL 60062-7154 serves as distributor of the Contracts. ALFS, an affiliate of Lincoln Benefit, is a wholly owned subsidiary of Allstate Life Insurance Company. ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority.

Lincoln Benefit does not pay ALFS a commission for distribution of the Contracts. The underwriting agreement with ALFS provides that we will reimburse ALFS for expenses incurred in distributing the Contracts, including liability arising out of services we provide on the Contracts.

Lincoln Benefit and ALFS have also entered into wholesaling agreements with certain independent contractors and their broker-dealers. Under these agreements, compensation based on a percentage of premium payments and/or Contract values is paid to the wholesaling broker-dealer for the wholesaling activities of their registered representative.

LEGAL PROCEEDINGS
There are no pending legal proceedings affecting the Separate Account. Lincoln Benefit is engaged in routine lawsuits which, in our management's judgment, are not of material importance to their respective total assets or material with respect to the Separate Account.

LEGAL MATTERS

All matters of Nebraska law pertaining to the Contract, including the validity of the Contract and our right to issue the Contract under Nebraska law, have been passed upon by Susan L. Lees, General Counsel of Lincoln Benefit.


ANNUAL REPORTS AND OTHER DOCUMENTS

Lincoln Benefit's annual report on Form 10-K for the year ended December 31, 2008, is incorporated herein by reference, which means that it is legally a part of this prospectus.

All other reports filed with the SEC under the Exchange Act since the Form 10-K Annual Report, including filings made on Form 10-Q and Form 8-K, and all documents or reports we file with the SEC under the Exchange Act after the date of this prospectus and before we terminate the offering of the securities under this prospectus are also incorporated herein by reference, which means that they are legally a part of this prospectus.


Statements in this prospectus, or in documents that we file later with the SEC and that legally become a part of this prospectus, may change or supersede statements in other documents that are legally part of this prospectus.


We file our Exchange Act documents and reports, including our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, electronically on the SEC's "EDGAR" system using the identifying number CIK No. 0000910739. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding


                               44     PROSPECTUS
registrants that file electronically with the SEC. The address of the site is http:// www.sec.gov. You also can view these materials at the SEC's Public Reference Room at 100 F Street NE, Room 1580, Washington, DC 20549-2001 . For more information on the operations of SEC's Public Reference Room, call 1-800-SEC-0330.

If you have received a copy of this prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at Lincoln Benefit Life Company, P.O. Box 758565, Topeka, KS 66675-8565 or 800-865-5237.

REGISTRATION STATEMENT
We have filed a registration statement with the SEC, under the Securities Act of 1933 as amended, with respect to the Contracts offered by this prospectus. This prospectus does not contain all the information set forth in the registration statement and the exhibits filed as part of the registration statement. You should refer to the registration statement and the exhibits for further information concerning the Separate Account, Lincoln Benefit, and the Contracts. The descriptions in this prospectus of the Contracts and other legal instruments are summaries. You should refer to those instruments as filed for the precise terms of those instruments. You may inspect and obtain copies of the registration statement as described on the cover page of this prospectus.

                               45     PROSPECTUS

Table of Contents of Statement of Additional Information

                                                                  Page
          ------------------------------------------------------------
          The Contract
          ------------------------------------------------------------
             Annuity Payments
          ------------------------------------------------------------
             Initial Monthly Annuity Payment
          ------------------------------------------------------------
             Subsequent Monthly Payments
          ------------------------------------------------------------
             Transfers After Annuity Date
          ------------------------------------------------------------
             Annuity Unit Value
          ------------------------------------------------------------
          Illustrative Example of Annuity Unit Value Calculation
          ------------------------------------------------------------
          Illustrative Example of Variable Annuity Payments
          ------------------------------------------------------------
          Experts
          ------------------------------------------------------------
          Financial Statements
          ------------------------------------------------------------

                               46     PROSPECTUS

APPENDIX A
--------------------------------------------------------------------------------


                           Accumulation Unit Values

The name of the following Sub-Accounts changed since December 31, 2008. The name shown in the tables of Accumulation Units correspond to the name of the Sub-Accounts as of December 31, 2007:



               Sub-Account Name as of
               December 31, 2008 (as
              appears in the following
               tables of Accumulation    Sub-Account Name as of
                    Unit Values)              May 1, 2009
              ---------------------------------------------------
              Janus Aspen Series        Janus Aspen Series
                International Growth    Overseas Portfolio -
                Portfolio - Service     Service Shares
                Shares
              Janus Aspen Series Large  Janus Aspen Series Janus
                Cap Growth Portfolio -  Portfolio -
                Institutional Shares    Institutional Shares
              Janus Aspen Series Mid    Janus Aspen Series Janus
                Cap Growth Portfolio -    Enterprise Portfolio -
                Institutional Shares      Institutional Shares
              Janus Aspen Series        Janus Aspen Series
                Worldwide Growth          Worldwide Portfolio -
                Portfolio -               Institutional Shares
                Institutional Shares
              Premier VIT OpCap Small   Premier VIT NACM Small
                Cap Portfolio -         Cap Portfolio - Initial
                Initial Class           Class



On April 24, 2009, the Premier VIT OpCap Balanced Portfolio liquidated and the Sub-Account is no longer available for investment. However, accumulation unit values for the Sub-Account are included in the tables below because the Sub-Account was available as of December 31, 2008.

On April 30, 2009, the Ridgeworth Classic Large Cap Growth Stock Fund and the Ridgeworth Classic Large Cap Value Equity Fund liquidated and the Sub-Accounts are no longer available for investment. However, accumulation unit values for the Sub-Accounts are included in the tables below because the Sub-Accounts were available as of December 31, 2008.


                               47     PROSPECTUS

                 LBL CONSULTANT I VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                 Basic Policy

                          Mortality & Expense = 1.15



                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at End
Sub Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value Fund--Series I
                                                            2004       $10.000      $10.821       269,780
                                                            2005       $10.821      $11.301       253,928
                                                            2006       $11.301      $12.634       235,944
                                                            2007       $12.634      $12.669       199,610
                                                            2008       $12.669       $6.034       176,998
----------------------------------------------------------------------------------------------------------
Alger American LargeCap Growth Portfolio--Class O
                                                            1999       $11.930      $15.750       624,209
                                                            2000       $15.750      $13.260     1,121,843
                                                            2001       $13.260      $11.540       996,256
                                                            2002       $11.540       $7.640       734,340
                                                            2003        $7.640      $10.198       807,544
                                                            2004       $10.198      $10.625       719,914
                                                            2005       $10.625      $11.756       607,853
                                                            2006       $11.756      $12.208       452,187
                                                            2007       $12.208      $14.460       340,976
                                                            2008       $14.460       $7.689       252,531
----------------------------------------------------------------------------------------------------------
Alger American Income & Growth Portfolio--Class O
                                                            1999       $11.500      $16.170       402,339
                                                            2000       $16.170      $15.770       853,586
                                                            2001       $15.770      $13.340       888,850
                                                            2002       $13.340       $9.078       781,602
                                                            2003        $9.078      $11.641       775,012
                                                            2004       $11.641      $12.398       686,795
                                                            2005       $12.398      $12.665       553,769
                                                            2006       $12.665      $13.673       412,877
                                                            2007       $13.673      $14.870       289,123
                                                            2008       $14.870       $8.889       189,627
----------------------------------------------------------------------------------------------------------
Alger American Capital Appreciation Portfolio--Class O
                                                            1999       $12.810      $22.520       276,291
                                                            2000       $22.520      $16.720       682,579
                                                            2001       $16.720      $13.880       560,418
                                                            2002       $13.880       $9.061       474,441
                                                            2003        $9.061      $12.055       518,914
                                                            2004       $12.055      $12.881       454,884
                                                            2005       $12.881      $14.559       380,525
                                                            2006       $14.559      $17.148       318,953
                                                            2007       $17.148      $22.613       307,354
                                                            2008       $22.613      $12.252       182,353


                               48     PROSPECTUS

                 LBL CONSULTANT I VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                 Basic Policy

                          Mortality & Expense = 1.15



                                                                                         Number of
                                                              Accumulation Accumulation    Units
                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                    Ending    at Beginning    at End      at End
Sub Accounts                                     December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------
Alger American MidCap Growth Portfolio--Class O
                                                     1999       $11.600      $15.100      133,411
                                                     2000       $15.100      $16.280      613,187
                                                     2001       $16.280      $15.030      515,103
                                                     2002       $15.030      $10.457      410,450
                                                     2003       $10.457      $15.264      559,837
                                                     2004       $15.264      $17.040      571,188
                                                     2005       $17.040      $18.482      583,687
                                                     2006       $18.482      $20.104      495,198
                                                     2007       $20.104      $26.119      395,122
                                                     2008       $26.119      $10.741      307,529
---------------------------------------------------------------------------------------------------
Alger American SmallCap Growth--Class O
                                                     1999       $11.310      $16.020       77,078
                                                     2000       $16.020      $11.520      249,260
                                                     2001       $11.520       $8.020      328,999
                                                     2002        $8.020       $5.842      283,731
                                                     2003        $5.842       $8.212      468,871
                                                     2004        $8.212       $9.454      355,278
                                                     2005        $9.454      $10.913      404,918
                                                     2006       $10.913      $12.935      399,147
                                                     2007       $12.935      $14.976      268,659
                                                     2008       $14.976       $7.898      187,715
---------------------------------------------------------------------------------------------------
DWS Balanced VIP--Class A
                                                     2005       $10.000      $10.602      449,167
                                                     2006       $10.602      $11.543      346,262
                                                     2007       $11.543      $11.950      249,164
                                                     2008       $11.950       $8.576      165,654
---------------------------------------------------------------------------------------------------
DWS Bond VIP--Class A
                                                     1999       $10.190       $9.970      123,093
                                                     2000        $9.970      $10.880      155,500
                                                     2001       $10.880      $11.360      507,663
                                                     2002       $11.360      $12.081      558,679
                                                     2003       $12.081      $12.535      493,622
                                                     2004       $12.535      $13.046      507,579
                                                     2005       $13.046      $13.219      458,975
                                                     2006       $13.219      $13.671      362,090
                                                     2007       $13.671      $14.064      339,879
                                                     2008       $14.064      $11.560      255,646


                               49     PROSPECTUS

                 LBL CONSULTANT I VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                 Basic Policy

                          Mortality & Expense = 1.15



                                                                               Number of
                                                    Accumulation Accumulation    Units
                                       For the Year  Unit Value   Unit Value  Outstanding
                                          Ending    at Beginning    at End      at End
Sub Accounts                           December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------
DWS Global Opportunities VIP--Class A
                                           1999       $10.770      $17.650       43,091
                                           2000       $17.650      $16.510      114,023
                                           2001       $16.510      $12.290      103,294
                                           2002       $12.290       $9.724      130,916
                                           2003        $9.724      $14.317      193,561
                                           2004       $14.317      $17.440      176,147
                                           2005       $17.440      $20.357      193,166
                                           2006       $20.357      $24.544      166,415
                                           2007       $24.544      $26.499      131,794
                                           2008       $26.499      $13.094       97,138
-----------------------------------------------------------------------------------------
DWS Growth & Income VIP--Class A
                                           1999       $10.520      $11.020      138,946
                                           2000       $11.020      $10.660      192,522
                                           2001       $10.660       $9.340      218,214
                                           2002        $9.340       $7.087      201,541
                                           2003        $7.087       $8.871      178,003
                                           2004        $8.871       $9.651      150,151
                                           2005        $9.651      $10.109      139,183
                                           2006       $10.109      $11.345      102,347
                                           2007       $11.345      $11.355       73,259
                                           2008       $11.355       $6.918       49,772
-----------------------------------------------------------------------------------------
DWS International VIP--Class A
                                           1999       $10.380      $15.840       56,287
                                           2000       $15.840      $12.250      113,301
                                           2001       $12.250       $8.360      100,581
                                           2002        $8.360       $6.743      105,081
                                           2003        $6.743       $8.507      114,835
                                           2004        $8.507       $9.790      121,969
                                           2005        $9.790      $11.232      127,476
                                           2006       $11.232      $13.967      127,598
                                           2007       $13.967      $15.805      113,896
                                           2008       $15.805       $8.083      101,279
-----------------------------------------------------------------------------------------
Federated Capital Income Fund II
                                           1999       $11.130      $11.180      198,037
                                           2000       $11.180      $10.060      401,376
                                           2001       $10.060       $8.570      420,723
                                           2002        $8.570       $8.959      460,608
                                           2003        $8.959       $7.668      309,555
                                           2004        $7.668       $8.325      297,389
                                           2005        $8.325       $8.738      271,194
                                           2006        $8.738       $9.980      220,546
                                           2007        $9.980      $10.253      154,739
                                           2008       $10.253       $8.062      102,548


                               50     PROSPECTUS

                 LBL CONSULTANT I VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                 Basic Policy

                          Mortality & Expense = 1.15



                                                                                             Number of
                                                                  Accumulation Accumulation    Units
                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                        Ending    at Beginning    at End      at End
Sub Accounts                                         December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II
                                                         1999       $10.270      $10.080       175,793
                                                         2000       $10.080      $11.050       406,015
                                                         2001       $11.050      $11.670     1,994,814
                                                         2002       $11.670      $12.572     2,695,911
                                                         2003       $12.572      $12.710     1,589,894
                                                         2004       $12.710      $13.005     1,136,236
                                                         2005       $13.005      $13.104       879,855
                                                         2006       $13.104      $13.478       722,780
                                                         2007       $13.478      $14.146       603,659
                                                         2008       $14.146      $14.568       494,396
-------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II
                                                         1999        $9.850       $9.950       196,572
                                                         2000        $9.950       $8.940       340,164
                                                         2001        $8.940       $8.950       785,823
                                                         2002        $8.950       $6.435       296,496
                                                         2003        $6.435      $10.814       707,583
                                                         2004       $10.814      $11.797       729,703
                                                         2005       $11.797      $11.960       606,875
                                                         2006       $11.960      $13.088       539,007
                                                         2007       $13.088      $13.368       432,506
                                                         2008       $13.368       $9.770       344,383
-------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager Portfolio--Initial Class
                                                         1999       $10.800      $11.850       154,441
                                                         2000       $11.850      $11.250       278,326
                                                         2001       $11.250      $10.650       334,328
                                                         2002       $10.650       $9.601       371,447
                                                         2003        $9.601      $11.186       420,226
                                                         2004       $11.186      $11.652       437,716
                                                         2005       $11.652      $11.973       433,897
                                                         2006       $11.973      $12.690       338,607
                                                         2007       $12.690      $14.474       252,896
                                                         2008       $14.474      $10.189       202,629
-------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund Portfolio--Initial Class
                                                         1999       $11.460      $14.060       548,967
                                                         2000       $14.060      $12.970     1,001,494
                                                         2001       $12.970      $11.240     1,006,844
                                                         2002       $11.240      $10.060     1,084,534
                                                         2003       $10.060      $12.763     1,311,861
                                                         2004       $12.763      $14.555     1,438,118
                                                         2005       $14.555      $16.809     1,469,954
                                                         2006       $16.809      $18.546     1,308,454
                                                         2007       $18.546      $21.536     1,005,803
                                                         2008       $21.536      $12.226       742,971


                               51     PROSPECTUS

                 LBL CONSULTANT I VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                 Basic Policy

                          Mortality & Expense = 1.15



                                                                                             Number of
                                                                  Accumulation Accumulation    Units
                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                        Ending    at Beginning    at End      at End
Sub Accounts                                         December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio--Initial Class
                                                         1999       $10.830      $11.370       616,769
                                                         2000       $11.370      $12.180     1,208,699
                                                         2001       $12.180      $11.430     1,289,762
                                                         2002       $11.430       $9.375     1,218,166
                                                         2003        $9.375      $12.067     1,403,132
                                                         2004       $12.067      $13.291     1,384,897
                                                         2005       $13.291      $13.896     1,176,532
                                                         2006       $13.896      $16.496       941,565
                                                         2007       $16.496      $16.539       684,837
                                                         2008       $16.539       $9.366       412,487
-------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio--Initial Class
                                                         1999       $11.620      $15.780       541,326
                                                         2000       $15.780      $13.870     1,300,830
                                                         2001       $13.870      $11.280     1,366,004
                                                         2002       $11.280       $7.786     1,121,334
                                                         2003        $7.786      $10.215     1,141,572
                                                         2004       $10.215      $10.429     1,091,575
                                                         2005       $10.429      $10.897       953,608
                                                         2006       $10.897      $11.500       769,995
                                                         2007       $11.500      $14.418       618,823
                                                         2008       $14.418       $7.523       492,708
-------------------------------------------------------------------------------------------------------
Fidelity VIP Index 500 Portfolio--Initial Class
                                                         1999       $11.360      $13.520       983,492
                                                         2000       $13.520      $12.110     1,795,382
                                                         2001       $12.110      $10.510     2,032,615
                                                         2002       $10.510       $8.073     1,782,207
                                                         2003        $8.073      $10.237     1,907,842
                                                         2004       $10.237      $11.183     1,817,054
                                                         2005       $11.183      $11.578     1,583,665
                                                         2006       $11.578      $13.233     1,319,112
                                                         2007       $13.233      $13.778     1,041,479
                                                         2008       $13.778       $8.572       756,199
-------------------------------------------------------------------------------------------------------
Fidelity VIP Money Market Portfolio--Initial Class
                                                         1999       $10.150      $10.540     1,451,852
                                                         2000       $10.540      $11.070     2,194,471
                                                         2001       $11.070      $11.390     2,969,960
                                                         2002       $11.390      $11.436     3,542,199
                                                         2003       $11.436      $11.406     2,015,425
                                                         2004       $11.406      $11.401     1,544,840
                                                         2005       $11.401      $11.601     1,335,848
                                                         2006       $11.601      $12.017     1,166,577
                                                         2007       $12.017      $12.487     1,221,039
                                                         2008       $12.487      $12.705     1,305,720


                               52     PROSPECTUS

                 LBL CONSULTANT I VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                 Basic Policy

                          Mortality & Expense = 1.15



                                                                                                          Number of
                                                                               Accumulation Accumulation    Units
                                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                                     Ending    at Beginning    at End      at End
Sub Accounts                                                      December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio--Initial Class
                                                                      1999       $10.500      $14.790        26,260
                                                                      2000       $14.790      $11.810       132,253
                                                                      2001       $11.810       $9.200       137,725
                                                                      2002        $9.200       $7.240       200,173
                                                                      2003        $7.240      $10.251       294,264
                                                                      2004       $10.251      $11.504       402,967
                                                                      2005       $11.504      $13.526       394,476
                                                                      2006       $13.526      $15.773       366,639
                                                                      2007       $15.773      $18.273       327,028
                                                                      2008       $18.273      $10.141       276,821
--------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Balanced Portfolio--Institutional Shares
                                                                      1999       $11.690      $14.630       722,058
                                                                      2000       $14.630      $14.120     1,595,397
                                                                      2001       $14.120      $13.290     1,044,409
                                                                      2002       $13.290       $7.762        94,361
                                                                      2003        $7.762      $13.832     1,496,830
                                                                      2004       $13.832      $14.825     1,365,759
                                                                      2005       $14.825      $15.805     1,195,782
                                                                      2006       $15.805      $17.282       970,410
                                                                      2007       $17.282      $18.865       747,492
                                                                      2008       $18.865      $15.679       535,796
--------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Flexible Bond Portfolio--Institutional Shares
                                                                      1999       $10.250      $10.290       197,019
                                                                      2000       $10.290      $10.800       218,753
                                                                      2001       $10.800      $11.490       418,584
                                                                      2002       $11.490      $12.280     1,721,351
                                                                      2003       $12.280      $13.166       584,216
                                                                      2004       $13.166      $13.519       527,949
                                                                      2005       $13.519      $13.619       492,874
                                                                      2006       $13.619      $14.017       393,774
                                                                      2007       $14.017      $14.816       327,277
                                                                      2008       $14.816      $15.514       272,856
--------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Foreign Stock Portfolio--Service Shares
                                                                      2002       $10.000       $7.675     1,378,111
                                                                      2003        $7.675      $10.226        58,782
                                                                      2004       $10.226      $11.939       152,105
                                                                      2005       $11.939      $12.526       114,760
                                                                      2006       $12.526      $14.605        84,464
                                                                      2007       $14.605      $17.055        73,894
                                                                      2008       $17.055      $16.058             0


                               53     PROSPECTUS

                 LBL CONSULTANT I VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                 Basic Policy

                          Mortality & Expense = 1.15



                                                                                                             Number of
                                                                                  Accumulation Accumulation    Units
                                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                                        Ending    at Beginning    at End      at End
Sub Accounts                                                         December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Large Cap Growth Portfolio--Institutional Shares
                                                                         1999       $11.860      $16.860       927,469
                                                                         2000       $16.860      $14.230     1,955,539
                                                                         2001       $14.230      $10.570     1,856,493
                                                                         2002       $10.570      $12.531       623,206
                                                                         2003       $12.531       $9.984     1,211,583
                                                                         2004        $9.984      $10.306     1,041,507
                                                                         2005       $10.306      $10.614       860,239
                                                                         2006       $10.614      $11.676       645,480
                                                                         2007       $11.676      $13.270       469,901
                                                                         2008       $13.270       $7.900       371,128
-----------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Mid Cap Growth Portfolio--Institutional Shares
                                                                         1999       $12.270      $27.320       440,699
                                                                         2000       $27.320      $18.390     1,027,581
                                                                         2001       $18.390      $11.000       926,849
                                                                         2002       $11.000       $7.827       694,192
                                                                         2003        $7.827      $10.443       656,913
                                                                         2004       $10.443      $12.453       642,333
                                                                         2005       $12.453      $13.812       539,509
                                                                         2006       $13.812      $15.497       434,028
                                                                         2007       $15.497      $18.677       344,083
                                                                         2008       $18.677      $10.380       288,564
-----------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Worldwide Growth Portfolio--Institutional Shares
                                                                         1999       $10.680      $17.350       931,544
                                                                         2000       $17.350      $14.450     2,485,879
                                                                         2001       $14.450      $11.070     2,316,369
                                                                         2002       $11.070       $8.143     1,719,720
                                                                         2003        $8.143       $9.971     1,479,355
                                                                         2004        $9.971      $10.318     1,193,225
                                                                         2005       $10.318      $10.788       997,853
                                                                         2006       $10.788      $12.594       775,658
                                                                         2007       $12.594      $13.634       562,020
                                                                         2008       $13.634       $7.451       410,898
-----------------------------------------------------------------------------------------------------------------------
Legg Mason Partners Variable Investors Portfolio--Class I
                                                                         2004       $10.000      $10.954        60,840
                                                                         2005       $10.954      $11.525        49,518
                                                                         2006       $11.525      $13.461        49,417
                                                                         2007       $13.461      $13.811        35,322
                                                                         2008       $13.811       $8.781        26,875
-----------------------------------------------------------------------------------------------------------------------
LSA Balanced
                                                                         2002       $10.000       $8.678         2,230
                                                                         2003        $8.678      $11.074        83,852


                               54     PROSPECTUS

                 LBL CONSULTANT I VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                 Basic Policy

                          Mortality & Expense = 1.15



                                                                                   Number of
                                                        Accumulation Accumulation    Units
                                           For the Year  Unit Value   Unit Value  Outstanding
                                              Ending    at Beginning    at End      at End
Sub Accounts                               December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------
MFS Growth--Initial Class
                                               1999       $11.750      $20.500      114,684
                                               2000       $20.500      $16.280      274,444
                                               2001       $16.280      $10.690      331,023
                                               2002       $10.690       $6.994      247,624
                                               2003        $6.994       $8.995      248,807
                                               2004        $8.995      $10.035      231,814
                                               2005       $10.035      $10.821      202,017
                                               2006       $10.821      $11.531      165,550
                                               2007       $11.531      $13.798      126,996
                                               2008       $13.798       $8.528      102,015
---------------------------------------------------------------------------------------------
MFS Investors Trust Series--Initial Class
                                               1999       $11.200      $11.800      133,121
                                               2000       $11.800      $11.630      217,691
                                               2001       $11.630       $9.660      295,343
                                               2002        $9.660       $7.536      269,101
                                               2003        $7.536       $9.091      270,484
                                               2004        $9.091       $9.998      244,156
                                               2005        $9.998      $10.596      207,370
                                               2006       $10.596      $11.824      171,767
                                               2007       $11.824      $12.880      126,138
                                               2008       $12.880       $8.512      100,457
---------------------------------------------------------------------------------------------
MFS New Discovery Series--Initial Class
                                               1999       $11.350      $19.440       55,274
                                               2000       $19.440      $18.820      219,172
                                               2001       $18.820      $17.650      188,675
                                               2002       $17.650      $11.918      183,131
                                               2003       $11.918      $15.738      224,760
                                               2004       $15.738      $16.556      232,616
                                               2005       $16.556      $17.209      188,078
                                               2006       $17.209      $19.241      161,666
                                               2007       $19.241      $19.479      139,957
                                               2008       $19.479      $11.671      119,273
---------------------------------------------------------------------------------------------
MFS Research Series--Initial Class
                                               1999       $11.080      $13.570       75,847
                                               2000       $13.570      $12.750      240,203
                                               2001       $12.750       $9.920      207,793
                                               2002        $9.920       $7.389      186,178
                                               2003        $7.389       $9.100      190,978
                                               2004        $9.100      $10.412      189,969
                                               2005       $10.412      $11.085      142,585
                                               2006       $11.085      $12.095      119,287
                                               2007       $12.095      $13.521       86,910
                                               2008       $13.521       $8.534       55,904


                               55     PROSPECTUS

                 LBL CONSULTANT I VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                 Basic Policy

                          Mortality & Expense = 1.15



                                                                                                   Number of
                                                                        Accumulation Accumulation    Units
                                                           For the Year  Unit Value   Unit Value  Outstanding
                                                              Ending    at Beginning    at End      at End
Sub Accounts                                               December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------
MFS Total Return Series--Initial Class
                                                               1999       $10.610      $10.800       118,240
                                                               2000       $10.800      $12.380       207,489
                                                               2001       $12.380      $12.250       436,363
                                                               2002       $12.250      $11.473       642,776
                                                               2003       $11.473      $13.180       943,486
                                                               2004       $13.180      $14.490     1,033,566
                                                               2005       $14.490      $14.714       970,559
                                                               2006       $14.714      $16.260       802,883
                                                               2007       $16.260      $16.734       661,560
                                                               2008       $16.734      $12.868       464,793
-------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund/VA--Service Shares
                                                               2002       $10.000       $7.847        97,205
                                                               2003        $7.847      $11.178       214,471
                                                               2004       $11.178      $13.157       347,171
                                                               2005       $13.157      $14.256       305,883
                                                               2006       $14.256      $16.144       279,529
                                                               2007       $16.144      $15.720       219,803
                                                               2008       $15.720       $9.625       151,992
-------------------------------------------------------------------------------------------------------------
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)--
Administrative Shares
                                                               2002       $10.000      $10.565        75,670
                                                               2003       $10.565      $10.669       337,271
                                                               2004       $10.669      $11.122       347,113
                                                               2005       $11.122      $11.550       338,440
                                                               2006       $11.550      $11.657       247,334
                                                               2007       $11.657      $11.929       175,543
                                                               2008       $11.929      $11.501       185,837
-------------------------------------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio--Administrative Shares
                                                               2002       $10.000      $10.557       539,429
                                                               2003       $10.557      $10.951     1,001,817
                                                               2004       $10.951      $11.343     1,060,049
                                                               2005       $11.343      $11.476     1,156,641
                                                               2006       $11.476      $11.771       944,261
                                                               2007       $11.771      $12.643       737,286
                                                               2008       $12.643      $13.088       699,373
-------------------------------------------------------------------------------------------------------------
Premier VIT OpCap Balanced Portfolio
                                                               2004       $10.000      $10.812       129,223
                                                               2005       $10.812      $10.971       113,375
                                                               2006       $10.971      $12.005        99,054
                                                               2007       $12.005      $11.330        58,167
                                                               2008       $11.330       $7.700        43,630


                               56     PROSPECTUS

                 LBL CONSULTANT I VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                 Basic Policy

                          Mortality & Expense = 1.15



                                                                                                  Number of
                                                                       Accumulation Accumulation    Units
                                                          For the Year  Unit Value   Unit Value  Outstanding
                                                             Ending    at Beginning    at End      at End
Sub Accounts                                              December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------
Premier VIT OpCap Small Cap Portfolio
                                                              2002       $10.000       $7.200       88,999
                                                              2003        $7.200      $10.143      236,796
                                                              2004       $10.143      $11.809      274,798
                                                              2005       $11.809      $11.669      207,018
                                                              2006       $11.669      $14.300      198,198
                                                              2007       $14.300      $14.203      142,608
                                                              2008       $14.203       $8.186      108,005
------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund--Class IB
                                                              2002       $10.000       $8.198       38,105
                                                              2003        $8.198      $11.161       43,231
                                                              2004       $11.161      $13.335       89,040
                                                              2005       $13.335      $15.027      123,886
                                                              2006       $15.027      $18.881      158,576
                                                              2007       $18.881      $19.952      125,260
                                                              2008       $19.952      $10.636       74,027
------------------------------------------------------------------------------------------------------------
Ridgeworth Large Cap Growth Stock Fund (2)
                                                              1999       $10.000      $10.080       20,427
                                                              2000       $10.080      $10.260       23,194
                                                              2001       $10.260       $9.590       42,077
                                                              2002        $9.590       $7.397       56,403
                                                              2003        $7.397       $8.653       63,977
                                                              2004        $8.653       $9.123       60,421
                                                              2005        $9.123       $8.929       57,402
                                                              2006        $8.929       $9.773       67,263
                                                              2007        $9.773      $11.125       88,003
                                                              2008       $11.125       $6.517       81,011
------------------------------------------------------------------------------------------------------------
Ridgeworth Large Cap Value Equity Fund
                                                              1999       $10.000       $8.640        8,610
                                                              2000        $8.640       $9.420       10,105
                                                              2001        $9.420       $9.200      196,823
                                                              2002        $9.200       $7.540      104,266
                                                              2003        $7.540       $9.168       53,974
                                                              2004        $9.168      $10.439      192,125
                                                              2005       $10.439      $10.696       91,183
                                                              2006       $10.696      $12.937      142,829
                                                              2007       $12.937      $13.229       83,673
                                                              2008       $13.229       $8.781       59,269


                               57     PROSPECTUS

                 LBL CONSULTANT I VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                 Basic Policy

                          Mortality & Expense = 1.15



                                                                                        Number of
                                                             Accumulation Accumulation    Units
                                                For the Year  Unit Value   Unit Value  Outstanding
                                                   Ending    at Beginning    at End      at End
Sub Accounts                                    December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income Portfolio--I
                                                    1999       $10.780      $11.050      128,022
                                                    2000       $11.050      $12.330      261,772
                                                    2001       $12.330      $12.360      581,145
                                                    2002       $12.360      $10.602      608,043
                                                    2003       $10.602      $13.140      744,659
                                                    2004       $13.140      $14.913      895,153
                                                    2005       $14.913      $15.306      874,317
                                                    2006       $15.306      $17.984      762,467
                                                    2007       $17.984      $18.339      575,733
                                                    2008       $18.339      $11.571      402,473
--------------------------------------------------------------------------------------------------
T. Rowe Price International Stock Portfolio--I
                                                    1999       $10.780      $14.570       22,869
                                                    2000       $14.570      $11.520       65,454
                                                    2001       $11.520       $8.850       92,572
                                                    2002        $8.850       $7.137       99,915
                                                    2003        $7.137       $9.201      173,635
                                                    2004        $9.201      $10.338      264,060
                                                    2005       $10.338      $11.847      255,863
                                                    2006       $11.847      $13.934      244,192
                                                    2007       $13.934      $15.553      191,891
                                                    2008       $15.553       $7.879      149,103
--------------------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Portfolio--I (3)
                                                    1999       $11.500      $14.060       85,857
                                                    2000       $14.060      $14.910      344,756
                                                    2001       $14.910      $14.590      368,137
                                                    2002       $14.590      $11.345      436,260
                                                    2003       $11.345      $15.505      619,155
                                                    2004       $15.505      $18.121      586,887
                                                    2005       $18.121      $20.534      504,417
                                                    2006       $20.534      $21.626      404,390
                                                    2007       $21.626      $25.097      295,779
                                                    2008       $25.097      $14.931      222,831
--------------------------------------------------------------------------------------------------
T. Rowe Price New America Growth Portfolio--I
                                                    1999       $11.250      $12.520       57,131
                                                    2000       $12.520      $11.050      100,767
                                                    2001       $11.050       $9.620      108,815
                                                    2002        $9.620       $6.813      165,424
                                                    2003        $6.813       $9.090      155,957
                                                    2004        $9.090       $9.995      173,326
                                                    2005        $9.955      $10.271      157,832
                                                    2006       $10.271      $10.888      129,696
                                                    2007       $10.888      $12.233      117,852
                                                    2008       $12.233       $7.461       92,406


                               58     PROSPECTUS

                 LBL CONSULTANT I VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                 Basic Policy

                          Mortality & Expense = 1.15



                                                                                              Number of
                                                                   Accumulation Accumulation    Units
                                                      For the Year  Unit Value   Unit Value  Outstanding
                                                         Ending    at Beginning    at End      at End
Sub Accounts                                          December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------------------
Van Kampen LIT Mid Cap Growth Portfolio, Class II
                                                          2004       $10.000      $11.156       44,940
                                                          2005       $11.156      $12.242       49,948
                                                          2006       $12.242      $12.686       45,228
                                                          2007       $12.686      $14.732       39,490
                                                          2008       $14.732       $7.735       29,220
--------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income Portfolio, Class II
                                                          2002       $10.000       $8.163       36,430
                                                          2003        $8.163      $10.293      152,145
                                                          2004       $10.293      $11.600      354,336
                                                          2005       $11.600      $12.570      434,444
                                                          2006       $12.570      $14.397      396,566
                                                          2007       $14.397      $14.576      306,627
                                                          2008       $14.576       $9.758      199,062
--------------------------------------------------------------------------------------------------------
UIF U.S. Mid Cap Value Portfolio, Class I (4)
                                                          2004       $10.000      $11.333      309,322
                                                          2005       $11.333      $12.570      353,741
                                                          2006       $12.570      $14.984      276,970
                                                          2007       $14.984      $15.958      210,481
                                                          2008       $15.958       $9.252      158,166
--------------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT Discovery Fund
                                                          2005       $10.000      $11.481      293,780
                                                          2006       $11.481      $12.999      225,795
                                                          2007       $12.999      $15.702      161,353
                                                          2008       $15.702       $8.628      115,632
--------------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT Opportunity Fund
                                                          2005       $10.000      $11.040      510,068
                                                          2006       $11.040      $12.235      431,405
                                                          2007       $12.235      $12.884      339,846
                                                          2008       $12.884       $7.622      257,232
--------------------------------------------------------------------------------------------------------
Janus Aspen International Growth--Service Shares
                                                          2008       $10.000       $7.495       62,852



* The LBL Consultant Variable Annuity I Contracts and all of the Variable Sub-Accounts shown below were first offered under the Contracts on September 9, 1998, except for the Janus Aspen Series Foreign Stock--Service Shares Sub-Account, LSA Balanced, Oppenheimer Main Street Small Cap/VA--Service Shares Sub-Account, PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)--Administrative Shares Sub-Account, PIMCO VIT Total Return--Administrative Shares Sub-Account, Premier VIT OpCap Balanced Sub-Account, Premier VIT OpCap Small Cap Sub-Account, Putnam VT International Growth and Income--Class IB Sub-Account, Van Kampen LIT Aggressive Growth, Class II Sub-Account, Van Kampen LIT Growth and Income, Class II Sub-Account which were first offered under the Contracts on May 1, 2002; the AIM V.I. Basic Value--Series I Sub-Account, Legg Mason Partners Variable Investors--Class I Sub-Account, UIF U.S. Mid Cap Value, Class I Sub-Account which were first offered under the Contracts on April 30, 2004; the Wells Fargo Advantage VT Discovery Sub-Account, Wells Fargo Advantage VT Opportunity Sub-Account which were first offered under the Contracts on April 8, 2005; and the DWS Balanced--Class A Sub-Account which was first offered under the Contracts on April 29, 2005. Accumulation unit value: unit of measure used to calculate the value or a Contract Owner's interest in a Sub-Account for any Valuation Period. An Accumulation Unit Value does not reflect deduction of certain charges under the Contract that are deducted from your Contract Value, such as the Contract Maintenance Charge.


                               59     PROSPECTUS

                 LBL CONSULTANT I VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                 Basic Policy

                          Mortality & Expense = 1.15

  Effective May 1, 2004, the T. Rowe Price Mid-Cap Growth Portfolio - I is no longer available for new investments. If you are currently invested in the Variable Sub-account that invests in this Portfolio you may continue your investment. If, prior to May 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

  Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

  A brief explanation of how performance of the Sub-Accounts are calculated may be found in the Statement of Additional Information.


                               60     PROSPECTUS

                 LBL CONSULTANT I VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

          Basic Policy plus Death Benefit and Income Benefit Rider II

                           Mortality & Expense = 1.7



                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at End
Sub Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value Fund--Series I
                                                            2004       $10.000      $10.781       244,914
                                                            2005       $10.781      $11.197       251,607
                                                            2006       $11.197      $12.450       294,765
                                                            2007       $12.450      $12.415       241,174
                                                            2008       $12.415       $5.881       236,766
----------------------------------------------------------------------------------------------------------
Alger American LargeCap Growth Portfolio--Class O
                                                            2000       $10.000       $8.160        11,130
                                                            2001        $8.160       $7.070        97,242
                                                            2002        $7.070       $4.651       108,296
                                                            2003        $4.651       $6.175       308,042
                                                            2004        $6.175       $6.398       439,952
                                                            2005        $6.398       $7.041       492,261
                                                            2006        $7.041       $7.271       413,156
                                                            2007        $7.271       $8.565       371,317
                                                            2008        $8.565       $4.529       324,912
----------------------------------------------------------------------------------------------------------
Alger American Income & Growth Portfolio--Class O
                                                            2000       $10.000       $9.280        32,338
                                                            2001        $9.280       $7.810        92,660
                                                            2002        $7.810       $5.284       202,665
                                                            2003        $5.284       $6.738       354,359
                                                            2004        $6.738       $7.137       396,418
                                                            2005        $7.137       $7.252       381,157
                                                            2006        $7.252       $7.786       339,270
                                                            2007        $7.786       $8.421       308,605
                                                            2008        $8.421       $5.006       254,925
----------------------------------------------------------------------------------------------------------
Alger American Capital Appreciation Portfolio--Class O
                                                            2000       $10.000       $7.680        62,468
                                                            2001        $7.680       $6.340       136,468
                                                            2002        $6.340       $4.116       264,242
                                                            2003        $4.116       $5.447       542,296
                                                            2004        $5.447       $5.788       727,607
                                                            2005        $5.788       $6.506       721,253
                                                            2006        $6.506       $7.621       732,706
                                                            2007        $7.621       $9.995       759,050
                                                            2008        $9.995       $5.385       521,910
----------------------------------------------------------------------------------------------------------
Alger American MidCap Growth Portfolio--Class O
                                                            2000       $10.000       $9.440       123,576
                                                            2001        $9.440       $8.670       107,872
                                                            2002        $8.670       $5.996       295,309
                                                            2003        $5.996       $8.703       836,891
                                                            2004        $8.703       $9.663       999,864
                                                            2005        $9.663      $10.424     1,007,060
                                                            2006       $10.424      $11.277       894,467
                                                            2007       $11.277      $14.569       822,716
                                                            2008       $14.569       $5.959       721,972


                               61     PROSPECTUS

                 LBL CONSULTANT I VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

          Basic Policy plus Death Benefit and Income Benefit Rider II

                           Mortality & Expense = 1.7



                                                                                 Number of
                                                      Accumulation Accumulation    Units
                                         For the Year  Unit Value   Unit Value  Outstanding
                                            Ending    at Beginning    at End      at End
Sub Accounts                             December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------
Alger American SmallCap Growth--Class O
                                             2000       $10.000       $7.220        5,134
                                             2001        $7.220       $4.990      116,699
                                             2002        $4.990       $3.619      128,015
                                             2003        $3.619       $5.060      283,201
                                             2004        $5.060       $5.793      359,793
                                             2005        $5.793       $6.651      408,709
                                             2006        $6.651       $7.840      400,994
                                             2007        $7.840       $9.027      386,201
                                             2008        $9.027       $4.734      324,933
-------------------------------------------------------------------------------------------
DWS Balanced VIP--Class A
                                             2005       $10.000      $10.562      140,966
                                             2006       $10.562      $11.437      117,438
                                             2007       $11.437      $11.776      108,626
                                             2008       $11.776       $8.404       99,008
-------------------------------------------------------------------------------------------
DWS Bond VIP--Class A
                                             2000       $10.000      $10.190       24,670
                                             2001       $10.610      $11.020       60,002
                                             2002       $11.020      $11.655       89,305
                                             2003       $11.655      $12.026      179,258
                                             2004       $12.026      $12.447      242,774
                                             2005       $12.447      $12.544      235,908
                                             2006       $12.544      $12.902      203,670
                                             2007       $12.902      $13.200      192,164
                                             2008       $13.200      $10.790      162,984
-------------------------------------------------------------------------------------------
DWS Global Opportunities VIP--Class A
                                             2000       $10.000       $9.120       11,777
                                             2001        $9.120       $6.750       24,877
                                             2002        $6.750       $5.313       51,809
                                             2003        $5.313       $7.780      159,642
                                             2004        $7.780       $9.425      254,808
                                             2005        $9.425      $10.942      309,298
                                             2006       $10.942      $13.120      368,488
                                             2007       $13.120      $14.087      319,396
                                             2008       $14.087       $6.922      292,135
-------------------------------------------------------------------------------------------
DWS Growth & Income VIP--Class A
                                             2000       $10.000       $9.590        3,100
                                             2001        $9.590       $8.350       23,428
                                             2002        $8.350       $6.305       37,769
                                             2003        $6.305       $7.849       76,611
                                             2004        $7.849       $8.492       99,749
                                             2005        $8.492       $8.847       85,054
                                             2006        $8.847       $9.874       79,081
                                             2007        $9.874       $9.829       76,673
                                             2008        $9.829       $5.955       67,583


                               62     PROSPECTUS

                 LBL CONSULTANT I VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

          Basic Policy plus Death Benefit and Income Benefit Rider II

                           Mortality & Expense = 1.7



                                                                                          Number of
                                                               Accumulation Accumulation    Units
                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                     Ending    at Beginning    at End      at End
Sub Accounts                                      December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------
DWS International VIP--Class A
                                                      2000       $10.000       $8.710        4,151
                                                      2001        $8.710       $5.910       18,248
                                                      2002        $5.910       $4.740       36,822
                                                      2003        $4.740       $5.948      144,072
                                                      2004        $5.948       $6.808      174,503
                                                      2005        $6.808       $7.768      190,759
                                                      2006        $7.768       $9.606      229,934
                                                      2007        $9.606      $10.810      202,975
                                                      2008       $10.810       $5.498      253,788
----------------------------------------------------------------------------------------------------
Federated Capital Income Fund II
                                                      2000       $10.000       $9.140          689
                                                      2001        $9.140       $7.740        1,970
                                                      2002        $7.740       $9.115       92,428
                                                      2003        $9.115       $6.855       51,656
                                                      2004        $6.855       $7.401       76,744
                                                      2005        $7.401       $7.726       76,010
                                                      2006        $7.726       $8.776      100,300
                                                      2007        $8.776       $8.966       65,968
                                                      2008        $8.966       $7.012       98,652
----------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II
                                                      2000       $10.000      $10.610          230
                                                      2001       $10.610      $11.150       69,662
                                                      2002       $11.150      $11.942      408,779
                                                      2003       $11.942      $12.006      580,553
                                                      2004       $12.006      $12.218      605,532
                                                      2005       $12.218      $12.243      530,059
                                                      2006       $12.243      $12.523      381,051
                                                      2007       $12.523      $13.072      721,964
                                                      2008       $13.072      $13.388      610,475
----------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II
                                                      2000       $10.000       $9.190          597
                                                      2001        $9.190       $9.150       52,109
                                                      2002        $9.150       $5.784       24,658
                                                      2003        $5.784      $10.941      246,278
                                                      2004       $10.941      $11.870      444,657
                                                      2005       $11.870      $11.968      439,857
                                                      2006       $11.968      $13.026      430,206
                                                      2007       $13.026      $13.231      379,607
                                                      2008       $13.231       $9.617      307,223


                               63     PROSPECTUS

                 LBL CONSULTANT I VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

          Basic Policy plus Death Benefit and Income Benefit Rider II

                           Mortality & Expense = 1.7



                                                                                             Number of
                                                                  Accumulation Accumulation    Units
                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                        Ending    at Beginning    at End      at End
Sub Accounts                                         December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager Portfolio--Initial Class
                                                         2000       $10.000       $9.590           299
                                                         2001        $9.590       $9.030        33,474
                                                         2002        $9.030       $8.095        73,114
                                                         2003        $8.095       $9.379       116,121
                                                         2004        $9.379       $9.716       181,632
                                                         2005        $9.716       $9.929       176,415
                                                         2006        $9.929      $10.466       129,882
                                                         2007       $10.466      $11.872       125,667
                                                         2008       $11.872       $8.311       130,724
-------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund Portfolio--Initial Class
                                                         2000       $10.000       $9.380        19,089
                                                         2001        $9.380       $8.080       104,405
                                                         2002        $8.080       $7.195       348,537
                                                         2003        $7.195       $9.078       888,353
                                                         2004        $9.078      $10.296     1,158,838
                                                         2005       $10.296      $11.826     1,260,810
                                                         2006       $11.826      $12.977     1,273,768
                                                         2007       $12.977      $14.986     1,188,207
                                                         2008       $14.986       $8.461     1,080,956
-------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio--Initial Class
                                                         2000       $10.000      $11.040         4,932
                                                         2001       $11.040      $10.300        75,559
                                                         2002       $10.300       $8.405       174,403
                                                         2003        $8.405      $10.759       306,020
                                                         2004       $10.759      $11.786       434,981
                                                         2005       $11.786      $12.255       395,964
                                                         2006       $12.255      $14.468       396,481
                                                         2007       $14.468      $14.426       349,218
                                                         2008       $14.426       $8.125       273,985
-------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio--Initial Class
                                                         2000       $10.000       $8.390        52,890
                                                         2001        $8.390       $6.790        98,555
                                                         2002        $6.790       $4.659       305,305
                                                         2003        $4.659       $6.080       625,498
                                                         2004        $6.080       $6.173       939,071
                                                         2005        $6.173       $6.415       831,880
                                                         2006        $6.415       $6.732       682,021
                                                         2007        $6.732       $8.394       682,803
                                                         2008        $8.394       $4.356       663,776


                               64     PROSPECTUS

                 LBL CONSULTANT I VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

          Basic Policy plus Death Benefit and Income Benefit Rider II

                           Mortality & Expense = 1.7



                                                                                                     Number of
                                                                          Accumulation Accumulation    Units
                                                             For the Year  Unit Value   Unit Value  Outstanding
                                                                Ending    at Beginning    at End      at End
Sub Accounts                                                 December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------
Fidelity VIP Index 500 Portfolio--Initial Class
                                                                 2000       $10.000       $9.040       102,744
                                                                 2001        $9.040       $7.800       312,663
                                                                 2002        $7.800       $5.960       365,351
                                                                 2003        $5.960       $7.516       978,400
                                                                 2004        $7.516       $8.166     1,444,339
                                                                 2005        $8.166       $8.407     1,362,101
                                                                 2006        $8.407       $9.557     1,346,569
                                                                 2007        $9.557       $9.896     1,295,792
                                                                 2008        $9.896       $6.123     1,150,557
---------------------------------------------------------------------------------------------------------------
Fidelity VIP Money Market Portfolio--Initial Class
                                                                 2000       $10.000      $10.230        30,553
                                                                 2001       $10.230      $10.470       140,649
                                                                 2002       $10.470      $10.456       310,441
                                                                 2003       $10.456      $10.373       819,516
                                                                 2004       $10.373      $10.311       618,241
                                                                 2005       $10.311      $10.435       694,730
                                                                 2006       $10.435      $10.750       725,670
                                                                 2007       $10.750      $11.108       714,035
                                                                 2008       $11.108      $11.240     1,173,850
---------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio--Initial Class
                                                                 2000       $10.000       $8.440         6,868
                                                                 2001        $8.440       $6.540        58,855
                                                                 2002        $6.540       $5.119       109,892
                                                                 2003        $5.119       $7.208       235,043
                                                                 2004        $7.208       $8.045       382,839
                                                                 2005        $8.045       $9.406       426,944
                                                                 2006        $9.406      $10.909       513,031
                                                                 2007       $10.909      $12.569       470,601
                                                                 2008       $12.569       $6.937       476,598
---------------------------------------------------------------------------------------------------------------
Janus Aspen Series Balanced Portfolio--Institutional Shares
                                                                 2000       $10.000       $9.620        43,584
                                                                 2001        $9.620       $9.000       199,196
                                                                 2002        $9.000       $8.273       356,912
                                                                 2003        $8.273       $9.267       699,022
                                                                 2004        $9.267       $9.878       705,500
                                                                 2005        $9.878      $10.473       691,502
                                                                 2006       $10.473      $11.389       664,165
                                                                 2007       $11.389      $12.364       559,884
                                                                 2008       $12.364      $10.220       522,134


                               65     PROSPECTUS

                 LBL CONSULTANT I VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

          Basic Policy plus Death Benefit and Income Benefit Rider II

                           Mortality & Expense = 1.7



                                                                                                             Number of
                                                                                  Accumulation Accumulation    Units
                                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                                        Ending    at Beginning    at End      at End
Sub Accounts                                                         December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Flexible Bond Portfolio--Institutional Shares
                                                                         2000       $10.000      $10.400           25
                                                                         2001       $10.400      $11.010      104,700
                                                                         2002       $11.010      $11.943      114,051
                                                                         2003       $11.943      $12.480      254,643
                                                                         2004       $12.480      $12.743      312,969
                                                                         2005       $12.743      $12.767      291,063
                                                                         2006       $12.767      $13.069      350,195
                                                                         2007       $13.069      $13.738      380,041
                                                                         2008       $13.738      $14.306      355,482
-----------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Foreign Stock Portfolio--Service Shares
                                                                         2002       $10.000       $7.734       36,688
                                                                         2003        $7.734      $10.132       37,023
                                                                         2004       $10.132      $11.765       71,988
                                                                         2005       $11.765      $12.276       79,929
                                                                         2006       $12.276      $14.235       72,800
                                                                         2007       $14.235      $16.532       78,321
                                                                         2008       $16.532      $15.537            0
-----------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Large Cap Growth Portfolio--Institutional Shares
                                                                         2000       $10.000       $8.320       98,273
                                                                         2001        $8.320       $6.150      116,481
                                                                         2002        $6.150       $4.441      162,987
                                                                         2003        $4.441       $5.746      251,235
                                                                         2004        $5.746       $5.898      275,805
                                                                         2005        $5.898       $6.042      257,364
                                                                         2006        $6.042       $6.610      266,266
                                                                         2007        $6.610       $7.471      225,942
                                                                         2008        $7.471       $4.423      195,932
-----------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Mid Cap Growth Portfolio--Institutional Shares
                                                                         2000       $10.000       $6.650      272,048
                                                                         2001        $6.650       $3.960      266,218
                                                                         2002        $3.960       $2.799      307,400
                                                                         2003        $2.799       $3.715      412,644
                                                                         2004        $3.715       $4.405      466,868
                                                                         2005        $4.405       $4.860      505,828
                                                                         2006        $4.860       $5.423      510,006
                                                                         2007        $5.423       $6.499      505,513
                                                                         2008        $6.499       $3.592      433,329
-----------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Worldwide Growth Portfolio--Institutional Shares
                                                                         2000       $10.000       $8.190       66,346
                                                                         2001        $8.190       $6.240      167,331
                                                                         2002        $6.240       $4.564      245,789
                                                                         2003        $4.564       $5.558      365,025
                                                                         2004        $5.558       $5.719      414,342
                                                                         2005        $5.719       $5.947      364,847
                                                                         2006        $5.947       $6.905      335,256
                                                                         2007        $6.905       $7.434      327,739
                                                                         2008        $7.434       $4.040      279,358


                               66     PROSPECTUS

                 LBL CONSULTANT I VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

          Basic Policy plus Death Benefit and Income Benefit Rider II

                           Mortality & Expense = 1.7



                                                                                                   Number of
                                                                        Accumulation Accumulation    Units
                                                           For the Year  Unit Value   Unit Value  Outstanding
                                                              Ending    at Beginning    at End      at End
Sub Accounts                                               December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------
Legg Mason Partners Variable Investors Portfolio--Class I
                                                               2004       $10.000      $10.913       47,102
                                                               2005       $10.913      $11.419       45,145
                                                               2006       $11.419      $13.264       47,405
                                                               2007       $13.264      $13.534       46,980
                                                               2008       $13.534       $8.557       42,904
-------------------------------------------------------------------------------------------------------------
LSA Balanced
                                                               2002       $10.000       $8.646        2,157
                                                               2003        $8.646      $10.973       46,166
-------------------------------------------------------------------------------------------------------------
MFS Growth--Initial Class
                                                               2000       $10.000       $8.150       66,991
                                                               2001        $8.150       $5.330      107,324
                                                               2002        $5.330       $3.465      123,692
                                                               2003        $3.465       $4.432      227,669
                                                               2004        $4.432       $4.917      274,686
                                                               2005        $4.917       $5.273      269,766
                                                               2006        $5.273       $5.588      247,942
                                                               2007        $5.588       $6.650      220,878
                                                               2008        $6.650       $4.087      314,346
-------------------------------------------------------------------------------------------------------------
MFS Investors Trust Series--Initial Class
                                                               2000       $10.000       $9.850        3,223
                                                               2001        $9.850       $8.130       22,985
                                                               2002        $8.130       $6.308       52,812
                                                               2003        $6.308       $7.567      121,843
                                                               2004        $7.567       $8.276      136,211
                                                               2005        $8.276       $8.724      135,382
                                                               2006        $8.724       $9.682      134,594
                                                               2007        $9.682      $10.488      127,128
                                                               2008       $10.488       $6.893      180,349
-------------------------------------------------------------------------------------------------------------
MFS New Discovery Series--Initial Class
                                                               2000       $10.000       $8.970      113,237
                                                               2001        $8.970       $8.360      118,208
                                                               2002        $8.360       $5.615      205,837
                                                               2003        $5.615       $7.374      477,819
                                                               2004        $7.374       $7.715      623,501
                                                               2005        $7.715       $7.975      560,525
                                                               2006        $7.975       $8.868      514,110
                                                               2007        $8.868       $8.928      480,804
                                                               2008        $8.928       $5.320      407,025


                               67     PROSPECTUS

                 LBL CONSULTANT I VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

          Basic Policy plus Death Benefit and Income Benefit Rider II

                           Mortality & Expense = 1.7



                                                                                                   Number of
                                                                        Accumulation Accumulation    Units
                                                           For the Year  Unit Value   Unit Value  Outstanding
                                                              Ending    at Beginning    at End      at End
Sub Accounts                                               December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------
MFS Research Series--Initial Class
                                                               2000       $10.000       $8.870        6,208
                                                               2001        $8.870       $6.860       23,332
                                                               2002        $6.860       $5.084       32,958
                                                               2003        $5.084       $6.227       50,336
                                                               2004        $6.227       $7.085       53,593
                                                               2005        $7.085       $7.502       52,102
                                                               2006        $7.502       $8.141       49,634
                                                               2007        $8.141       $9.050       50,049
                                                               2008        $9.050       $5.681       46,891
-------------------------------------------------------------------------------------------------------------
MFS Total Return Series--Initial Class
                                                               2000       $10.000      $11.200        8,401
                                                               2001       $11.200      $11.030       60,889
                                                               2002       $11.030      $10.273      250,026
                                                               2003       $10.273      $11.736      454,021
                                                               2004       $11.736      $12.832      590,723
                                                               2005       $12.832      $12.959      622,265
                                                               2006       $12.959      $14.243      569,919
                                                               2007       $14.243      $14.577      589,170
                                                               2008       $14.577      $11.148      454,138
-------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund/VA--Service Shares
                                                               2002       $10.000       $7.818       41,593
                                                               2003        $7.818      $11.076      193,863
                                                               2004       $11.076      $12.965      323,468
                                                               2005       $12.965      $13.972      312,606
                                                               2006       $13.972      $15.735      325,308
                                                               2007       $15.735      $15.238      316,074
                                                               2008       $15.238       $9.278      291,787
-------------------------------------------------------------------------------------------------------------
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)--
Administrative Shares
                                                               2002       $10.000      $10.526        4,596
                                                               2003       $10.526      $10.571       79,683
                                                               2004       $10.571      $10.960      100,873
                                                               2005       $10.960      $11.319      106,489
                                                               2006       $11.319      $11.362       99,214
                                                               2007       $11.362      $11.563      106,231
                                                               2008       $11.563      $11.086      122,885
-------------------------------------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio--Administrative Shares
                                                               2002       $10.000      $10.518       85,455
                                                               2003       $10.518      $10.851      428,033
                                                               2004       $10.851      $11.178      604,097
                                                               2005       $11.178      $11.247      614,406
                                                               2006       $11.247      $11.473      512,461
                                                               2007       $11.473      $12.255      483,376
                                                               2008       $12.255      $12.616      572,089


                               68     PROSPECTUS

                 LBL CONSULTANT I VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

          Basic Policy plus Death Benefit and Income Benefit Rider II

                           Mortality & Expense = 1.7



                                                                                                  Number of
                                                                       Accumulation Accumulation    Units
                                                          For the Year  Unit Value   Unit Value  Outstanding
                                                             Ending    at Beginning    at End      at End
Sub Accounts                                              December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------
Premier VIT OpCap Balanced Portfolio
                                                              2004       $10.000      $10.772       91,944
                                                              2005       $10.772      $10.870      106,673
                                                              2006       $10.870      $11.829       97,834
                                                              2007       $11.829      $11.102       94,157
                                                              2008       $11.102       $7.504       80,619
------------------------------------------------------------------------------------------------------------
Premier VIT OpCap Small Cap Portfolio
                                                              2002       $10.000       $7.173        8,929
                                                              2003        $7.173      $10.051      172,641
                                                              2004       $10.051      $11.637      244,720
                                                              2005       $11.637      $11.436      236,295
                                                              2006       $11.436      $13.938      205,170
                                                              2007       $13.938      $13.767      172,785
                                                              2008       $13.767       $7.892      167,008
------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund--Class IB
                                                              2002       $10.000       $8.168        6,727
                                                              2003        $8.168      $11.059       39,731
                                                              2004       $11.059      $13.141       58,105
                                                              2005       $13.141      $14.727       61,333
                                                              2006       $14.727      $18.403      109,461
                                                              2007       $18.403      $19.339      175,336
                                                              2008       $19.339      $10.253       80,251
------------------------------------------------------------------------------------------------------------
Ridgeworth Large Cap Growth Stock Fund (2)
                                                              2000       $10.000       $9.630          903
                                                              2001        $9.630       $8.950        7,596
                                                              2002        $8.950       $6.870       31,178
                                                              2003        $6.870       $7.992       54,246
                                                              2004        $7.992       $8.380       63,858
                                                              2005        $8.380       $8.157       58,249
                                                              2006        $8.157       $8.879       51,761
                                                              2007        $8.879      $10.052       47,830
                                                              2008       $10.052       $5.856       43,139
------------------------------------------------------------------------------------------------------------
Ridgeworth Large Cap Value Equity Fund
                                                              2000       $10.000      $11.700        1,615
                                                              2001       $11.700      $11.360       18,026
                                                              2002       $11.360       $9.262       19,587
                                                              2003        $9.262      $11.201       30,898
                                                              2004       $11.201      $12.683      100,258
                                                              2005       $12.683      $12.925       68,271
                                                              2006       $12.925      $15.546       93,618
                                                              2007       $15.546      $15.810       49,278
                                                              2008       $15.810      $10.437       30,278


                               69     PROSPECTUS

                 LBL CONSULTANT I VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

          Basic Policy plus Death Benefit and Income Benefit Rider II

                           Mortality & Expense = 1.7



                                                                                           Number of
                                                                Accumulation Accumulation    Units
                                                   For the Year  Unit Value   Unit Value  Outstanding
                                                      Ending    at Beginning    at End      at End
Sub Accounts                                       December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income Portfolio--I
                                                       2000       $10.000      $11.520          113
                                                       2001       $11.520      $11.480       47,501
                                                       2002       $11.480       $9.895      228,732
                                                       2003        $9.895      $12.073      526,597
                                                       2004       $12.073      $13.627      761,565
                                                       2005       $13.627      $13.909      796,314
                                                       2006       $13.909      $16.254      661,730
                                                       2007       $16.254      $16.483      601,481
                                                       2008       $16.483      $10.343      537,201
-----------------------------------------------------------------------------------------------------
T. Rowe Price International Stock Portfolio--I
                                                       2000       $10.000       $8.550        5,575
                                                       2001        $8.550       $6.530       16,460
                                                       2002        $6.530       $5.239       39,170
                                                       2003        $5.239       $6.716      110,909
                                                       2004        $6.716       $7.505      176,753
                                                       2005        $7.505       $8.554      203,771
                                                       2006        $8.554      $10.006      257,698
                                                       2007       $10.006      $11.107      256,965
                                                       2008       $11.107       $5.596      188,929
-----------------------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Portfolio--I (3)
                                                       2000       $10.000      $10.060        6,092
                                                       2001       $10.060       $9.790       82,744
                                                       2002        $9.790       $7.569      231,318
                                                       2003        $7.569      $10.288      574,018
                                                       2004       $10.288      $11.957      675,635
                                                       2005       $11.957      $13.476      621,478
                                                       2006       $13.476      $14.114      575,076
                                                       2007       $14.114      $16.289      538,625
                                                       2008       $16.289       $9.638      472,274
-----------------------------------------------------------------------------------------------------
T. Rowe Price New America Growth Portfolio--I
                                                       2000       $10.000       $9.010            0
                                                       2001        $9.010       $7.800       14,973
                                                       2002        $7.800       $5.489       80,509
                                                       2003        $5.489       $7.284       84,065
                                                       2004        $7.284       $7.933      120,707
                                                       2005        $7.933       $8.140      126,892
                                                       2006        $8.140       $8.581      132,467
                                                       2007        $8.581       $9.589      126,622
                                                       2008        $9.589       $5.816      125,436
-----------------------------------------------------------------------------------------------------
Van Kampen LIT Mid Cap Growth Portfolio, Class II
                                                       2004       $10.000      $11.114       77,019
                                                       2005       $11.114      $12.130       52,894
                                                       2006       $12.130      $12.500       60,010
                                                       2007       $12.500      $14.437       59,849
                                                       2008       $14.437       $7.538       46,687


                               70     PROSPECTUS

                 LBL CONSULTANT I VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

          Basic Policy plus Death Benefit and Income Benefit Rider II

                           Mortality & Expense = 1.7



                                                                                              Number of
                                                                   Accumulation Accumulation    Units
                                                      For the Year  Unit Value   Unit Value  Outstanding
                                                         Ending    at Beginning    at End      at End
Sub Accounts                                          December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income Portfolio, Class II
                                                          2002       $10.000       $8.133       12,359
                                                          2003        $8.133      $10.199      106,750
                                                          2004       $10.199      $11.431      238,529
                                                          2005       $11.431      $12.319      277,577
                                                          2006       $12.319      $14.033      291,195
                                                          2007       $14.033      $14.129      213,247
                                                          2008       $14.129       $9.407      187,559
--------------------------------------------------------------------------------------------------------
UIF U.S. Mid Cap Value Portfolio, Class I (4)
                                                          2004       $10.000      $11.290      220,091
                                                          2005       $11.290      $12.455      280,918
                                                          2006       $12.455      $14.765      311,438
                                                          2007       $14.765      $15.638      269,763
                                                          2008       $15.638       $9.017      244,967
--------------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT Discovery Fund
                                                          2005       $10.000      $11.435      177,119
                                                          2006       $11.435      $12.876      174,427
                                                          2007       $12.876      $15.468      167,923
                                                          2008       $15.468       $8.453      150,363
--------------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT Opportunity Fund
                                                          2005       $10.000      $10.996      449,486
                                                          2006       $10.996      $12.120      420,788
                                                          2007       $12.120      $12.692      391,679
                                                          2008       $12.692       $7.467      344,261
--------------------------------------------------------------------------------------------------------
Janus Aspen International Growth--Service Shares
                                                          2008       $10.000       $7.225       81,678



* The LBL Consultant Variable Annuity I Contracts and all of the Variable Sub-Accounts shown below were first offered under the Contracts on September 9, 1998, except for the Janus Aspen Series Foreign Stock--Service Shares Sub-Account, LSA Balanced, Oppenheimer Main Street Small Cap/VA--Service Shares Sub-Account, PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)--Administrative Shares Sub-Account, PIMCO VIT Total Return--Administrative Shares Sub-Account, Premier VIT OpCap Balanced Sub-Account, Premier VIT OpCap Small Cap Sub-Account, Putnam VT International Growth and Income--Class IB Sub-Account, Van Kampen LIT Aggressive Growth, Class II Sub-Account, Van Kampen LIT Growth and Income, Class II Sub-Account which were first offered under the Contracts on May 1, 2002; the AIM V.I. Basic Value--Series I Sub- Account, Legg Mason Partners Variable Investors--Class I Sub-Account, UIF U.S. Mid Cap Value, Class I Sub-Account which were first offered under the Contracts on April 30, 2004; the Wells Fargo Advantage VT Discovery Sub-Account, Wells Fargo Advantage VT Opportunity Sub-Account which were first offered under the Contracts on April 8, 2005; and the DWS Balanced--Class A Sub-Account which was first offered under the Contracts on April 29, 2005. Accumulation unit value: unit of measure used to calculate the value or a Contract Owner's interest in a Sub-Account for any Valuation Period. An Accumulation Unit Value does not reflect deduction of certain charges under the Contract that are deducted from your Contract Value, such as the Contract Maintenance Charge.

  Effective May 1, 2004, the T. Rowe Price Mid-Cap Growth Portfolio--I is no longer available for new investments. If you are currently invested in the Variable Sub-account that invests in this Portfolio you may continue your investment. If, prior to May 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

  Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

  A brief explanation of how performance of the Sub-Accounts are calculated may be found in the Statement of Additional Information.


                               71     PROSPECTUS

APPENDIX B
--------------------------------------------------------------------------------

ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

           Purchase Payment:                $40,000.00
           ---------------------------------------------------------
           Guarantee Period:                5 Years
           ---------------------------------------------------------
           Guaranteed Interest Rate:        5% Annual Effective Rate
           ---------------------------------------------------------
           5-year Treasury Rate at Time of
           Purchase Payment:                6%
           ---------------------------------------------------------

The following examples illustrate how the Market Value Adjustment and the Withdrawal Charge may affect the values of a Contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the rate required to be used in the "Summary of Expenses." In these examples, the withdrawal occurs one year after the Issue Date. The Market Value Adjustment operates in a similar manner for transfers, except that there is no free amount for transfers. No Withdrawal Charge applies to transfers.

Assuming that the entire $40,000.00 Purchase Payment is allocated to the Guaranteed Maturity Fixed Account for the Guarantee Period specified above, at the end of the five-year Guarantee Period the Contract Value would be $51,051.26. After one year, when the withdrawals occur in these examples, the Contract Value would be $42,000.00. We have assumed that no prior partial withdrawals or transfers have occurred.

The Market Value Adjustment and the Withdrawal Charge only apply to the portion of a withdrawal that is greater than the Free Withdrawal Amount. Accordingly, the first step is to calculate the Free Withdrawal Amount.

The Free Withdrawal Amount is equal to:

   (a) the greater of:

   . earnings not previously withdrawn; or

   . 15% of your total Purchase Payments in the most recent seven years; plus

   (b) an amount equal to your total Purchase Payments made more than seven years ago, to the extent not previously withdrawn.

Here, (a) equals $6,000.00, because 15% of the total Purchase Payments in the most recent seven years ($6,000.00 = 15% X $40,000.00) is greater than the earnings not previously withdrawn ($2,000.00). (b) equals $0, because all of the Purchase Payments were made less than seven years age. Accordingly, the Free Withdrawal Amount is $6,000.00.

The formula that we use to determine the amount of the Market Value Adjustment is:

   .9 X (I - J) X N

where: I = the Treasury Rate for a maturity equal to the relevant Guarantee Period for the week preceding the beginning of the Guarantee Period;

J = the Treasury Rate for a maturity equal to the relevant Guarantee Period for the week preceding our receipt of your withdrawal request, death benefit request, transfer request, or annuity option request; and

N = the number of whole and partial years from the date we receive your request until the end of the relevant Guarantee Period.

We will base the Market Value Adjustment on the current Treasury Rate for a maturity corresponding in length to the relevant Guarantee Period. These examples also show the Withdrawal Charge (if any), which would be calculated separately from the Market Value Adjustment.

Example of a Downward Market Value Adjustment

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased one year after the Purchase Payment, such that the five-year Treasury Rate is now 6.5%. Upon a withdrawal, the market value adjustment factor would be:

   .9 X (.06 - .065) X 4 = -.0180

The Market Value Adjustment is a reduction of $648.00 from the amount withdrawn:

   $ - 648.00 = -.0180 X ($42,000.00 - $6,000.00)

A Withdrawal Charge of 7% would be assessed against the Purchase Payments withdrawn that are less than seven years old and are not eligible for free withdrawal. Under the Contract, earnings are deemed to be withdrawn before Purchase Payments. Accordingly, in this example, the amount of the Purchase Payment eligible for free withdrawal would equal the Free Withdrawal Amount less the interest credited or $4,000.00 ($6,000.00 - $2,000.00).

Therefore, the Withdrawal Charge would be:

   $2,520.00 = 7% X (40,000.00 - $4,000.00)

As a result, the net amount payable to you would be:

   $38,832.00 = $42,000.00-$648.00 - $2,520.00

                               72     PROSPECTUS

Example of an Upward Market Value Adjustment

An upward Market Value Adjustment results from a withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased one year after the Purchase Payment, such that the five-year

Treasury Rate is now 5.5%. Upon a withdrawal, the market value adjustment factor would be:

   .9 X (.06 - .055) X 4 = .0180

The Market Value Adjustment would increase the amount withdrawn by $648.00, as follows:

   $648.00 = .0180 X ($42,000.00 - $6,000.00)

As above, in this example, the amount of the Purchase Payment eligible for free withdrawal would equal the Free Withdrawal Amount less the interest credited or $4,000.00 ($6,000.00 - $2,000.00). Therefore, the Withdrawal Charge would be:

   $2,520.00 = 7% X ($40,000.00 - $4,000.00)

As a result, the net amount payable to you would be:

   $40,128.00 = $42,000.00 + $648.00 - $2,520.00

Example of a Partial Withdrawal

If you request a partial withdrawal from a Guarantee Period, we can either
(1) withdraw the specified amount of Contract Value and pay you that amount as adjusted by any applicable Market Value Adjustment or (2) pay you the amount requested, and subtract an amount from your Contract Value that equals the requested amount after application of the Market Value Adjustment and Withdrawal Charge. Unless you instruct us otherwise, when you request a partial withdrawal we will assume that you wish to receive the amount requested. We will make the necessary calculations and on your request provide you with a statement showing our calculations.

For example, if in the first example you wished to receive $20,000.00 as a partial withdrawal, the Market Value Adjustment and Withdrawal Charge would be calculated as follows:

                Let:   AW =   the total amount to be withdrawn
                                from your Contract Value
                      MVA =   Market Value Adjustment
                       WC =   Withdrawal Charge
                      AW' =   amount subject to Market Value
                                Adjustment and Withdrawal
                                Charge
                Then   AW -   $20,000.00 = WC - MVA

Since neither the Market Value Adjustment nor the Withdrawal Charge apply to the free withdrawal amount, we can solve directly for the amount subject to the Market Value Adjustment and the Withdrawal Charge (i.e., AW'), which equals AW
- $6,000.00. Then, AW = AW' + $6,000, and AW' + $6,000.00 - $20,000.00 = WC -
MVA.

                 MVA. =   - .018 X AW'
                 WC.. =   .07 X AW'
                 WC.. -   MVA = .088AW'
                 AW'. -   $14,000.00 = .088AW'
                 AW'. =   $14,000.00 / (1 - .088) = $15,350.88
                 MVA. =   - .018 X $15,350.88 = - $276.32
                 WC.. =   .07 X $15,350.88 = $1,074.56

AW = Total amount withdrawn = $15,350.88 + $6,000.00 = $21,350.88

You receive $20,000.00; the total amount subtracted from your contract is $21,350.88; the Market Value Adjustment is $276.32; and the Withdrawal Charge is $1,074.56. Your remaining Contract Value is $20,649.12.

If, however, in the same example, you wished to withdraw $20,000.00 from your Contract Value and receive the adjusted amount, the calculations would be as follows:

By definition, AW = total amount withdrawn from your Contract Value = $20,000.00

                 AW'  =   amount that MVA & WC are applied to
                      =   amount withdrawn in excess of Free
                            Amount = $20,000.00 - $6,000.00 =
                            $14,000.00
                 MVA  =   - .018 X $14,000.00 = - $252.00
                 WC   =   .07 X $14,000.00 = $980.00

You would receive $20,000.00 - $252.00 - $980.00 = $18,768.00; the total amount subtracted from your Contract Value is $20,000.00. Your remaining Contract Value would be $22,000.00.

Example of Free Withdrawal Amount

Assume that in the foregoing example, after four years $8,620.25 in interest had been credited and that the Contract Value in the Fixed Account equaled $48,620.25. In this example, if no prior withdrawals have been made, you could withdraw up to $8,620.25 without incurring a Market Value Adjustment or a Withdrawal Charge. The Free Withdrawal Amount would be $8,620.25, because the interest credited ($8,620.25) is greater than 15% of the Total Purchase Payments in the most recent seven years ($40,000.00 X .15 = $6,000.00).

                               73     PROSPECTUS

LBL3055-7

[LOGO]

                      STATEMENT OF ADDITIONAL INFORMATION
               CONSULTANT I FLEXIBLE PREMIUM INDIVIDUAL DEFERRED
                          VARIABLE ANNUITY CONTRACTS
                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                    DEPOSITOR: LINCOLN BENEFIT LIFE COMPANY

This Statement of Additional Information is not a prospectus. You should also read the prospectus relating to the annuity contracts described above. You may obtain a copy of the prospectus without charge by calling us at 1-800-457-7617 or writing to us at the following address:

                         Lincoln Benefit Life Company
                                P.O. Box 758565
                           Topeka, Kansas 66675-8565
             The date of this Statement of Additional Information

                and of the related Prospectus is: May 1, 2009.


                               TABLE OF CONTENTS


                                                                   PAGE
                                                                   ----
        The Contract..............................................  1
           Annuity Payments.......................................  1
           Initial Monthly Annuity Payment........................  2
           Subsequent Monthly Payments............................  2
           Transfers After Annuity Date...........................  3
           Annuity Unit Value.....................................  3
           Illustrative Example of Annuity Unit Value Calculation.  4
           Illustrative Example of Variable Annuity Payments......  4
        Experts...................................................  5
        Financial Statements......................................  5


                                 THE CONTRACT

ANNUITY PAYMENTS

The amount of your annuity payments will depend on the following factors:

   (a) the amount of your Contract Value on the Valuation Date next preceding the Annuity Date, minus any applicable premium tax charge and adjusted by any applicable Market Value Adjustment;

   (b) the Payment Option you have selected;

   (c) the payment frequency you have selected;

   (d) the age and, in some cases, the sex of the Annuitant and any Joint Annuitant; and

   (e) for Variable Annuity Payments only, the investment performance after the Annuity Date of the Subaccounts you have selected.

INITIAL MONTHLY ANNUITY PAYMENT

For both Fixed and Variable Annuity payments, we determine the amount of your initial annuity payment as follows. First, we subtract any applicable premium tax charge from your Contract Value on the Valuation Date next preceding the Annuity Date. We will also increase or decrease your Fixed Account balance by any applicable Market Value Adjustment. Next, we apply that amount to the Payment Option you have selected. For Fixed Annuity payments, we will use either the Payment Option Tables in the Contract or our annuity tables in effect for single premium immediate annuities at the time of the calculation, whichever table is more favorable to the payee. For Variable Annuity payments, we will use the Payment Options tables in the Contract (which reflect the assumed investment rate of 3.5% which is used in calculating subsequent Variable Annuity payments, as described below). The tables show the amount of the periodic payment a payee could receive based on $1,000 of Contract Value. To determine the initial payment amount, we divide your Contract Value, adjusted as described above, by $1,000 and multiply the result by the relevant annuity factor for the Annuitant's age and sex (if we are permitted to consider that factor) and the frequency of the payments you have selected.

In some states and under certain Qualified Plans and other employer-sponsored employee benefit plans, we are not permitted to take the Annuitant's sex into consideration in determining the amount of periodic annuity payments. In those states, we use the same annuity table for men and women.

SUBSEQUENT MONTHLY PAYMENTS

For a Fixed Annuity, the amount of the second and each subsequent monthly annuity payment is usually the same as the first monthly payment. However, after the Annuity Date you will have a limited ability to increase your Fixed Annuity payments by making transfers from the Subaccounts, as described in "Transferred after the Annuity Date" on this page. After each such transfer, however, your subsequent annuity payments will remain at the new level until and unless you make an additional transfer to your Fixed Annuity payments.

For a Variable Annuity, the amount of the second and each subsequent monthly payment will vary depending on the investment performance of the Subaccounts to which you allocated your Contract Value. We calculate separately the portion of the monthly annuity payment attributable to each Subaccount you have selected as follows. When we calculate your initial annuity payment, we also will determine the number of Annuity Units in each Subaccount to allocate to your Contract for the remainder of the Annuity Period. For each Subaccount, we divide the portion of the initial annuity payment attributable to that Subaccount by the Annuity Unit Value for that Subaccount on the Valuation Date next preceding the Annuity Date. The number of Annuity Units so determined for your Contract is fixed for the duration of the Annuity Period unless the Contract Owner makes a transfer. We will determine the amount of each subsequent monthly payment attributable to each Subaccount by multiplying the number of Annuity Units allocated to your Contract by the Annuity Unit Value for that Subaccount as of the Valuation Period next preceding the date on which the annuity payment is due. Since the number of Annuity Units is fixed, the amount of each subsequent Variable Annuity payment will reflect the investment performance of the Subaccounts elected by you.

TRANSFERS AFTER THE ANNUITY DATE

The Contract provides that during the Annuity Period, you may make transfers among the Subaccounts or increase the proportion of your annuity payments consisting of Fixed Annuity payments. We will effect a transfer among the Subaccounts at their Annuity Unit Value next determined after we receive your instructions. After the transfer, your subsequent Variable Annuity payments will be based on your new Annuity Unit balances. If you wish to transfer value from the Subaccounts to increase your Fixed Annuity payments, we will determine the amount of your additional Fixed Annuity payments as follows. First, we will determine the Annuitized Value represented by the Annuity Units that you wish to apply to a Fixed Annuity payment. Then, we will apply that amount to the appropriate factor for the Payment Option you have selected, using either the Payment Option Tables in the Contract or our annuity tables for single premium immediate annuities at the time of the calculation, whichever table is more favorable to the payee.

ANNUITY UNIT VALUE

We determine the value of an Annuity Unit independently for each Subaccount. Initially, the Annuity Unit Value for each Subaccount was set at $10.000.

The Annuity Unit Value for each Subaccount will vary depending on how much the actual net investment return of the Subaccount differs from the assumed investment rate that was used to prepare the annuity tables in the Contract. Those annuity tables are based on a 3.5% per year assumed investment rate. If the actual net investment rate of a Subaccount exceeds 3.5%, the Annuity Unit Value will increase and Variable Annuity payments derived from allocations to that Subaccount will increase over time. Conversely, if the actual rate is less than 3.5%, the Annuity Unit Value will decrease and the Variable Annuity payments will decrease over time. If the net investment rate equals 3.5%, the Annuity Unit Value will stay the same, as will the Variable Annuity payments. If we had used a higher assumed investment rate, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity payments to increase (or not to decrease).

For each Subaccount, we determine the Annuity Unit Value for any Valuation Period by multiplying the Annuity Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the current Valuation Period. The result is then divided by a second factor which offsets the effect of the assumed net investment rate of 3.5% per year.

The Net Investment Factor measures the net investment performance of a Subaccount from one Valuation Date to the next. The Net Investment Factor may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

To determine the Net Investment Factor for a Subaccount for a Valuation Period, we divide (a) by (b), and then subtract (c) from the result, where:

(a)is the total of:

    (1)the net asset value of a Portfolio share held in the Subaccount determined as of the Valuation Date at the end of the Valuation Period; plus

    (2)the per share amount of any dividend or other distribution declared by the Portfolio for which the "ex-dividend" date occurs during the Valuation Period; plus or minus

    (3)a per share credit or charge for any taxes which we paid or for which we reserved during the Valuation Period and which we determine to be attributable to the operation of the Subaccount. As described in the prospectus, currently we do not pay or reserve for federal income taxes;

(b)is the net asset value of the Portfolio share determined as of the Valuation Date at the end of the preceding Valuation Period; and

(c)is the mortality and expense risk charge and the administrative expense risk charge.

ILLUSTRATIVE EXAMPLE OF ANNUITY UNIT VALUE CALCULATION

Assume that one share of a given Subaccount's underlying Portfolio had a net asset value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on a Tuesday; that its net asset value had been $11.44 at the close of the NYSE on Monday, the day before; and that no dividends or other distributions on that share had been made during the intervening Valuation Period. The Net Investment Factor for the Valuation Period ending on Tuesday's close of the NYSE is calculated as follows:

   Net Investment Factor = ($11.46/$11.44) - 0.0000340 = 1.0017142

The amount subtracted from the ratio of the two net asset values (0.0000340) is the daily equivalent of the annual asset-based expense charges against the Subaccount of 1.25%.

In the example given above, if the Annuity Unit value for the Subaccount was $101.03523 on Monday, the Annuity Unit Value on Tuesday would have been:

                      $101.03523 X 1.0017142  = $101.19888
                      ------------------------
                            1.0000943

ILLUSTRATIVE EXAMPLE OF VARIABLE ANNUITY PAYMENTS

Assume that a male Contract owner, P, owns a Contract in connection with which P has allocated all of his Contract Value to a single Subaccount. P is also the sole Annuitant. At age 60, P chooses to annuitize his Contract under Option B, Life and 10 Years Certain. As of the last Valuation Date preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655. Accordingly, P's Account Value at that Date is equal to 7543.2456 X $15.432655 = $116,412.31. There are no premium tax charges payable upon annuitization. Assume also that the Annuity Unit Value for the Subaccount at that same Date is $132.56932, and that the Annuity Unit Value on the Valuation Date immediately prior to the second annuity payment date is $133.27695.

P's first Variable Annuity payment is determined from the annuity rate tables in P's Contract, using the information assumed above. The tables supply monthly annuity payments for each $1,000 of applied Contract Value. Accordingly, P's first Variable Annuity payment is determined by multiplying the monthly installment of $5.44 by the result of dividing P's Account Value by $1,000:

   First Payment = $5.44 X ($116,412.31/$1,000) = $633.28

The number of P's Annuity Units is also determined at this time. It is equal to the amount of the first Variable Annuity payment divided by the value of an Annuity Unit at the Valuation Date immediately prior to annuitization:

   Annuity Units = $633.28 / $132.56932 = 4.77697

P's second Variable Annuity payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the Valuation Date immediately prior to the second payment due date:

   Second Payment = 4.77697 X $133.27695 = $636.66

P's third and subsequent Variable Annuity payments are computed in the same manner.

The amount of the first Variable Annuity payment depends on the Contract Value in the relevant Subaccount on the Annuity Date. Thus, it reflects the investment performance of the Subaccount net of fees and charges during the Accumulation Period. The amount of the first Variable Annuity payment determines the number of Annuity Units allocated to P's Contract for the Annuity Period. That number will remain constant throughout the Annuity Period, unless the Contract Owner makes a transfer. The amount of the second and subsequent Variable Annuity payments depends on changes in the Annuity Unit Value, which will continuously reflect changes in the net investment performance of the Subaccount during the Annuity Period.

EXPERTS

The financial statements included in this Statement of Additional Information and the related financial statement schedules have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.


FINANCIAL STATEMENTS

The following financial statements (and accompanying Reports of Independent Registered Public Accounting Firm) appear in the pages that follow:

   . Financial statements of Lincoln Benefit Life Company as of December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008 and related financial statement schedules, and

   . The financial statements of the Sub-Accounts comprising Lincoln Benefit Life Variable Annuity Account as of December 31, 2008 and for each of the periods in the two years then ended.

The financial statements and schedules of Lincoln Benefit Life Company included herein should be considered only as bearing upon the ability of Lincoln Benefit Life Company to meet its obligations under the Contracts.

                            ACCUMULATION UNIT VALUES

The name of the following Sub-Accounts changed since December 31, 2008. The name shown in the tables of Accumulation Units correspond to the name of the Sub-Accounts as of December 31, 2007:



Sub-Account Name as of December 31, 2008 (as appears
in the following tables of Accumulation Unit Values)    Sub-Account Name as of May 1, 2009
-----------------------------------------------------   ----------------------------------------------------
Janus Aspen Series International Growth Portfolio -     Janus Aspen Series Overseas Portfolio - Service
Service Shares                                          Shares
Janus Aspen Series Large Cap Growth Portfolio -         Janus Aspen Series Janus Portfolio - Institutional
Institutional Shares                                    Shares
Janus Aspen Series Mid Cap Growth Portfolio -           Janus Aspen Series Janus Enterprise Portfolio -
Institutional Shares                                    Institutional Shares
Janus Aspen Series Worldwide Growth Portfolio -         Janus Aspen Series Worldwide Portfolio -
Institutional Shares                                    Institutional Shares
Premier VIT OpCap Small Cap Portfolio - Initial Class   Premier VIT NACM Small Cap Portfolio - Initial Class



On April 24, 2009, the Premier VIT OpCap Balanced Portfolio liquidated and the Sub-Account is no longer available for investment. However, accumulation unit values for the Sub-Account are included in the tables below because the Sub-Account was available as of December 31, 2008.

On April 30, 2009, the Ridgeworth Classic Large Cap Growth Stock Fund and the Ridgeworth Classic Large Cap Value Equity Fund liquidated and the Sub-Accounts are no longer available for investment. However, accumulation unit values for the Sub-Accounts are included in the tables below because the Sub-Accounts were available as of December 31, 2008.

                     LBL CONSULTANT I VARIABLE ANNUITY--SAI

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

                      Basic Policy plus Death Benefit Rider

                           Mortality & Expense = 1.35



                                                                                                                      Number of
                                                                                           Accumulation Accumulation    Units
                                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                                 Ending    at Beginning    at End     at End of
Sub Accounts                                                                   December 31   of Period    of Period     Period
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value Fund--Series I
                                                                                  2004        $10.000      $10.806      105,095
                                                                                  2005        $10.806      $11.263       90,403
                                                                                  2006        $11.263      $12.567       82,864
                                                                                  2007        $12.567      $12.576       68,073
                                                                                  2008        $12.576       $5.978       61,339
--------------------------------------------------------------------------------------------------------------------------------
Alger American LargeCap Growth Portfolio--Class O
                                                                                  1999        $11.920      $15.710      231,260
                                                                                  2000        $15.710      $13.190      392,729
                                                                                  2001        $13.190      $11.470      426,132
                                                                                  2002        $11.470       $7.573      369,719
                                                                                  2003         $7.573      $10.089      352,827
                                                                                  2004        $10.089      $10.490      311,988
                                                                                  2005        $10.490      $11.584      260,355
                                                                                  2006        $11.584      $12.005      184,866
                                                                                  2007        $12.005      $14.192      137,671
                                                                                  2008        $14.192       $7.531      113,695
--------------------------------------------------------------------------------------------------------------------------------
Alger American Income & Growth Portfolio--Class O
                                                                                  1999        $11.490      $16.130      248,187
                                                                                  2000        $16.130      $15.690      455,124
                                                                                  2001        $15.690      $13.250      579,045
                                                                                  2002        $13.250       $8.999      590,474
                                                                                  2003         $8.999      $11.516      538,098
                                                                                  2004        $11.516      $12.241      425,601
                                                                                  2005        $12.241      $12.480      358,612
                                                                                  2006        $12.480      $13.446      265,392
                                                                                  2007        $13.446      $14.594      205,846
                                                                                  2008        $14.594       $8.707      121,197

                     LBL CONSULTANT I VARIABLE ANNUITY--SAI

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

                      Basic Policy plus Death Benefit Rider

                           Mortality & Expense = 1.35



                                                                                                                      Number of
                                                                                           Accumulation Accumulation    Units
                                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                                 Ending    at Beginning    at End     at End of
Sub Accounts                                                                   December 31   of Period    of Period     Period
--------------------------------------------------------------------------------------------------------------------------------
Alger American Capital Appreciation Portfolio--Class O
                                                                                  1999        $12.800      $22.460       97,191
                                                                                  2000        $22.460      $16.640      218,773
                                                                                  2001        $16.640      $13.790      220,051
                                                                                  2002        $13.790       $8.982      207,042
                                                                                  2003         $8.982      $11.927      184,952
                                                                                  2004        $11.927      $12.717      167,237
                                                                                  2005        $12.717      $14.346      149,408
                                                                                  2006        $14.346      $16.864      131,941
                                                                                  2007        $16.864      $22.193      120,985
                                                                                  2008        $22.193      $12.000       93,105
--------------------------------------------------------------------------------------------------------------------------------
Alger American MidCap Growth Portfolio--Class O
                                                                                  1999        $11.590      $15.060       39,695
                                                                                  2000        $15.060      $16.200      210,363
                                                                                  2001        $16.200      $19.930      247,339
                                                                                  2002        $19.930      $10.366      222,668
                                                                                  2003        $10.366      $15.100      261,593
                                                                                  2004        $15.100      $16.824      253,128
                                                                                  2005        $16.824      $18.212      299,207
                                                                                  2006        $18.212      $19.771      207,085
                                                                                  2007        $19.771      $25.634      178,432
                                                                                  2008        $25.634      $10.521      128,208
--------------------------------------------------------------------------------------------------------------------------------
Alger American SmallCap Growth--Class O
                                                                                  1999        $11.300      $15.980       33,114
                                                                                  2000        $15.980      $11.460       71,824
                                                                                  2001        $11.460       $7.960      120,316
                                                                                  2002         $7.960       $5.791      178,044
                                                                                  2003         $5.791       $8.124      192,091
                                                                                  2004         $8.124       $9.334      311,336
                                                                                  2005         $9.334      $10.753      234,525
                                                                                  2006        $10.753      $12.721      117,811
                                                                                  2007        $12.721      $14.698      318,444
                                                                                  2008        $14.698       $7.735      309,895
--------------------------------------------------------------------------------------------------------------------------------
DWS Balanced VIP--Class A
                                                                                  2005        $10.000      $10.587      207,687
                                                                                  2006        $10.587      $11.504      178,033
                                                                                  2007        $11.504      $11.887      145,992
                                                                                  2008        $11.887       $8.513       95,059
--------------------------------------------------------------------------------------------------------------------------------
DWS Bond VIP--Class A
                                                                                  1999        $10.180       $9.940       27,938
                                                                                  2000         $9.940      $10.830       72,535
                                                                                  2001        $10.830      $11.290      198,874
                                                                                  2002        $11.290      $11.976      231,418
                                                                                  2003        $11.976      $12.401      212,847
                                                                                  2004        $12.401      $12.880      192,033
                                                                                  2005        $12.880      $13.026      178,999
                                                                                  2006        $13.026      $13.444      160,858
                                                                                  2007        $13.444      $13.803      135,792
                                                                                  2008        $13.803      $11.323       94,062

                     LBL CONSULTANT I VARIABLE ANNUITY--SAI

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

                      Basic Policy plus Death Benefit Rider

                           Mortality & Expense = 1.35



                                                                                                                      Number of
                                                                                           Accumulation Accumulation    Units
                                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                                 Ending    at Beginning    at End     at End of
Sub Accounts                                                                   December 31   of Period    of Period     Period
--------------------------------------------------------------------------------------------------------------------------------
DWS Global Opportunities VIP--Class A
                                                                                  1999        $10.760      $17.600       10,302
                                                                                  2000        $17.600      $16.430       29,460
                                                                                  2001        $16.430      $12.210       53,405
                                                                                  2002        $12.210       $9.639       43,427
                                                                                  2003         $9.639      $14.164       64,362
                                                                                  2004        $14.164      $17.220       71,497
                                                                                  2005        $17.220      $20.059       75,988
                                                                                  2006        $20.059      $24.136       79,794
                                                                                  2007        $24.136      $26.007       77,932
                                                                                  2008        $26.007      $12.825       56,858
--------------------------------------------------------------------------------------------------------------------------------
DWS Growth & Income VIP--Class A
                                                                                  1999        $10.510      $10.990       37,864
                                                                                  2000        $10.990      $10.610       72,202
                                                                                  2001        $10.610       $9.270       72,414
                                                                                  2002         $9.270       $7.025       78,772
                                                                                  2003         $7.025       $8.776       84,611
                                                                                  2004         $8.776       $9.528       80,031
                                                                                  2005         $9.528       $9.961       72,967
                                                                                  2006         $9.961      $11.156       51,757
                                                                                  2007        $11.156      $11.144       46,646
                                                                                  2008        $11.144       $6.776       40,130
--------------------------------------------------------------------------------------------------------------------------------
DWS International VIP--Class A
                                                                                  1999        $10.370      $15.800       21,515
                                                                                  2000        $15.800      $12.190       42,270
                                                                                  2001        $12.190       $8.310       42,578
                                                                                  2002         $8.310       $6.684       58,038
                                                                                  2003         $6.684       $8.416       60,739
                                                                                  2004         $8.416       $9.666       60,597
                                                                                  2005         $9.666      $11.068       51,493
                                                                                  2006        $11.068      $13.735       72,779
                                                                                  2007        $13.735      $15.511       59,656
                                                                                  2008        $15.511       $7.917       32,802
--------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II
                                                                                  1999         $9.840       $9.920       64,354
                                                                                  2000         $9.920       $8.900       83,036
                                                                                  2001         $8.900       $8.890      174,251
                                                                                  2002         $8.890       $8.881      167,054
                                                                                  2003         $8.881      $10.698      281,700
                                                                                  2004        $10.698      $11.647      312,748
                                                                                  2005        $11.647      $11.785      277,207
                                                                                  2006        $11.785      $12.871      267,190
                                                                                  2007        $12.871      $13.119      197,260
                                                                                  2008        $13.119       $9.569      158,685
--------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II
                                                                                  1999        $10.260      $10.050       90,255
                                                                                  2000        $10.050      $10.990       94,501
                                                                                  2001        $10.990      $11.600      328,232
                                                                                  2002        $11.600      $12.463      721,957
                                                                                  2003        $12.463      $12.574      545,703
                                                                                  2004        $12.574      $12.840      486,928
                                                                                  2005        $12.840      $12.913      413,083
                                                                                  2006        $12.913      $13.254      307,757
                                                                                  2007        $13.254      $13.883      305,195
                                                                                  2008        $13.883      $14.269      272,985

                     LBL CONSULTANT I VARIABLE ANNUITY--SAI

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

                      Basic Policy plus Death Benefit Rider

                           Mortality & Expense = 1.35



                                                                                                                      Number of
                                                                                           Accumulation Accumulation    Units
                                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                                 Ending    at Beginning    at End     at End of
Sub Accounts                                                                   December 31   of Period    of Period     Period
--------------------------------------------------------------------------------------------------------------------------------
Federated Capital Income Fund II
                                                                                  1999        $11.130      $11.150      149,567
                                                                                  2000        $11.150      $10.010      206,040
                                                                                  2001        $10.010       $8.510      222,626
                                                                                  2002         $8.510       $6.379      198,273
                                                                                  2003         $6.379       $7.586      165,477
                                                                                  2004         $7.586       $8.219      131,886
                                                                                  2005         $8.219       $8.610      106,523
                                                                                  2006         $8.610       $9.814       88,379
                                                                                  2007         $9.814      $10.063       79,360
                                                                                  2008        $10.063       $7.896       54,060
--------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager Portfolio--Initial Class
                                                                                  1999        $10.800      $11.820       66,166
                                                                                  2000        $11.820      $11.190      125,550
                                                                                  2001        $11.190      $10.580      130,300
                                                                                  2002        $10.580       $9.518      131,396
                                                                                  2003         $9.518      $11.067      127,905
                                                                                  2004        $11.067      $11.504      135,064
                                                                                  2005        $11.504      $11.798      127,362
                                                                                  2006        $11.798      $12.479       99,771
                                                                                  2007        $12.479      $14.205       82,349
                                                                                  2008        $14.205       $9.980       70,305
--------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund Portfolio--Initial Class
                                                                                  1999        $11.450      $14.020      262,116
                                                                                  2000        $14.020      $12.910      536,494
                                                                                  2001        $12.910      $11.160      609,613
                                                                                  2002        $11.160       $9.972      654,730
                                                                                  2003         $9.972      $12.626      761,503
                                                                                  2004        $12.626      $14.370      795,462
                                                                                  2005        $14.370      $16.563      927,577
                                                                                  2006        $16.563      $18.238      712,579
                                                                                  2007        $18.238      $21.136      575,079
                                                                                  2008        $21.136      $11.975      445,269
--------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio--Initial Class
                                                                                  1999        $10.820      $11.340      375,346
                                                                                  2000        $11.340      $12.120      528,647
                                                                                  2001        $12.120      $11.350      699,174
                                                                                  2002        $11.350       $9.293      667,345
                                                                                  2003         $9.293      $11.938      634,962
                                                                                  2004        $11.938      $13.123      642,647
                                                                                  2005        $13.123      $13.693      573,244
                                                                                  2006        $13.693      $16.222      451,230
                                                                                  2007        $16.222      $16.232      357,268
                                                                                  2008        $16.232       $9.174      258,569

                     LBL CONSULTANT I VARIABLE ANNUITY--SAI

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

                      Basic Policy plus Death Benefit Rider

                           Mortality & Expense = 1.35



                                                                                                                      Number of
                                                                                           Accumulation Accumulation    Units
                                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                                 Ending    at Beginning    at End     at End of
Sub Accounts                                                                   December 31   of Period    of Period     Period
--------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio--Initial Class
                                                                                  1999        $11.620      $15.730      208,899
                                                                                  2000        $15.730      $13.810      440,239
                                                                                  2001        $13.810      $11.200      573,703
                                                                                  2002        $11.200       $7.718      501,312
                                                                                  2003         $7.718      $10.106      486,055
                                                                                  2004        $10.106      $10.297      475,294
                                                                                  2005        $10.297      $10.738      399,645
                                                                                  2006        $10.738      $11.309      348,620
                                                                                  2007        $11.309      $14.150      297,256
                                                                                  2008        $14.150       $7.368      232,724
--------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Index 500 Portfolio--Initial Class
                                                                                  1999        $11.350      $13.490      686,148
                                                                                  2000        $13.490      $12.050    1,185,590
                                                                                  2001        $12.050      $10.440    1,324,584
                                                                                  2002        $10.440       $8.002    1,227,528
                                                                                  2003         $8.002      $10.128    1,247,222
                                                                                  2004        $10.128      $11.042    1,204,079
                                                                                  2005        $11.042      $11.408    1,122,061
                                                                                  2006        $11.408      $13.013      775,934
                                                                                  2007        $13.013      $13.522      652,282
                                                                                  2008        $13.522       $8.396      457,591
--------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Money Market Portfolio--Initial Class
                                                                                  1999        $10.140      $10.510      435,122
                                                                                  2000        $10.510      $11.010      503,912
                                                                                  2001        $11.010      $11.310      713,649
                                                                                  2002        $11.310      $11.336      835,286
                                                                                  2003        $11.336      $11.284      669,921
                                                                                  2004        $11.284      $11.256      627,640
                                                                                  2005        $11.256      $11.432      675,260
                                                                                  2006        $11.432      $11.818      777,215
                                                                                  2007        $11.818      $12.255      735,653
                                                                                  2008        $12.255      $12.444      899,004
--------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio--Initial Class
                                                                                  1999        $10.490      $14.750       17,998
                                                                                  2000        $14.750      $11.760       65,348
                                                                                  2001        $11.760       $9.130       48,863
                                                                                  2002         $9.130       $7.177       58,369
                                                                                  2003         $7.177      $10.141      117,299
                                                                                  2004        $10.141      $11.358      133,210
                                                                                  2005        $11.358      $13.328      146,833
                                                                                  2006        $13.328      $15.511      149,461
                                                                                  2007        $15.511      $17.933      125,346
                                                                                  2008        $17.933       $9.932      108,164

                     LBL CONSULTANT I VARIABLE ANNUITY--SAI

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

                      Basic Policy plus Death Benefit Rider

                           Mortality & Expense = 1.35



                                                                                                                      Number of
                                                                                           Accumulation Accumulation    Units
                                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                                 Ending    at Beginning    at End     at End of
Sub Accounts                                                                   December 31   of Period    of Period     Period
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Mid Cap Growth Portfolio--Institutional Shares
                                                                                  1999        $12.260      $27.240      105,275
                                                                                  2000        $27.240      $18.310      348,193
                                                                                  2001        $18.310      $10.920      327,949
                                                                                  2002        $10.920       $7.758      298,122
                                                                                  2003         $7.758      $10.331      276,454
                                                                                  2004        $10.331      $12.295      397,665
                                                                                  2005        $12.295      $13.610      212,827
                                                                                  2006        $13.610      $15.240      178,520
                                                                                  2007        $15.240      $18.330      338,831
                                                                                  2008        $18.330      $10.167      320,575
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Balanced Portfolio--Institutional Shares
                                                                                  1999        $11.680      $14.590      421,211
                                                                                  2000        $14.590      $14.050      880,707
                                                                                  2001        $14.050      $13.200    1,073,528
                                                                                  2002        $13.200      $12.173    1,073,713
                                                                                  2003        $12.173      $13.684      904,975
                                                                                  2004        $13.684      $14.637      813,548
                                                                                  2005        $14.637      $15.574      672,165
                                                                                  2006        $15.574      $16.996      556,100
                                                                                  2007        $16.996      $18.514      437,002
                                                                                  2008        $18.514      $15.358      320,902
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Flexible Bond Portfolio--Institutional Shares
                                                                                  1999        $10.240      $10.260       50,882
                                                                                  2000        $10.260      $10.740       95,620
                                                                                  2001        $10.740      $11.410      201,415
                                                                                  2002        $11.410      $12.422      364,612
                                                                                  2003        $12.422      $13.026      372,832
                                                                                  2004        $13.026      $13.347      319,960
                                                                                  2005        $13.347      $13.419      280,904
                                                                                  2006        $13.419      $13.784      207,568
                                                                                  2007        $13.784      $14.541      215,616
                                                                                  2008        $14.541      $15.195      164,453
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Large Cap Growth Portfolio--Institutional Shares
                                                                                  1999        $11.850      $16.810      338,171
                                                                                  2000        $16.810      $14.160      824,297
                                                                                  2001        $14.160      $10.500      831,836
                                                                                  2002        $10.500       $7.608      709,678
                                                                                  2003         $7.608       $9.877      621,129
                                                                                  2004         $9.877      $10.175      528,557
                                                                                  2005        $10.175      $10.459      429,458
                                                                                  2006        $10.459      $11.482      309,264
                                                                                  2007        $11.482      $13.023      238,000
                                                                                  2008        $13.023       $7.737      224,941
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Foreign Stock Portfolio--Service Shares
                                                                                  2002        $10.000       $7.752       10,436
                                                                                  2003         $7.750      $10.191       18,409
                                                                                  2004        $10.190      $11.875       38,184
                                                                                  2005        $11.875      $12.435       31,133
                                                                                  2006        $12.435      $14.469       24,986
                                                                                  2007        $14.469      $16.863       30,523
                                                                                  2008        $16.863      $15.866            0

                     LBL CONSULTANT I VARIABLE ANNUITY--SAI

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

                      Basic Policy plus Death Benefit Rider

                           Mortality & Expense = 1.35



                                                                                                                      Number of
                                                                                           Accumulation Accumulation    Units
                                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                                 Ending    at Beginning    at End     at End of
Sub Accounts                                                                   December 31   of Period    of Period     Period
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Worldwide Growth Portfolio--Institutional Shares
                                                                                  1999        $10.680      $17.300      411,137
                                                                                  2000        $17.300      $14.380      825,885
                                                                                  2001        $14.380      $10.990      882,326
                                                                                  2002        $10.990       $8.072      778,175
                                                                                  2003         $8.070       $9.864      632,423
                                                                                  2004         $9.860      $10.187      540,179
                                                                                  2005        $10.187      $10.630      448,723
                                                                                  2006        $10.630      $12.385      282,234
                                                                                  2007        $12.385      $13.380      210,257
                                                                                  2008        $13.380       $7.298      177,779
--------------------------------------------------------------------------------------------------------------------------------
Legg Mason Partners Variable Investors Portfolio--Class I
                                                                                  2004        $10.000      $10.939       16,313
                                                                                  2005        $10.939      $11.487       15,313
                                                                                  2006        $11.487      $13.389       17,952
                                                                                  2007        $13.389      $13.710       10,580
                                                                                  2008        $13.710       $8.699        9,633
--------------------------------------------------------------------------------------------------------------------------------
LSA Balanced
                                                                                  2002        $10.000       $8.666        1,504
                                                                                  2003         $8.670      $11.037       46,534
                                                                                  2004        $11.037      $11.163            0
--------------------------------------------------------------------------------------------------------------------------------
MFS Growth--Initial Class
                                                                                  1999        $11.740      $20.450       30,880
                                                                                  2000        $20.450      $16.200       95,426
                                                                                  2001        $16.200      $10.620      119,939
                                                                                  2002        $10.620       $6.933      101,782
                                                                                  2003         $6.930       $8.899       99,508
                                                                                  2004         $8.899       $9.908       77,890
                                                                                  2005         $9.908      $10.663       76,604
                                                                                  2006        $10.663      $11.339       61,810
                                                                                  2007        $11.339      $13.541       55,900
                                                                                  2008        $13.541       $8.352       52,572
--------------------------------------------------------------------------------------------------------------------------------
MFS Investors Trust Series--Initial Class
                                                                                  1999        $11.190      $11.760      111,594
                                                                                  2000        $11.760      $11.580      186,023
                                                                                  2001        $11.580       $9.590      212,902
                                                                                  2002         $9.590       $7.471      214,241
                                                                                  2003         $7.470       $8.994      191,488
                                                                                  2004         $8.994       $9.871      166,320
                                                                                  2005         $9.871      $10.441      150,121
                                                                                  2006        $10.441      $11.628       80,157
                                                                                  2007        $11.628      $12.641       62,577
                                                                                  2008        $12.641       $8.337       58,230

                     LBL CONSULTANT I VARIABLE ANNUITY--SAI

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

                      Basic Policy plus Death Benefit Rider

                           Mortality & Expense = 1.35



                                                                                                                      Number of
                                                                                           Accumulation Accumulation    Units
                                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                                 Ending    at Beginning    at End     at End of
Sub Accounts                                                                   December 31   of Period    of Period     Period
--------------------------------------------------------------------------------------------------------------------------------
MFS New Discovery Series--Initial Class
                                                                                  1999        $11.340      $19.390       21,614
                                                                                  2000        $19.390      $18.730       92,514
                                                                                  2001        $18.730      $17.530      102,691
                                                                                  2002        $17.530      $11.814      134,660
                                                                                  2003        $11.810      $15.570      142,686
                                                                                  2004        $15.570      $16.346      104,037
                                                                                  2005        $16.346      $16.957       83,431
                                                                                  2006        $16.957      $18.922       68,138
                                                                                  2007        $18.922      $19.117       58,911
                                                                                  2008        $19.117      $11.431       52,285
--------------------------------------------------------------------------------------------------------------------------------
MFS Research Series--Initial Class
                                                                                  1999        $11.070      $13.530       39,021
                                                                                  2000        $13.530      $12.690       88,470
                                                                                  2001        $12.690       $9.850      161,595
                                                                                  2002         $9.850       $7.325      154,173
                                                                                  2003         $7.330       $9.003      141,365
                                                                                  2004         $9.003      $10.280      104,339
                                                                                  2005        $10.280      $10.923       89,332
                                                                                  2006        $10.923      $11.894       76,384
                                                                                  2007        $11.894      $13.270       69,083
                                                                                  2008        $13.270       $8.359       58,800
--------------------------------------------------------------------------------------------------------------------------------
MFS Total Return Series--Initial Class
                                                                                  1999        $10.600      $10.770       43,038
                                                                                  2000        $10.770      $12.320       99,543
                                                                                  2001        $12.320      $12.170      366,464
                                                                                  2002        $12.170      $11.373      351,276
                                                                                  2003        $11.370      $13.039      431,129
                                                                                  2004        $13.039      $14.307      484,074
                                                                                  2005        $14.307      $14.499      531,136
                                                                                  2006        $14.499      $15.990      473,331
                                                                                  2007        $15.990      $16.423      389,873
                                                                                  2008        $16.423      $12.604      304,727
--------------------------------------------------------------------------------------------------------------------------------
Premier VIT OpCap Balanced Portfolio
                                                                                  2004        $10.000      $10.798       59,439
                                                                                  2005        $10.798      $10.934       50,470
                                                                                  2006        $10.934      $11.941       39,805
                                                                                  2007        $11.941      $11.246       27,391
                                                                                  2008        $11.246       $7.628       28,256
--------------------------------------------------------------------------------------------------------------------------------
Premier VIT OpCap Small Cap Portfolio
                                                                                  2002        $10.000       $7.190       28,026
                                                                                  2003         $7.190      $10.110       78,738
                                                                                  2004        $10.110      $11.746      101,370
                                                                                  2005        $11.746      $11.584       81,514
                                                                                  2006        $11.584      $14.167       69,811
                                                                                  2007        $14.167      $14.043       57,503
                                                                                  2008        $14.043       $8.078       51,349

                     LBL CONSULTANT I VARIABLE ANNUITY--SAI

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

                      Basic Policy plus Death Benefit Rider

                           Mortality & Expense = 1.35



                                                                                                                      Number of
                                                                                           Accumulation Accumulation    Units
                                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                                 Ending    at Beginning    at End     at End of
Sub Accounts                                                                   December 31   of Period    of Period     Period
--------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund/VA--Service Shares
                                                                                  2002        $10.000       $7.837       42,259
                                                                                  2003         $7.837      $11.141       81,748
                                                                                  2004        $11.141      $13.087      106,022
                                                                                  2005        $13.087      $14.152      156,180
                                                                                  2006        $14.152      $15.994      344,991
                                                                                  2007        $15.994      $15.543       73,975
                                                                                  2008        $15.543       $9.497       59,993
--------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)--Administrative Shares
                                                                                  2002        $10.000      $10.551       18,833
                                                                                  2003        $10.551      $10.633       48,475
                                                                                  2004        $10.633      $11.063       64,555
                                                                                  2005        $11.063      $11.466       71,226
                                                                                  2006        $11.466      $11.549       53,477
                                                                                  2007        $11.549      $11.795       42,730
                                                                                  2008        $11.795      $11.348       45,962
--------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio--Administrative Shares
                                                                                  2002        $10.000      $10.543      262,044
                                                                                  2003        $10.543      $10.915      477,147
                                                                                  2004        $10.915      $11.283      496,866
                                                                                  2005        $11.283      $11.392      437,361
                                                                                  2006        $11.392      $11.662      379,913
                                                                                  2007        $11.662      $12.500      311,272
                                                                                  2008        $12.500      $12.914      353,676
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund--Class IB
                                                                                  2002        $10.000       $8.187       20,588
                                                                                  2003         $8.187      $11.124       33,361
                                                                                  2004        $11.124      $13.264       60,246
                                                                                  2005        $13.264      $14.917       51,308
                                                                                  2006        $14.917      $18.706       64,700
                                                                                  2007        $18.706      $19.727       68,254
                                                                                  2008        $19.727      $10.495       46,936
--------------------------------------------------------------------------------------------------------------------------------
Ridgeworth Large Cap Growth Stock Fund (2)
                                                                                  1999        $10.000      $10.065        4,666
                                                                                  2000        $10.065      $10.225        7,230
                                                                                  2001        $10.225       $9.538       21,447
                                                                                  2002         $9.538       $7.343       50,281
                                                                                  2003         $7.343       $8.573       66,395
                                                                                  2004         $8.573       $9.020       62,996
                                                                                  2005         $9.020       $8.810       44,867
                                                                                  2006         $8.810       $9.624       33,119
                                                                                  2007         $9.624      $10.934       35,339
                                                                                  2008        $10.934       $6.392       23,217

                     LBL CONSULTANT I VARIABLE ANNUITY--SAI

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

                      Basic Policy plus Death Benefit Rider

                           Mortality & Expense = 1.35



                                                                                                                      Number of
                                                                                           Accumulation Accumulation    Units
                                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                                 Ending    at Beginning    at End     at End of
Sub Accounts                                                                   December 31   of Period    of Period     Period
--------------------------------------------------------------------------------------------------------------------------------
Ridgeworth Large Cap Value Equity Fund
                                                                                  1999        $10.000       $8.630          665
                                                                                  2000         $8.630       $9.390        1,640
                                                                                  2001         $9.390       $9.150       34,717
                                                                                  2002         $9.150       $7.485       18,860
                                                                                  2003         $7.485       $9.083       19,189
                                                                                  2004         $9.083      $10.321       54,649
                                                                                  2005        $10.321      $10.555       46,116
                                                                                  2006        $10.555      $12.740       48,858
                                                                                  2007        $12.740      $13.002       28,736
                                                                                  2008        $13.002       $8.613       20,478
--------------------------------------------------------------------------------------------------------------------------------
Strong Mid Cap Growth II--Investor Class
                                                                                  1999        $11.410      $21.350       36,267
                                                                                  2000        $21.350      $17.920      125,889
                                                                                  2001        $17.920      $12.220      114,860
                                                                                  2002        $12.220       $7.524      116,972
                                                                                  2003         $7.524       $9.953      119,849
                                                                                  2004         $9.953      $11.689      124,471
--------------------------------------------------------------------------------------------------------------------------------
Strong Opportunity II--Investor Class
                                                                                  1999        $10.930      $14.530       24,845
                                                                                  2000        $14.530      $15.270       79,800
                                                                                  2001        $15.270      $14.490      253,260
                                                                                  2002        $14.490      $10.449      325,479
                                                                                  2003        $10.449      $14.110      282,337
                                                                                  2004        $14.110      $16.441      224,911
--------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income Portfolio--I
                                                                                  1999        $10.780      $11.020       76,739
                                                                                  2000        $11.020      $12.270      148,784
                                                                                  2001        $12.270      $12.270      397,546
                                                                                  2002        $12.270      $10.510      463,033
                                                                                  2003        $10.510      $13.000      529,345
                                                                                  2004        $13.000      $14.724      637,860
                                                                                  2005        $14.724      $15.082      582,053
                                                                                  2006        $15.082      $17.685      465,452
                                                                                  2007        $17.685      $17.998      371,950
                                                                                  2008        $17.998      $11.333      289,316
--------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock Portfolio--I
                                                                                  1999        $10.770      $14.150       27,663
                                                                                  2000        $14.150      $11.460       75,690
                                                                                  2001        $11.460       $8.790       92,414
                                                                                  2002         $8.790       $7.075       80,308
                                                                                  2003         $7.075       $9.102      100,861
                                                                                  2004         $9.102      $10.207      108,187
                                                                                  2005        $10.207      $11.673      107,804
                                                                                  2006        $11.673      $13.703       93,407
                                                                                  2007        $13.703      $15.264       90,287
                                                                                  2008        $15.264       $7.717       63,526

                     LBL CONSULTANT I VARIABLE ANNUITY--SAI

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

                      Basic Policy plus Death Benefit Rider

                           Mortality & Expense = 1.35



                                                                                                                      Number of
                                                                                           Accumulation Accumulation    Units
                                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                                 Ending    at Beginning    at End     at End of
Sub Accounts                                                                   December 31   of Period    of Period     Period
--------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Portfolio--I (3)
                                                                                  1999        $11.490      $14.020       96,322
                                                                                  2000        $14.020      $14.840      143,110
                                                                                  2001        $14.840      $14.490      170,663
                                                                                  2002        $14.490      $11.246      283,461
                                                                                  2003        $11.246      $15.340      396,986
                                                                                  2004        $15.340      $17.892      398,739
                                                                                  2005        $17.892      $20.234      326,796
                                                                                  2006        $20.234      $21.267      210,502
                                                                                  2007        $21.267      $24.631      144,149
                                                                                  2008        $24.631      $14.624      113,520
--------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price New America Growth Portfolio--I
                                                                                  1999        $11.240      $12.490       21,505
                                                                                  2000        $12.490      $11.000       16,894
                                                                                  2001        $11.000       $9.560       25,250
                                                                                  2002         $9.560       $6.754       47,851
                                                                                  2003         $6.754       $8.993       51,497
                                                                                  2004         $8.993       $9.828       48,594
                                                                                  2005         $9.828      $10.121       78,987
                                                                                  2006        $10.121      $10.707       89,378
                                                                                  2007        $10.707      $12.006       70,018
                                                                                  2008        $12.006       $7.308       45,390
--------------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Mid Cap Growth Portfolio, Class II
                                                                                  2004        $10.000      $11.141       13,718
                                                                                  2005        $11.141      $12.202       15,602
                                                                                  2006        $12.202      $12.619       16,617
                                                                                  2007        $12.619      $14.625       14,347
                                                                                  2008        $14.625       $7.663       13,761
--------------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income Portfolio, Class II
                                                                                  2003         $8.152      $10.258      129,668
                                                                                  2004        $10.258      $11.538      241,428
                                                                                  2005        $11.538      $12.478      280,190
                                                                                  2006        $12.478      $14.263      251,100
                                                                                  2007        $14.263      $14.412      182,053
                                                                                  2008        $14.412       $9.629      104,511
--------------------------------------------------------------------------------------------------------------------------------
UIF U.S. Mid Cap Value Portfolio, Class I
                                                                                  2004        $10.000      $11.320      117,397
                                                                                  2005        $11.320      $12.530      157,466
                                                                                  2006        $12.530      $14.904      242,573
                                                                                  2007        $14.904      $15.841      113,270
                                                                                  2008        $15.841       $9.166       55,036
--------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT Discovery Fund
                                                                                  2005        $10.000      $11.464      122,023
                                                                                  2006        $11.464      $12.954       95,244
                                                                                  2007        $12.954      $15.617       78,865
                                                                                  2008        $15.617       $8.564       69,952

                     LBL CONSULTANT I VARIABLE ANNUITY--SAI

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

                      Basic Policy plus Death Benefit Rider

                           Mortality & Expense = 1.35



                                                                                                                      Number of
                                                                                           Accumulation Accumulation    Units
                                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                                 Ending    at Beginning    at End     at End of
Sub Accounts                                                                   December 31   of Period    of Period     Period
--------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT Opportunity Fund
                                                                                  2005        $10.000      $11.023      300,050
                                                                                  2006        $11.023      $12.193      203,235
                                                                                  2007        $12.193      $12.814      166,470
                                                                                  2008        $12.814       $7.565      136,895
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen International Growth--Service Shares
                                                                                  2008        $10.000       $7.395       31,558



* The LBL Consultant Variable Annuity I Contracts and all of the Variable Sub-Accounts shown below were first offered under the Contracts on September 9, 1998, except for the Janus Aspen Series International Growth - Service Shares Sub- Account, LSA Balanced, Oppenheimer Main Street Small Cap/VA--Service Shares Sub- Account, PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)--Administrative Shares Sub- Account, PIMCO VIT Total Return -- Administrative Shares Sub-Account, Premier VIT OpCap Balanced Sub-Account, Premier VIT OpCap Small Cap Sub-Account, Putnam VT International Growth and Income--Class IB Sub-Account, Van Kampen LIT Aggressive Growth, Class II Sub-Account, Van Kampen LIT Growth and Income, Class II Sub- Account which were first offered under the Contracts on May 1, 2002; the AIM V.I. Basic Value--Series I Sub- Account, Legg Mason Partners Variable Investors-- Class I Sub-Account, UIF U.S. Mid Cap Value, Class I Sub-Account which were first offered under the Contracts on April 30, 2004; the Wells Fargo Advantage VT Discovery Sub-Account, Wells Fargo Advantage VT Opportunity Sub-Account which were first offered under the Contracts on April 8, 2005; and the DWS Balanced-- Class A Sub-Account which was first offered under the Contracts on April 29, 2005. Accumulation unit value: unit of measure used to calculate the value or a Contract Owner's interest in a Sub-Account for any Valuation Period. An Accumulation Unit Value does not reflect deduction of certain charges under the Contract that are deducted from your Contract Value, such as the Contract Maintenance Charge.

(3) Effective May 1, 2004, the T. Rowe Price Mid-Cap Growth Portfolio--I is no longer available for new investments. If you are currently invested in the Variable Sub-account that invests in this Portfolio you may continue your investment. If, prior to May 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(4) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

                     LBL CONSULTANT I VARIABLE ANNUITY--SAI

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

                     Basic Policy plus Income Benefit Rider

                            Mortality & Expense = 1.5



                                                                                                                      Number of
                                                                                           Accumulation Accumulation    Units
                                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                                 Ending    at Beginning    at End     at End of
Sub Accounts                                                                   December 31   of Period    of Period     Period
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value Fund--Series I
                                                                                  2004        $10.000      $10.795      124,889
                                                                                  2005        $10.795      $11.234      118,972
                                                                                  2006        $11.234      $12.516      124,236
                                                                                  2007        $12.516      $12.507      120,474
                                                                                  2008        $12.507       $5.936      114,387
--------------------------------------------------------------------------------------------------------------------------------
Alger American LargeCap Growth Portfolio--Class O
                                                                                  2000        $10.000       $8.170       11,665
                                                                                  2001         $8.170       $7.090       17,727
                                                                                  2002         $7.090       $4.675       57,432
                                                                                  2003         $4.675       $6.218      226,455
                                                                                  2004         $6.218       $6.456      285,968
                                                                                  2005         $6.456       $7.118      287,513
                                                                                  2006         $7.118       $7.366      281,301
                                                                                  2007         $7.366       $8.695      245,979
                                                                                  2008         $8.695       $4.607      218,580
--------------------------------------------------------------------------------------------------------------------------------
Alger American Income & Growth Portfolio--Class O
                                                                                  2000        $10.000       $9.290       32,923
                                                                                  2001         $9.290       $7.830       45,318
                                                                                  2002         $7.830       $5.311      116,814
                                                                                  2003         $5.311       $6.786      185,177
                                                                                  2004         $6.786       $7.202      215,770
                                                                                  2005         $7.202       $7.332      216,190
                                                                                  2006         $7.332       $7.887      208,546
                                                                                  2007         $7.887       $8.548      200,774
                                                                                  2008         $8.548       $5.092      135,379
--------------------------------------------------------------------------------------------------------------------------------
Alger American Capital Appreciation Portfolio--Class O
                                                                                  2000        $10.000       $7.690       24,376
                                                                                  2001         $7.690       $6.360       31,328
                                                                                  2002         $6.360       $4.137       52,215
                                                                                  2003         $4.137       $5.485      133,458
                                                                                  2004         $5.485       $5.840      170,900
                                                                                  2005         $5.840       $6.578      162,470
                                                                                  2006         $6.578       $7.721      181,828
                                                                                  2007         $7.721      $10.146      184,527
                                                                                  2008        $10.146       $5.478      176,784

                     LBL CONSULTANT I VARIABLE ANNUITY--SAI

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

                     Basic Policy plus Income Benefit Rider

                            Mortality & Expense = 1.5



                                                                                                                      Number of
                                                                                           Accumulation Accumulation    Units
                                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                                 Ending    at Beginning    at End     at End of
Sub Accounts                                                                   December 31   of Period    of Period     Period
--------------------------------------------------------------------------------------------------------------------------------
Alger American MidCap Growth Portfolio--Class O
                                                                                  2000        $10.000       $9.450        3,811
                                                                                  2001         $9.450       $8.690       16,720
                                                                                  2002         $8.690       $6.026       45,527
                                                                                  2003         $6.026       $8.765      172,689
                                                                                  2004         $8.765       $9.751      252,067
                                                                                  2005         $9.751      $10.539      263,534
                                                                                  2006        $10.539      $11.424      263,408
                                                                                  2007        $11.424      $14.790      220,809
                                                                                  2008        $14.790       $6.061      215,245
--------------------------------------------------------------------------------------------------------------------------------
Alger American SmallCap Growth--Class O
                                                                                  2000        $10.000       $7.220            0
                                                                                  2001         $7.220       $5.010        5,455
                                                                                  2002         $5.010       $3.637       34,486
                                                                                  2003         $3.637       $5.096       99,362
                                                                                  2004         $5.096       $5.846      147,944
                                                                                  2005         $5.846       $6.724      148,135
                                                                                  2006         $6.724       $7.943      137,734
                                                                                  2007         $7.943       $9.163      110,738
                                                                                  2008         $9.163       $4.815       96,912
--------------------------------------------------------------------------------------------------------------------------------
DWS Balanced VIP--Class A
                                                                                  2005        $10.000      $10.577       84,641
                                                                                  2006        $10.577      $11.475       77,806
                                                                                  2007        $11.475      $11.839       73,097
                                                                                  2008        $11.839       $8.466       54,853
--------------------------------------------------------------------------------------------------------------------------------
DWS Bond VIP--Class A
                                                                                  2000        $10.000      $10.620            0
                                                                                  2001        $10.620      $11.060       10,551
                                                                                  2002        $11.060      $11.713       13,712
                                                                                  2003        $11.713      $12.111       89,535
                                                                                  2004        $12.111      $12.560      104,889
                                                                                  2005        $12.560      $12.683      102,454
                                                                                  2006        $12.683      $13.071       96,941
                                                                                  2007        $13.071      $13.399       98,459
                                                                                  2008        $13.399      $10.975       64,949
--------------------------------------------------------------------------------------------------------------------------------
DWS Global Opportunities VIP--Class A
                                                                                  2000        $10.000       $9.130        1,262
                                                                                  2001         $9.130       $6.770        4,666
                                                                                  2002         $6.770       $5.340       16,395
                                                                                  2003         $5.340       $7.835       64,597
                                                                                  2004         $7.835       $9.511       85,021
                                                                                  2005         $9.511      $11.063      154,233
                                                                                  2006        $11.063      $13.291       87,796
                                                                                  2007        $13.291      $14.300       90,092
                                                                                  2008        $14.300       $7.041       76,520

                     LBL CONSULTANT I VARIABLE ANNUITY--SAI

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

                     Basic Policy plus Income Benefit Rider

                            Mortality & Expense = 1.5



                                                                                                                      Number of
                                                                                           Accumulation Accumulation    Units
                                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                                 Ending    at Beginning    at End     at End of
Sub Accounts                                                                   December 31   of Period    of Period     Period
--------------------------------------------------------------------------------------------------------------------------------
DWS Growth & Income VIP--Class A
                                                                                  2000        $10.000       $9.600            0
                                                                                  2001         $9.600       $8.380        3,011
                                                                                  2002         $8.380       $6.337        6,015
                                                                                  2003         $6.337       $7.904       29,722
                                                                                  2004         $7.904       $8.569       32,112
                                                                                  2005         $8.569       $8.945       26,505
                                                                                  2006         $8.945      $10.003       26,490
                                                                                  2007        $10.003       $9.977       25,859
                                                                                  2008         $9.977       $6.057       23,946
--------------------------------------------------------------------------------------------------------------------------------
DWS International VIP--Class A
                                                                                  2000        $10.000       $8.720            0
                                                                                  2001         $8.720       $5.930          931
                                                                                  2002         $5.930       $4.764        7,720
                                                                                  2003         $4.764       $5.990       29,032
                                                                                  2004         $5.990       $6.869       40,501
                                                                                  2005         $6.869       $7.854       42,169
                                                                                  2006         $7.854       $9.732       50,293
                                                                                  2007         $9.732      $10.974       54,547
                                                                                  2008        $10.974       $5.593       55,414
--------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II
                                                                                  2000        $10.000       $9.200            0
                                                                                  2001         $9.200       $9.180       16,922
                                                                                  2002         $9.180       $9.160       10,919
                                                                                  2003         $9.160      $11.018       25,355
                                                                                  2004        $11.018      $11.977      259,206
                                                                                  2005        $11.977      $12.101      259,708
                                                                                  2006        $12.101      $13.196      233,583
                                                                                  2007        $13.196      $13.431      235,713
                                                                                  2008        $13.431       $9.782      188,612
--------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II
                                                                                  2000        $10.000      $10.620            0
                                                                                  2001        $10.620      $11.180        8,056
                                                                                  2002        $11.180      $12.002       34,157
                                                                                  2003        $12.002      $12.090      111,727
                                                                                  2004        $12.090      $12.328      159,145
                                                                                  2005        $12.328      $12.379      162,872
                                                                                  2006        $12.379      $12.687      155,816
                                                                                  2007        $12.687      $13.269      274,784
                                                                                  2008        $13.269      $13.618      275,046

                     LBL CONSULTANT I VARIABLE ANNUITY--SAI

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

                     Basic Policy plus Income Benefit Rider

                            Mortality & Expense = 1.5



                                                                                                                      Number of
                                                                                           Accumulation Accumulation    Units
                                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                                 Ending    at Beginning    at End     at End of
Sub Accounts                                                                   December 31   of Period    of Period     Period
--------------------------------------------------------------------------------------------------------------------------------
Federated Capital Income Fund II
                                                                                  2000        $10.000       $9.148        1,066
                                                                                  2001         $9.148       $7.767        9,663
                                                                                  2002         $7.767       $5.813       38,618
                                                                                  2003         $5.813       $6.903      155,386
                                                                                  2004         $6.903       $7.468       42,894
                                                                                  2005         $7.468       $7.812       38,514
                                                                                  2006         $7.812       $8.891       45,873
                                                                                  2007         $8.891       $9.102       32,263
                                                                                  2008         $9.102       $7.132       27,119
--------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager Portfolio--Initial Class
                                                                                  2000        $10.000       $9.600            0
                                                                                  2001         $9.600       $9.060        2,311
                                                                                  2002         $9.060       $8.135        5,169
                                                                                  2003         $8.135       $9.445       20,603
                                                                                  2004         $9.445       $9.804       36,345
                                                                                  2005         $9.804      $10.039       33,456
                                                                                  2006        $10.039      $10.603       52,664
                                                                                  2007        $10.603      $12.051       48,973
                                                                                  2008        $12.051       $8.454       46,643
--------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund Portfolio--Initial Class
                                                                                  2000        $10.000       $9.390        1,873
                                                                                  2001         $9.390       $8.110       19,604
                                                                                  2002         $8.110       $7.231       66,509
                                                                                  2003         $7.231       $9.142      274,786
                                                                                  2004         $9.142      $10.389      398,909
                                                                                  2005        $10.389      $11.957      425,874
                                                                                  2006        $11.957      $13.146      474,681
                                                                                  2007        $13.146      $15.213      430,419
                                                                                  2008        $15.213       $8.606      414,732
--------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio--Initial Class
                                                                                  2000        $10.000      $11.050       29,062
                                                                                  2001        $11.050      $10.340       13,148
                                                                                  2002        $10.340       $8.447       36,544
                                                                                  2003         $8.447      $10.835      172,352
                                                                                  2004        $10.835      $11.893      238,847
                                                                                  2005        $11.893      $12.391      253,792
                                                                                  2006        $12.391      $14.657      246,403
                                                                                  2007        $14.657      $14.644      222,048
                                                                                  2008        $14.644       $8.264      190,942
--------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio--Initial Class
                                                                                  2000        $10.000       $8.400        1,959
                                                                                  2001         $8.400       $6.810       11,192
                                                                                  2002         $6.810       $4.683       30,328
                                                                                  2003         $4.683       $6.123      216,283
                                                                                  2004         $6.123       $6.229      394,806
                                                                                  2005         $6.229       $6.486      383,199
                                                                                  2006         $6.486       $6.820      369,984
                                                                                  2007         $6.820       $8.521      337,799
                                                                                  2008         $8.521       $4.430      297,919

                     LBL CONSULTANT I VARIABLE ANNUITY--SAI

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

                     Basic Policy plus Income Benefit Rider

                            Mortality & Expense = 1.5



                                                                                                                      Number of
                                                                                           Accumulation Accumulation    Units
                                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                                 Ending    at Beginning    at End     at End of
Sub Accounts                                                                   December 31   of Period    of Period     Period
--------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Index 500 Portfolio--Initial Class
                                                                                  2000        $10.000       $9.050       28,690
                                                                                  2001         $9.050       $7.830       59,994
                                                                                  2002         $7.830       $5.990      150,953
                                                                                  2003         $5.990       $7.569      512,093
                                                                                  2004         $7.569       $8.240      653,279
                                                                                  2005         $8.240       $8.500      659,853
                                                                                  2006         $8.500       $9.682      612,005
                                                                                  2007         $9.682      $10.045      544,236
                                                                                  2008        $10.045       $6.228      465,525
--------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Money Market Portfolio--Initial Class
                                                                                  2000        $10.000      $10.240            0
                                                                                  2001        $10.240      $10.500       12,384
                                                                                  2002        $10.500      $10.509      105,324
                                                                                  2003        $10.509      $10.446       98,684
                                                                                  2004        $10.446      $10.404      158,446
                                                                                  2005        $10.404      $10.550      218,673
                                                                                  2006        $10.550      $10.890      158,356
                                                                                  2007        $10.890      $11.276      155,296
                                                                                  2008        $11.276      $11.433      228,715
--------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio--Initial Class
                                                                                  2000        $10.000       $8.450            0
                                                                                  2001         $8.450       $6.560        2,037
                                                                                  2002         $6.560       $5.144       12,874
                                                                                  2003         $5.144       $7.258       61,033
                                                                                  2004         $7.258       $8.117      113,024
                                                                                  2005         $8.117       $9.510      115,093
                                                                                  2006         $9.510      $11.052      129,714
                                                                                  2007        $11.052      $12.759      115,540
                                                                                  2008        $12.759       $7.056      115,660
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Mid Cap Growth Portfolio--Institutional Shares
                                                                                  2000        $10.000       $6.660       23,498
                                                                                  2001         $6.660       $3.970       35,242
                                                                                  2002         $3.970       $2.814       57,997
                                                                                  2003         $2.814       $3.741       97,942
                                                                                  2004         $3.741       $4.445       94,730
                                                                                  2005         $4.445       $4.914       93,955
                                                                                  2006         $4.914       $5.494       97,595
                                                                                  2007         $5.494       $6.598      112,423
                                                                                  2008         $6.598       $3.654      102,787
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Balanced Portfolio--Institutional Shares
                                                                                  2000        $10.000       $9.630       16,514
                                                                                  2001         $9.630       $9.030      103,921
                                                                                  2002         $9.030       $8.314      127,383
                                                                                  2003         $8.314       $9.332      213,742
                                                                                  2004         $9.332       $9.967      241,921
                                                                                  2005         $9.967      $10.589      204,713
                                                                                  2006        $10.589      $11.539      182,130
                                                                                  2007        $11.539      $12.551      179,897
                                                                                  2008        $12.551      $10.395      160,873

                     LBL CONSULTANT I VARIABLE ANNUITY--SAI

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

                     Basic Policy plus Income Benefit Rider

                            Mortality & Expense = 1.5



                                                                                                                      Number of
                                                                                           Accumulation Accumulation    Units
                                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                                 Ending    at Beginning    at End     at End of
Sub Accounts                                                                   December 31   of Period    of Period     Period
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Flexible Bond Portfolio--Institutional Shares
                                                                                  2000        $10.000      $10.410            0
                                                                                  2001        $10.410      $11.040        7,300
                                                                                  2002        $11.040      $12.003       26,738
                                                                                  2003        $12.003      $12.567       63,249
                                                                                  2004        $12.567      $12.858       94,082
                                                                                  2005        $12.858      $12.909       92,717
                                                                                  2006        $12.909      $13.240       88,134
                                                                                  2007        $13.240      $13.946       93,530
                                                                                  2008        $13.946      $14.551       68,741
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Large Cap Growth Portfolio--Institutional Shares
                                                                                  2000        $10.000       $8.330       13,838
                                                                                  2001         $8.330       $6.170       55,130
                                                                                  2002         $6.170       $4.463      119,868
                                                                                  2003         $4.463       $5.786      194,572
                                                                                  2004         $5.786       $5.952      194,209
                                                                                  2005         $5.952       $6.109      191,074
                                                                                  2006         $6.109       $6.696      175,455
                                                                                  2007         $6.696       $7.584      173,263
                                                                                  2008         $7.584       $4.499      140,153
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Foreign Stock Portfolio--Service Shares
                                                                                  2002        $10.000       $7.744        7,447
                                                                                  2003         $7.744      $10.166       18,672
                                                                                  2004        $10.166      $11.828       32,276
                                                                                  2005        $11.828      $12.366       38,610
                                                                                  2006        $12.366      $14.368       34,893
                                                                                  2007        $14.368      $16.720       29,328
                                                                                  2008        $16.720      $15.724            0
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Worldwide Growth Portfolio--Institutional Shares
                                                                                  2000        $10.000       $8.200           19
                                                                                  2001         $8.200       $6.260       46,011
                                                                                  2002         $6.260       $4.586       70,099
                                                                                  2003         $4.586       $5.597      135,661
                                                                                  2004         $5.597       $5.771      164,971
                                                                                  2005         $5.771       $6.013      157,545
                                                                                  2006         $6.013       $6.995      163,784
                                                                                  2007         $6.995       $7.546      137,998
                                                                                  2008         $7.546       $4.109      120,113
--------------------------------------------------------------------------------------------------------------------------------
Legg Mason Partners Variable Investors Portfolio--Class I
                                                                                  2004        $10.000      $10.928       59,957
                                                                                  2005        $10.928      $11.457       55,257
                                                                                  2006        $11.457      $13.335       53,222
                                                                                  2007        $13.335      $13.634       46,324
                                                                                  2008        $13.634       $8.637       40,845

                     LBL CONSULTANT I VARIABLE ANNUITY--SAI

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

                     Basic Policy plus Income Benefit Rider

                            Mortality & Expense = 1.5



                                                                                                                      Number of
                                                                                           Accumulation Accumulation    Units
                                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                                 Ending    at Beginning    at End     at End of
Sub Accounts                                                                   December 31   of Period    of Period     Period
--------------------------------------------------------------------------------------------------------------------------------
LSA Balanced
                                                                                  2002        $10.000       $8.657        3,951
                                                                                  2003         $8.657      $11.010       16,465
                                                                                  2004        $11.010      $11.130            0
--------------------------------------------------------------------------------------------------------------------------------
MFS Growth--Initial Class
                                                                                  2000        $10.000       $8.160       13,552
                                                                                  2001         $8.160       $5.340       16,794
                                                                                  2002         $5.340       $3.482       31,291
                                                                                  2003         $3.482       $4.463       74,519
                                                                                  2004         $4.463       $4.962       85,052
                                                                                  2005         $4.962       $5.332       89,088
                                                                                  2006         $5.332       $5.662       82,995
                                                                                  2007         $5.662       $6.751       73,949
                                                                                  2008         $6.751       $4.158       66,539
--------------------------------------------------------------------------------------------------------------------------------
MFS Investors Trust Series--Initial Class
                                                                                  2000        $10.000       $9.850           10
                                                                                  2001         $9.850       $8.150        5,123
                                                                                  2002         $8.150       $6.339       18,699
                                                                                  2003         $6.339       $7.620       55,726
                                                                                  2004         $7.620       $8.351       65,590
                                                                                  2005         $8.351       $8.820       64,222
                                                                                  2006         $8.820       $9.808       59,772
                                                                                  2007         $9.808      $10.647       58,510
                                                                                  2008        $10.647       $7.011       46,566
--------------------------------------------------------------------------------------------------------------------------------
MFS New Discovery Series--Initial Class
                                                                                  2000        $10.000       $8.970        3,618
                                                                                  2001         $8.970       $8.390       12,324
                                                                                  2002         $8.390       $5.643       43,891
                                                                                  2003         $5.643       $7.426      147,866
                                                                                  2004         $7.426       $7.785      192,944
                                                                                  2005         $7.785       $8.063      181,798
                                                                                  2006         $8.063       $8.984      156,029
                                                                                  2007         $8.984       $9.064      141,673
                                                                                  2008         $9.064       $5.411      112,631
--------------------------------------------------------------------------------------------------------------------------------
MFS Research Series--Initial Class
                                                                                  2000        $10.000       $8.880        1,514
                                                                                  2001         $8.880       $6.880       12,325
                                                                                  2002         $6.880       $5.110       15,136
                                                                                  2003         $5.110       $6.271       19,420
                                                                                  2004         $6.271       $7.149       25,693
                                                                                  2005         $7.149       $7.585       25,394
                                                                                  2006         $7.585       $8.247       23,327
                                                                                  2007         $8.247       $9.187       22,353
                                                                                  2008         $9.187       $5.778       17,765

                     LBL CONSULTANT I VARIABLE ANNUITY--SAI

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

                     Basic Policy plus Income Benefit Rider

                            Mortality & Expense = 1.5



                                                                                                                      Number of
                                                                                           Accumulation Accumulation    Units
                                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                                 Ending    at Beginning    at End     at End of
Sub Accounts                                                                   December 31   of Period    of Period     Period
--------------------------------------------------------------------------------------------------------------------------------
MFS Total Return Series--Initial Class
                                                                                  2000        $10.000      $11.210        1,046
                                                                                  2001        $11.210      $11.060       10,121
                                                                                  2002        $11.060      $10.324       54,314
                                                                                  2003        $10.324      $11.819      131,451
                                                                                  2004        $11.819      $12.948      165,044
                                                                                  2005        $12.948      $13.102      172,152
                                                                                  2006        $13.102      $14.429      161,904
                                                                                  2007        $14.429      $14.797      149,873
                                                                                  2008        $14.797      $11.339      116,466
--------------------------------------------------------------------------------------------------------------------------------
Premier VIT OpCap Balanced Portfolio
                                                                                  2004        $10.000      $10.787       30,117
                                                                                  2005        $10.787      $10.907       28,474
                                                                                  2006        $10.907      $11.893       25,749
                                                                                  2007        $11.893      $11.184       23,485
                                                                                  2008        $11.184       $7.575       22,326
--------------------------------------------------------------------------------------------------------------------------------
Premier VIT OpCap Small Cap Portfolio
                                                                                  2002        $10.000       $7.183        9,769
                                                                                  2003         $7.183      $10.084       63,063
                                                                                  2004        $10.084      $11.699       99,363
                                                                                  2005        $11.699      $11.520      112,667
                                                                                  2006        $11.520      $14.069      103,224
                                                                                  2007        $14.069      $13.924       87,715
                                                                                  2008        $13.924       $7.997       79,340
--------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund/VA--Service Shares
                                                                                  2002        $10.000       $7.829        5,536
                                                                                  2003         $7.829      $11.113       61,048
                                                                                  2004        $11.113      $13.035      121,027
                                                                                  2005        $13.035      $14.075      122,591
                                                                                  2006        $14.075      $15.882      122,184
                                                                                  2007        $15.882      $15.411      120,551
                                                                                  2008        $15.411       $9.402      111,211
--------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)--Administrative Shares
                                                                                  2002        $10.000      $10.540          432
                                                                                  2003        $10.540      $10.607       23,673
                                                                                  2004        $10.607      $11.019       41,099
                                                                                  2005        $11.019      $11.403       50,261
                                                                                  2006        $11.403      $11.468       50,205
                                                                                  2007        $11.468      $11.695       52,838
                                                                                  2008        $11.695      $11.235       47,103
--------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio--Administrative Shares
                                                                                  2002        $10.000      $10.532       47,297
                                                                                  2003        $10.532      $10.887      186,545
                                                                                  2004        $10.887      $11.238      258,505
                                                                                  2005        $11.238      $11.330      280,196
                                                                                  2006        $11.330      $11.580      240,487
                                                                                  2007        $11.580      $12.395      226,182
                                                                                  2008        $12.395      $12.786      225,199

                     LBL CONSULTANT I VARIABLE ANNUITY--SAI

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

                     Basic Policy plus Income Benefit Rider

                            Mortality & Expense = 1.5



                                                                                                                      Number of
                                                                                           Accumulation Accumulation    Units
                                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                                 Ending    at Beginning    at End     at End of
Sub Accounts                                                                   December 31   of Period    of Period     Period
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund--Class IB
                                                                                  2002        $10.000       $8.179        7,378
                                                                                  2003         $8.179      $11.096       23,617
                                                                                  2004        $11.096      $13.211       30,902
                                                                                  2005        $13.211      $14.835       41,702
                                                                                  2006        $14.835      $18.575       46,209
                                                                                  2007        $18.575      $19.560       43,136
                                                                                  2008        $19.560      $10.390       36,339
--------------------------------------------------------------------------------------------------------------------------------
Ridgeworth Large Cap Growth Stock Fund (2)
                                                                                  2000        $10.000       $9.640            0
                                                                                  2001         $9.640       $8.980        1,485
                                                                                  2002         $8.980       $6.905        5,973
                                                                                  2003         $6.905       $8.049       18,855
                                                                                  2004         $8.049       $8.456       37,606
                                                                                  2005         $8.456       $8.247       40,719
                                                                                  2006         $8.247       $8.995       34,863
                                                                                  2007         $8.995      $10.204       33,316
                                                                                  2008        $10.204       $5.957       31,594
--------------------------------------------------------------------------------------------------------------------------------
Ridgeworth Large Cap Value Equity Fund
                                                                                  2000        $10.000      $11.710            0
                                                                                  2001        $11.710      $11.390        2,903
                                                                                  2002        $11.390       $9.309       11,216
                                                                                  2003         $9.309      $11.279       22,970
                                                                                  2004        $11.279      $12.798       31,724
                                                                                  2005        $12.798      $13.068       34,371
                                                                                  2006        $13.068      $15.750       36,209
                                                                                  2007        $15.750      $16.049       30,440
                                                                                  2008        $16.049      $10.616       29,432
--------------------------------------------------------------------------------------------------------------------------------
Strong Mid Cap Growth II--Investor Class
                                                                                  2000        $10.000       $8.060        9,131
                                                                                  2001         $8.060       $5.490       22,284
                                                                                  2002         $5.490       $3.375       31,866
                                                                                  2003         $3.375       $4.458       70,951
                                                                                  2004         $4.458       $5.227       89,140
--------------------------------------------------------------------------------------------------------------------------------
Strong Opportunity II--Investor Class
                                                                                  2000        $10.000      $10.160        1,374
                                                                                  2001        $10.160       $9.630       18,558
                                                                                  2002         $9.630       $6.934       52,462
                                                                                  2003         $6.934       $9.349      123,176
                                                                                  2004         $9.349      $10.877      304,108

                     LBL CONSULTANT I VARIABLE ANNUITY--SAI

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

                     Basic Policy plus Income Benefit Rider

                            Mortality & Expense = 1.5



                                                                                                                      Number of
                                                                                           Accumulation Accumulation    Units
                                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                                 Ending    at Beginning    at End     at End of
Sub Accounts                                                                   December 31   of Period    of Period     Period
--------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income Portfolio--I
                                                                                  2000        $10.000      $11.530            0
                                                                                  2001        $11.530      $11.510        4,183
                                                                                  2002        $11.510       $9.844       33,112
                                                                                  2003         $9.844      $12.158      122,082
                                                                                  2004        $12.158      $13.750      188,012
                                                                                  2005        $13.750      $14.063      204,939
                                                                                  2006        $14.063      $16.466      205,303
                                                                                  2007        $16.466      $16.732      188,166
                                                                                  2008        $16.732      $10.520      166,494
--------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock Portfolio--I
                                                                                  2000        $10.000       $8.560            0
                                                                                  2001         $8.560       $6.550        9,777
                                                                                  2002         $6.550       $5.265       23,914
                                                                                  2003         $5.265       $6.764       69,162
                                                                                  2004         $6.764       $7.573      100,922
                                                                                  2005         $7.573       $8.648      104,044
                                                                                  2006         $8.648      $10.136      103,540
                                                                                  2007        $10.136      $11.275      103,454
                                                                                  2008        $11.275       $5.692       93,739
--------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Portfolio--I (3)
                                                                                  2000        $10.000      $10.070        5,856
                                                                                  2001        $10.070       $9.820        8,232
                                                                                  2002         $9.820       $7.607       63,417
                                                                                  2003         $7.607      $10.360      180,208
                                                                                  2004        $10.360      $12.066      230,191
                                                                                  2005        $12.066      $13.625      219,361
                                                                                  2006        $13.625      $14.299      173,748
                                                                                  2007        $14.299      $16.536      155,934
                                                                                  2008        $16.536       $9.803      128,599
--------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price New America Growth Portfolio--I
                                                                                  2000        $10.000       $9.010            0
                                                                                  2001         $9.010       $7.820        1,426
                                                                                  2002         $7.820       $5.517        6,173
                                                                                  2003         $5.517       $7.335       33,483
                                                                                  2004         $7.335       $8.004       45,690
                                                                                  2005         $8.004       $8.230       43,823
                                                                                  2006         $8.230       $8.694       54,252
                                                                                  2007         $8.694       $9.734       42,214
                                                                                  2008         $9.734       $5.916       38,467
--------------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Mid Cap Growth Portfolio, Class II
                                                                                  2004        $10.000      $11.129       13,497
                                                                                  2005        $11.129      $12.170       16,777
                                                                                  2006        $12.170      $12.567       11,147
                                                                                  2007        $12.567      $14.544        6,188
                                                                                  2008        $14.544       $7.609        5,596

                     LBL CONSULTANT I VARIABLE ANNUITY--SAI

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

                     Basic Policy plus Income Benefit Rider

                            Mortality & Expense = 1.5



                                                                                                                      Number of
                                                                                           Accumulation Accumulation    Units
                                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                                 Ending    at Beginning    at End     at End of
Sub Accounts                                                                   December 31   of Period    of Period     Period
--------------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income Portfolio, Class II
                                                                                  2002        $10.000       $8.144       13,613
                                                                                  2003         $8.144      $10.233       53,409
                                                                                  2004        $10.233      $11.492       82,521
                                                                                  2005        $11.492      $12.409       90,167
                                                                                  2006        $12.409      $14.164       86,960
                                                                                  2007        $14.164      $14.290       82,492
                                                                                  2008        $14.290       $9.533       73,222
--------------------------------------------------------------------------------------------------------------------------------
UIF U.S. Mid Cap Value Portfolio, Class I
                                                                                  2004        $10.000      $11.306      131,386
                                                                                  2005        $11.306      $12.497      138,050
                                                                                  2006        $12.497      $14.845      139,367
                                                                                  2007        $14.845      $15.754      135,601
                                                                                  2008        $15.754       $9.102      110,645
--------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT Discovery Fund
                                                                                  2005        $10.000      $11.452       43,558
                                                                                  2006        $11.452      $12.921       43,284
                                                                                  2007        $12.921      $15.553       51,988
                                                                                  2008        $15.553       $8.516       41,207
--------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT Opportunity Fund
                                                                                  2005        $10.000      $11.012      313,016
                                                                                  2006        $11.012      $12.162      146,162
                                                                                  2007        $12.162      $12.761      114,322
                                                                                  2008        $12.761       $7.523       92,841
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen International Growth--Service Shares
                                                                                  2008        $10.000       $7.322       30,972




* The LBL Consultant Variable Annuity I Contracts and all of the Variable Sub-Accounts shown below were first offered under the Contracts on September 9, 1998, except for the Janus Aspen Series International Growth Foreign Stock - Service Shares Sub-Account, LSA Balanced, Oppenheimer Main Street Small Cap/VA--Service Shares Sub-Account, PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)--Administrative Shares Sub-Account, PIMCO VIT Total Return - - Administrative Shares Sub-Account, Premier VIT OpCap Balanced Sub-Account, Premier VIT OpCap Small Cap Sub-Account, Putnam VT International Growth and Income--Class IB Sub-Account, Van Kampen LIT Aggressive Growth, Class II Sub-Account, Van Kampen LIT Growth and Income, Class II Sub-Account which were first offered under the Contracts on May 1, 2002; the AIM V.I. Basic Value--Series I Sub-Account, Legg Mason Partners Variable Investors--Class I Sub-Account, UIF U.S. Mid Cap Value, Class I Sub-Account which were first offered under the Contracts on April 30, 2004; the Wells Fargo Advantage VT Discovery Sub-Account, Wells Fargo Advantage VT Opportunity Sub-Account which were first offered under the Contracts on April 8, 2005; and the DWS Balanced--Class A Sub-Account which was first offered under the Contracts on April 29, 2005. Accumulation unit value: unit of measure used to calculate the value or a Contract Owner's interest in a Sub-Account for any Valuation Period. An Accumulation Unit Value does not reflect deduction of certain charges under the Contract that are deducted from your Contract Value, such as the Contract Maintenance Charge.

    Effective May 1, 2004, the T. Rowe Price Mid-Cap Growth Portfolio--I is no longer available for new

                     LBL CONSULTANT I VARIABLE ANNUITY--SAI

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

                     Basic Policy plus Income Benefit Rider

                            Mortality & Expense = 1.5



     investments. If you are currently invested in the Variable Sub-account that invests in this Portfolio you may continue your investment. If, prior to May 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(4) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

                     LBL CONSULTANT I VARIABLE ANNUITY--SAI

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

            Basic Policy plus Death Benefit and Income Benefit Rider

                           Mortality & Expense = 1.55



                                                                                                                      Number of
                                                                                           Accumulation Accumulation    Units
                                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                                 Ending    at Beginning    at End     at End of
Sub Accounts                                                                   December 31  of Period    of Period      Period
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value Fund--Series I
                                                                                  2004        $10.000      $10.792       41,127
                                                                                  2005        $10.792      $11.225       45,141
                                                                                  2006        $11.225      $12.500       44,742
                                                                                  2007        $12.500      $12.484       19,691
                                                                                  2008        $12.484       $5.923        6,872
--------------------------------------------------------------------------------------------------------------------------------
Alger American LargeCap Growth Portfolio--Class O
                                                                                  1999        $11.910      $15.670      163,349
                                                                                  2000        $15.670      $13.130      234,701
                                                                                  2001        $13.130      $11.390      217,917
                                                                                  2002        $11.390       $7.507      193,199
                                                                                  2003         $7.507       $9.981      179,142
                                                                                  2004         $9.981      $10.357      166,189
                                                                                  2005        $10.357      $11.414      175,850
                                                                                  2006        $11.414      $11.806      111,556
                                                                                  2007        $11.806      $13.928       95,131
                                                                                  2008        $13.928       $7.377       80,624
--------------------------------------------------------------------------------------------------------------------------------
Alger American Income & Growth Portfolio--Class O
                                                                                  1999        $11.480      $16.080       60,143
                                                                                  2000        $16.080      $15.620      133,128
                                                                                  2001        $15.620      $13.160      119,834
                                                                                  2002        $13.160       $8.921      112,137
                                                                                  2003         $8.921      $11.393      102,372
                                                                                  2004        $11.393      $12.086       91,984
                                                                                  2005        $12.086      $12.297       84,575
                                                                                  2006        $12.297      $13.223       67,698
                                                                                  2007        $13.223      $14.323       47,930
                                                                                  2008        $14.323       $8.528       44,599

                     LBL CONSULTANT I VARIABLE ANNUITY--SAI

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

            Basic Policy plus Death Benefit and Income Benefit Rider

                           Mortality & Expense = 1.55



                                                                                                                      Number of
                                                                                           Accumulation Accumulation    Units
                                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                                 Ending    at Beginning    at End     at End of
Sub Accounts                                                                   December 31  of Period    of Period      Period
--------------------------------------------------------------------------------------------------------------------------------
Alger American Capital Appreciation Portfolio--Class O
                                                                                  1999        $12.790      $22.400      119,956
                                                                                  2000        $22.400      $16.560      231,238
                                                                                  2001        $16.560      $13.700      210,378
                                                                                  2002        $13.700       $8.903      182,057
                                                                                  2003         $8.903      $11.799      159,353
                                                                                  2004        $11.799      $12.556      128,384
                                                                                  2005        $12.556      $14.136       95,282
                                                                                  2006        $14.136      $16.584       92,279
                                                                                  2007        $16.584      $21.781       89,223
                                                                                  2008        $21.781      $11.754       58,388
--------------------------------------------------------------------------------------------------------------------------------
Alger American MidCap Growth Portfolio--Class O
                                                                                  1999        $11.580      $15.020       29,209
                                                                                  2000        $15.020      $16.130      140,848
                                                                                  2001        $16.130      $14.830      103,777
                                                                                  2002        $14.830      $10.276       87,644
                                                                                  2003        $10.276      $14.939      100,187
                                                                                  2004        $14.939      $16.611       81,249
                                                                                  2005        $16.611      $17.945       91,770
                                                                                  2006        $17.945      $19.442       66,003
                                                                                  2007        $19.442      $25.158       66,280
                                                                                  2008        $25.158      $10.305       48,591
--------------------------------------------------------------------------------------------------------------------------------
Alger American SmallCap Growth--Class O
                                                                                  1999        $11.300      $15.930       28,480
                                                                                  2000        $15.930      $11.410       86,794
                                                                                  2001        $11.410       $7.910      188,770
                                                                                  2002         $7.910       $5.740      172,614
                                                                                  2003         $5.740       $8.037      210,051
                                                                                  2004         $8.037       $9.216      189,896
                                                                                  2005         $9.216      $10.596      170,444
                                                                                  2006        $10.596      $12.509      145,446
                                                                                  2007        $12.509      $14.425      126,505
                                                                                  2008        $14.425       $7.576      107,979
--------------------------------------------------------------------------------------------------------------------------------
DWS Balanced VIP--Class A
                                                                                  2005        $10.000      $10.573       29,295
                                                                                  2006        $10.573      $11.466       25,775
                                                                                  2007        $11.466      $11.823       18,267
                                                                                  2008        $11.823       $8.451       12,234
--------------------------------------------------------------------------------------------------------------------------------
DWS Bond VIP--Class A
                                                                                  1999        $10.170       $9.910       10,792
                                                                                  2000         $9.910      $10.780       27,221
                                                                                  2001        $10.780      $11.210      113,145
                                                                                  2002        $11.210      $11.872       64,864
                                                                                  2003        $11.872      $12.269       53,968
                                                                                  2004        $12.269      $12.717       44,974
                                                                                  2005        $12.717      $12.835       37,816
                                                                                  2006        $12.835      $13.221       33,092
                                                                                  2007        $13.221      $13.547       21,984
                                                                                  2008        $13.547      $11.090       19,116

                     LBL CONSULTANT I VARIABLE ANNUITY--SAI

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

            Basic Policy plus Death Benefit and Income Benefit Rider

                           Mortality & Expense = 1.55



                                                                                                                      Number of
                                                                                           Accumulation Accumulation    Units
                                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                                 Ending    at Beginning    at End     at End of
Sub Accounts                                                                   December 31  of Period    of Period      Period
--------------------------------------------------------------------------------------------------------------------------------
DWS Global Opportunities VIP--Class A
                                                                                  1999        $10.750      $17.550       13,686
                                                                                  2000        $17.550      $16.350       49,737
                                                                                  2001        $16.350      $12.130       49,746
                                                                                  2002        $12.130       $9.555       50,741
                                                                                  2003         $9.555      $14.013       47,678
                                                                                  2004        $14.013      $17.001       40,986
                                                                                  2005        $17.001      $19.766       65,435
                                                                                  2006        $19.766      $23.736       66,487
                                                                                  2007        $23.736      $25.524       45,371
                                                                                  2008        $25.524      $12.561       33,097
--------------------------------------------------------------------------------------------------------------------------------
DWS Growth & Income VIP--Class A
                                                                                  1999        $10.510      $10.960       15,890
                                                                                  2000        $10.960      $10.560       25,081
                                                                                  2001        $10.560       $9.210       27,230
                                                                                  2002         $9.210       $6.964       31,220
                                                                                  2003         $6.964       $8.682       30,098
                                                                                  2004         $8.682       $9.408       25,929
                                                                                  2005         $9.408       $9.816       20,792
                                                                                  2006         $9.816      $10.971       18,025
                                                                                  2007        $10.971      $10.937       15,181
                                                                                  2008        $10.937       $6.636       15,929
--------------------------------------------------------------------------------------------------------------------------------
DWS International VIP--Class A
                                                                                  1999        $10.370      $15.750        9,617
                                                                                  2000        $15.750      $12.130       50,845
                                                                                  2001        $12.130       $8.250       52,239
                                                                                  2002         $8.250       $6.626       44,246
                                                                                  2003         $6.626       $8.326       38,821
                                                                                  2004         $8.326       $9.544       31,120
                                                                                  2005         $9.544      $10.906       38,956
                                                                                  2006        $10.906      $13.507       50,762
                                                                                  2007        $13.507      $15.223       38,115
                                                                                  2008        $15.223       $7.754       44,613
--------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II
                                                                                  1999         $9.830       $9.890       33,644
                                                                                  2000         $9.890       $8.850       45,228
                                                                                  2001         $8.850       $8.830       48,327
                                                                                  2002         $8.830       $6.323       19,397
                                                                                  2003         $8.804      $10.584       70,193
                                                                                  2004        $10.584      $11.500       71,574
                                                                                  2005        $11.500      $11.612       53,558
                                                                                  2006        $11.612      $12.657       51,464
                                                                                  2007        $12.657      $12.876       41,313
                                                                                  2008        $12.876       $9.373       34,847
--------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II
                                                                                  1999        $10.250      $10.020       64,811
                                                                                  2000        $10.020      $10.940      116,508
                                                                                  2001        $10.940      $11.520      215,701
                                                                                  2002        $11.520      $12.354      195,047
                                                                                  2003        $12.354      $12.439      155,786
                                                                                  2004        $12.439      $12.678       44,922
                                                                                  2005        $12.678      $12.724       47,296
                                                                                  2006        $12.724      $13.034       54,868
                                                                                  2007        $13.034      $13.625       53,132
                                                                                  2008        $13.625      $13.976       50,942

                     LBL CONSULTANT I VARIABLE ANNUITY--SAI

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

            Basic Policy plus Death Benefit and Income Benefit Rider

                           Mortality & Expense = 1.55



                                                                                                                      Number of
                                                                                           Accumulation Accumulation    Units
                                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                                 Ending    at Beginning    at End     at End of
Sub Accounts                                                                   December 31  of Period    of Period      Period
--------------------------------------------------------------------------------------------------------------------------------
Federated Capital Income Fund II
                                                                                  1999        $11.120      $11.120       24,931
                                                                                  2000        $11.120       $9.960       25,605
                                                                                  2001         $9.960       $8.450       28,263
                                                                                  2002         $8.450       $8.804       65,223
                                                                                  2003         $6.323       $7.505       19,781
                                                                                  2004         $7.505       $8.115       16,754
                                                                                  2005         $8.115       $8.484       15,116
                                                                                  2006         $8.484       $9.651       14,559
                                                                                  2007         $9.651       $9.876       27,091
                                                                                  2008         $9.876       $7.734       44,755
--------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager Portfolio--Initial Class
                                                                                  1999        $10.790      $11.790       17,720
                                                                                  2000        $11.790      $11.140       29,654
                                                                                  2001        $11.140      $10.510       35,309
                                                                                  2002        $10.510       $9.435       33,512
                                                                                  2003         $9.435      $10.948       34,062
                                                                                  2004        $10.948      $11.358       36,895
                                                                                  2005        $11.358      $11.625       34,878
                                                                                  2006        $11.625      $12.272       27,020
                                                                                  2007        $12.272      $13.941       18,892
                                                                                  2008        $13.941       $9.775       16,518
--------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund Portfolio--Initial Class
                                                                                  1999        $11.440      $13.980      107,737
                                                                                  2000        $13.980      $12.840      205,850
                                                                                  2001        $12.840      $11.090      197,969
                                                                                  2002        $11.090       $9.885      194,863
                                                                                  2003         $9.885      $12.491      191,129
                                                                                  2004        $12.491      $14.188      218,223
                                                                                  2005        $14.188      $16.321      228,406
                                                                                  2006        $16.321      $17.935      216,216
                                                                                  2007        $17.935      $20.744      178,076
                                                                                  2008        $20.744      $11.729      162,169
--------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio--Initial Class
                                                                                  1999        $10.820      $11.310      105,296
                                                                                  2000        $11.310      $12.060      177,529
                                                                                  2001        $12.060      $11.280      232,958
                                                                                  2002        $11.280       $9.212      241,080
                                                                                  2003         $9.212      $11.810      181,350
                                                                                  2004        $11.810      $12.957      162,289
                                                                                  2005        $12.957      $13.493      142,923
                                                                                  2006        $13.493      $15.953      149,069
                                                                                  2007        $15.953      $15.930      154,507
                                                                                  2008        $15.930       $8.986      151,363

                     LBL CONSULTANT I VARIABLE ANNUITY--SAI

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

            Basic Policy plus Death Benefit and Income Benefit Rider

                           Mortality & Expense = 1.55



                                                                                                                      Number of
                                                                                           Accumulation Accumulation    Units
                                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                                 Ending    at Beginning    at End     at End of
Sub Accounts                                                                   December 31  of Period    of Period      Period
--------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio--Initial Class
                                                                                  1999        $11.610      $15.690      137,301
                                                                                  2000        $15.690      $13.740      235,989
                                                                                  2001        $13.740      $11.130      205,086
                                                                                  2002        $11.130       $7.651      270,500
                                                                                  2003         $7.651       $9.998      180,441
                                                                                  2004         $9.998      $10.167      151,515
                                                                                  2005        $10.167      $10.581      143,650
                                                                                  2006        $10.581      $11.121      119,157
                                                                                  2007        $11.121      $13.887      120,377
                                                                                  2008        $13.887       $7.217      106,538
--------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Index 500 Portfolio--Initial Class
                                                                                  1999        $11.350      $13.450      623,829
                                                                                  2000        $13.450      $12.000      805,200
                                                                                  2001        $12.000      $10.370      556,856
                                                                                  2002        $10.370       $7.932      452,186
                                                                                  2003         $7.932      $10.019      372,133
                                                                                  2004        $10.019      $10.902      303,187
                                                                                  2005        $10.902      $11.241      255,105
                                                                                  2006        $11.241      $12.797      191,447
                                                                                  2007        $12.797      $13.271      156,996
                                                                                  2008        $13.271       $8.224      152,421
--------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Money Market Portfolio--Initial Class
                                                                                  1999        $10.130      $10.480      276,322
                                                                                  2000        $10.480      $10.960      238,757
                                                                                  2001        $10.960      $11.230      203,954
                                                                                  2002        $11.230      $11.237      249,876
                                                                                  2003        $11.237      $11.164      204,452
                                                                                  2004        $11.164      $11.114      181,129
                                                                                  2005        $11.114      $11.264      121,417
                                                                                  2006        $11.264      $11.622      118,163
                                                                                  2007        $11.622      $12.027       83,155
                                                                                  2008        $12.027      $12.188      132,466
--------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio--Initial Class
                                                                                  1999        $10.480      $14.710        9,578
                                                                                  2000        $14.710      $11.700       34,023
                                                                                  2001        $11.700       $9.070       30,189
                                                                                  2002         $9.070       $7.114       29,690
                                                                                  2003         $7.114      $10.033       41,305
                                                                                  2004        $10.033      $11.215       44,382
                                                                                  2005        $11.215      $13.133       68,124
                                                                                  2006        $13.133      $15.254       72,261
                                                                                  2007        $15.254      $17.600       70,044
                                                                                  2008        $17.600       $9.728       64,824

                     LBL CONSULTANT I VARIABLE ANNUITY--SAI

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

            Basic Policy plus Death Benefit and Income Benefit Rider

                           Mortality & Expense = 1.55



                                                                                                                      Number of
                                                                                           Accumulation Accumulation    Units
                                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                                 Ending    at Beginning    at End     at End of
Sub Accounts                                                                   December 31  of Period    of Period      Period
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Mid Cap Growth Portfolio--Institutional Shares
                                                                                  1999        $12.250      $27.170       98,325
                                                                                  2000        $27.170      $18.220      364,334
                                                                                  2001        $18.220      $10.850      323,876
                                                                                  2002        $10.850       $7.691      301,246
                                                                                  2003         $7.691      $10.220      254,798
                                                                                  2004        $10.220      $12.139      227,769
                                                                                  2005        $12.139      $13.410      211,365
                                                                                  2006        $13.410      $14.987      188,828
                                                                                  2007        $14.987      $17.989      162,720
                                                                                  2008        $17.989       $9.958      150,992
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Balanced Portfolio--Institutional Shares
                                                                                  1999        $11.670      $14.550      128,056
                                                                                  2000        $14.550      $13.990      240,082
                                                                                  2001        $13.990      $13.110      201,771
                                                                                  2002        $13.110      $12.067      171,783
                                                                                  2003        $12.067      $13.538      148,368
                                                                                  2004        $13.538      $14.452      126,529
                                                                                  2005        $14.452      $15.346      119,871
                                                                                  2006        $15.346      $16.714       97,813
                                                                                  2007        $16.714      $18.171       70,729
                                                                                  2008        $18.171      $15.042       65,192
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Flexible Bond Portfolio--Institutional Shares
                                                                                  1999        $10.240      $10.230       27,217
                                                                                  2000        $10.230      $10.690       40,209
                                                                                  2001        $10.690      $11.330      114,184
                                                                                  2002        $11.330      $12.313       70,265
                                                                                  2003        $12.313      $12.886       52,369
                                                                                  2004        $12.886      $13.178       50,191
                                                                                  2005        $13.178      $13.223       37,935
                                                                                  2006        $13.223      $13.555       21,678
                                                                                  2007        $13.555      $14.271       16,363
                                                                                  2008        $14.271      $14.883        8,618
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Large Cap Growth Portfolio--Institutional Shares
                                                                                  1999        $11.840      $16.770      258,055
                                                                                  2000        $16.770      $14.090      567,172
                                                                                  2001        $14.090      $10.430      537,228
                                                                                  2002        $10.430       $7.541      459,298
                                                                                  2003         $7.541       $9.772      349,028
                                                                                  2004         $9.772      $10.046      274,531
                                                                                  2005        $10.046      $10.306      233,900
                                                                                  2006        $10.306      $11.291      225,097
                                                                                  2007        $11.291      $12.781      198,425
                                                                                  2008        $12.781       $7.578      183,863
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Foreign Stock Portfolio--Service Shares
                                                                                  2002        $10.000       $7.742        5,719
                                                                                  2003         $7.742      $10.157        3,201
                                                                                  2004        $10.157      $11.812       19,692
                                                                                  2005        $11.812      $12.344       38,191
                                                                                  2006        $12.344      $14.335       32,393
                                                                                  2007        $14.335      $16.673       24,098
                                                                                  2008        $16.673      $15.677            0

                     LBL CONSULTANT I VARIABLE ANNUITY--SAI

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

            Basic Policy plus Death Benefit and Income Benefit Rider

                           Mortality & Expense = 1.55



                                                                                                                      Number of
                                                                                           Accumulation Accumulation    Units
                                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                                 Ending    at Beginning    at End     at End of
Sub Accounts                                                                   December 31  of Period    of Period      Period
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Worldwide Growth Portfolio--Institutional Shares
                                                                                  1999        $10.670      $17.260      193,058
                                                                                  2000        $17.260      $14.310      503,290
                                                                                  2001        $14.310      $10.920      554,236
                                                                                  2002        $10.920       $8.002      478,457
                                                                                  2003         $8.002       $9.759      373,428
                                                                                  2004         $9.759      $10.058      288,675
                                                                                  2005        $10.058      $10.474      214,883
                                                                                  2006        $10.474      $12.179      191,886
                                                                                  2007        $12.179      $13.132      161,995
                                                                                  2008        $13.132       $7.148      144,806
--------------------------------------------------------------------------------------------------------------------------------
Legg Mason Partners Variable Investors Portfolio--Class I
                                                                                  2004        $10.000      $10.924       10,304
                                                                                  2005        $10.924      $11.448        7,070
                                                                                  2006        $11.448      $13.317        7,115
                                                                                  2007        $13.317      $13.609        7,536
                                                                                  2008        $13.609       $8.618        7,278
--------------------------------------------------------------------------------------------------------------------------------
LSA Balanced
                                                                                  2002        $10.000       $8.538            0
                                                                                  2003         $8.654      $11.001        3,035
                                                                                  2004        $11.001      $11.118            0
--------------------------------------------------------------------------------------------------------------------------------
MFS Growth--Initial Class
                                                                                  1999        $11.730      $20.390       62,647
                                                                                  2000        $20.390      $16.130      172,478
                                                                                  2001        $16.130      $10.550      206,482
                                                                                  2002        $10.550       $6.873      176,564
                                                                                  2003         $6.873       $8.804      198,037
                                                                                  2004         $8.804       $9.782      182,144
                                                                                  2005         $9.782      $10.507      162,625
                                                                                  2006        $10.507      $11.151      142,406
                                                                                  2007        $11.151      $13.290      124,607
                                                                                  2008        $13.290       $8.181      128,035
--------------------------------------------------------------------------------------------------------------------------------
MFS Investors Trust Series--Initial Class
                                                                                  1999        $11.180      $11.730       52,396
                                                                                  2000        $11.730      $11.520       78,791
                                                                                  2001        $11.520       $9.530       91,075
                                                                                  2002         $9.530       $7.405       81,205
                                                                                  2003         $7.405       $8.898       70,704
                                                                                  2004         $8.898       $9.746       56,446
                                                                                  2005         $9.746      $10.288       44,683
                                                                                  2006        $10.288      $11.435       32,985
                                                                                  2007        $11.435      $12.406       23,985
                                                                                  2008        $12.406       $8.166       38,545

                     LBL CONSULTANT I VARIABLE ANNUITY--SAI

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

            Basic Policy plus Death Benefit and Income Benefit Rider

                           Mortality & Expense = 1.55



                                                                                                                      Number of
                                                                                           Accumulation Accumulation    Units
                                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                                 Ending    at Beginning    at End     at End of
Sub Accounts                                                                   December 31  of Period    of Period      Period
--------------------------------------------------------------------------------------------------------------------------------
MFS New Discovery Series--Initial Class
                                                                                  1999        $11.340      $19.370        4,834
                                                                                  2000        $19.370      $18.640       79,016
                                                                                  2001        $18.640      $17.410       84,600
                                                                                  2002        $17.410      $11.711       52,099
                                                                                  2003        $11.711      $15.403       54,179
                                                                                  2004        $15.403      $16.139       50,201
                                                                                  2005        $16.139      $16.708       37,200
                                                                                  2006        $16.708      $18.608       30,089
                                                                                  2007        $18.608      $18.762       23,453
                                                                                  2008        $18.762      $11.196       19,314
--------------------------------------------------------------------------------------------------------------------------------
MFS Research Series--Initial Class
                                                                                  1999        $11.060      $13.490       29,595
                                                                                  2000        $13.490      $12.630       74,482
                                                                                  2001        $12.630       $9.780       90,279
                                                                                  2002         $9.780       $7.261       83,352
                                                                                  2003         $7.261       $8.907       67,615
                                                                                  2004         $8.907      $10.150       66,633
                                                                                  2005        $10.150      $10.763       52,736
                                                                                  2006        $10.763      $11.696       51,083
                                                                                  2007        $11.696      $13.023       40,872
                                                                                  2008        $13.023       $8.187       34,029
--------------------------------------------------------------------------------------------------------------------------------
MFS Total Return Series--Initial Class
                                                                                  1999        $10.590      $10.740       27,465
                                                                                  2000        $10.740      $12.260       42,639
                                                                                  2001        $12.260      $12.090       60,314
                                                                                  2002        $12.090      $11.274       60,672
                                                                                  2003        $11.274      $12.900       75,780
                                                                                  2004        $12.900      $14.125      106,104
                                                                                  2005        $14.125      $14.287      100,419
                                                                                  2006        $14.287      $15.725       85,293
                                                                                  2007        $15.725      $16.118       75,459
                                                                                  2008        $16.118      $12.345       57,445
--------------------------------------------------------------------------------------------------------------------------------
Premier VIT OpCap Balanced Portfolio
                                                                                  2004        $10.000      $10.783       13,967
                                                                                  2005        $10.783      $10.897       14,469
                                                                                  2006        $10.897      $11.877       11,774
                                                                                  2007        $11.877      $11.163       11,147
                                                                                  2008        $11.163       $7.557       10,139
--------------------------------------------------------------------------------------------------------------------------------
Premier VIT OpCap Small Cap Portfolio
                                                                                  2002        $10.000       $7.181        6,099
                                                                                  2003         $7.181      $10.076       17,992
                                                                                  2004        $10.076      $11.683       22,600
                                                                                  2005        $11.683      $11.499       20,151
                                                                                  2006        $11.499      $14.036       42,325
                                                                                  2007        $14.036      $13.884       33,613
                                                                                  2008        $13.884       $7.971       24,104

                     LBL CONSULTANT I VARIABLE ANNUITY--SAI

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

            Basic Policy plus Death Benefit and Income Benefit Rider

                           Mortality & Expense = 1.55



                                                                                                                      Number of
                                                                                           Accumulation Accumulation    Units
                                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                                 Ending    at Beginning    at End     at End of
Sub Accounts                                                                   December 31  of Period    of Period      Period
--------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund/VA--Service Shares
                                                                                  2002        $10.000       $7.826       17,945
                                                                                  2003         $7.826      $11.104       21,627
                                                                                  2004        $11.104      $13.017      123,438
                                                                                  2005        $13.017      $14.049       86,936
                                                                                  2006        $14.049      $15.845       76,214
                                                                                  2007        $15.845      $15.368       49,327
                                                                                  2008        $15.368       $9.371       37,185
--------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)--Administrative Shares
                                                                                  2002        $10.000      $10.537        1,681
                                                                                  2003        $10.537      $10.598       11,601
                                                                                  2004        $10.598      $11.004        5,691
                                                                                  2005        $11.004      $11.382       10,029
                                                                                  2006        $11.382      $11.441        8,686
                                                                                  2007        $11.441      $11.662        8,154
                                                                                  2008        $11.662      $11.198       14,918
--------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio--Administrative Shares
                                                                                  2002        $10.000      $10.529      121,362
                                                                                  2003        $10.529      $10.878      133,199
                                                                                  2004        $10.878      $11.223       79,473
                                                                                  2005        $11.223      $11.309       38,426
                                                                                  2006        $11.309      $11.553       34,681
                                                                                  2007        $11.553      $12.360       42,079
                                                                                  2008        $12.360      $12.743       57,039
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund--Class IB
                                                                                  2002        $10.000       $8.176        4,151
                                                                                  2003         $8.176      $11.087        4,977
                                                                                  2004        $11.087      $13.193        8,707
                                                                                  2005        $13.193      $14.808       28,083
                                                                                  2006        $14.808      $18.532       40,781
                                                                                  2007        $18.532      $19.505       48,592
                                                                                  2008        $19.505      $10.356       26,933
--------------------------------------------------------------------------------------------------------------------------------
Ridgeworth Large Cap Growth Stock Fund
                                                                                  1999        $10.000      $10.051          353
                                                                                  2000        $10.051      $10.191            0
                                                                                  2001        $10.191       $9.487            0
                                                                                  2002         $9.487       $7.289            0
                                                                                  2003         $7.289       $8.493        3,151
                                                                                  2004         $8.493       $8.918        3,322
                                                                                  2005         $8.918       $8.694        2,890
                                                                                  2006         $8.694       $9.478        3,448
                                                                                  2007         $9.478      $10.746        2,610
                                                                                  2008        $10.746       $6.270          907

                     LBL CONSULTANT I VARIABLE ANNUITY--SAI

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

            Basic Policy plus Death Benefit and Income Benefit Rider

                           Mortality & Expense = 1.55



                                                                                                                      Number of
                                                                                           Accumulation Accumulation    Units
                                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                                 Ending    at Beginning    at End     at End of
Sub Accounts                                                                   December 31  of Period    of Period      Period
--------------------------------------------------------------------------------------------------------------------------------
Ridgeworth Large Cap Value Equity Fund
                                                                                  1999        $10.000       $8.615            0
                                                                                  2000         $8.615       $9.358       26,173
                                                                                  2001         $9.360       $9.100       68,339
                                                                                  2002         $9.100       $7.430       50,097
                                                                                  2003         $7.430       $8.999       45,222
                                                                                  2004         $8.999      $10.205      112,653
                                                                                  2005        $10.205      $10.415       51,057
                                                                                  2006        $10.415      $12.546       66,319
                                                                                  2007        $12.546      $12.779       39,610
                                                                                  2008        $12.779       $8.448       37,456
--------------------------------------------------------------------------------------------------------------------------------
Strong Mid Cap Growth II--Investor Class
                                                                                  1999        $11.400      $21.290       12,658
                                                                                  2000        $21.290      $17.830       83,687
                                                                                  2001        $17.830      $12.140       73,167
                                                                                  2002        $12.140       $7.458       57,719
                                                                                  2003         $7.458       $9.846       56,608
                                                                                  2004         $9.846      $11.541       85,988
--------------------------------------------------------------------------------------------------------------------------------
Strong Opportunity II--Investor Class
                                                                                  1999        $10.920      $14.490        7,846
                                                                                  2000        $14.490      $15.190       54,610
                                                                                  2001        $15.190      $14.390       78,577
                                                                                  2002        $14.390      $10.358       79,126
                                                                                  2003        $10.358      $13.959       71,705
                                                                                  2004        $13.959      $16.233       69,356
--------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income Portfolio--I
                                                                                  1999        $10.770      $10.990       31,694
                                                                                  2000        $10.990      $12.220       76,993
                                                                                  2001        $12.220      $12.190      156,026
                                                                                  2002        $12.190      $10.418      110,443
                                                                                  2003        $10.418      $12.861      127,776
                                                                                  2004        $12.861      $14.538      184,824
                                                                                  2005        $14.538      $14.861      200,541
                                                                                  2006        $14.861      $17.392      173,699
                                                                                  2007        $17.392      $17.664      126,613
                                                                                  2008        $17.664      $11.101      109,360
--------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock Portfolio--I
                                                                                  1999        $10.760      $14.110        5,012
                                                                                  2000        $14.110      $11.410       27,962
                                                                                  2001        $11.410       $8.730       25,668
                                                                                  2002         $8.730       $7.014       32,251
                                                                                  2003         $7.014       $9.005       25,759
                                                                                  2004         $9.005      $10.077       37,821
                                                                                  2005        $10.077      $11.503       69,893
                                                                                  2006        $11.503      $13.475       49,210
                                                                                  2007        $13.475      $14.981       45,099
                                                                                  2008        $14.981       $7.559       35,713

                     LBL CONSULTANT I VARIABLE ANNUITY--SAI

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

            Basic Policy plus Death Benefit and Income Benefit Rider

                           Mortality & Expense = 1.55



                                                                                                                      Number of
                                                                                           Accumulation Accumulation    Units
                                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                                 Ending    at Beginning    at End     at End of
Sub Accounts                                                                   December 31  of Period    of Period      Period
--------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Portfolio--I
                                                                                  1999        $11.490      $13.980       12,775
                                                                                  2000        $13.980      $14.770       32,000
                                                                                  2001        $14.770      $14.390       50,183
                                                                                  2002        $14.390      $11.148       57,545
                                                                                  2003        $11.148      $15.175       81,247
                                                                                  2004        $15.175      $17.665       82,382
                                                                                  2005        $17.665      $19.938       76,554
                                                                                  2006        $19.938      $20.914       59,413
                                                                                  2007        $20.914      $24.173       44,406
                                                                                  2008        $24.173      $14.324       36,320
--------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price New America Growth Portfolio--I
                                                                                  1999        $11.230      $12.460        6,584
                                                                                  2000        $12.460      $10.950       23,411
                                                                                  2001        $10.950       $9.490       17,653
                                                                                  2002         $9.490       $6.695       93,505
                                                                                  2003         $6.695       $8.897       26,691
                                                                                  2004         $8.897       $9.704       25,316
                                                                                  2005         $9.704       $9.973       33,827
                                                                                  2006         $9.973      $10.529       24,000
                                                                                  2007        $10.529      $11.783       17,147
                                                                                  2008        $11.783       $7.157       19,068
--------------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Mid Cap Growth Portfolio, Class II
                                                                                  2004        $10.000      $11.125        8,293
                                                                                  2005        $11.125      $12.161        4,486
                                                                                  2006        $12.161      $12.552        5,838
                                                                                  2007        $12.552      $14.518        4,437
                                                                                  2008        $14.518       $7.592        4,331
--------------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income Portfolio, Class II
                                                                                  2003         $8.141      $10.224       12,949
                                                                                  2004        $10.224      $11.477       17,744
                                                                                  2005        $11.477      $12.387       57,205
                                                                                  2006        $12.387      $14.131       44,045
                                                                                  2007        $14.131      $14.249       21,733
                                                                                  2008        $14.249       $9.501       17,025
--------------------------------------------------------------------------------------------------------------------------------
UIF U.S. Mid Cap Value Portfolio, Class I
                                                                                  2004        $10.000      $11.302       28,827
                                                                                  2005        $11.302      $12.486       64,891
                                                                                  2006        $12.486      $14.824       57,894
                                                                                  2007        $14.824      $15.724       42,479
                                                                                  2008        $15.724       $9.081       35,933
--------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT Discovery Fund
                                                                                  2005        $10.000      $11.450       34,812
                                                                                  2006        $11.450      $12.910       31,311
                                                                                  2007        $12.910      $15.532       34,372
                                                                                  2008        $15.532       $8.501       33,494

                     LBL CONSULTANT I VARIABLE ANNUITY--SAI

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

            Basic Policy plus Death Benefit and Income Benefit Rider

                           Mortality & Expense = 1.55



                                                                                                                      Number of
                                                                                           Accumulation Accumulation    Units
                                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                                 Ending    at Beginning    at End     at End of
Sub Accounts                                                                   December 31  of Period    of Period      Period
--------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT Opportunity Fund
                                                                                   2005       $10.000      $11.010      75,585
                                                                                   2006       $11.010      $12.151      66,503
                                                                                   2007       $12.151      $12.744      66,117
                                                                                   2008       $12.744       $7.509      58,329
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen International Growth--Service Shares
                                                                                   2008       $10.000       $7.297      11,179



* The LBL Consultant Variable Annuity I Contracts and all of the Variable Sub-Accounts shown below were first offered under the Contracts on September 9, 1998, except for the Janus Aspen Series International Growth - Service Shares Sub-Account, LSA Balanced, Oppenheimer Main Street Small Cap/VA-- Service Shares Sub-Account, PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)-- Administrative Shares Sub-Account, PIMCO VIT Total Return -- Administrative Shares Sub-Account, Premier VIT OpCap Balanced Sub-Account, Premier VIT OpCap Small Cap Sub-Account, Putnam VT International Growth and Income-- Class IB Sub-Account, Van Kampen LIT Aggressive Growth, Class II Sub- Account, Van Kampen LIT Growth and Income, Class II Sub-Account which were first offered under the Contracts on May 1, 2002; the AIM V.I. Basic Value-- Series I Sub-Account, Legg Mason Partners Variable Investors--Class I Sub- Account, UIF U.S. Mid Cap Value, Class I Sub-Account which were first offered under the Contracts on April 30, 2004; the Wells Fargo Advantage VT Discovery Sub-Account, Wells Fargo Advantage VT Opportunity Sub-Account which were first offered under the Contracts on April 8, 2005; and the DWS Balanced--Class A Sub-Account which was first offered under the Contracts on April 29, 2005. Accumulation unit value: unit of measure used to calculate the value or a Contract Owner's interest in a Sub-Account for any Valuation Period. An Accumulation Unit Value does not reflect deduction of certain charges under the Contract that are deducted from your Contract Value, such as the Contract Maintenance Charge.

     Effective May 1, 2004, the T. Rowe Price Mid-Cap Growth Portfolio--I is no longer available for new investments. If you are currently invested in the Variable Sub-account that invests in this Portfolio you may continue your investment. If, prior to May 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

     Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

                 --------------------------------
                     Lincoln Benefit Life
                     Variable Annuity
                     Account
                     Financial Statements as of December 31,
                     2008 and for the periods ended
                     December 31, 2008 and 2007, and Report
                     of Independent Registered Public
                     Accounting Firm


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of Lincoln Benefit Life Company:

   We have audited the accompanying statements of net assets of each of the individual sub-accounts disclosed in Note 1 which comprise the Lincoln Benefit Life Variable Annuity Account (the "Account") as of December 31, 2008, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the Account's fund managers. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the individual sub-accounts disclosed in Note 1 which comprise the Lincoln Benefit Life Variable Annuity Account as of December 31, 2008, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP


Chicago, Illinois
April 17, 2009

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                     AIM Variable AIM Variable  AIM Variable    AIM Variable    AIM Variable    AIM Variable
                      Insurance    Insurance      Insurance       Insurance       Insurance       Insurance
                        Funds        Funds     Funds Series II Funds Series II Funds Series II Funds Series II
                     Sub-Account  Sub-Account    Sub-Account     Sub-Account     Sub-Account     Sub-Account
                     ------------ ------------ --------------- --------------- --------------- ---------------
                                   AIM V. I.                      AIM V. I.                       AIM V. I.
                      AIM V. I.     Capital       AIM V. I.        Capital     AIM V. I. Core   Mid Cap Core
                     Basic Value  Appreciation Basic Value II  Appreciation II    Equity II       Equity II
                     ------------ ------------ --------------- --------------- --------------- ---------------
ASSETS
Investments at fair
  value............. $ 9,081,546    $489,706     $ 5,501,363     $1,737,390      $4,819,557      $ 9,811,865
                     -----------    --------     -----------     ----------      ----------      -----------
   Total assets..... $ 9,081,546    $489,706     $ 5,501,363     $1,737,390      $4,819,557      $ 9,811,865
                     ===========    ========     ===========     ==========      ==========      ===========
NET ASSETS
Accumulation units.. $ 9,080,407    $485,664     $ 5,501,363     $1,737,390      $4,819,557      $ 9,811,865
Contracts in payout
  (annuitization)
  period............       1,139       4,042              --             --              --               --
                     -----------    --------     -----------     ----------      ----------      -----------
   Total net assets. $ 9,081,546    $489,706     $ 5,501,363     $1,737,390      $4,819,557      $ 9,811,865
                     ===========    ========     ===========     ==========      ==========      ===========
FUND SHARE
  INFORMATION
Number of shares....   2,215,011      28,994       1,351,686        104,599         245,645        1,151,627
                     ===========    ========     ===========     ==========      ==========      ===========
Cost of investments. $19,646,933    $730,464     $11,658,284     $2,450,288      $6,128,034      $14,196,182
                     ===========    ========     ===========     ==========      ==========      ===========
ACCUMULATION
  UNIT VALUE
   Lowest........... $      5.78    $   6.36     $      5.52     $     6.73      $     7.61      $      9.02
                     ===========    ========     ===========     ==========      ==========      ===========
   Highest.......... $      6.03    $   6.47     $      5.91     $     7.20      $     7.90      $      9.66
                     ===========    ========     ===========     ==========      ==========      ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                                                                                                  The Alger
                       The Alger      The Alger      The Alger      The Alger      The Alger    American Fund
                     American Fund  American Fund  American Fund  American Fund  American Fund   (Series - S)
                      Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account
                     -------------- -------------- -------------- -------------- -------------- --------------
                     Alger American Alger American                Alger American Alger American Alger American
                        Capital        Income &    Alger American     MidCap        SmallCap       Capital
                      Appreciation      Growth        LargeCap        Growth         Growth      Appreciation
                      Portfolio -    Portfolio -      Growth -     Portfolio -    Portfolio -    Portfolio -
                        Class O        Class O        Class O        Class O        Class O        Class S
                     -------------- -------------- -------------- -------------- -------------- --------------
ASSETS
Investments at fair
  value.............  $ 9,783,844     $6,152,396    $ 7,311,617    $12,757,689    $ 7,902,148     $3,339,782
                      -----------     ----------    -----------    -----------    -----------     ----------
   Total assets.....  $ 9,783,844     $6,152,396    $ 7,311,617    $12,757,689    $ 7,902,148     $3,339,782
                      ===========     ==========    ===========    ===========    ===========     ==========
NET ASSETS
Accumulation units..  $ 9,778,247     $6,143,192    $ 7,297,191    $12,755,691    $ 7,900,678     $3,339,782
Contracts in payout
  (annuitization)
  period............        5,597          9,204         14,426          1,998          1,470             --
                      -----------     ----------    -----------    -----------    -----------     ----------
   Total net assets.  $ 9,783,844     $6,152,396    $ 7,311,617    $12,757,689    $ 7,902,148     $3,339,782
                      ===========     ==========    ===========    ===========    ===========     ==========
FUND SHARE
  INFORMATION
Number of shares....      321,943        854,499        276,118      1,812,172        449,496        111,811
                      ===========     ==========    ===========    ===========    ===========     ==========
Cost of investments.  $11,565,802     $9,066,233    $11,200,992    $32,206,391    $10,384,471     $4,641,557
                      ===========     ==========    ===========    ===========    ===========     ==========
ACCUMULATION
  UNIT VALUE
   Lowest...........  $      5.39     $     5.01    $      4.53    $      5.96    $      4.73     $     8.95
                      ===========     ==========    ===========    ===========    ===========     ==========
   Highest..........  $     13.72     $     9.56    $      8.68    $     11.11    $      7.90     $     9.58
                      ===========     ==========    ===========    ===========    ===========     ==========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                                                       DWS         DWS
                                                   Investment  Investment
                       The Alger      The Alger     Variable    Variable
                     American Fund  American Fund   Insurance   Insurance         DWS               DWS
                      (Series - S)   (Series - S)  Trust Funds Trust Funds Variable Series I Variable Series I
                      Sub-Account    Sub-Account   Sub-Account Sub-Account    Sub-Account       Sub-Account
                     -------------- -------------- ----------- ----------- ----------------- -----------------
                     Alger American Alger American
                        LargeCap        MidCap
                         Growth         Growth         DWS         DWS                              DWS
                      Portfolio -    Portfolio -   Equity 500   Small Cap         DWS             Global
                        Class S        Class S      Index VIP   Index VIP     Bond VIP A     Opportunities VIP
                     -------------- -------------- ----------- ----------- ----------------- -----------------
ASSETS
Investments at fair
  value.............   $7,546,979    $ 6,871,001   $2,150,004  $  708,392     $ 8,438,185       $5,586,551
                       ----------    -----------   ----------  ----------     -----------       ----------
   Total assets.....   $7,546,979    $ 6,871,001   $2,150,004  $  708,392     $ 8,438,185       $5,586,551
                       ==========    ===========   ==========  ==========     ===========       ==========
NET ASSETS
Accumulation units..   $7,546,979    $ 6,871,001   $2,150,004  $  708,392     $ 8,417,938       $5,583,689
Contracts in payout
  (annuitization)
  period............           --             --           --          --          20,247            2,862
                       ----------    -----------   ----------  ----------     -----------       ----------
   Total net assets.   $7,546,979    $ 6,871,001   $2,150,004  $  708,392     $ 8,438,185       $5,586,551
                       ==========    ===========   ==========  ==========     ===========       ==========
FUND SHARE
  INFORMATION
Number of shares....      287,723      1,001,604      225,367      82,180       1,534,216          717,144
                       ==========    ===========   ==========  ==========     ===========       ==========
Cost of investments.   $9,923,497    $17,189,752   $2,801,240  $1,062,856     $10,527,744       $9,677,938
                       ==========    ===========   ==========  ==========     ===========       ==========
ACCUMULATION
  UNIT VALUE
   Lowest...........   $     6.73    $      6.17   $     9.45  $    11.38     $     10.79       $     6.92
                       ==========    ===========   ==========  ==========     ===========       ==========
   Highest..........   $     9.15    $      6.60   $     9.89  $    11.92     $     13.84       $    13.09
                       ==========    ===========   ==========  ==========     ===========       ==========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                                                                              Federated      Federated    Federated
                            DWS               DWS               DWS           Insurance      Insurance    Insurance
                     Variable Series I Variable Series I Variable Series II     Series        Series       Series
                        Sub-Account       Sub-Account       Sub-Account      Sub-Account    Sub-Account  Sub-Account
                     ----------------- ----------------- ------------------ -------------- ------------- -----------
                                                                                             Federated    Federated
                            DWS                                               Federated    Fund for U.S.    High
                        Growth and            DWS               DWS            Capital      Government   Income Bond
                       Income VIP A    International VIP   Balanced VIP A   Income Fund II Securities II   Fund II
                     ----------------- ----------------- ------------------ -------------- ------------- -----------
ASSETS
Investments at fair
  value.............    $1,359,714        $3,363,012         $5,723,283       $3,846,359    $28,120,328  $12,901,546
                        ----------        ----------         ----------       ----------    -----------  -----------
   Total assets.....    $1,359,714        $3,363,012         $5,723,283       $3,846,359    $28,120,328  $12,901,546
                        ==========        ==========         ==========       ==========    ===========  ===========
NET ASSETS
Accumulation units..    $1,359,714        $3,357,811         $5,713,365       $3,826,986    $27,966,070  $12,876,803
Contracts in payout
  (annuitization)
  period............            --             5,201              9,918           19,373        154,258       24,743
                        ----------        ----------         ----------       ----------    -----------  -----------
   Total net assets.    $1,359,714        $3,363,012         $5,723,283       $3,846,359    $28,120,328  $12,901,546
                        ==========        ==========         ==========       ==========    ===========  ===========
FUND SHARE
  INFORMATION
Number of shares....       265,569           515,799            329,682          530,532      2,455,924    2,564,920
                        ==========        ==========         ==========       ==========    ===========  ===========
Cost of investments.    $2,289,612        $5,672,742         $7,110,664       $5,058,811    $27,970,088  $19,147,476
                        ==========        ==========         ==========       ==========    ===========  ===========
ACCUMULATION
  UNIT VALUE
   Lowest...........    $     5.95        $     5.50         $     8.40       $     7.01    $     13.39  $      9.37
                        ==========        ==========         ==========       ==========    ===========  ===========
   Highest..........    $     6.92        $     8.08         $     8.58       $    12.81    $     17.63  $     14.13
                        ==========        ==========         ==========       ==========    ===========  ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                       Fidelity      Fidelity      Fidelity      Fidelity      Fidelity      Fidelity
                       Variable      Variable      Variable      Variable      Variable      Variable
                       Insurance     Insurance     Insurance     Insurance     Insurance     Insurance
                     Products Fund Products Fund Products Fund Products Fund Products Fund Products Fund
                      Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account
                     ------------- ------------- ------------- ------------- ------------- -------------
                       VIP Asset        VIP           VIP                                    VIP Money
                        Manager     Contrafund   Equity-Income  VIP Growth   VIP Index 500    Market
                     ------------- ------------- ------------- ------------- ------------- -------------
ASSETS
Investments at fair
  value.............  $ 7,526,760   $40,234,690   $22,742,955   $17,120,866   $27,556,888   $61,458,736
                      -----------   -----------   -----------   -----------   -----------   -----------
   Total assets.....  $ 7,526,760   $40,234,690   $22,742,955   $17,120,866   $27,556,888   $61,458,736
                      ===========   ===========   ===========   ===========   ===========   ===========
NET ASSETS
Accumulation units..  $ 7,514,206   $40,186,067   $22,725,378   $17,110,384   $27,528,428   $61,413,467
Contracts in payout
  (annuitization)
  period............       12,554        48,623        17,577        10,482        28,460        45,269
                      -----------   -----------   -----------   -----------   -----------   -----------
   Total net assets.  $ 7,526,760   $40,234,690   $22,742,955   $17,120,866   $27,556,888   $61,458,736
                      ===========   ===========   ===========   ===========   ===========   ===========
FUND SHARE
  INFORMATION
Number of shares....      730,045     2,614,340     1,725,566       727,619       277,819    61,458,736
                      ===========   ===========   ===========   ===========   ===========   ===========
Cost of investments.  $10,708,791   $66,132,473   $39,307,870   $26,228,684   $36,382,775   $61,458,736
                      ===========   ===========   ===========   ===========   ===========   ===========
ACCUMULATION
  UNIT VALUE
   Lowest...........  $      8.31   $      8.46   $      8.12   $      4.36   $      6.12   $     11.24
                      ===========   ===========   ===========   ===========   ===========   ===========
   Highest..........  $     14.86   $     18.38   $     18.29   $     15.68   $      8.93   $     14.86
                      ===========   ===========   ===========   ===========   ===========   ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------


                                       Fidelity          Fidelity          Fidelity          Fidelity          Fidelity
                       Fidelity        Variable          Variable          Variable          Variable          Variable
                       Variable        Insurance         Insurance         Insurance         Insurance         Insurance
                       Insurance     Products Fund     Products Fund     Products Fund     Products Fund     Products Fund
                     Products Fund (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2)
                      Sub-Account     Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                     ------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                       VIP Asset                              VIP
                          VIP           Manager       VIP Contrafund     Equity-Income      VIP Growth       VIP Index 500
                       Overseas    (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2)
                     ------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments at fair
  value.............  $12,213,013     $4,201,035        $23,561,873       $20,323,885       $10,104,721       $26,883,903
                      -----------     ----------        -----------       -----------       -----------       -----------
   Total assets.....  $12,213,013     $4,201,035        $23,561,873       $20,323,885       $10,104,721       $26,883,903
                      ===========     ==========        ===========       ===========       ===========       ===========
NET ASSETS
Accumulation units..  $12,192,860     $4,201,035        $23,561,873       $20,306,567       $10,104,721       $26,872,723
Contracts in payout
  (annuitization)
  period............       20,153             --                 --            17,318                --            11,180
                      -----------     ----------        -----------       -----------       -----------       -----------
   Total net assets.  $12,213,013     $4,201,035        $23,561,873       $20,323,885       $10,104,721       $26,883,903
                      ===========     ==========        ===========       ===========       ===========       ===========
FUND SHARE
  INFORMATION
Number of shares....    1,003,534        413,895          1,556,266         1,563,376           433,493           272,933
                      ===========     ==========        ===========       ===========       ===========       ===========
Cost of investments.  $18,479,033     $5,967,623        $43,431,612       $35,862,792       $13,851,332       $37,052,193
                      ===========     ==========        ===========       ===========       ===========       ===========
ACCUMULATION
  UNIT VALUE
   Lowest...........  $      6.94     $     8.23        $      8.81       $      7.04       $      6.51       $      7.53
                      ===========     ==========        ===========       ===========       ===========       ===========
   Highest..........  $     13.63     $     8.81        $      9.43       $      7.70       $      9.01       $      8.06
                      ===========     ==========        ===========       ===========       ===========       ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------


                         Fidelity          Fidelity          Fidelity
                         Variable          Variable          Variable
                         Insurance         Insurance         Insurance      Goldman Sachs   Goldman Sachs
                       Products Fund     Products Fund     Products Fund      Variable        Variable       J.P. Morgan
                     (Service Class 2) (Service Class 2) (Service Class 2) Insurance Trust Insurance Trust Series Trust II
                        Sub-Account       Sub-Account       Sub-Account      Sub-Account     Sub-Account     Sub-Account
                     ----------------- ----------------- ----------------- --------------- --------------- ---------------
                                                                                 VIT             VIT
                      VIP Investment       VIP Money                          Strategic      Structured
                        Grade Bond          Market         VIP Overseas     International       Small           Small
                     (Service Class 2) (Service Class 2) (Service Class 2)     Equity        Cap Equity        Company
                     ----------------- ----------------- ----------------- --------------- --------------- ---------------
ASSETS
Investments at fair
  value.............    $40,204,455       $58,299,986       $23,962,570      $1,896,975      $1,455,904      $1,761,622
                        -----------       -----------       -----------      ----------      ----------      ----------
   Total assets.....    $40,204,455       $58,299,986       $23,962,570      $1,896,975      $1,455,904      $1,761,622
                        ===========       ===========       ===========      ==========      ==========      ==========
NET ASSETS
Accumulation units..    $40,119,197       $58,299,986       $23,962,163      $1,889,839      $1,429,872      $1,757,319
Contracts in payout
  (annuitization)
  period............         85,258                --               407           7,136          26,032           4,303
                        -----------       -----------       -----------      ----------      ----------      ----------
   Total net assets.    $40,204,455       $58,299,986       $23,962,570      $1,896,975      $1,455,904      $1,761,622
                        ===========       ===========       ===========      ==========      ==========      ==========
FUND SHARE
  INFORMATION
Number of shares....      3,459,936        58,299,986         1,985,300         295,940         208,582         179,027
                        ===========       ===========       ===========      ==========      ==========      ==========
Cost of investments.    $43,118,541       $58,299,986       $38,756,240      $3,056,008      $2,538,883      $2,529,751
                        ===========       ===========       ===========      ==========      ==========      ==========
ACCUMULATION
  UNIT VALUE
   Lowest...........    $      9.64       $     10.23       $      8.88      $     7.30      $    10.64      $    10.22
                        ===========       ===========       ===========      ==========      ==========      ==========
   Highest..........    $     11.84       $     10.95       $     10.56      $     7.43      $    10.83      $    10.41
                        ===========       ===========       ===========      ==========      ==========      ==========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------


                     Janus Aspen  Janus Aspen  Janus Aspen Janus Aspen  Janus Aspen   Janus Aspen
                       Series       Series       Series      Series        Series       Series
                     Sub-Account  Sub-Account  Sub-Account Sub-Account  Sub-Account   Sub-Account
                     ----------- ------------- ----------- ----------- -------------- -----------
                                                  Forty     Large Cap                  Worldwide
                      Balanced   Flexible Bond  Portfolio    Growth    Mid Cap Growth   Growth
                     ----------- ------------- ----------- ----------- -------------- -----------
ASSETS
Investments at fair
  value............. $31,672,751  $16,770,319  $4,180,881  $13,797,601  $14,800,715   $13,547,201
                     -----------  -----------  ----------  -----------  -----------   -----------
   Total assets..... $31,672,751  $16,770,319  $4,180,881  $13,797,601  $14,800,715   $13,547,201
                     ===========  ===========  ==========  ===========  ===========   ===========
NET ASSETS
Accumulation units.. $31,622,788  $16,748,655  $4,180,881  $13,794,946  $14,796,499   $13,542,176
Contracts in payout
  (annuitization)
  period............      49,963       21,664          --        2,655        4,216         5,025
                     -----------  -----------  ----------  -----------  -----------   -----------
   Total net assets. $31,672,751  $16,770,319  $4,180,881  $13,797,601  $14,800,715   $13,547,201
                     ===========  ===========  ==========  ===========  ===========   ===========
FUND SHARE
  INFORMATION
Number of shares....   1,383,090    1,443,229     182,015      873,266      696,177       703,020
                     ===========  ===========  ==========  ===========  ===========   ===========
Cost of investments. $33,294,400  $17,095,546  $5,214,816  $20,943,010  $23,191,312   $21,559,394
                     ===========  ===========  ==========  ===========  ===========   ===========
ACCUMULATION
  UNIT VALUE
   Lowest........... $     10.22  $     14.31  $     9.81  $      4.42  $      3.59   $      4.04
                     ===========  ===========  ==========  ===========  ===========   ===========
   Highest.......... $     28.67  $     22.40  $    10.19  $     15.69  $     19.03   $     16.26
                     ===========  ===========  ==========  ===========  ===========   ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------


                       Janus Aspen      Janus Aspen      Janus Aspen      Janus Aspen      Janus Aspen      Janus Aspen
                          Series           Series           Series           Series           Series           Series
                     (Service Shares) (Service Shares) (Service Shares) (Service Shares) (Service Shares) (Service Shares)
                       Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
                     ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
                                                            INTECH
                                                         Risk-Managed    International                     Small Company
                         Balanced     Forty Portfolio   Core Portfolio       Growth       Mid Cap Value        Value
                     (Service Shares) (Service Shares) (Service Shares) (Service Shares) (Service Shares) (Service Shares)
                     ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
ASSETS
Investments at fair
  value.............    $8,198,276       $5,182,481       $3,373,886      $ 5,721,438      $15,708,394       $3,908,465
                        ----------       ----------       ----------      -----------      -----------       ----------
   Total assets.....    $8,198,276       $5,182,481       $3,373,886      $ 5,721,438      $15,708,394       $3,908,465
                        ==========       ==========       ==========      ===========      ===========       ==========
NET ASSETS
Accumulation units..    $8,198,276       $5,182,481       $3,373,886      $ 5,720,128      $15,708,394       $3,908,465
Contracts in payout
  (annuitization)
  period............            --               --               --            1,310               --               --
                        ----------       ----------       ----------      -----------      -----------       ----------
   Total net assets.    $8,198,276       $5,182,481       $3,373,886      $ 5,721,438      $15,708,394       $3,908,465
                        ==========       ==========       ==========      ===========      ===========       ==========
FUND SHARE
  INFORMATION
Number of shares....       345,191          228,102          425,996          219,971        1,476,353          348,970
                        ==========       ==========       ==========      ===========      ===========       ==========
Cost of investments.    $9,224,257       $6,965,951       $5,422,157      $13,125,258      $22,342,251       $6,054,409
                        ==========       ==========       ==========      ===========      ===========       ==========
ACCUMULATION
  UNIT VALUE
   Lowest...........    $    10.35       $     9.50       $     8.34      $      6.61      $      9.79       $     7.34
                        ==========       ==========       ==========      ===========      ===========       ==========
   Highest..........    $    11.07       $    10.17       $     8.93      $      8.76      $     10.47       $     7.72
                        ==========       ==========       ==========      ===========      ===========       ==========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------


                       Janus Aspen       Lazard       Lazard        Legg Mason        Legg Mason         Legg Mason
                          Series       Retirement   Retirement   Partners Variable Partners Variable Partners Variable
                     (Service Shares) Series, Inc. Series, Inc.    Income Trust      Income Trust       Portfolios I
                       Sub-Account    Sub-Account   Sub-Account     Sub-Account       Sub-Account       Sub-Account
                     ---------------- ------------ ------------- ----------------- ----------------- ------------------
                                                                    Legg Mason        Legg Mason
                        Worldwide       Emerging                     Variable       Variable Global      Legg Mason
                          Growth        Markets    International    Fundamental       High Yield     Variable Investors
                     (Service Shares)    Equity       Equity      Value Portfolio       Bond II         Portfolio I
                     ---------------- ------------ ------------- ----------------- ----------------- ------------------
ASSETS
Investments at fair
  value.............    $1,295,755     $5,558,872   $1,316,753      $5,744,615        $16,664,290       $ 8,642,749
                        ----------     ----------   ----------      ----------        -----------       -----------
   Total assets.....    $1,295,755     $5,558,872   $1,316,753      $5,744,615        $16,664,290       $ 8,642,749
                        ==========     ==========   ==========      ==========        ===========       ===========
NET ASSETS
Accumulation units..    $1,295,755     $5,496,731   $1,316,753      $5,717,338        $16,664,290       $ 8,614,403
Contracts in payout
  (annuitization)
  period............            --         62,141           --          27,277                 --            28,346
                        ----------     ----------   ----------      ----------        -----------       -----------
   Total net assets.    $1,295,755     $5,558,872   $1,316,753      $5,744,615        $16,664,290       $ 8,642,749
                        ==========     ==========   ==========      ==========        ===========       ===========
FUND SHARE
  INFORMATION
Number of shares....        67,841        479,627      159,994         428,064          3,120,654           850,664
                        ==========     ==========   ==========      ==========        ===========       ===========
Cost of investments.    $1,785,405     $8,649,891   $1,866,856      $9,944,154        $27,698,154       $11,888,521
                        ==========     ==========   ==========      ==========        ===========       ===========
ACCUMULATION
  UNIT VALUE
   Lowest...........    $     5.95     $    19.29   $     8.34      $     5.81        $      7.57       $      6.05
                        ==========     ==========   ==========      ==========        ===========       ===========
   Highest..........    $     6.97     $    22.19   $     8.49      $     5.95        $      8.10       $      8.78
                        ==========     ==========   ==========      ==========        ===========       ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                                                                                                      MFS Variable
                      MFS Variable    MFS Variable    MFS Variable    MFS Variable    MFS Variable   Insurance Trust
                     Insurance Trust Insurance Trust Insurance Trust Insurance Trust Insurance Trust (Service Class)
                       Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account
                     --------------- --------------- --------------- --------------- --------------- ---------------
                                      MFS Investors      MFS New                        MFS Total    MFS High Income
                       MFS Growth         Trust         Discovery     MFS Research       Return      (Service Class)
                     --------------- --------------- --------------- --------------- --------------- ---------------
ASSETS
Investments at fair
  value.............   $4,087,727      $3,372,575      $5,318,202      $1,681,737      $17,923,802     $5,978,001
                       ----------      ----------      ----------      ----------      -----------     ----------
   Total assets.....   $4,087,727      $3,372,575      $5,318,202      $1,681,737      $17,923,802     $5,978,001
                       ==========      ==========      ==========      ==========      ===========     ==========
NET ASSETS
Accumulation units..   $4,083,499      $3,371,099      $5,316,437      $1,681,737      $17,878,707     $5,967,207
Contracts in payout
  (annuitization)
  period............        4,228           1,476           1,765              --           45,095         10,794
                       ----------      ----------      ----------      ----------      -----------     ----------
   Total net assets.   $4,087,727      $3,372,575      $5,318,202      $1,681,737      $17,923,802     $5,978,001
                       ==========      ==========      ==========      ==========      ===========     ==========
FUND SHARE
  INFORMATION
Number of shares....      261,698         230,367         646,197         130,367        1,162,374        964,194
                       ==========      ==========      ==========      ==========      ===========     ==========
Cost of investments.   $5,587,761      $4,266,085      $8,801,352      $2,127,960      $22,563,007     $9,140,631
                       ==========      ==========      ==========      ==========      ===========     ==========
ACCUMULATION
  UNIT VALUE
   Lowest...........   $     4.09      $     6.89      $     5.32      $     5.68      $     11.15     $     7.67
                       ==========      ==========      ==========      ==========      ===========     ==========
   Highest..........   $     8.53      $     8.51      $    11.67      $     8.53      $     12.87     $     8.20
                       ==========      ==========      ==========      ==========      ===========     ==========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                      MFS Variable    MFS Variable    MFS Variable    MFS Variable    MFS Variable    MFS Variable
                     Insurance Trust Insurance Trust Insurance Trust Insurance Trust Insurance Trust Insurance Trust
                     (Service Class) (Service Class) (Service Class) (Service Class) (Service Class) (Service Class)
                       Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account
                     --------------- --------------- --------------- --------------- --------------- ---------------
                      MFS Investor    MFS Investors      MFS New        MFS Total
                      Growth Stock        Trust         Discovery        Return       MFS Utilities     MFS Value
                     (Service Class) (Service Class) (Service Class) (Service Class) (Service Class) (Service Class)
                     --------------- --------------- --------------- --------------- --------------- ---------------
ASSETS
Investments at fair
  value.............   $ 9,535,027     $1,743,903      $3,690,107      $11,503,291     $5,263,576      $4,726,437
                       -----------     ----------      ----------      -----------     ----------      ----------
   Total assets.....   $ 9,535,027     $1,743,903      $3,690,107      $11,503,291     $5,263,576      $4,726,437
                       ===========     ==========      ==========      ===========     ==========      ==========
NET ASSETS
Accumulation units..   $ 9,535,027     $1,743,903      $3,669,858      $11,490,959     $5,246,039      $4,726,437
Contracts in payout
  (annuitization)
  period............            --             --          20,249           12,332         17,537              --
                       -----------     ----------      ----------      -----------     ----------      ----------
   Total net assets.   $ 9,535,027     $1,743,903      $3,690,107      $11,503,291     $5,263,576      $4,726,437
                       ===========     ==========      ==========      ===========     ==========      ==========
FUND SHARE
  INFORMATION
Number of shares....     1,371,946        119,774         460,688          754,809        292,258         488,773
                       ===========     ==========      ==========      ===========     ==========      ==========
Cost of investments.   $13,100,286     $2,285,701      $6,334,542      $15,204,440     $7,013,775      $6,121,587
                       ===========     ==========      ==========      ===========     ==========      ==========
ACCUMULATION
  UNIT VALUE
   Lowest...........   $      7.25     $     8.47      $     6.28      $      8.82     $    12.61      $     9.18
                       ===========     ==========      ==========      ===========     ==========      ==========
   Highest..........   $      7.76     $     9.07      $     7.14      $      9.44     $    16.41      $     9.83
                       ===========     ==========      ==========      ===========     ==========      ==========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                       Oppenheimer     Oppenheimer     Oppenheimer
                        Variable        Variable        Variable     Panorama Series    PIMCO        PIMCO
                      Account Funds   Account Funds   Account Funds    Fund, Inc.      Variable    Variable
                     (Service Shares (Service Shares (Service Shares (Service Shares  Insurance    Insurance
                         ("SS"))         ("SS"))         ("SS"))         ("SS"))        Trust        Trust
                       Sub-Account     Sub-Account     Sub-Account     Sub-Account   Sub-Account  Sub-Account
                     --------------- --------------- --------------- --------------- ------------ -----------
                       Oppenheimer     Oppenheimer
                         Global        Main Street     Oppenheimer     Oppenheimer   Foreign Bond
                       Securities       Small Cap        Mid Cap      International  (US Dollar-     Money
                          (SS)          Fund (SS)       Fund (SS)      Growth (SS)     Hedged)      Market
                     --------------- --------------- --------------- --------------- ------------ -----------
ASSETS
Investments at fair
  value.............   $10,198,459     $26,978,532     $1,622,443      $1,937,643    $21,138,661  $52,389,961
                       -----------     -----------     ----------      ----------    -----------  -----------
   Total assets.....   $10,198,459     $26,978,532     $1,622,443      $1,937,643    $21,138,661  $52,389,961
                       ===========     ===========     ==========      ==========    ===========  ===========
NET ASSETS
Accumulation units..   $10,198,459     $26,973,502     $1,622,443      $1,936,358    $21,122,084  $52,334,295
Contracts in payout
  (annuitization)
  period............            --           5,030             --           1,285         16,577       55,666
                       -----------     -----------     ----------      ----------    -----------  -----------
   Total net assets.   $10,198,459     $26,978,532     $1,622,443      $1,937,643    $21,138,661  $52,389,961
                       ===========     ===========     ==========      ==========    ===========  ===========
FUND SHARE
  INFORMATION
Number of shares....       509,414       2,559,633         60,024       1,550,114      2,206,541   52,389,961
                       ===========     ===========     ==========      ==========    ===========  ===========
Cost of investments.   $15,529,356     $39,450,301     $2,879,335      $2,435,045    $22,440,612  $52,389,961
                       ===========     ===========     ==========      ==========    ===========  ===========
ACCUMULATION
  UNIT VALUE
   Lowest...........   $      8.54     $      7.71     $     5.92      $     9.59    $      9.99  $     10.16
                       ===========     ===========     ==========      ==========    ===========  ===========
   Highest..........   $      9.14     $     10.41     $     6.22      $    10.55    $     13.42  $     11.62
                       ===========     ===========     ==========      ==========    ===========  ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                        PIMCO       PIMCO         PIMCO
                      Variable    Variable      Variable
                      Insurance   Insurance     Insurance     Premier     Premier     Premier
                        Trust       Trust         Trust         VIT         VIT         VIT
                     Sub-Account Sub-Account   Sub-Account  Sub-Account Sub-Account Sub-Account
                     ----------- ------------ ------------- ----------- ----------- -----------
                                              StocksPLUS(R)
                                               Growth and
                     PIMCO Real  PIMCO Total     Income        NACM        OpCap       OpCap
                       Return      Return       Portfolio    Small Cap   Balanced     Equity
                     ----------- ------------ ------------- ----------- ----------- -----------
ASSETS
Investments at fair
  value............. $31,314,603 $101,180,577  $3,130,471   $ 9,152,240 $11,923,990 $2,970,828
                     ----------- ------------  ----------   ----------- ----------- ----------
   Total assets..... $31,314,603 $101,180,577  $3,130,471   $ 9,152,240 $11,923,990 $2,970,828
                     =========== ============  ==========   =========== =========== ==========
NET ASSETS
Accumulation units.. $31,314,603 $101,120,525  $3,119,980   $ 9,115,921 $11,904,876 $2,970,828
Contracts in payout
  (annuitization)
  period............          --       60,052      10,491        36,319      19,114         --
                     ----------- ------------  ----------   ----------- ----------- ----------
   Total net assets. $31,314,603 $101,180,577  $3,130,471   $ 9,152,240 $11,923,990 $2,970,828
                     =========== ============  ==========   =========== =========== ==========
FUND SHARE
  INFORMATION
Number of shares....   2,781,048    9,813,829     530,588       682,494   2,027,889    168,224
                     =========== ============  ==========   =========== =========== ==========
Cost of investments. $34,906,882 $101,459,868  $4,933,379   $18,908,979 $19,836,293 $5,315,453
                     =========== ============  ==========   =========== =========== ==========
ACCUMULATION
  UNIT VALUE
   Lowest........... $      9.92 $      11.04  $     6.79   $      7.89 $      7.18 $     8.35
                     =========== ============  ==========   =========== =========== ==========
   Highest.......... $     11.28 $      15.55  $     6.91   $     14.09 $      7.70 $     8.51
                     =========== ============  ==========   =========== =========== ==========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                                                       RidgeWorth      RidgeWorth
                     Putnam Variable Putnam Variable     Capital         Capital     Rydex Variable Rydex Variable
                          Trust           Trust      Management, Inc Management, Inc     Trust          Trust
                       Sub-Account     Sub-Account     Sub-Account     Sub-Account    Sub-Account    Sub-Account
                     --------------- --------------- --------------- --------------- -------------- --------------
                                           VT
                                      International    RidgeWorth      RidgeWorth       Rydex VT
                                       Growth and       Large Cap    Large Cap Value   Nasdaq 100    Rydex Sector
                      VT High Yield      Income       Growth Stock       Equity      Strategy Fund     Rotation
                     --------------- --------------- --------------- --------------- -------------- --------------
ASSETS
Investments at fair
  value.............   $4,838,261      $4,787,305      $1,204,070      $1,806,463      $1,048,373     $2,746,351
                       ----------      ----------      ----------      ----------      ----------     ----------
   Total assets.....   $4,838,261      $4,787,305      $1,204,070      $1,806,463      $1,048,373     $2,746,351
                       ==========      ==========      ==========      ==========      ==========     ==========
NET ASSETS
Accumulation
  units.............   $4,838,261      $4,787,305      $1,204,070      $1,797,911      $1,048,373     $2,746,351
Contracts in payout
  (annuitization)
  period............           --              --              --           8,552              --             --
                       ----------      ----------      ----------      ----------      ----------     ----------
   Total net
     assets.........   $4,838,261      $4,787,305      $1,204,070      $1,806,463      $1,048,373     $2,746,351
                       ==========      ==========      ==========      ==========      ==========     ==========
FUND SHARE
  INFORMATION
Number of shares....      971,538         670,491         132,900         168,828          99,845        303,464
                       ==========      ==========      ==========      ==========      ==========     ==========
Cost of
  investments.......   $7,087,097      $9,473,331      $2,049,986      $2,580,578      $1,252,268     $3,915,138
                       ==========      ==========      ==========      ==========      ==========     ==========
ACCUMULATION
  UNIT VALUE
   Lowest...........   $    10.18      $     9.75      $     5.86      $     8.45      $     3.65     $     8.64
                       ==========      ==========      ==========      ==========      ==========     ==========
   Highest..........   $    10.81      $    10.64      $     6.52      $    10.62      $     6.34     $    11.89
                       ==========      ==========      ==========      ==========      ==========     ==========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                           T. Rowe Price T. Rowe Price T. Rowe Price  T. Rowe Price   T. Rowe Price  T. Rowe Price
                              Equity        Equity        Equity         Equity          Equity      International
                           Series, Inc.  Series, Inc.  Series, Inc.  Series, Inc. II Series, Inc. II Series, Inc.
                            Sub-Account   Sub-Account   Sub-Account    Sub-Account     Sub-Account    Sub-Account
                           ------------- ------------- ------------- --------------- --------------- -------------
                           T. Rowe Price T. Rowe Price T. Rowe Price  T. Rowe Price   T. Rowe Price  T. Rowe Price
                              Equity        Mid-Cap     New America     Blue Chip        Equity      International
                              Income        Growth        Growth        Growth II       Income II        Stock
                           ------------- ------------- ------------- --------------- --------------- -------------
ASSETS
Investments at fair value.  $17,463,759   $11,981,494   $2,473,040     $18,946,990     $31,713,463    $3,960,835
                            -----------   -----------   ----------     -----------     -----------    ----------
   Total assets...........  $17,463,759   $11,981,494   $2,473,040     $18,946,990     $31,713,463    $3,960,835
                            ===========   ===========   ==========     ===========     ===========    ==========
NET ASSETS
Accumulation units........  $17,445,441   $11,976,565   $2,473,040     $18,946,990     $31,713,463    $3,958,403
Contracts in payout
  (annuitization) period..       18,318         4,929           --              --              --         2,432
                            -----------   -----------   ----------     -----------     -----------    ----------
   Total net assets.......  $17,463,759   $11,981,494   $2,473,040     $18,946,990     $31,713,463    $3,960,835
                            ===========   ===========   ==========     ===========     ===========    ==========
FUND SHARE
  INFORMATION
Number of shares..........    1,217,835       862,599      193,812       2,827,909       2,216,175       480,684
                            ===========   ===========   ==========     ===========     ===========    ==========
Cost of investments.......  $25,135,148   $16,628,813   $3,584,200     $26,112,234     $48,539,721    $6,561,181
                            ===========   ===========   ==========     ===========     ===========    ==========
ACCUMULATION UNIT
  VALUE
   Lowest.................  $     10.34   $      9.64   $     5.82     $      6.92     $      7.94    $     5.60
                            ===========   ===========   ==========     ===========     ===========    ==========
   Highest................  $     11.57   $     14.93   $     7.46     $      7.40     $      8.50    $     7.88
                            ===========   ===========   ==========     ===========     ===========    ==========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------


                                                                              The Universal   The Universal
                     The Universal The Universal The Universal The Universal  Institutional   Institutional
                     Institutional Institutional Institutional Institutional   Funds, Inc.     Funds, Inc.
                      Funds, Inc.   Funds, Inc.   Funds, Inc.   Funds, Inc.     (Class II)      (Class II)
                      Sub-Account   Sub-Account   Sub-Account   Sub-Account    Sub-Account     Sub-Account
                     ------------- ------------- ------------- -------------- -------------- ----------------
                      Van Kampen    Van Kampen    Van Kampen   Van Kampen UIF Van Kampen UIF  Van Kampen UIF
                      UIF Capital    UIF High     UIF Mid Cap   U.S. Mid Cap  Capital Growth U.S. Real Estate
                        Growth         Yield        Growth         Value        (Class II)      (Class II)
                     ------------- ------------- ------------- -------------- -------------- ----------------
ASSETS
Investments at fair
  value.............  $11,248,056   $3,622,349    $2,902,160    $19,856,271     $1,799,354     $17,568,546
                      -----------   ----------    ----------    -----------     ----------     -----------
   Total assets.....  $11,248,056   $3,622,349    $2,902,160    $19,856,271     $1,799,354     $17,568,546
                      ===========   ==========    ==========    ===========     ==========     ===========
NET ASSETS
Accumulation units..  $11,226,823   $3,601,358    $2,894,431    $19,837,874     $1,799,354     $17,568,546
Contracts in payout
  (annuitization)
  period............       21,233       20,991         7,729         18,397             --              --
                      -----------   ----------    ----------    -----------     ----------     -----------
   Total net assets.  $11,248,056   $3,622,349    $2,902,160    $19,856,271     $1,799,354     $17,568,546
                      ===========   ==========    ==========    ===========     ==========     ===========
FUND SHARE
  INFORMATION
Number of shares....    1,103,833      399,818       499,511      2,582,090        178,685       2,158,298
                      ===========   ==========    ==========    ===========     ==========     ===========
Cost of investments.  $14,508,950   $9,830,427    $5,096,714    $37,808,024     $2,475,091     $37,137,353
                      ===========   ==========    ==========    ===========     ==========     ===========
ACCUMULATION
  UNIT VALUE
   Lowest...........  $      7.33   $     8.61    $     7.79    $      8.86     $     6.79     $      9.37
                      ===========   ==========    ==========    ===========     ==========     ===========
   Highest..........  $      7.62   $     9.70    $     7.93    $     11.42     $     7.26     $     13.38
                      ===========   ==========    ==========    ===========     ==========     ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                                                                      Van Kampen  Van Kampen  Van Kampen
                                                                         Life        Life        Life
                         Van Eck         Van Eck          Van Eck     Investment  Investment  Investment
                        Worldwide       Worldwide        Worldwide       Trust       Trust       Trust
                     Insurance Trust Insurance Trust  Insurance Trust (Class II)  (Class II)  (Class II)
                       Sub-Account     Sub-Account      Sub-Account   Sub-Account Sub-Account Sub-Account
                     --------------- ---------------- --------------- ----------- ----------- -----------
                                                                                      LIT
                         Van Eck         Van Eck          Van Eck         LIT     Growth and    LIT Mid
                        Worldwide       Worldwide        Worldwide    Government    Income    Cap Growth
                     Absolute Return Emerging Markets   Hard Assets   (Class II)  (Class II)  (Class II)
                     --------------- ---------------- --------------- ----------- ----------- -----------
ASSETS
Investments at fair
  value.............   $2,223,384      $ 3,810,708      $ 7,069,565   $11,594,340 $36,666,813 $4,677,023
                       ----------      -----------      -----------   ----------- ----------- ----------
   Total assets.....   $2,223,384      $ 3,810,708      $ 7,069,565   $11,594,340 $36,666,813 $4,677,023
                       ==========      ===========      ===========   =========== =========== ==========
NET ASSETS
Accumulation units..   $2,223,384      $ 3,810,708      $ 7,069,565   $11,573,298 $36,637,626 $4,677,023
Contracts in payout
  (annuitization)
  period............           --               --               --        21,042      29,187         --
                       ----------      -----------      -----------   ----------- ----------- ----------
   Total net assets.   $2,223,384      $ 3,810,708      $ 7,069,565   $11,594,340 $36,666,813 $4,677,023
                       ==========      ===========      ===========   =========== =========== ==========
FUND SHARE
  INFORMATION
Number of shares....      246,769          648,080          377,043     1,252,089   2,674,458  2,292,658
                       ==========      ===========      ===========   =========== =========== ==========
Cost of investments.   $2,491,039      $14,054,326      $11,637,856   $11,457,351 $49,936,953 $9,906,348
                       ==========      ===========      ===========   =========== =========== ==========
ACCUMULATION
  UNIT VALUE
   Lowest...........   $     8.64      $      9.56      $     16.30   $     10.43 $      8.68 $     7.17
                       ==========      ===========      ===========   =========== =========== ==========
   Highest..........   $     9.25      $     10.23      $     17.44   $     11.16 $      9.76 $     7.73
                       ==========      ===========      ===========   =========== =========== ==========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                                                Wells Fargo    Wells Fargo
                                               Variable Trust Variable Trust
                                                Sub-Account    Sub-Account
                                               -------------- --------------
                                                Wells Fargo    Wells Fargo
                                                VT Advantage   VT Advantage
                                                 Discovery     Opportunity
                                               -------------- --------------
   ASSETS
   Investments at fair value..................   $3,659,823    $ 7,255,131
                                                 ----------    -----------
      Total assets............................   $3,659,823    $ 7,255,131
                                                 ==========    ===========
   NET ASSETS
   Accumulation units.........................   $3,656,138    $ 7,247,905
   Contracts in payout (annuitization) period.        3,685          7,226
                                                 ----------    -----------
      Total net assets........................   $3,659,823    $ 7,255,131
                                                 ==========    ===========
   FUND SHARE INFORMATION
   Number of shares...........................      327,062        714,088
                                                 ==========    ===========
   Cost of investments........................   $4,629,497    $14,581,453
                                                 ==========    ===========
   ACCUMULATION UNIT VALUE
      Lowest..................................   $     8.45    $      7.47
                                                 ==========    ===========
      Highest.................................   $     8.63    $      7.62
                                                 ==========    ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                             AIM Variable  AIM Variable  AIM Variable    AIM Variable    AIM Variable    AIM Variable
                              Insurance     Insurance      Insurance       Insurance       Insurance       Insurance
                                Funds         Funds     Funds Series II Funds Series II Funds Series II Funds Series II
                             Sub-Account   Sub-Account    Sub-Account     Sub-Account     Sub-Account     Sub-Account
                             ------------  ------------ --------------- --------------- --------------- ---------------
                                            AIM V. I.                      AIM V. I.                       AIM V. I.
                              AIM V. I.      Capital       AIM V. I.        Capital     AIM V. I. Core   Mid Cap Core
                             Basic Value   Appreciation Basic Value II  Appreciation II    Equity II       Equity II
                             ------------  ------------ --------------- --------------- --------------- ---------------
NET INVESTMENT
  INCOME (LOSS)
Dividends................... $    133,754   $      --     $    42,117     $        --     $   113,945     $   160,807
Charges from Lincoln
  Benefit Life Company:
   Mortality and expense
     risk...................     (214,356)     (9,691)       (119,165)        (36,294)        (91,308)       (186,530)
   Administrative
     expense................      (28,623)     (1,423)        (16,111)         (5,192)        (12,784)        (26,835)
                             ------------   ---------     -----------     -----------     -----------     -----------
   Net investment income
     (loss).................     (109,225)    (11,114)        (93,159)        (41,486)          9,853         (52,558)
                             ------------   ---------     -----------     -----------     -----------     -----------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses) on
  fund shares:
   Proceeds from sales......    4,685,804     100,854       1,973,531         540,753       1,665,185       4,193,562
   Cost of investments
     sold...................    5,755,673     109,865       2,416,144         553,624       1,751,923       4,344,179
                             ------------   ---------     -----------     -----------     -----------     -----------
   Realized gains (losses)
     on fund shares.........   (1,069,869)     (9,011)       (442,613)        (12,871)        (86,738)       (150,617)
Realized gain
  distributions.............    2,893,391          --       1,638,128              --              --       1,423,434
                             ------------   ---------     -----------     -----------     -----------     -----------
   Net realized gains
     (losses)...............    1,823,522      (9,011)      1,195,515         (12,871)        (86,738)      1,272,817
Change in unrealized gains
  (losses)..................  (12,473,067)   (361,446)     (6,893,136)     (1,368,425)     (2,215,089)     (5,560,563)
                             ------------   ---------     -----------     -----------     -----------     -----------
   Net realized and
     unrealized gains
     (losses) on
     investments............  (10,649,545)   (370,457)     (5,697,621)     (1,381,296)     (2,301,827)     (4,287,746)
                             ------------   ---------     -----------     -----------     -----------     -----------
INCREASE
  (DECREASE) IN NET
  ASSETS FROM
  OPERATIONS................ $(10,758,770)  $(381,571)    $(5,790,780)    $(1,422,782)    $(2,291,974)    $(4,340,304)
                             ============   =========     ===========     ===========     ===========     ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                                                                                         The Alger
                              The Alger      The Alger      The Alger      The Alger      The Alger    American Fund
                            American Fund  American Fund  American Fund  American Fund  American Fund   (Series - S)
                             Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account
                            -------------- -------------- -------------- -------------- -------------- --------------
                            Alger American Alger American                Alger American Alger American Alger American
                               Capital        Income &    Alger American     MidCap        SmallCap       Capital
                             Appreciation      Growth        LargeCap        Growth         Growth      Appreciation
                             Portfolio -    Portfolio -      Growth -     Portfolio -    Portfolio -    Portfolio -
                             Class O (a)      Class O      Class O (b)      Class O      Class O (c)    Class S (d)
                            -------------- -------------- -------------- -------------- -------------- --------------
NET INVESTMENT
  INCOME (LOSS)
Dividends..................  $         --   $   231,633    $    26,893    $     40,392   $        --    $        --
Charges from Lincoln
  Benefit Life Company:
   Mortality and
     expense risk..........      (224,408)     (134,115)      (154,167)       (322,327)     (163,607)       (74,278)
   Administrative
     expense...............       (35,354)      (20,290)       (23,955)        (51,097)      (25,934)       (10,619)
                             ------------   -----------    -----------    ------------   -----------    -----------
   Net investment
     income (loss).........      (259,762)       77,228       (151,229)       (333,032)     (189,541)       (84,897)
                             ------------   -----------    -----------    ------------   -----------    -----------
NET REALIZED AND
  UNREALIZED
  GAINS (LOSSES) ON
  INVESTMENTS
Realized gains (losses) on
  fund shares:
   Proceeds from
     sales.................     7,012,399     4,050,152      3,393,620       6,617,318     3,352,737      2,020,739
   Cost of investments
     sold..................     5,621,400     4,277,044      3,588,822       8,262,065     2,933,231      2,000,470
                             ------------   -----------    -----------    ------------   -----------    -----------
   Realized gains
     (losses) on fund
     shares................     1,390,999      (226,892)      (195,202)     (1,644,747)      419,506         20,269
Realized gain
  distributions............            --            --             --       8,388,864       176,707             --
                             ------------   -----------    -----------    ------------   -----------    -----------
   Net realized gains
     (losses)..............     1,390,999      (226,892)      (195,202)      6,744,117       596,213         20,269
Change in unrealized
  gains (losses)...........   (10,956,264)   (4,759,322)    (6,726,435)    (26,170,918)   (8,216,437)    (3,170,320)
                             ------------   -----------    -----------    ------------   -----------    -----------
   Net realized and
     unrealized gains
     (losses) on
     investments...........    (9,565,265)   (4,986,214)    (6,921,637)    (19,426,801)   (7,620,224)    (3,150,051)
                             ------------   -----------    -----------    ------------   -----------    -----------
INCREASE
  (DECREASE) IN NET
  ASSETS FROM
  OPERATIONS...............  $ (9,825,027)  $(4,908,986)   $(7,072,866)   $(19,759,833)  $(7,809,765)   $(3,234,948)
                             ============   ===========    ===========    ============   ===========    ===========

--------
(a)Previously known as Alger Leveraged AllCap
(b)Previously known as Alger Growth
(c)Previously known as Alger Small Capitalization
(d)Previously known as Alger Leveraged AllCap (Series - S)

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------


                                                              DWS          DWS
                                                          Investment   Investment
                              The Alger      The Alger     Variable     Variable
                            American Fund  American Fund   Insurance    Insurance         DWS               DWS
                             (Series - S)   (Series - S)  Trust Funds  Trust Funds Variable Series I Variable Series I
                             Sub-Account    Sub-Account   Sub-Account  Sub-Account    Sub-Account       Sub-Account
                            -------------- -------------- -----------  ----------- ----------------- -----------------
                            Alger American Alger American
                               LargeCap        MidCap
                                Growth         Growth         DWS          DWS                              DWS
                             Portfolio -    Portfolio -   Equity 500    Small Cap         DWS             Global
                             Class S (e)      Class S      Index VIP    Index VIP     Bond VIP A     Opportunities VIP
                            -------------- -------------- -----------  ----------- ----------------- -----------------
NET INVESTMENT
  INCOME (LOSS)
Dividends..................  $        --    $         --  $    70,029   $  15,532     $   664,040       $    27,643
Charges from Lincoln
  Benefit Life Company:
   Mortality and expense
     risk..................     (159,412)       (166,975)     (44,702)    (14,711)       (146,021)         (132,470)
   Administrative
     expense...............      (19,236)        (23,278)      (5,987)     (1,760)        (21,705)          (21,858)
                             -----------    ------------  -----------   ---------     -----------       -----------
   Net investment
     income (loss).........     (178,648)       (190,253)      19,340        (939)        496,314          (126,685)
                             -----------    ------------  -----------   ---------     -----------       -----------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses) on
  fund shares:
   Proceeds from
     sales.................    3,638,774       2,519,786    1,049,372     432,075       4,018,141         3,271,028
   Cost of investments
     sold..................    3,828,381       3,550,066    1,043,660     484,277       4,341,216         3,334,006
                             -----------    ------------  -----------   ---------     -----------       -----------
   Realized gains
     (losses) on fund
     shares................     (189,607)     (1,030,280)       5,712     (52,202)       (323,075)          (62,978)
Realized gain
  distributions............           --       4,319,647           --     118,776              --         1,767,171
                             -----------    ------------  -----------   ---------     -----------       -----------
   Net realized gains
     (losses)..............     (189,607)      3,289,367        5,712      66,574        (323,075)        1,704,193
Change in unrealized gains
  (losses).................   (6,536,702)    (12,791,382)  (1,541,224)   (503,356)     (2,219,134)       (7,972,547)
                             -----------    ------------  -----------   ---------     -----------       -----------
   Net realized and
     unrealized gains
     (losses) on
     investments...........   (6,726,309)     (9,502,015)  (1,535,512)   (436,782)     (2,542,209)       (6,268,354)
                             -----------    ------------  -----------   ---------     -----------       -----------
INCREASE
  (DECREASE) IN NET
  ASSETS FROM
  OPERATIONS...............  $(6,904,957)   $ (9,692,268) $(1,516,172)  $(437,721)    $(2,045,895)      $(6,395,039)
                             ===========    ============  ===========   =========     ===========       ===========

--------
(e)Previously known as Alger Growth (Series - S)

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                                                                     Federated      Federated    Federated
                                   DWS               DWS               DWS           Insurance      Insurance    Insurance
                            Variable Series I Variable Series I Variable Series II     Series        Series       Series
                               Sub-Account       Sub-Account       Sub-Account      Sub-Account    Sub-Account  Sub-Account
                            ----------------- ----------------- ------------------ -------------- ------------- -----------
                                                                                                    Federated    Federated
                                   DWS                                               Federated    Fund for U.S.    High
                               Growth and            DWS               DWS            Capital      Government   Income Bond
                              Income VIP A    International VIP   Balanced VIP A   Income Fund II Securities II   Fund II
                            ----------------- ----------------- ------------------ -------------- ------------- -----------
NET INVESTMENT
  INCOME (LOSS)
Dividends..................    $    43,157       $    70,361       $   368,067      $   282,065    $1,547,924   $ 1,880,255
Charges from Lincoln
  Benefit Life Company:
   Mortality and
     expense risk..........        (27,152)          (69,168)         (109,890)         (61,972)     (388,344)     (238,364)
   Administrative
     expense...............         (4,533)          (12,638)          (15,493)          (9,463)      (68,118)      (37,879)
                               -----------       -----------       -----------      -----------    ----------   -----------
   Net investment
     income (loss).........         11,472           (11,445)          242,684          210,630     1,091,462     1,604,012
                               -----------       -----------       -----------      -----------    ----------   -----------
NET REALIZED AND
  UNREALIZED
  GAINS (LOSSES)
  ON INVESTMENTS
Realized gains (losses) on
  fund shares:
   Proceeds from
     sales.................        544,407         1,456,253         3,246,889        1,631,101     8,620,849     5,322,166
   Cost of investments
     sold..................        680,455         1,592,005         3,345,180        1,867,549     8,714,910     6,131,469
                               -----------       -----------       -----------      -----------    ----------   -----------
   Realized gains
     (losses) on fund
     shares................       (136,048)         (135,752)          (98,291)        (236,448)      (94,061)     (809,303)
Realized gain
  distributions............        508,649           915,033                --               --            --            --
                               -----------       -----------       -----------      -----------    ----------   -----------
   Net realized gains
     (losses)..............        372,601           779,281           (98,291)        (236,448)      (94,061)     (809,303)
Change in unrealized
  gains (losses)...........     (1,355,132)       (4,197,063)       (2,814,755)      (1,142,399)     (262,299)   (6,002,602)
                               -----------       -----------       -----------      -----------    ----------   -----------
   Net realized and
     unrealized gains
     (losses) on
     investments...........       (982,531)       (3,417,782)       (2,913,046)      (1,378,847)     (356,360)   (6,811,905)
                               -----------       -----------       -----------      -----------    ----------   -----------
INCREASE
  (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS...............    $  (971,059)      $(3,429,227)      $(2,670,362)     $(1,168,217)   $  735,102   $(5,207,893)
                               ===========       ===========       ===========      ===========    ==========   ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------


                               Fidelity      Fidelity      Fidelity      Fidelity      Fidelity      Fidelity
                               Variable      Variable      Variable      Variable      Variable      Variable
                               Insurance     Insurance     Insurance     Insurance     Insurance     Insurance
                             Products Fund Products Fund Products Fund Products Fund Products Fund Products Fund
                              Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account
                             ------------- ------------- ------------- ------------- ------------- -------------
                               VIP Asset        VIP           VIP                                    VIP Money
                                Manager     Contrafund   Equity-Income  VIP Growth   VIP Index 500    Market
                             ------------- ------------- ------------- ------------- ------------- -------------
NET INVESTMENT
  INCOME (LOSS)
Dividends...................  $   261,452  $    586,377  $    843,321  $    218,951  $    827,128   $ 1,644,208
Charges from Lincoln
  Benefit Life Company:
   Mortality and
     expense risk...........     (131,877)     (820,898)     (481,691)     (363,521)     (543,353)     (698,782)
   Administrative
     expense................      (18,555)     (124,689)      (65,657)      (52,538)      (85,294)     (114,178)
                              -----------  ------------  ------------  ------------  ------------   -----------
   Net investment
     income (loss)..........      111,020      (359,210)      295,973      (197,108)      198,481       831,248
                              -----------  ------------  ------------  ------------  ------------   -----------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses) on
  fund shares:
   Proceeds from sales......    3,487,821    14,915,357    12,215,332     6,977,435    12,623,151    29,164,654
   Cost of investments
     sold...................    3,737,639    17,327,359    14,654,581     6,884,079    12,244,753    29,164,654
                              -----------  ------------  ------------  ------------  ------------   -----------
   Realized gains (losses)
     on fund shares.........     (249,818)   (2,412,002)   (2,439,249)       93,356       378,398            --
Realized gain
  distributions.............    1,088,212     1,968,579        42,531            --       487,689            --
                              -----------  ------------  ------------  ------------  ------------   -----------
   Net realized gains
     (losses)...............      838,394      (443,423)   (2,396,718)       93,356       866,087            --
Change in unrealized gains
  (losses)..................   (4,486,644)  (33,068,437)  (17,913,051)  (16,894,687)  (19,787,672)           --
                              -----------  ------------  ------------  ------------  ------------   -----------
   Net realized and
     unrealized gains
     (losses) on
     investments............   (3,648,250)  (33,511,860)  (20,309,769)  (16,801,331)  (18,921,585)           --
                              -----------  ------------  ------------  ------------  ------------   -----------
INCREASE
  (DECREASE) IN NET
  ASSETS FROM
  OPERATIONS................  $(3,537,230) $(33,871,070) $(20,013,796) $(16,998,439) $(18,723,104)  $   831,248
                              ===========  ============  ============  ============  ============   ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------


                                           Fidelity          Fidelity          Fidelity          Fidelity          Fidelity
                           Fidelity        Variable          Variable          Variable          Variable          Variable
                           Variable        Insurance         Insurance         Insurance         Insurance         Insurance
                           Insurance     Products Fund     Products Fund     Products Fund     Products Fund     Products Fund
                         Products Fund (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2)
                          Sub-Account     Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                         ------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                           VIP Asset                              VIP
                              VIP           Manager       VIP Contrafund     Equity-Income      VIP Growth       VIP Index 500
                           Overseas    (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2)
                         ------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT
  INCOME (LOSS)
Dividends............... $    476,283     $   135,036      $    268,642      $    661,097      $     91,460      $    702,201
Charges from Lincoln
  Benefit Life Company:
   Mortality and
     expense risk.......     (254,464)        (85,930)         (496,031)         (427,090)         (224,049)         (506,234)
   Administrative
     expense............      (39,135)        (12,791)          (70,348)          (58,645)          (27,345)          (72,499)
                         ------------     -----------      ------------      ------------      ------------      ------------
   Net investment
     income (loss)......      182,684          36,315          (297,737)          175,362          (159,934)          123,468
                         ------------     -----------      ------------      ------------      ------------      ------------
NET REALIZED AND
  UNREALIZED
  GAINS (LOSSES)
  ON INVESTMENTS
Realized gains (losses)
  on fund shares:
   Proceeds from
     sales..............    5,519,569       2,058,871         7,493,311         7,065,091         4,147,481         8,050,001
   Cost of investments
     sold...............    5,684,826       2,331,521        10,837,295         9,476,743         3,881,585         8,480,082
                         ------------     -----------      ------------      ------------      ------------      ------------
   Realized gains
     (losses) on fund
     shares.............     (165,257)       (272,650)       (3,343,984)       (2,411,652)          265,896          (430,081)
Realized gain
  distributions.........    2,553,019         661,609         1,091,469            33,543                --           408,429
                         ------------     -----------      ------------      ------------      ------------      ------------
   Net realized gains
     (losses)...........    2,387,762         388,959        (2,252,515)       (2,378,109)          265,896           (21,652)
Change in unrealized
  gains (losses)........  (13,227,124)     (2,452,895)      (16,773,258)      (14,463,898)      (10,102,247)      (16,938,303)
                         ------------     -----------      ------------      ------------      ------------      ------------
   Net realized and
     unrealized gains
     (losses) on
     investments........  (10,839,362)     (2,063,936)      (19,025,773)      (16,842,007)       (9,836,351)      (16,959,955)
                         ------------     -----------      ------------      ------------      ------------      ------------
INCREASE
  (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS............ $(10,656,678)    $(2,027,621)     $(19,323,510)     $(16,666,645)     $ (9,996,285)     $(16,836,487)
                         ============     ===========      ============      ============      ============      ============

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                Fidelity          Fidelity          Fidelity
                                Variable          Variable          Variable
                                Insurance         Insurance         Insurance      Goldman Sachs   Goldman Sachs
                              Products Fund     Products Fund     Products Fund      Variable        Variable       J.P. Morgan
                            (Service Class 2) (Service Class 2) (Service Class 2) Insurance Trust Insurance Trust Series Trust II
                               Sub-Account       Sub-Account       Sub-Account      Sub-Account     Sub-Account     Sub-Account
                            ----------------- ----------------- ----------------- --------------- --------------- ---------------
                                                                                        VIT             VIT
                             VIP Investment       VIP Money                          Strategic      Structured
                               Grade Bond          Market         VIP Overseas     International       Small           Small
                            (Service Class 2) (Service Class 2) (Service Class 2)     Equity        Cap Equity        Company
                            ----------------- ----------------- ----------------- --------------- --------------- ---------------
NET INVESTMENT
  INCOME (LOSS)
Dividends..................    $ 2,174,526       $ 1,578,365      $    834,475      $    84,762     $   13,316      $     5,439
Charges from Lincoln
  Benefit Life Company:
   Mortality and
     expense risk..........       (675,045)         (791,981)         (484,846)         (45,063)       (29,097)         (36,943)
   Administrative
     expense...............        (91,679)         (124,009)          (63,913)          (4,210)        (2,881)          (3,520)
                               -----------       -----------      ------------      -----------     ----------      -----------
   Net investment
     income (loss).........      1,407,802           662,375           285,716           35,489        (18,662)         (35,024)
                               -----------       -----------      ------------      -----------     ----------      -----------
NET REALIZED AND
  UNREALIZED
  GAINS (LOSSES) ON
  INVESTMENTS
Realized gains (losses) on
  fund shares:
   Proceeds from
     sales.................     17,396,399        23,645,148         8,668,659        1,445,116        729,237          874,637
   Cost of investments
     sold..................     18,338,341        23,645,148        10,362,822        1,594,147      1,017,147        1,003,752
                               -----------       -----------      ------------      -----------     ----------      -----------
   Realized gains
     (losses) on fund
     shares................       (941,942)               --        (1,694,163)        (149,031)      (287,910)        (129,115)
Realized gain
  distributions............         43,841                --         4,430,453          165,156          3,360          306,025
                               -----------       -----------      ------------      -----------     ----------      -----------
   Net realized gains
     (losses)..............       (898,101)               --         2,736,290           16,125       (284,550)         176,910
Change in unrealized
  gains (losses)...........     (2,974,918)               --       (23,145,565)      (2,094,890)      (580,348)      (1,158,645)
                               -----------       -----------      ------------      -----------     ----------      -----------
   Net realized and
     unrealized gains
     (losses) on
     investments...........     (3,873,019)               --       (20,409,275)      (2,078,765)      (864,898)        (981,735)
                               -----------       -----------      ------------      -----------     ----------      -----------
INCREASE
  (DECREASE) IN NET
  ASSETS FROM
  OPERATIONS...............    $(2,465,217)      $   662,375      $(20,123,559)     $(2,043,276)    $ (883,560)     $(1,016,759)
                               ===========       ===========      ============      ===========     ==========      ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------


                             Janus Aspen   Janus Aspen  Janus Aspen   Janus Aspen   Janus Aspen    Janus Aspen
                               Series        Series       Series        Series         Series        Series
                             Sub-Account   Sub-Account  Sub-Account   Sub-Account   Sub-Account    Sub-Account
                            ------------  ------------- -----------  ------------  -------------- ------------
                                                           Forty       Large Cap                    Worldwide
                              Balanced    Flexible Bond  Portfolio      Growth     Mid Cap Growth    Growth
                            ------------  ------------- -----------  ------------  -------------- ------------
NET INVESTMENT
  INCOME (LOSS)
Dividends.................. $  1,045,570   $  773,479   $     8,685  $    153,421   $     59,163  $    255,722
Charges from Lincoln
  Benefit Life Company:
   Mortality and
     expense risk..........     (512,113)    (228,065)      (88,028)     (265,271)      (305,984)     (277,100)
   Administrative
     expense...............      (74,873)     (36,499)      (10,933)      (36,169)       (43,871)      (36,964)
                            ------------   ----------   -----------  ------------   ------------  ------------
   Net investment
     income (loss).........      458,584      508,915       (90,276)     (148,019)      (290,692)      (58,342)
                            ------------   ----------   -----------  ------------   ------------  ------------
NET REALIZED AND
  UNREALIZED
  GAINS (LOSSES)
  ON INVESTMENTS
Realized gains (losses) on
  fund shares:
   Proceeds from
     sales.................   11,855,929    6,851,301     2,197,086     4,117,979      5,125,952     5,653,643
   Cost of investments
     sold..................   10,634,379    7,093,982     1,954,711     4,526,444      5,172,547     6,154,794
                            ------------   ----------   -----------  ------------   ------------  ------------
   Realized gains
     (losses) on fund
     shares................    1,221,550     (242,681)      242,375      (408,465)       (46,595)     (501,151)
Realized gain
  distributions............    2,877,532           --            --            --      1,393,248            --
                            ------------   ----------   -----------  ------------   ------------  ------------
   Net realized gains
     (losses)..............    4,099,082     (242,681)      242,375      (408,465)     1,346,653      (501,151)
Change in unrealized
  gains (losses)...........  (11,969,127)     447,729    (3,781,109)   (9,620,220)   (13,605,671)  (11,911,064)
                            ------------   ----------   -----------  ------------   ------------  ------------
   Net realized and
     unrealized gains
     (losses) on
     investments...........   (7,870,045)     205,048    (3,538,734)  (10,028,685)   (12,259,018)  (12,412,215)
                            ------------   ----------   -----------  ------------   ------------  ------------
INCREASE
  (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS............... $ (7,411,461)  $  713,963   $(3,629,010) $(10,176,704)  $(12,549,710) $(12,470,557)
                            ============   ==========   ===========  ============   ============  ============

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------


                              Janus Aspen      Janus Aspen      Janus Aspen      Janus Aspen      Janus Aspen      Janus Aspen
                                 Series           Series           Series           Series           Series           Series
                            (Service Shares) (Service Shares) (Service Shares) (Service Shares) (Service Shares) (Service Shares)
                              Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
                            ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
                                                                                    INTECH
                                                                                 Risk-Managed    International
                                Balanced      Foreign Stock   Forty Portfolio   Core Portfolio       Growth       Mid Cap Value
                                (Service         (Service         (Service         (Service         (Service         (Service
                                Shares)       Shares) (f)(s)      Shares)          Shares)       Shares) (g)(s)      Shares)
                            ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
NET INVESTMENT
  INCOME (LOSS)
Dividends..................   $   244,388      $   437,509      $       850      $    31,662      $   120,684      $    83,744
Charges from Lincoln
  Benefit Life Company:
   Mortality and
     expense risk..........      (142,780)         (66,234)        (113,434)         (65,289)         (83,386)        (294,238)
   Administrative
     expense...............       (20,838)          (4,917)         (16,903)          (9,462)         (15,232)         (42,538)
                              -----------      -----------      -----------      -----------      -----------      -----------
   Net investment
     income (loss).........        80,770          366,358         (129,487)         (43,089)          22,066         (253,032)
                              -----------      -----------      -----------      -----------      -----------      -----------
NET REALIZED AND
  UNREALIZED
  GAINS (LOSSES) ON
  INVESTMENTS
Realized gains (losses) on
  fund shares:
   Proceeds from
     sales.................     3,131,010       15,516,092        2,679,075        1,251,414        2,152,240        5,174,025
   Cost of investments
     sold..................     3,061,248       13,639,267        2,514,389        1,543,634        3,636,388        5,768,691
                              -----------      -----------      -----------      -----------      -----------      -----------
   Realized gains
     (losses) on fund
     shares................        69,762        1,876,825          164,686         (292,220)      (1,484,148)        (594,666)
Realized gain
  distributions............       718,504          153,059               --          285,520        1,743,219        2,550,334
                              -----------      -----------      -----------      -----------      -----------      -----------
   Net realized gains
     (losses)..............       788,266        2,029,884          164,686           (6,700)         259,071        1,955,668
Change in unrealized
  gains (losses)...........    (2,827,013)      (3,363,592)      (4,483,825)      (2,030,769)      (7,395,882)      (8,458,075)
                              -----------      -----------      -----------      -----------      -----------      -----------
   Net realized and
     unrealized gains
     (losses) on
     investments...........    (2,038,747)      (1,333,708)      (4,319,139)      (2,037,469)      (7,136,811)      (6,502,407)
                              -----------      -----------      -----------      -----------      -----------      -----------
INCREASE
  (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS...............   $(1,957,977)     $  (967,350)     $(4,448,626)     $(2,080,558)     $(7,114,745)     $(6,755,439)
                              ===========      ===========      ===========      ===========      ===========      ===========

--------
(f)For the period beginning January 1, 2008 and ended April 29, 2008
(g)For the period beginning April 30, 2008 and ended December 31, 2008
(s)On April 30, 2008 Foreign Stock (Service Shares) merged into International Growth (Service Shares)

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                                                                            Legg Mason    Legg Mason
                                Janus Aspen      Janus Aspen       Lazard       Lazard       Partners      Partners
                                   Series           Series       Retirement   Retirement     Variable      Variable
                              (Service Shares) (Service Shares) Series, Inc. Series, Inc.  Income Trust  Income Trust
                                Sub-Account      Sub-Account    Sub-Account   Sub-Account  Sub-Account    Sub-Account
                              ---------------- ---------------- ------------ ------------- ------------ ---------------
                                                                                            Legg Mason
                                                                                             Variable     Legg Mason
                               Small Company      Worldwide       Emerging                 Fundamental  Variable Global
                                   Value            Growth        Markets    International    Value       High Yield
                              (Service Shares) (Service Shares)    Equity       Equity      Portfolio       Bond II
                              ---------------- ---------------- ------------ ------------- ------------ ---------------
NET INVESTMENT
  INCOME (LOSS)
Dividends....................   $        --      $    21,675    $   207,465    $  22,409   $   137,855    $ 2,235,455
Charges from Lincoln Benefit
  Life Company:
   Mortality and expense
     risk....................       (76,026)         (30,800)      (144,991)     (26,674)     (121,904)      (320,949)
   Administrative
     expense.................       (10,605)          (3,421)       (15,390)      (2,670)      (14,300)       (44,950)
                                -----------      -----------    -----------    ---------   -----------    -----------
   Net investment income
     (loss)..................       (86,631)         (12,546)        47,084       (6,935)        1,651      1,869,556
                                -----------      -----------    -----------    ---------   -----------    -----------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses) on
  fund shares:
   Proceeds from sales.......     1,629,278          839,822      3,598,503      656,479     2,555,315      6,616,316
   Cost of investments
     sold....................     2,010,173          818,412      3,489,466      727,572     3,392,847      7,870,273
                                -----------      -----------    -----------    ---------   -----------    -----------
   Realized gains (losses)
     on fund shares..........      (380,895)          21,410        109,037      (71,093)     (837,532)    (1,253,957)
Realized gain distributions..       171,208               --        659,647        6,624         6,824             --
                                -----------      -----------    -----------    ---------   -----------    -----------
   Net realized gains
     (losses)................      (209,687)          21,410        768,684      (64,469)     (830,708)    (1,253,957)
Change in unrealized gains
  (losses)...................    (2,023,866)      (1,308,747)    (7,101,100)    (868,100)   (3,038,236)    (8,563,089)
                                -----------      -----------    -----------    ---------   -----------    -----------
   Net realized and
     unrealized gains
     (losses) on
     investments.............    (2,233,553)      (1,287,337)    (6,332,416)    (932,569)   (3,868,944)    (9,817,046)
                                -----------      -----------    -----------    ---------   -----------    -----------
INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS.................   $(2,320,184)     $(1,299,883)   $(6,285,332)   $(939,504)  $(3,867,293)   $(7,947,490)
                                ===========      ===========    ===========    =========   ===========    ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                  Legg Mason      MFS          MFS          MFS          MFS          MFS
                                   Partners    Variable     Variable     Variable     Variable      Variable
                                   Variable    Insurance    Insurance    Insurance    Insurance    Insurance
                                 Portfolios I    Trust        Trust        Trust        Trust        Trust
                                 Sub-Account  Sub-Account  Sub-Account  Sub-Account  Sub-Account  Sub-Account
                                 ------------ -----------  -----------  -----------  -----------  ------------
                                  Legg Mason
                                   Variable                    MFS
                                  Investors       MFS       Investors     MFS New        MFS          MFS
                                 Portfolio I  Growth (h)      Trust      Discovery    Research    Total Return
                                 ------------ -----------  -----------  -----------  -----------  ------------
NET INVESTMENT
  INCOME (LOSS)
Dividends....................... $   155,815  $    11,966  $    35,084  $        --  $    14,710  $   826,004
Charges from Lincoln Benefit
  Life Company:
   Mortality and
     expense risk...............    (172,696)     (72,124)     (55,381)    (105,279)     (33,661)    (319,848)
   Administrative expense.......     (21,253)     (14,083)     (10,626)     (18,750)      (5,220)     (51,199)
                                 -----------  -----------  -----------  -----------  -----------  -----------
   Net investment income
     (loss).....................     (38,134)     (74,241)     (30,923)    (124,029)     (24,171)     454,957
                                 -----------  -----------  -----------  -----------  -----------  -----------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses) on fund
  shares:
   Proceeds from sales..........   3,673,673    1,627,234    1,580,038    2,050,390      688,142    8,458,959
   Cost of investments
     sold.......................   3,798,607    1,656,157    1,502,538    2,272,358      669,448    8,907,739
                                 -----------  -----------  -----------  -----------  -----------  -----------
   Realized gains (losses) on
     fund shares................    (124,934)     (28,923)      77,500     (221,968)      18,694     (448,780)
Realized gain distributions.....     370,450           --      289,681    1,646,335           --    1,636,055
                                 -----------  -----------  -----------  -----------  -----------  -----------
   Net realized gains
     (losses)...................     245,516      (28,923)     367,181    1,424,367       18,694    1,187,275
Change in unrealized gains
  (losses)......................  (5,763,071)  (2,528,396)  (2,131,905)  (5,070,985)  (1,122,256)  (7,922,335)
                                 -----------  -----------  -----------  -----------  -----------  -----------
   Net realized and unrealized
     gains (losses) on
     investments................  (5,517,555)  (2,557,319)  (1,764,724)  (3,646,618)  (1,103,562)  (6,735,060)
                                 -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS.................... $(5,555,689) $(2,631,560) $(1,795,647) $(3,770,647) $(1,127,733) $(6,280,103)
                                 ===========  ===========  ===========  ===========  ===========  ===========

--------
(h)Previously known as MFS Emerging Growth

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                    MFS             MFS             MFS             MFS             MFS             MFS
                                 Variable        Variable        Variable        Variable        Variable        Variable
                                 Insurance       Insurance       Insurance       Insurance       Insurance       Insurance
                                   Trust           Trust           Trust           Trust           Trust           Trust
                              (Service Class) (Service Class) (Service Class) (Service Class) (Service Class) (Service Class)
                                Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account
                              --------------- --------------- --------------- --------------- --------------- ---------------
                                                    MFS
                                    MFS          Investor           MFS             MFS             MFS             MFS
                                High Income    Growth Stock   Investors Trust  New Discovery   Total Return      Utilities
                              (Service Class) (Service Class) (Service Class) (Service Class) (Service Class) (Service Class)
                              --------------- --------------- --------------- --------------- --------------- ---------------
NET INVESTMENT
  INCOME (LOSS)
Dividends....................   $   762,757     $    38,715     $    13,618     $        --     $   459,693     $   113,867
Charges from Lincoln Benefit
  Life Company:
   Mortality and expense
     risk....................      (115,293)       (178,629)        (34,777)        (76,340)       (214,007)       (113,339)
   Administrative
     expense.................       (16,777)        (24,349)         (5,340)        (10,333)        (31,448)        (12,741)
                                -----------     -----------     -----------     -----------     -----------     -----------
   Net investment income
     (loss)..................       630,687        (164,263)        (26,499)        (86,673)        214,238         (12,213)
                                -----------     -----------     -----------     -----------     -----------     -----------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses) on
  fund shares:
   Proceeds from sales.......     2,355,550       2,755,473         776,805       1,490,232       5,343,616       2,822,120
   Cost of investments
     sold....................     2,808,575       2,874,752         746,177       1,818,680       5,906,824       2,755,227
                                -----------     -----------     -----------     -----------     -----------     -----------
   Realized gains (losses)
     on fund shares..........      (453,025)       (119,279)         30,628        (328,448)       (563,208)         66,893
Realized gain distributions..            --         646,109         182,825       1,189,292       1,002,397       1,386,168
                                -----------     -----------     -----------     -----------     -----------     -----------
   Net realized gains
     (losses)................      (453,025)        526,830         213,453         860,844         439,189       1,453,061
Change in unrealized gains
  (losses)...................    (2,805,548)     (6,245,589)     (1,150,058)     (3,449,091)     (4,603,360)     (5,284,974)
                                -----------     -----------     -----------     -----------     -----------     -----------
   Net realized and
     unrealized gains
     (losses) on
     investments.............    (3,258,573)     (5,718,759)       (936,605)     (2,588,247)     (4,164,171)     (3,831,913)
                                -----------     -----------     -----------     -----------     -----------     -----------
INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS.................   $(2,627,886)    $(5,883,022)    $  (963,104)    $(2,674,920)    $(3,949,933)    $(3,844,126)
                                ===========     ===========     ===========     ===========     ===========     ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                  MFS         Oppenheimer     Oppenheimer     Oppenheimer
                               Variable        Variable        Variable        Variable     Panorama Series    PIMCO
                               Insurance     Account Funds   Account Funds   Account Funds    Fund, Inc.      Variable
                                 Trust      (Service Shares (Service Shares (Service Shares (Service Shares  Insurance
                            (Service Class)     ("SS"))         ("SS"))         ("SS"))         ("SS"))        Trust
                              Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account   Sub-Account
                            --------------- --------------- --------------- --------------- --------------- ------------
                                                              Oppenheimer
                                  MFS         Oppenheimer     Main Street     Oppenheimer     Oppenheimer   Foreign Bond
                                 Value          Global         Small Cap        Mid Cap      International  (US Dollar-
                            (Service Class) Securities (SS)  Fund (SS) (i)     Fund (SS)      Growth (SS)   Hedged) (j)
                            --------------- --------------- --------------- --------------- --------------- ------------
NET INVESTMENT
  INCOME (LOSS)
Dividends..................   $    73,483     $   211,887    $    113,802     $        --     $    27,618   $   791,824
Charges from Lincoln
  Benefit Life Company:
   Mortality and expense
     risk..................       (89,802)       (220,940)       (545,563)        (35,700)        (45,652)     (348,422)
   Administrative
     expense...............       (12,068)        (32,057)        (80,050)         (5,050)         (5,777)      (50,049)
                              -----------     -----------    ------------     -----------     -----------   -----------
   Net investment
     income (loss).........       (28,387)        (41,110)       (511,811)        (40,750)        (23,811)      393,353
                              -----------     -----------    ------------     -----------     -----------   -----------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses) on
  fund shares:
   Proceeds from
     sales.................     2,547,079       3,985,414      10,695,623         658,364       1,861,826    10,639,750
   Cost of investments
     sold..................     2,652,823       4,438,907      11,519,571         751,601       1,637,977    11,000,944
                              -----------     -----------    ------------     -----------     -----------   -----------
   Realized gains
     (losses) on fund
     shares................      (105,744)       (453,493)       (823,948)        (93,237)        223,849      (361,194)
Realized gain
  distributions............       300,488       1,136,194       2,366,686              --              --            --
                              -----------     -----------    ------------     -----------     -----------   -----------
   Net realized gains
     (losses)..............       194,744         682,701       1,542,738         (93,237)        223,849      (361,194)
Change in unrealized gains
  (losses).................    (2,663,260)     (8,567,868)    (19,325,972)     (1,480,767)     (1,963,990)   (1,084,317)
                              -----------     -----------    ------------     -----------     -----------   -----------
   Net realized and
     unrealized gains
     (losses) on
     investments...........    (2,468,516)     (7,885,167)    (17,783,234)     (1,574,004)     (1,740,141)   (1,445,511)
                              -----------     -----------    ------------     -----------     -----------   -----------
INCREASE
  (DECREASE) IN NET
  ASSETS FROM
  OPERATIONS...............   $(2,496,903)    $(7,926,277)   $(18,295,045)    $(1,614,754)    $(1,763,952)  $(1,052,158)
                              ===========     ===========    ============     ===========     ===========   ===========

--------
(i)Previously known as Oppenheimer Main Street Small Cap Growth (SC)
(j)Previously known as Foreign Bond

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                PIMCO        PIMCO        PIMCO         PIMCO
                              Variable     Variable      Variable     Variable
                              Insurance    Insurance    Insurance     Insurance      Premier      Premier
                                Trust        Trust        Trust         Trust          VIT          VIT
                             Sub-Account  Sub-Account  Sub-Account   Sub-Account   Sub-Account  Sub-Account
                             -----------  -----------  ------------ ------------- ------------- -----------
                                                                    StocksPLUS(R)
                                                                     Growth and
                                Money        PIMCO        PIMCO        Income         NACM         OpCap
                               Market     Real Return  Total Return   Portfolio   Small Cap (k)  Balanced
                             -----------  -----------  ------------ ------------- ------------- -----------
NET INVESTMENT
  INCOME (LOSS)
Dividends................... $ 1,069,506  $ 1,255,104  $ 4,845,745   $   368,965   $        --  $   415,241
Charges from Lincoln
  Benefit Life Company:
   Mortality and expense
     risk...................    (674,053)    (482,292)  (1,441,644)      (69,537)     (191,166)    (234,911)
   Administrative
     expense................     (95,918)     (71,923)    (209,960)       (6,878)      (25,775)     (28,879)
                             -----------  -----------  -----------   -----------   -----------  -----------
   Net investment income
     (loss).................     299,535      700,889    3,194,141       292,550      (216,941)     151,451
                             -----------  -----------  -----------   -----------   -----------  -----------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses) on
  fund shares:
   Proceeds from sales......  26,241,692   10,398,351   31,790,576     1,315,043     3,483,104    4,972,230
   Cost of investments
     sold...................  26,241,692   10,827,651   31,457,246     1,469,567     4,882,924    6,546,427
                             -----------  -----------  -----------   -----------   -----------  -----------
   Realized gains (losses)
     on fund shares.........          --     (429,300)     333,330      (154,524)   (1,399,820)  (1,574,197)
Realized gain
  distributions.............          --       50,475    2,002,210            --     3,354,063    2,252,356
                             -----------  -----------  -----------   -----------   -----------  -----------
   Net realized gains
     (losses)...............          --     (378,825)   2,335,540      (154,524)    1,954,243      678,159
Change in unrealized gains
  (losses)..................          --   (3,523,869)  (2,318,437)   (2,843,948)   (8,986,742)  (7,359,422)
                             -----------  -----------  -----------   -----------   -----------  -----------
   Net realized and
     unrealized gains
     (losses) on
     investments............          --   (3,902,694)      17,103    (2,998,472)   (7,032,499)  (6,681,263)
                             -----------  -----------  -----------   -----------   -----------  -----------
INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS................ $   299,535  $(3,201,805) $ 3,211,244   $(2,705,922)  $(7,249,440) $(6,529,812)
                             ===========  ===========  ===========   ===========   ===========  ===========

--------
(k)Previously known as OpCap Small Cap

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                                           Putnam        Putnam        RidgeWorth       RidgeWorth
                              Premier        Premier      Variable      Variable        Capital          Capital
                                VIT            VIT          Trust         Trust     Management, Inc  Management, Inc
                            Sub-Account    Sub-Account   Sub-Account   Sub-Account    Sub-Account      Sub-Account
                            -----------  --------------- -----------  ------------- ---------------- ----------------
                                                                           VT
                                                                      International    RidgeWorth       RidgeWorth
                               OpCap          OpCap          VT        Growth and      Large Cap        Large Cap
                              Equity     Renaissance (l) High Yield      Income     Growth Stock (m) Value Equity (n)
                            -----------  --------------- -----------  ------------- ---------------- ----------------
NET INVESTMENT
  INCOME (LOSS)
Dividends.................. $    40,395    $    74,803   $   723,125   $   182,367    $     4,659      $    56,789
Charges from Lincoln
  Benefit Life Company:
   Mortality and
     expense risk..........     (63,553)        (3,609)     (100,092)     (122,614)       (23,003)         (35,541)
   Administrative
     expense...............      (5,913)          (247)      (11,879)      (17,568)        (3,413)          (5,572)
                            -----------    -----------   -----------   -----------    -----------      -----------
   Net investment
     income (loss).........     (29,071)        70,947       611,154        42,185        (21,757)          15,676
                            -----------    -----------   -----------   -----------    -----------      -----------
NET REALIZED AND
  UNREALIZED
  GAINS (LOSSES) ON
  INVESTMENTS
Realized gains (losses) on
  fund shares:
   Proceeds from
     sales.................   1,465,938      5,122,296     2,637,877     5,500,644        367,818        1,213,118
   Cost of investments
     sold..................   2,014,242      7,464,626     3,125,538     6,890,213        416,003        1,255,881
                            -----------    -----------   -----------   -----------    -----------      -----------
   Realized gains
     (losses) on fund
     shares................    (548,304)    (2,342,330)     (487,661)   (1,389,569)       (48,185)         (42,763)
Realized gain
  distributions............   1,072,091      2,034,494            --     2,021,106        287,932          255,851
                            -----------    -----------   -----------   -----------    -----------      -----------
   Net realized gains
     (losses)..............     523,787       (307,836)     (487,661)      631,537        239,747          213,088
Change in unrealized
  gains (losses)...........  (2,832,846)      (268,155)   (2,143,244)   (5,848,120)    (1,136,336)      (1,291,488)
                            -----------    -----------   -----------   -----------    -----------      -----------
   Net realized and
     unrealized gains
     (losses) on
     investments...........  (2,309,059)      (575,991)   (2,630,905)   (5,216,583)      (896,589)      (1,078,400)
                            -----------    -----------   -----------   -----------    -----------      -----------
INCREASE
  (DECREASE) IN NET
  ASSETS FROM
  OPERATIONS............... $(2,338,130)   $  (505,044)  $(2,019,751)  $(5,174,398)   $  (918,346)     $(1,062,724)
                            ===========    ===========   ===========   ===========    ===========      ===========

--------
(l)For the period beginning January 1, 2008 and ended July 18, 2008
(m)Previously known as STI Classic Large Cap Growth Stock Fund
(n)Previously known as STI Classic Large Cap Value Equity Fund

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                    Rydex       Rydex     T. Rowe Price T. Rowe Price T. Rowe Price  T. Rowe Price
                                  Variable     Variable      Equity        Equity        Equity         Equity
                                    Trust       Trust     Series, Inc.  Series, Inc.  Series, Inc.  Series, Inc. II
                                 Sub-Account Sub-Account   Sub-Account   Sub-Account   Sub-Account    Sub-Account
                                 ----------- ------------ ------------- ------------- ------------- ---------------
                                  Rydex VT
                                 Nasdaq 100                             T. Rowe Price T. Rowe Price  T. Rowe Price
                                  Strategy   Rydex Sector T. Rowe Price    Mid-Cap     New America     Blue Chip
                                  Fund (o)     Rotation   Equity Income    Growth        Growth        Growth II
                                 ----------- ------------ ------------- ------------- ------------- ---------------
NET INVESTMENT
  INCOME (LOSS)
Dividends.......................  $   2,496  $        --  $    597,128   $        --   $        --   $     26,347
Charges from Lincoln Benefit
  Life Company:
   Mortality and expense
     risk.......................    (23,277)     (58,624)     (341,183)     (246,235)      (51,463)      (367,852)
   Administrative expense.......     (2,911)      (8,107)      (57,659)      (42,605)       (8,197)       (51,221)
                                  ---------  -----------  ------------   -----------   -----------   ------------
   Net investment income
     (loss).....................    (23,692)     (66,731)      198,286      (288,840)      (59,660)      (392,726)
                                  ---------  -----------  ------------   -----------   -----------   ------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses) on fund
  shares:
   Proceeds from sales..........    526,629    1,404,751     6,894,860     4,416,733     1,484,798      5,588,103
   Cost of investments
     sold.......................    474,568    1,579,678     7,208,122     4,154,023     1,459,342      5,740,633
                                  ---------  -----------  ------------   -----------   -----------   ------------
   Realized gains (losses) on
     fund shares................     52,061     (174,927)     (313,262)      262,710        25,456       (152,530)
Realized gain distributions.....         --       10,838       847,551       926,057       158,258             --
                                  ---------  -----------  ------------   -----------   -----------   ------------
   Net realized gains
     (losses)...................     52,061     (164,089)      534,289     1,188,767       183,714       (152,530)
Change in unrealized gains
  (losses)......................   (937,273)  (1,895,075)  (12,031,336)   (9,843,323)   (1,838,811)   (13,840,790)
                                  ---------  -----------  ------------   -----------   -----------   ------------
   Net realized and
     unrealized gains
     (losses) on
     investments................   (885,212)  (2,059,164)  (11,497,047)   (8,654,556)   (1,655,097)   (13,993,320)
                                  ---------  -----------  ------------   -----------   -----------   ------------
INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS....................  $(908,904) $(2,125,895) $(11,298,761)  $(8,943,396)  $(1,714,757)  $(14,386,046)
                                  =========  ===========  ============   ===========   ===========   ============

--------
(o)Previously known as Rydex OTC

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                              T. Rowe Price  T. Rowe Price The Universal The Universal The Universal The Universal
                                 Equity      International Institutional Institutional Institutional Institutional
                             Series, Inc. II Series, Inc.   Funds, Inc.   Funds, Inc.   Funds, Inc.   Funds, Inc.
                               Sub-Account    Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account
                             --------------- ------------- ------------- ------------- ------------- -------------
                              T. Rowe Price  T. Rowe Price  Van Kampen    Van Kampen    Van Kampen    Van Kampen
                                 Equity      International  UIF Capital       UIF       UIF Mid Cap    UIF U.S.
                                Income II        Stock      Growth (p)    High Yield      Growth     Mid Cap Value
                             --------------- ------------- ------------- ------------- ------------- -------------
NET INVESTMENT
  INCOME (LOSS)
Dividends...................  $    946,093    $   128,404  $     40,817   $   459,190   $    46,166  $    274,963
Charges from Lincoln
  Benefit Life Company:
   Mortality and expense
     risk...................      (617,929)       (94,972)     (279,607)      (66,170)      (74,610)     (434,224)
   Administrative
     expense................       (87,090)       (14,611)      (30,815)       (7,093)       (7,114)      (56,363)
                              ------------    -----------  ------------   -----------   -----------  ------------
   Net investment income
     (loss).................       241,074         18,821      (269,605)      385,927       (35,558)     (215,624)
                              ------------    -----------  ------------   -----------   -----------  ------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses) on
  fund shares:
   Proceeds from sales......    10,437,158      2,554,846     6,206,635     1,271,874     1,734,419    10,386,253
   Cost of investments
     sold...................    12,335,923      2,540,878     5,274,395       928,074     2,089,605    12,506,245
                              ------------    -----------  ------------   -----------   -----------  ------------
   Realized gains (losses)
     on fund shares.........    (1,898,765)        13,968       932,240       343,800      (355,186)   (2,119,992)
Realized gain
  distributions.............     1,418,595        247,952            --            --     1,499,729    10,033,313
                              ------------    -----------  ------------   -----------   -----------  ------------
   Net realized gains
     (losses)...............      (480,170)       261,920       932,240       343,800     1,144,543     7,913,321
Change in unrealized gains
  (losses)..................   (19,591,534)    (4,647,993)  (13,125,119)   (2,004,373)   (4,386,382)  (23,914,469)
                              ------------    -----------  ------------   -----------   -----------  ------------
   Net realized and
     unrealized gains
     (losses) on
     investments............   (20,071,704)    (4,386,073)  (12,192,879)   (1,660,573)   (3,241,839)  (16,001,148)
                              ------------    -----------  ------------   -----------   -----------  ------------
INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS................  $(19,830,630)   $(4,367,252) $(12,462,484)  $(1,274,646)  $(3,277,397) $(16,216,772)
                              ============    ===========  ============   ===========   ===========  ============

--------
(p)Previously known as Van Kampen UIF Equity Growth

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                              The Universal  The Universal   Van Eck      Van Eck       Van Eck      Van Kampen
                              Institutional  Institutional  Worldwide    Worldwide     Worldwide   Life Investment
                               Funds, Inc.    Funds, Inc.   Insurance    Insurance     Insurance        Trust
                                (Class II)    (Class II)      Trust        Trust         Trust       (Class II)
                               Sub-Account    Sub-Account  Sub-Account  Sub-Account   Sub-Account    Sub-Account
                              -------------- ------------- ----------- ------------  ------------  ---------------
                                Van Kampen    Van Kampen     Van Eck      Van Eck
                               UIF Capital   UIF U.S. Real  Worldwide    Worldwide      Van Eck          LIT
                                  Growth        Estate      Absolute     Emerging      Worldwide     Government
                              (Class II) (q)  (Class II)     Return       Markets     Hard Assets    (Class II)
                              -------------- ------------- ----------- ------------  ------------  ---------------
NET INVESTMENT
  INCOME (LOSS)
Dividends....................  $        --   $    725,485  $    2,981  $         --  $     58,800    $  394,467
Charges from Lincoln Benefit
  Life Company:
   Mortality and expense
     risk....................      (40,864)      (368,357)    (35,643)     (131,090)     (245,339)     (135,106)
   Administrative
     expense.................       (5,367)       (54,214)     (4,766)      (16,869)      (34,676)      (20,442)
                               -----------   ------------  ----------  ------------  ------------    ----------
   Net investment income
     (loss)..................      (46,231)       302,914     (37,428)     (147,959)     (221,215)      238,919
                               -----------   ------------  ----------  ------------  ------------    ----------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses) on
  fund shares:
   Proceeds from sales.......    1,204,054     10,108,486     978,139     4,912,760    12,752,414     2,918,302
   Cost of investments
     sold....................    1,235,790     13,164,181   1,010,287     4,707,670    13,560,271     2,946,428
                               -----------   ------------  ----------  ------------  ------------    ----------
   Realized gains (losses)
     on fund shares..........      (31,736)    (3,055,695)    (32,148)      205,090      (807,857)      (28,126)
Realized gain distributions..           --     10,075,567      95,403     5,052,751     3,219,826            --
                               -----------   ------------  ----------  ------------  ------------    ----------
   Net realized gains
     (losses)................      (31,736)     7,019,872      63,255     5,257,841     2,411,969       (28,126)
Change in unrealized gains
  (losses)...................   (1,697,523)   (17,574,891)   (398,549)  (13,455,130)  (10,495,619)     (124,036)
                               -----------   ------------  ----------  ------------  ------------    ----------
   Net realized and
     unrealized gains
     (losses) on
     investments.............   (1,729,259)   (10,555,019)   (335,294)   (8,197,289)   (8,083,650)     (152,162)
                               -----------   ------------  ----------  ------------  ------------    ----------
INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS.................  $(1,775,490)  $(10,252,105) $ (372,722) $ (8,345,248) $ (8,304,865)   $   86,757
                               ===========   ============  ==========  ============  ============    ==========

--------
(q)Previously known as Van Kampen UIF Equity Growth (Class II)

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                                     Van Kampen      Van Kampen
                                                   Life Investment Life Investment
                                                        Trust           Trust       Wells Fargo    Wells Fargo
                                                     (Class II)      (Class II)    Variable Trust Variable Trust
                                                     Sub-Account     Sub-Account    Sub-Account    Sub-Account
                                                   --------------- --------------- -------------- --------------
                                                     LIT Growth      LIT Mid Cap    Wells Fargo    Wells Fargo
                                                     and Income        Growth       VT Advantage   VT Advantage
                                                     (Class II)    (Class II) (r)    Discovery     Opportunity
                                                   --------------- --------------- -------------- --------------
NET INVESTMENT INCOME (LOSS)
Dividends.........................................  $  1,015,610     $        --    $        --    $   217,626
Charges from Lincoln Benefit Life Company:
   Mortality and expense risk.....................      (714,207)       (106,574)       (79,654)      (150,514)
   Administrative expense.........................       (96,794)        (13,861)       (13,987)       (25,870)
                                                    ------------     -----------    -----------    -----------
   Net investment income (loss)...................       204,609        (120,435)       (93,641)        41,242
                                                    ------------     -----------    -----------    -----------
NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
   Proceeds from sales............................    15,956,385       2,421,272      2,247,246      2,848,381
   Cost of investments sold.......................    17,538,259       2,820,440      1,859,190      3,527,464
                                                    ------------     -----------    -----------    -----------
   Realized gains (losses) on fund shares.........    (1,581,874)       (399,168)       388,056       (679,083)
Realized gain distributions.......................     1,973,299       2,970,982             --      2,568,729
                                                    ------------     -----------    -----------    -----------
   Net realized gains (losses)....................       391,425       2,571,814        388,056      1,889,646
Change in unrealized gains (losses)...............   (21,097,461)     (6,995,598)    (3,610,738)    (7,323,609)
                                                    ------------     -----------    -----------    -----------
   Net realized and unrealized gains (losses) on
     investments..................................   (20,706,036)     (4,423,784)    (3,222,682)    (5,433,963)
                                                    ------------     -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS.................................  $(20,501,427)    $(4,544,219)   $(3,316,323)   $(5,392,721)
                                                    ============     ===========    ===========    ===========

--------
(r)Previously known as LIT Aggressive Growth (Class II)

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                           AIM Variable            AIM Variable            AIM Variable
                                            Insurance                Insurance               Insurance
                                              Funds                    Funds              Funds Series II
                                           Sub-Account              Sub-Account             Sub-Account
                                    -------------------------  --------------------  ------------------------
                                                                     AIM V. I.
                                            AIM V. I.                 Capital                AIM V. I.
                                           Basic Value             Appreciation           Basic Value II
                                    -------------------------  --------------------  ------------------------
                                        2008          2007        2008       2007        2008         2007
                                    ------------  -----------  ---------  ---------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
Net investment income (loss)....... $   (109,225) $  (247,560) $ (11,114) $ (15,231) $   (93,159) $  (172,570)
Net realized gains (losses)........    1,823,522    2,582,389     (9,011)    20,654    1,195,515    1,154,424
Change in unrealized gains
  (losses).........................  (12,473,067)  (2,291,321)  (361,446)    88,567   (6,893,136)    (961,523)
                                    ------------  -----------  ---------  ---------  -----------  -----------
Increase (decrease) in net assets
  from operations..................  (10,758,770)      43,508   (381,571)    93,990   (5,790,780)      20,331
                                    ------------  -----------  ---------  ---------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  CONTRACT
  TRANSACTIONS
Deposits...........................      135,634      242,894      7,857      2,484       59,813      202,885
Benefit payments...................     (226,165)     (59,880)   (12,435)    (1,776)     (43,855)    (128,384)
Payments on termination............   (1,739,323)  (3,247,165)   (29,764)   (88,215)  (1,091,592)  (1,043,450)
Loans--net.........................           34         (179)        --         --           --           --
Policy maintenance charge..........       (5,597)      (7,417)        --         --      (22,472)     (31,315)
Transfers among the sub-accounts
  and with the Fixed
  Account--net.....................   (1,022,699)  (1,241,781)     5,381    (98,765)     677,136   (1,400,659)
                                    ------------  -----------  ---------  ---------  -----------  -----------
Increase (decrease) in net assets
  from contract transactions.......   (2,858,116)  (4,313,528)   (28,961)  (186,272)    (420,970)  (2,400,923)
                                    ------------  -----------  ---------  ---------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS.......................  (13,616,886)  (4,270,020)  (410,532)   (92,282)  (6,211,750)  (2,380,592)
NET ASSETS AT BEGINNING
  OF PERIOD........................   22,698,432   26,968,452    900,238    992,520   11,713,113   14,093,705
                                    ------------  -----------  ---------  ---------  -----------  -----------
NET ASSETS AT END OF
  PERIOD........................... $  9,081,546  $22,698,432  $ 489,706  $ 900,238  $ 5,501,363  $11,713,113
                                    ============  ===========  =========  =========  ===========  ===========

UNITS OUTSTANDING
   Units outstanding at beginning
     of period.....................    1,808,905    2,149,789     79,169     96,217      948,821    1,139,221
       Units issued................      305,203      337,910      8,813      6,262      251,572       82,401
       Units redeemed..............     (590,304)    (678,794)   (11,905)   (23,310)    (260,037)    (272,801)
                                    ------------  -----------  ---------  ---------  -----------  -----------
   Units outstanding at end of
     period........................    1,523,804    1,808,905     76,077     79,169      940,356      948,821
                                    ============  ===========  =========  =========  ===========  ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                         AIM Variable             AIM Variable             AIM Variable
                                          Insurance                Insurance                 Insurance
                                       Funds Series II          Funds Series II           Funds Series II
                                         Sub-Account              Sub-Account               Sub-Account
                                   -----------------------  -----------------------  ------------------------
                                          AIM V. I.                                          AIM V. I.
                                           Capital               AIM V. I. Core            Mid Cap Core
                                       Appreciation II             Equity II                 Equity II
                                   -----------------------  -----------------------  ------------------------
                                       2008        2007         2008        2007         2008         2007
                                   -----------  ----------  -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
Net investment income (loss)...... $   (41,486) $  (57,900) $     9,853  $  (48,358) $   (52,558) $  (269,138)
Net realized gains (losses).......     (12,871)    109,654      (86,738)    172,535    1,272,817      461,710
Change in unrealized gains
  (losses)........................  (1,368,425)    292,970   (2,215,089)    333,074   (5,560,563)   1,092,170
                                   -----------  ----------  -----------  ----------  -----------  -----------
Increase (decrease) in net assets
  from operations.................  (1,422,782)    344,724   (2,291,974)    457,251   (4,340,304)   1,284,742
                                   -----------  ----------  -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  CONTRACT
  TRANSACTIONS
Deposits..........................      20,094      83,210       90,510     325,785      155,370      345,610
Benefit payments..................     (27,644)     (9,300)     (29,375)     (6,467)     (45,928)    (126,170)
Payments on termination...........    (205,121)   (276,359)    (574,286)   (405,773)  (1,535,730)  (1,117,863)
Loans--net........................      (1,755)       (147)         307          (8)         209          (23)
Policy maintenance charge.........      (2,678)     (3,222)     (15,687)    (16,559)     (40,624)     (47,214)
Transfers among the sub-accounts
  and with the Fixed
  Account--net....................    (125,978)   (156,848)    (234,729)    421,367   (1,308,713)    (165,708)
                                   -----------  ----------  -----------  ----------  -----------  -----------
Increase (decrease) in net assets
  from contract transactions......    (343,082)   (362,666)    (763,260)    318,345   (2,775,416)  (1,111,368)
                                   -----------  ----------  -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS......................  (1,765,864)    (17,942)  (3,055,234)    775,596   (7,115,720)     173,374
NET ASSETS AT BEGINNING
  OF PERIOD.......................   3,503,254   3,521,196    7,874,791   7,099,195   16,927,585   16,754,211
                                   -----------  ----------  -----------  ----------  -----------  -----------
NET ASSETS AT END OF
  PERIOD.......................... $ 1,737,390  $3,503,254  $ 4,819,557  $7,874,791  $ 9,811,865  $16,927,585
                                   ===========  ==========  ===========  ==========  ===========  ===========

UNITS OUTSTANDING
   Units outstanding at
     beginning of period..........     277,852     307,073      687,580     658,248    1,243,803    1,324,270
       Units issued...............      23,942      26,602      120,974     197,920      184,285      177,142
       Units redeemed.............     (57,932)    (55,823)    (195,258)   (168,588)    (401,266)    (257,609)
                                   -----------  ----------  -----------  ----------  -----------  -----------
   Units outstanding at end of
     period.......................     243,862     277,852      613,296     687,580    1,026,822    1,243,803
                                   ===========  ==========  ===========  ==========  ===========  ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                           The Alger                  The Alger                 The Alger
                                         American Fund              American Fund             American Fund
                                          Sub-Account                Sub-Account               Sub-Account
                                   -------------------------  ------------------------  ------------------------
                                         Alger American            Alger American            Alger American
                                      Capital Appreciation         Income & Growth              LargeCap
                                    Portfolio - Class O (a)      Portfolio - Class O      Growth - Class O (b)
                                   -------------------------  ------------------------  ------------------------
                                       2008          2007         2008         2007         2008         2007
                                   ------------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
Net investment income (loss)...... $   (259,762) $  (344,626) $    77,228  $  (110,838) $  (151,229) $  (197,838)
Net realized gains (losses).......    1,390,999    1,413,691     (226,892)     375,016     (195,202)     442,681
Change in unrealized gains
  (losses)........................  (10,956,264)   5,052,423   (4,759,322)   1,135,528   (6,726,435)   2,652,878
                                   ------------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets
  from operations.................   (9,825,027)   6,121,488   (4,908,986)   1,399,706   (7,072,866)   2,897,721
                                   ------------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  CONTRACT
  TRANSACTIONS
Deposits..........................      360,738      378,304      106,946      190,715      207,069      290,738
Benefit payments..................      (49,653)    (195,369)    (124,571)    (152,569)    (137,241)    (150,692)
Payments on termination...........   (2,550,659)  (2,728,642)  (2,623,920)  (3,321,056)  (1,891,253)  (2,963,629)
Loans--net........................        2,511         (631)        (909)        (129)       1,985         (533)
Policy maintenance charge.........      (14,200)     (16,158)      (7,582)      (9,167)      (9,613)     (11,618)
Transfers among the sub-accounts
  and with the Fixed
  Account--net....................   (3,455,670)   1,772,795   (1,121,547)    (873,858)    (363,160)  (1,023,023)
                                   ------------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets
  from contract transactions......   (5,706,933)    (789,701)  (3,771,583)  (4,166,064)  (2,192,213)  (3,858,757)
                                   ------------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS......................  (15,531,960)   5,331,787   (8,680,569)  (2,766,358)  (9,265,079)    (961,036)
NET ASSETS AT BEGINNING
  OF PERIOD.......................   25,315,804   19,984,017   14,832,965   17,599,323   16,576,696   17,537,732
                                   ------------  -----------  -----------  -----------  -----------  -----------
NET ASSETS AT END OF
  PERIOD.......................... $  9,783,844  $25,315,804  $ 6,152,396  $14,832,965  $ 7,311,617  $16,576,696
                                   ============  ===========  ===========  ===========  ===========  ===========

UNITS OUTSTANDING
   Units outstanding at
     beginning of period..........    1,641,453    1,666,978    1,212,724    1,516,659    1,383,220    1,696,994
      Units issued................      162,147      342,366       55,578       80,622      167,711      150,065
      Units redeemed..............     (617,519)    (367,891)    (409,116)    (384,557)    (387,890)    (463,839)
                                   ------------  -----------  -----------  -----------  -----------  -----------
   Units outstanding at end of
     period.......................    1,186,081    1,641,453      859,186    1,212,724    1,163,041    1,383,220
                                   ============  ===========  ===========  ===========  ===========  ===========

--------
(a)Previously known as Alger Leveraged AllCap
(b)Previously known as Alger Growth

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                                                 The Alger
                                           The Alger                  The Alger                American Fund
                                         American Fund              American Fund              (Series - S)
                                          Sub-Account                Sub-Account                Sub-Account
                                   -------------------------  -------------------------  ------------------------
                                         Alger American             Alger American            Alger American
                                         MidCap Growth             SmallCap Growth         Capital Appreciation
                                      Portfolio - Class O      Portfolio - Class O (c)    Portfolio - Class S (d)
                                   -------------------------  -------------------------  ------------------------
                                       2008          2007         2008          2007         2008         2007
                                   ------------  -----------  ------------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
Net investment income (loss)...... $   (333,032) $  (550,615) $   (189,541) $  (272,687) $   (84,897) $  (106,604)
Net realized gains (losses).......    6,744,117    5,960,858       596,213    1,856,967       20,269      879,780
Change in unrealized gains
  (losses)........................  (26,170,918)   3,949,972    (8,216,437)     943,818   (3,170,320)     929,370
                                   ------------  -----------  ------------  -----------  -----------  -----------
Increase (decrease) in net assets
  from operations.................  (19,759,833)   9,360,215    (7,809,765)   2,528,098   (3,234,948)   1,702,546
                                   ------------  -----------  ------------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  CONTRACT
  TRANSACTIONS
Deposits..........................      397,194      630,959       123,578      337,117       52,236      108,462
Benefit payments..................      (70,101)    (395,037)      (90,634)     (52,854)          --      (32,359)
Payments on termination...........   (3,283,593)  (5,090,161)   (1,337,011)  (2,355,482)    (578,180)  (1,055,709)
Loans--net........................        6,788         (775)          888         (241)        (690)         (23)
Policy maintenance charge.........      (17,635)     (21,099)       (7,130)      (9,364)      (3,876)      (3,689)
Transfers among the sub-accounts
  and with the Fixed
  Account--net....................   (2,244,754)    (905,880)     (967,063)   1,299,237     (365,075)   1,386,210
                                   ------------  -----------  ------------  -----------  -----------  -----------
Increase (decrease) in net assets
  from contract transactions......   (5,212,101)  (5,781,993)   (2,277,372)    (781,587)    (895,585)     402,892
                                   ------------  -----------  ------------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS......................  (24,971,934)   3,578,222   (10,087,137)   1,746,511   (4,130,533)   2,105,438
NET ASSETS AT BEGINNING
  OF PERIOD.......................   37,729,623   34,151,401    17,989,285   16,242,774    7,470,315    5,364,877
                                   ------------  -----------  ------------  -----------  -----------  -----------
NET ASSETS AT END OF
  PERIOD.......................... $ 12,757,689  $37,729,623  $  7,902,148  $17,989,285  $ 3,339,782  $ 7,470,315
                                   ============  ===========  ============  ===========  ===========  ===========

UNITS OUTSTANDING
   Units outstanding at
     beginning of period..........    1,906,834    2,206,448     1,414,311    1,481,769      424,460      399,751
      Units issued................      221,508      282,476       184,035      420,307      136,396      629,978
      Units redeemed..............     (523,445)    (582,090)     (413,898)    (487,765)    (208,445)    (605,269)
                                   ------------  -----------  ------------  -----------  -----------  -----------
   Units outstanding at end of
     period.......................    1,604,897    1,906,834     1,184,448    1,414,311      352,411      424,460
                                   ============  ===========  ============  ===========  ===========  ===========

--------
(c)Previously known as Alger Small Capitalization
(d)Previously known as Alger Leveraged AllCap (Series - S)


                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                                             DWS Investment
                                           The Alger                 The Alger                  Variable
                                         American Fund             American Fund               Insurance
                                         (Series - S)               (Series - S)              Trust Funds
                                          Sub-Account               Sub-Account               Sub-Account
                                   ------------------------  -------------------------  -----------------------
                                        Alger American             Alger American                 DWS
                                        LargeCap Growth            MidCap Growth               Equity 500
                                    Portfolio - Class S (e)     Portfolio - Class S           Index VIP B
                                   ------------------------  -------------------------  -----------------------
                                       2008         2007         2008          2007         2008        2007
                                   -----------  -----------  ------------  -----------  -----------  ----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
Net investment income (loss)...... $  (178,648) $  (212,961) $   (190,253) $  (256,342) $    19,340  $  (13,962)
Net realized gains (losses).......    (189,607)     742,670     3,289,367    2,439,030        5,712     166,299
Change in unrealized
  gains (losses)..................  (6,536,702)   1,933,882   (12,791,382)   1,903,691   (1,541,224)     (3,454)
                                   -----------  -----------  ------------  -----------  -----------  ----------
Increase (decrease) in net assets
  from operations.................  (6,904,957)   2,463,591    (9,692,268)   4,086,379   (1,516,172)    148,883
                                   -----------  -----------  ------------  -----------  -----------  ----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  CONTRACT
  TRANSACTIONS
Deposits..........................     109,444      231,223       153,060      381,170        5,167       3,707
Benefit payments..................     (63,145)     (50,775)     (258,886)     (83,590)     (26,527)         --
Payments on termination...........  (1,535,842)  (1,721,366)   (1,155,816)  (1,247,821)    (447,515)   (583,837)
Loans--net........................        (869)         (52)           62           (4)          --          --
Policy maintenance charge.........      (7,688)      (7,737)      (13,142)     (15,682)          --          --
Transfers among the sub-accounts
  and with the Fixed Account--
  net.............................     662,142     (230,890)      669,489     (451,364)    (248,381)    482,133
                                   -----------  -----------  ------------  -----------  -----------  ----------
Increase (decrease) in net assets
  from contract transactions......    (835,958)  (1,779,597)     (605,233)  (1,417,291)    (717,256)    (97,997)
                                   -----------  -----------  ------------  -----------  -----------  ----------
INCREASE (DECREASE) IN
  NET ASSETS......................  (7,740,915)     683,994   (10,297,501)   2,669,088   (2,233,428)     50,886
NET ASSETS AT BEGINNING
  OF PERIOD.......................  15,287,894   14,603,900    17,168,502   14,499,414    4,383,432   4,332,546
                                   -----------  -----------  ------------  -----------  -----------  ----------
NET ASSETS AT END
  OF PERIOD....................... $ 7,546,979  $15,287,894  $  6,871,001  $17,168,502  $ 2,150,004  $4,383,432
                                   ===========  ===========  ============  ===========  ===========  ==========

UNITS OUTSTANDING
   Units outstanding at
     beginning of period..........   1,027,817    1,159,901     1,074,617    1,172,642      276,427     282,345
      Units issued................     345,898      101,841       279,714      153,404       29,093      37,050
      Units redeemed..............    (406,230)    (233,925)     (302,245)    (251,429)     (85,822)    (42,968)
                                   -----------  -----------  ------------  -----------  -----------  ----------
   Units outstanding at end
     of period....................     967,485    1,027,817     1,052,086    1,074,617      219,698     276,427
                                   ===========  ===========  ============  ===========  ===========  ==========

--------
(e)Previously known as Alger Growth (Series - S)

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------


                                       DWS Investment
                                          Variable
                                          Insurance              DWS Variable              DWS Variable
                                         Trust Funds               Series I                  Series I
                                         Sub-Account              Sub-Account               Sub-Account
                                   ----------------------  ------------------------  ------------------------
                                          DWS Small                DWS Bond                 DWS Global
                                        Cap Index VIP                VIP A               Opportunities VIP
                                   ----------------------  ------------------------  ------------------------
                                      2008        2007         2008         2007         2008         2007
                                   ----------  ----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
Net investment income (loss)...... $     (939) $  (14,918) $   496,314  $   477,361  $  (126,685) $   (45,656)
Net realized gains (losses).......     66,574     119,290     (323,075)       3,656    1,704,193    2,512,184
Change in unrealized
  gains (losses)..................   (503,356)   (164,968)  (2,219,134)    (107,905)  (7,972,547)  (1,268,756)
                                   ----------  ----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets
  from operations.................   (437,721)    (60,596)  (2,045,895)     373,112   (6,395,039)   1,197,772
                                   ----------  ----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  CONTRACT
  TRANSACTIONS
Deposits..........................        640         363      117,953      210,185      112,032      249,193
Benefit payments..................         --          --     (131,652)    (215,252)     (49,204)    (135,988)
Payments on termination...........   (135,471)   (109,538)  (1,850,642)  (1,877,589)  (1,839,538)  (2,174,279)
Loans--net........................         --          --         (897)        (160)         413          (65)
Policy maintenance charge.........         --          --       (6,707)      (7,194)      (5,674)      (7,062)
Transfers among the sub-accounts
  and with the Fixed
  Account--net....................   (240,502)    147,312   (1,396,840)     561,914     (794,787)    (235,552)
                                   ----------  ----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets
  from contract transactions......   (375,333)     38,137   (3,268,785)  (1,328,096)  (2,576,758)  (2,303,753)
                                   ----------  ----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS......................   (813,054)    (22,459)  (5,314,680)    (954,984)  (8,971,797)  (1,105,981)
NET ASSETS AT BEGINNING
  OF PERIOD.......................  1,521,446   1,543,905   13,752,865   14,707,849   14,558,348   15,664,329
                                   ----------  ----------  -----------  -----------  -----------  -----------
NET ASSETS AT END
  OF PERIOD....................... $  708,392  $1,521,446  $ 8,438,185  $13,752,865  $ 5,586,551  $14,558,348
                                   ==========  ==========  ===========  ===========  ===========  ===========

UNITS OUTSTANDING
   Units outstanding at
     beginning of period..........     83,382      81,496      979,765    1,072,017      744,709      854,566
       Units issued...............      4,036       9,910       97,448      132,253       88,935      164,646
       Units redeemed.............    (27,517)     (8,024)    (343,875)    (224,505)    (230,674)    (274,503)
                                   ----------  ----------  -----------  -----------  -----------  -----------
   Units outstanding at end
     of period....................     59,901      83,382      733,338      979,765      602,970      744,709
                                   ==========  ==========  ===========  ===========  ===========  ===========


                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                          DWS Variable             DWS Variable             DWS Variable
                                            Series I                 Series I                 Series II
                                          Sub-Account              Sub-Account               Sub-Account
                                    -----------------------  -----------------------  ------------------------
                                              DWS                      DWS                       DWS
                                    Growth and Income VIP A     International VIP          Balanced VIP A
                                    -----------------------  -----------------------  ------------------------
                                        2008        2007         2008        2007         2008         2007
                                    -----------  ----------  -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
Net investment income (loss)....... $    11,472  $   (7,466) $   (11,445) $   71,095  $   242,684  $   249,460
Net realized gains (losses)........     372,601     171,635      779,281     677,024      (98,291)     544,014
Change in unrealized gains
  (losses).........................  (1,355,132)   (160,161)  (4,197,063)     70,430   (2,814,755)    (335,747)
                                    -----------  ----------  -----------  ----------  -----------  -----------
Increase (decrease) in net assets
  from operations..................    (971,059)      4,008   (3,429,227)    818,549   (2,670,362)     457,727
                                    -----------  ----------  -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  CONTRACT
  TRANSACTIONS
Deposits...........................      29,469      51,102       44,070      48,125       75,848      145,934
Benefit payments...................     (41,362)     (5,589)    (122,950)    (16,984)     (53,580)    (380,238)
Payments on termination............    (321,813)   (480,037)    (476,972)   (867,505)  (2,280,466)  (2,856,429)
Loans--net.........................          87         (41)         259         (39)        (557)        (325)
Policy maintenance charge..........      (1,665)     (1,972)      (2,281)     (2,506)      (6,398)      (7,076)
Transfers among the sub-accounts
  and with the Fixed
  Account--net.....................     (66,561)    (56,525)     703,832     (13,276)    (170,148)    (529,060)
                                    -----------  ----------  -----------  ----------  -----------  -----------
Increase (decrease) in net assets
  from contract transactions.......    (401,845)   (493,062)     145,958    (852,185)  (2,435,301)  (3,627,194)
                                    -----------  ----------  -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS.......................  (1,372,904)   (489,054)  (3,283,269)    (33,636)  (5,105,663)  (3,169,467)
NET ASSETS AT BEGINNING
  OF PERIOD........................   2,732,618   3,221,672    6,646,281   6,679,917   10,828,946   13,998,413
                                    -----------  ----------  -----------  ----------  -----------  -----------
NET ASSETS AT END OF
  PERIOD........................... $ 1,359,714  $2,732,618  $ 3,363,012  $6,646,281  $ 5,723,283  $10,828,946
                                    ===========  ==========  ===========  ==========  ===========  ===========

UNITS OUTSTANDING
   Units outstanding at beginning
     of period.....................     255,774     299,083      504,335     568,635      910,660    1,216,227
       Units issued................      18,352      36,338      174,994     170,911       88,878       77,852
       Units redeemed..............     (63,506)    (79,647)    (162,096)   (235,211)    (327,279)    (383,419)
                                    -----------  ----------  -----------  ----------  -----------  -----------
   Units outstanding at end of
     period........................     210,620     255,774      517,233     504,335      672,259      910,660
                                    ===========  ==========  ===========  ==========  ===========  ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                           Federated                 Federated                 Federated
                                           Insurance                 Insurance                 Insurance
                                            Series                    Series                    Series
                                          Sub-Account               Sub-Account               Sub-Account
                                   ------------------------  ------------------------  ------------------------
                                                                  Federated Fund
                                           Federated                 for U.S.               Federated High
                                            Capital                 Government                Income Bond
                                        Income Fund II             Securities II                Fund II
                                   ------------------------  ------------------------  ------------------------
                                       2008         2007         2008         2007         2008         2007
                                   -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
Net investment income (loss)...... $   210,630  $   268,586  $ 1,091,462  $   773,749  $ 1,604,012  $ 1,659,925
Net realized gains (losses).......    (236,448)     (22,872)     (94,061)    (130,145)    (809,303)         886
Change in unrealized gains
  (losses)........................  (1,142,399)     (56,514)    (262,299)     642,708   (6,002,602)  (1,156,817)
                                   -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets
  from operations.................  (1,168,217)     189,200      735,102    1,286,312   (5,207,893)     503,994
                                   -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  CONTRACT
  TRANSACTIONS
Deposits..........................     207,072      222,941      417,654      378,236      280,173      458,302
Benefit payments..................     (58,366)    (265,383)    (479,848)    (420,809)    (280,222)    (473,517)
Payments on termination...........    (983,777)  (1,381,264)  (4,606,487)  (4,272,292)  (2,765,347)  (3,611,039)
Loans--net........................          99          (56)       2,723         (386)         874         (302)
Policy maintenance charge.........      (3,226)      (3,624)     (13,577)     (14,232)      (9,684)     (11,094)
Transfers among the sub-accounts
  and with the Fixed
  Account--net....................     229,296     (549,649)     608,315    6,744,841   (1,488,510)    (760,711)
                                   -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets
  from contract transactions......    (608,902)  (1,977,035)  (4,071,220)   2,415,358   (4,262,716)  (4,398,361)
                                   -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS......................  (1,777,119)  (1,787,835)  (3,336,118)   3,701,670   (9,470,609)  (3,894,367)
NET ASSETS AT BEGINNING
  OF PERIOD.......................   5,623,478    7,411,313   31,456,446   27,754,776   22,372,155   26,266,522
                                   -----------  -----------  -----------  -----------  -----------  -----------
NET ASSETS AT END OF
  PERIOD.......................... $ 3,846,359  $ 5,623,478  $28,120,328  $31,456,446  $12,901,546  $22,372,155
                                   ===========  ===========  ===========  ===========  ===========  ===========

UNITS OUTSTANDING
   Units outstanding at
     beginning of period..........     504,612      675,879    2,264,801    2,044,313    1,600,354    1,913,837
       Units issued...............     132,730      122,816      470,812      906,074      139,406      283,474
       Units redeemed.............    (190,429)    (294,083)    (762,815)    (685,586)    (472,263)    (596,957)
                                   -----------  -----------  -----------  -----------  -----------  -----------
   Units outstanding at end of
     period.......................     446,913      504,612    1,972,798    2,264,801    1,267,497    1,600,354
                                   ===========  ===========  ===========  ===========  ===========  ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                           Fidelity                   Fidelity                    Fidelity
                                           Variable                   Variable                    Variable
                                           Insurance                  Insurance                   Insurance
                                         Products Fund              Products Fund               Products Fund
                                          Sub-Account                Sub-Account                 Sub-Account
                                   ------------------------  --------------------------  --------------------------
                                              VIP                        VIP                         VIP
                                         Asset Manager               Contrafund                 Equity-Income
                                   ------------------------  --------------------------  --------------------------
                                       2008         2007         2008          2007          2008          2007
                                   -----------  -----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS
Net investment income
  (loss).......................... $   111,020  $   624,752  $   (359,210) $   (530,546) $    295,973  $    108,296
Net realized gains (losses).......     838,394      632,400      (443,423)   26,556,554    (2,396,718)    7,501,213
Change in unrealized gains
  (losses)........................  (4,486,644)     502,855   (33,068,437)  (12,919,701)  (17,913,051)   (6,948,593)
                                   -----------  -----------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets
  from operations.................  (3,537,230)   1,760,007   (33,871,070)   13,106,307   (20,013,796)      660,916
                                   -----------  -----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE)
  IN NET ASSETS FROM
  CONTRACT
  TRANSACTIONS
Deposits..........................     127,384      207,747       886,809     1,239,177       506,052       783,207
Benefit payments..................    (207,820)    (320,458)     (529,605)   (1,072,410)     (389,078)   (1,203,577)
Payments on termination...........  (1,702,646)  (2,345,669)   (9,859,022)  (14,222,538)   (7,290,368)  (12,428,263)
Loans--net........................      (5,026)        (151)      (15,561)       (1,617)        2,018        (1,937)
Policy maintenance charge.........      (6,649)      (6,783)      (38,015)      (43,701)      (24,212)      (30,186)
Transfers among the
  sub-accounts and with the
  Fixed Account--net..............    (226,083)    (461,180)   (2,885,376)   (2,941,142)   (3,303,923)   (1,386,956)
                                   -----------  -----------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets
  from contract transactions......  (2,020,840)  (2,926,494)  (12,440,770)  (17,042,231)  (10,499,511)  (14,267,712)
                                   -----------  -----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE)
  IN NET ASSETS...................  (5,558,070)  (1,166,487)  (46,311,840)   (3,935,924)  (30,513,307)  (13,606,796)
NET ASSETS AT
  BEGINNING OF
  PERIOD..........................  13,084,830   14,251,317    86,546,530    90,482,454    53,256,262    66,863,058
                                   -----------  -----------  ------------  ------------  ------------  ------------
NET ASSETS AT END OF
  PERIOD.......................... $ 7,526,760  $13,084,830  $ 40,234,690  $ 86,546,530  $ 22,742,955  $ 53,256,262
                                   ===========  ===========  ============  ============  ============  ============

UNITS OUTSTANDING
   Units outstanding at
     beginning of period..........     830,377    1,018,315     4,241,119     5,055,926     2,638,656     3,283,576
      Units issued................     138,078      103,944       352,375       398,234       194,921       391,035
      Units redeemed..............    (283,003)    (291,882)   (1,058,015)   (1,213,041)     (857,230)   (1,035,955)
                                   -----------  -----------  ------------  ------------  ------------  ------------
   Units outstanding at end
     of period....................     685,452      830,377     3,535,479     4,241,119     1,976,347     2,638,656
                                   ===========  ===========  ============  ============  ============  ============

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                            Fidelity                   Fidelity                    Fidelity
                                            Variable                   Variable                    Variable
                                           Insurance                   Insurance                   Insurance
                                         Products Fund               Products Fund               Products Fund
                                          Sub-Account                 Sub-Account                 Sub-Account
                                   -------------------------  --------------------------  --------------------------
                                                                          VIP                      VIP Money
                                           VIP Growth                  Index 500                    Market
                                   -------------------------  --------------------------  --------------------------
                                       2008          2007         2008          2007          2008          2007
                                   ------------  -----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS
Net investment income
  (loss).......................... $   (197,108) $  (235,517) $    198,481  $  1,260,346  $    831,248  $  1,640,534
Net realized gains (losses).......       93,356    1,123,419       866,087     2,854,980            --            --
Change in unrealized gains
  (losses)........................  (16,894,687)   7,614,512   (19,787,672)   (1,581,140)           --            --
                                   ------------  -----------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets
  from operations.................  (16,998,439)   8,502,414   (18,723,104)    2,534,186       831,248     1,640,534
                                   ------------  -----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE)
  IN NET ASSETS FROM
  CONTRACT
  TRANSACTIONS
Deposits..........................      500,813      673,837       835,683     1,267,319     1,155,466       858,880
Benefit payments..................     (179,400)    (384,807)     (682,234)     (530,359)     (736,231)   (2,301,845)
Payments on termination...........   (3,862,764)  (6,598,698)   (6,974,162)   (9,269,996)  (18,339,475)  (17,491,823)
Loans--net........................        4,660       (1,585)       11,329          (758)        4,261        (1,403)
Policy maintenance charge.........      (24,328)     (27,237)      (30,270)      (35,925)      (21,804)      (20,805)
Transfers among the
  sub-accounts and with the
  Fixed Account--net..............   (1,307,197)    (357,967)   (3,240,249)   (1,829,289)   31,685,333    18,257,879
                                   ------------  -----------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets
  from contract transactions......   (4,868,216)  (6,696,457)  (10,079,903)  (10,399,008)   13,747,550      (699,117)
                                   ------------  -----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE)
  IN NET ASSETS...................  (21,866,655)   1,805,957   (28,803,007)   (7,864,822)   14,578,798       941,417
NET ASSETS AT
  BEGINNING OF
  PERIOD..........................   38,987,521   37,181,564    56,359,895    64,224,717    46,879,938    45,938,521
                                   ------------  -----------  ------------  ------------  ------------  ------------
NET ASSETS AT END OF
  PERIOD.......................... $ 17,120,866  $38,987,521  $ 27,556,888  $ 56,359,895  $ 61,458,736  $ 46,879,938
                                   ============  ===========  ============  ============  ============  ============

UNITS OUTSTANDING
   Units outstanding at
     beginning of period..........    2,649,587    3,052,972     4,599,273     5,382,253     3,774,967     3,844,889
      Units issued................      317,218      460,236       406,188       369,664     4,654,762     3,584,509
      Units redeemed..............     (684,431)    (863,621)   (1,334,702)   (1,152,644)   (3,506,567)   (3,654,431)
                                   ------------  -----------  ------------  ------------  ------------  ------------
   Units outstanding at end
     of period....................    2,282,374    2,649,587     3,670,759     4,599,273     4,923,162     3,774,967
                                   ============  ===========  ============  ============  ============  ============

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                      Fidelity                  Fidelity
                                            Fidelity                  Variable                  Variable
                                            Variable                 Insurance                 Insurance
                                           Insurance               Products Fund             Products Fund
                                         Products Fund           (Service Class 2)         (Service Class 2)
                                          Sub-Account               Sub-Account               Sub-Account
                                   -------------------------  -----------------------  -------------------------
                                                                     VIP Asset
                                                                      Manager                VIP Contrafund
                                          VIP Overseas           (Service Class 2)         (Service Class 2)
                                   -------------------------  -----------------------  -------------------------
                                       2008          2007         2008        2007         2008          2007
                                   ------------  -----------  -----------  ----------  ------------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
Net investment income (loss)...... $    182,684  $   457,598  $    36,315  $  264,726  $   (297,737) $  (405,235)
Net realized gains (losses).......    2,387,762    3,640,829      388,959     275,082    (2,252,515)  12,545,487
Change in unrealized gains
  (losses)........................  (13,227,124)    (462,328)  (2,452,895)    249,500   (16,773,258)  (5,516,827)
                                   ------------  -----------  -----------  ----------  ------------  -----------
Increase (decrease) in net assets
  from operations.................  (10,656,678)   3,636,099   (2,027,621)    789,308   (19,323,510)   6,623,425
                                   ------------  -----------  -----------  ----------  ------------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  CONTRACT
  TRANSACTIONS
Deposits..........................      290,484      385,436       39,808     163,651       384,383    1,327,156
Benefit payments..................     (114,628)    (294,052)     (16,346)    (92,095)      (74,556)  (1,192,822)
Payments on termination...........   (2,835,387)  (3,906,656)    (537,145)   (776,364)   (4,055,149)  (4,115,208)
Loans--net........................        1,233         (406)      (4,169)       (178)       (1,303)          --
Policy maintenance charge.........      (10,119)     (11,218)     (15,581)    (12,404)      (79,832)     (90,762)
Transfers among the sub-accounts
  and with the Fixed Account--
  net.............................      438,051       82,205       31,391     451,483      (512,866)    (583,576)
                                   ------------  -----------  -----------  ----------  ------------  -----------
Increase (decrease) in net assets
  from contract transactions......   (2,230,366)  (3,744,691)    (502,042)   (265,907)   (4,339,323)  (4,655,212)
                                   ------------  -----------  -----------  ----------  ------------  -----------
INCREASE (DECREASE) IN
  NET ASSETS......................  (12,887,044)    (108,592)  (2,529,663)    523,401   (23,662,833)   1,968,213
NET ASSETS AT BEGINNING
  OF PERIOD.......................   25,100,057   25,208,649    6,730,698   6,207,297    47,224,706   45,256,493
                                   ------------  -----------  -----------  ----------  ------------  -----------
NET ASSETS AT END OF
  PERIOD.......................... $ 12,213,013  $25,100,057  $ 4,201,035  $6,730,698  $ 23,561,873  $47,224,706
                                   ============  ===========  ===========  ==========  ============  ===========

UNITS OUTSTANDING
   Units outstanding at
     beginning of period..........    1,474,053    1,693,368      540,929     565,615     2,857,557    3,162,775
      Units issued................      333,274      268,958      178,181     106,335       510,196      599,624
      Units redeemed..............     (481,784)    (488,273)    (237,115)   (131,021)     (841,685)    (904,842)
                                   ------------  -----------  -----------  ----------  ------------  -----------
   Units outstanding at end of
     period.......................    1,325,543    1,474,053      481,995     540,929     2,526,068    2,857,557
                                   ============  ===========  ===========  ==========  ============  ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                            Fidelity                   Fidelity                   Fidelity
                                            Variable                   Variable                   Variable
                                           Insurance                  Insurance                  Insurance
                                         Products Fund              Products Fund              Products Fund
                                       (Service Class 2)          (Service Class 2)          (Service Class 2)
                                          Sub-Account                Sub-Account                Sub-Account
                                   -------------------------  -------------------------  -------------------------
                                              VIP
                                         Equity-Income                VIP Growth               VIP Index 500
                                       (Service Class 2)          (Service Class 2)          (Service Class 2)
                                   -------------------------  -------------------------  -------------------------
                                       2008          2007         2008          2007         2008          2007
                                   ------------  -----------  ------------  -----------  ------------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
Net investment income (loss)...... $    175,362  $   (22,439) $   (159,934) $  (234,275) $    123,468  $   775,375
Net realized gains (losses).......   (2,378,109)   4,321,072       265,896      875,351       (21,652)   1,302,371
Change in unrealized gains
  (losses)........................  (14,463,898)  (4,239,837)  (10,102,247)   3,916,515   (16,938,303)    (385,846)
                                   ------------  -----------  ------------  -----------  ------------  -----------
Increase (decrease) in net assets
  from operations.................  (16,666,645)      58,796    (9,996,285)   4,557,591   (16,836,487)   1,691,900
                                   ------------  -----------  ------------  -----------  ------------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  CONTRACT
  TRANSACTIONS
Deposits..........................      264,222    1,031,463       209,885      591,167       400,002    1,187,566
Benefit payments..................     (243,189)     (79,358)      (53,287)    (120,865)     (299,925)    (362,152)
Payments on termination...........   (3,373,524)  (4,388,864)   (1,496,214)  (1,976,345)   (3,773,850)  (4,169,175)
Loans--net........................       (1,142)        (119)           (3)         (12)         (909)          --
Policy maintenance charge.........      (51,029)     (60,036)       (7,525)      (8,109)     (104,270)    (120,561)
Transfers among the
  sub-accounts and with the
  Fixed Account--net..............      (95,146)    (703,303)     (405,398)    (272,095)      949,017   (1,094,913)
                                   ------------  -----------  ------------  -----------  ------------  -----------
Increase (decrease) in net assets
  from contract transactions......   (3,499,808)  (4,200,217)   (1,752,542)  (1,786,259)   (2,829,935)  (4,559,235)
                                   ------------  -----------  ------------  -----------  ------------  -----------
INCREASE (DECREASE) IN
  NET ASSETS......................  (20,166,453)  (4,141,421)  (11,748,827)   2,771,332   (19,666,422)  (2,867,335)
NET ASSETS AT
  BEGINNING OF
  PERIOD..........................   40,490,338   44,631,759    21,853,548   19,082,216    46,550,325   49,417,660
                                   ------------  -----------  ------------  -----------  ------------  -----------
NET ASSETS AT END OF
  PERIOD.......................... $ 20,323,885  $40,490,338  $ 10,104,721  $21,853,548  $ 26,883,903  $46,550,325
                                   ============  ===========  ============  ===========  ============  ===========

UNITS OUTSTANDING
   Units outstanding at
     beginning of period..........    3,046,910    3,348,356     1,461,511    1,587,312     3,610,343    3,968,613
      Units issued................      524,950      405,784       288,758      194,920       694,695      331,992
      Units redeemed..............     (854,915)    (707,230)     (445,092)    (320,721)     (935,634)    (690,262)
                                   ------------  -----------  ------------  -----------  ------------  -----------
   Units outstanding at end of
     period.......................    2,716,945    3,046,910     1,305,177    1,461,511     3,369,404    3,610,343
                                   ============  ===========  ============  ===========  ============  ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                            Fidelity                   Fidelity                   Fidelity
                                            Variable                   Variable                   Variable
                                           Insurance                  Insurance                  Insurance
                                         Products Fund              Products Fund              Products Fund
                                       (Service Class 2)          (Service Class 2)          (Service Class 2)
                                          Sub-Account                Sub-Account                Sub-Account
                                   -------------------------  -------------------------  -------------------------
                                         VIP Investment               VIP Money
                                           Grade Bond                   Market                  VIP Overseas
                                       (Service Class 2)          (Service Class 2)          (Service Class 2)
                                   -------------------------  -------------------------  -------------------------
                                       2008          2007         2008          2007         2008          2007
                                   ------------  -----------  ------------  -----------  ------------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
Net investment income (loss)...... $  1,407,802  $ 1,281,750  $    662,375  $ 1,862,999  $    285,716  $   600,367
Net realized gains (losses).......     (898,101)    (175,021)           --           --     2,736,290    4,323,017
Change in unrealized gains
  (losses)........................   (2,974,918)     245,863            --           --   (23,145,565)   1,267,243
                                   ------------  -----------  ------------  -----------  ------------  -----------
Increase (decrease) in net assets
  from operations.................   (2,465,217)   1,352,592       662,375    1,862,999   (20,123,559)   6,190,627
                                   ------------  -----------  ------------  -----------  ------------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  CONTRACT
  TRANSACTIONS
Deposits..........................      508,313      773,105     1,520,823    1,986,395       340,634    1,240,149
Benefit payments..................     (461,291)    (242,204)     (682,408)  (1,602,452)      (67,814)    (184,941)
Payments on termination...........   (6,110,040)  (4,702,056)  (11,249,131)  (9,701,910)   (3,598,133)  (3,452,010)
Loans--net........................       (1,544)        (135)          148          (19)           76          (15)
Policy maintenance charge.........      (93,398)     (84,527)     (157,387)    (159,724)      (88,197)     (93,985)
Transfers among the sub-accounts
  and with the Fixed Account--
  net.............................   (5,917,676)   5,636,125    12,358,568    6,534,718     1,641,329    1,570,382
                                   ------------  -----------  ------------  -----------  ------------  -----------
Increase (decrease) in net assets
  from contract transactions......  (12,075,636)   1,380,308     1,790,613   (2,942,992)   (1,772,105)    (920,420)
                                   ------------  -----------  ------------  -----------  ------------  -----------
INCREASE (DECREASE) IN
  NET ASSETS......................  (14,540,853)   2,732,900     2,452,988   (1,079,993)  (21,895,664)   5,270,207
NET ASSETS AT BEGINNING
  OF PERIOD.......................   54,745,308   52,012,408    55,846,998   56,926,991    45,858,234   40,588,027
                                   ------------  -----------  ------------  -----------  ------------  -----------
NET ASSETS AT END OF
  PERIOD.......................... $ 40,204,455  $54,745,308  $ 58,299,986  $55,846,998  $ 23,962,570  $45,858,234
                                   ============  ===========  ============  ===========  ============  ===========

UNITS OUTSTANDING
   Units outstanding at
     beginning of period..........    4,894,323    4,751,458     5,220,975    5,497,123     2,661,342    2,713,209
      Units issued................      821,083    1,119,551     3,593,639    4,242,258       851,516      584,487
      Units redeemed..............   (1,926,106)    (976,686)   (3,431,897)  (4,518,406)     (992,166)    (636,354)
                                   ------------  -----------  ------------  -----------  ------------  -----------
   Units outstanding at end of
     period.......................    3,789,300    4,894,323     5,382,717    5,220,975     2,520,692    2,661,342
                                   ============  ===========  ============  ===========  ============  ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                        Goldman Sachs             Goldman Sachs
                                           Variable                 Variable
                                          Insurance                 Insurance               J.P. Morgan
                                            Trust                     Trust               Series Trust II
                                         Sub-Account               Sub-Account              Sub-Account
                                   -----------------------  ------------------------  -----------------------
                                        VIT Strategic            VIT Structured
                                        International               Small Cap                  Small
                                            Equity                   Equity                   Company
                                   -----------------------  ------------------------  -----------------------
                                       2008        2007         2008         2007         2008        2007
                                   -----------  ----------  -----------  -----------  -----------  ----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
Net investment income (loss)...... $    35,489  $   (9,503) $   (18,662) $   (42,175) $   (35,024) $  (60,208)
Net realized gains (losses).......      16,125     896,050     (284,550)     381,915      176,910     342,428
Change in unrealized gains
  (losses)........................  (2,094,890)   (550,344)    (580,348)  (1,017,201)  (1,158,645)   (529,248)
                                   -----------  ----------  -----------  -----------  -----------  ----------
Increase (decrease) in net assets
  from operations.................  (2,043,276)    336,203     (883,560)    (677,461)  (1,016,759)   (247,028)
                                   -----------  ----------  -----------  -----------  -----------  ----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  CONTRACT
  TRANSACTIONS
Deposits..........................       8,065      15,449        5,136       41,702       10,044      15,675
Benefit payments..................      (2,665)    (34,057)      (9,568)     (61,438)      (3,566)    (52,151)
Payments on termination...........    (446,299)   (636,859)    (288,478)    (422,972)    (390,679)   (367,423)
Loans--net........................         341         (68)          (6)         (33)         300         (49)
Policy maintenance charge.........      (1,036)     (1,232)        (828)      (1,055)        (973)     (1,168)
Transfers among the sub-accounts
  and with the Fixed
  Account--net....................    (813,819)    (26,036)    (251,309)    (132,536)    (362,139)   (217,021)
                                   -----------  ----------  -----------  -----------  -----------  ----------
Increase (decrease) in net assets
  from contract transactions......  (1,255,413)   (682,803)    (545,053)    (576,332)    (747,013)   (622,137)
                                   -----------  ----------  -----------  -----------  -----------  ----------
INCREASE (DECREASE) IN
  NET ASSETS......................  (3,298,689)   (346,600)  (1,428,613)  (1,253,793)  (1,763,772)   (869,165)
NET ASSETS AT BEGINNING
  OF PERIOD.......................   5,195,664   5,542,264    2,884,517    4,138,310    3,525,394   4,394,559
                                   -----------  ----------  -----------  -----------  -----------  ----------
NET ASSETS AT END OF
  PERIOD.......................... $ 1,896,975  $5,195,664  $ 1,455,904  $ 2,884,517  $ 1,761,622  $3,525,394
                                   ===========  ==========  ===========  ===========  ===========  ==========

UNITS OUTSTANDING
   Units outstanding at
     beginning of period..........     377,739     424,674      174,735      205,869      228,195     264,489
       Units issued...............      30,273      57,039       19,235       35,784       15,834       9,849
       Units redeemed.............    (151,310)   (103,974)     (58,663)     (66,918)     (73,849)    (46,143)
                                   -----------  ----------  -----------  -----------  -----------  ----------
   Units outstanding at end of
     period.......................     256,702     377,739      135,307      174,735      170,180     228,195
                                   ===========  ==========  ===========  ===========  ===========  ==========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                           Janus Aspen                Janus Aspen               Janus Aspen
                                             Series                     Series                    Series
                                           Sub-Account                Sub-Account               Sub-Account
                                   --------------------------  ------------------------  ------------------------
                                                                       Flexible                    Forty
                                            Balanced                     Bond                    Portfolio
                                   --------------------------  ------------------------  ------------------------
                                       2008          2007          2008         2007         2008         2007
                                   ------------  ------------  -----------  -----------  -----------  -----------
INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS
Net investment income
  (loss).......................... $    458,584  $    541,195  $   508,915  $   614,323  $   (90,276) $   (78,857)
Net realized gains (losses).......    4,099,082     2,936,390     (242,681)    (190,703)     242,375      782,671
Change in unrealized gains
  (losses)........................  (11,969,127)    1,167,851      447,729      593,955   (3,781,109)   1,254,258
                                   ------------  ------------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets
  from operations.................   (7,411,461)    4,645,436      713,963    1,017,575   (3,629,010)   1,958,072
                                   ------------  ------------  -----------  -----------  -----------  -----------
INCREASE (DECREASE)
  IN NET ASSETS FROM
  CONTRACT
  TRANSACTIONS
Deposits..........................      533,170       783,577      259,624      268,535       34,848       94,026
Benefit payments..................     (919,269)   (1,032,402)    (240,445)    (369,136)      (2,477)     (65,412)
Payments on termination...........   (8,313,317)  (10,161,411)  (2,828,033)  (2,581,568)    (631,261)  (1,209,269)
Loans--net........................        1,320          (728)       2,495          (96)          38          (43)
Policy maintenance charge.........      (28,502)      (31,554)      (8,155)      (7,711)        (719)        (577)
Transfers among the
  sub-accounts and with the
  Fixed Account--net..............     (640,220)   (1,987,409)    (218,293)   1,413,026    1,113,744     (522,576)
                                   ------------  ------------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets
  from contract transactions......   (9,366,818)  (12,429,927)  (3,032,807)  (1,276,950)     514,173   (1,703,851)
                                   ------------  ------------  -----------  -----------  -----------  -----------
INCREASE (DECREASE)
  IN NET ASSETS...................  (16,778,279)   (7,784,491)  (2,318,844)    (259,375)  (3,114,837)     254,221
NET ASSETS AT
  BEGINNING OF
  PERIOD..........................   48,451,030    56,235,521   19,089,163   19,348,538    7,295,718    7,041,497
                                   ------------  ------------  -----------  -----------  -----------  -----------
NET ASSETS AT END OF
  PERIOD.......................... $ 31,672,751  $ 48,451,030  $16,770,319  $19,089,163  $ 4,180,881  $ 7,295,718
                                   ============  ============  ===========  ===========  ===========  ===========

UNITS OUTSTANDING
   Units outstanding at
     beginning of period..........    2,514,042     3,148,657    1,273,596    1,350,603      397,100      516,710
       Units issued...............      236,151       256,870      329,568      225,057      206,176       80,614
       Units redeemed.............     (734,967)     (891,485)    (526,904)    (302,064)    (189,460)    (200,224)
                                   ------------  ------------  -----------  -----------  -----------  -----------
   Units outstanding at end of
     period.......................    2,015,226     2,514,042    1,076,260    1,273,596      413,816      397,100
                                   ============  ============  ===========  ===========  ===========  ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                     Janus Aspen                Janus Aspen                Janus Aspen
                                        Series                     Series                     Series
                                     Sub-Account                Sub-Account                Sub-Account
                              -------------------------  -------------------------  -------------------------
                                      Large Cap                   Mid Cap                   Worldwide
                                        Growth                     Growth                     Growth
                              -------------------------  -------------------------  -------------------------
                                  2008          2007         2008          2007         2008          2007
                              ------------  -----------  ------------  -----------  ------------  -----------
INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS
Net investment income
  (loss)..................... $   (148,019) $  (213,019) $   (290,692) $  (368,043) $    (58,342) $  (238,103)
Net realized gains (losses)..     (408,465)     161,037     1,346,653      963,684      (501,151)   1,279,814
Change in unrealized gains
  (losses)...................   (9,620,220)   3,753,481   (13,605,671)   4,775,354   (11,911,064)   1,811,825
                              ------------  -----------  ------------  -----------  ------------  -----------
Increase (decrease) in net
  assets from operations.....  (10,176,704)   3,701,499   (12,549,710)   5,370,995   (12,470,557)   2,853,536
                              ------------  -----------  ------------  -----------  ------------  -----------
INCREASE (DECREASE)
  IN NET ASSETS FROM
  CONTRACT
  TRANSACTIONS
Deposits.....................      255,455      400,970       297,724      436,726       380,050      382,081
Benefit payments.............     (191,694)    (456,429)     (113,232)    (245,672)     (193,474)    (569,763)
Payments on termination......   (3,187,066)  (5,262,645)   (3,201,858)  (4,602,801)   (3,824,388)  (6,506,485)
Loans--net...................        3,113         (951)       (2,189)        (972)       (2,548)      (1,582)
Policy maintenance charge....      (19,049)     (22,226)      (21,370)     (23,424)      (20,410)     (25,023)
Transfers among the
  sub-accounts and with the
  Fixed Account--net.........     (263,149)  (1,107,217)     (218,329)   2,560,472      (777,434)  (1,354,406)
                              ------------  -----------  ------------  -----------  ------------  -----------
Increase (decrease) in net
  assets from contract
  transactions...............   (3,402,390)  (6,448,498)   (3,259,254)  (1,875,671)   (4,438,204)  (8,075,178)
                              ------------  -----------  ------------  -----------  ------------  -----------
INCREASE (DECREASE)
  IN NET ASSETS..............  (13,579,094)  (2,746,999)  (15,808,964)   3,495,324   (16,908,761)  (5,221,642)
NET ASSETS AT
  BEGINNING OF
  PERIOD.....................   27,376,695   30,123,694    30,609,679   27,114,355    30,455,962   35,677,604
                              ------------  -----------  ------------  -----------  ------------  -----------
NET ASSETS AT END OF
  PERIOD..................... $ 13,797,601  $27,376,695  $ 14,800,715  $30,609,679  $ 13,547,201  $30,455,962
                              ============  ===========  ============  ===========  ============  ===========
UNITS OUTSTANDING
   Units outstanding at
     beginning of period.....    1,832,543    2,278,960     1,820,575    1,860,879     1,912,219    2,393,994
       Units issued..........       87,751      139,433       219,005      411,441       141,222      186,877
       Units redeemed........     (359,764)    (585,850)     (441,003)    (451,745)     (491,437)    (668,652)
                              ------------  -----------  ------------  -----------  ------------  -----------
   Units outstanding at end
     of period...............    1,560,530    1,832,543     1,598,577    1,820,575     1,562,004    1,912,219
                              ============  ===========  ============  ===========  ============  ===========


                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                          Janus Aspen               Janus Aspen               Janus Aspen
                                            Series                     Series                    Series
                                       (Service Shares)           (Service Shares)          (Service Shares)
                                          Sub-Account               Sub-Account               Sub-Account
                                   ------------------------  -------------------------  -----------------------
                                                                                                 Forty
                                           Balanced                Foreign Stock               Portfolio
                                       (Service Shares)           (Service Shares)          (Service Shares)
                                   ------------------------  -------------------------  -----------------------
                                       2008         2007      2008 (f)(s)      2007         2008        2007
                                   -----------  -----------  ------------  -----------  -----------  ----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
Net investment income (loss)...... $    80,770  $    86,176  $    366,358  $   (19,662) $  (129,487) $ (102,171)
Net realized gains (losses).......     788,266      326,951     2,029,884    1,472,039      164,686     418,645
Change in unrealized gains
  (losses)........................  (2,827,013)     603,069    (3,363,592)     803,846   (4,483,825)  1,970,823
                                   -----------  -----------  ------------  -----------  -----------  ----------
Increase (decrease) in net assets
  from operations.................  (1,957,977)   1,016,196      (967,350)   2,256,223   (4,448,626)  2,287,297
                                   -----------  -----------  ------------  -----------  -----------  ----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  CONTRACT
  TRANSACTIONS
Deposits..........................      86,920      201,558        57,591      196,142       65,164     171,301
Benefit payments..................     (37,164)     (57,850)      (20,586)     (66,137)        (396)    (16,709)
Payments on termination...........  (1,224,669)  (1,158,713)     (473,742)  (1,815,192)  (1,074,143)   (479,099)
Loans--net........................      (1,822)         (18)          116          (77)          34          --
Policy maintenance charge.........     (21,753)     (21,353)       (4,471)     (17,541)     (14,415)    (10,857)
Transfers among the sub-accounts
  and with the Fixed Account--
  net.............................    (959,468)     (36,984)  (14,443,987)   1,707,178    1,475,113   1,020,840
                                   -----------  -----------  ------------  -----------  -----------  ----------
Increase (decrease) in net assets
  from contract transactions......  (2,157,956)  (1,073,360)  (14,885,079)       4,373      451,357     685,476
                                   -----------  -----------  ------------  -----------  -----------  ----------
INCREASE (DECREASE) IN
  NET ASSETS......................  (4,115,933)     (57,164)  (15,852,429)   2,260,596   (3,997,269)  2,972,773
NET ASSETS AT BEGINNING
  OF PERIOD.......................  12,314,209   12,371,373    15,852,429   13,591,833    9,179,750   6,206,977
                                   -----------  -----------  ------------  -----------  -----------  ----------
NET ASSETS AT END OF
  PERIOD.......................... $ 8,198,276  $12,314,209  $         --  $15,852,429  $ 5,182,481  $9,179,750
                                   ===========  ===========  ============  ===========  ===========  ==========

UNITS OUTSTANDING
   Units outstanding at
     beginning of period..........     928,439    1,012,702       952,343      947,347      500,283     454,430
       Units issued...............     134,586      125,148        48,964      372,974      310,806     168,492
       Units redeemed.............    (314,970)    (209,411)   (1,001,307)    (367,978)    (295,697)   (122,639)
                                   -----------  -----------  ------------  -----------  -----------  ----------
   Units outstanding at end of
     period.......................     748,055      928,439            --      952,343      515,392     500,283
                                   ===========  ===========  ============  ===========  ===========  ==========

--------
(f)For the period beginning January 1, 2008 and ended April 29, 2008
(s)On April 30, 2008 Foreign Stock (Service Shares) merged into International Growth (Service Shares)

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                 Janus Aspen          Janus Aspen           Janus Aspen
                                                    Series               Series                Series
                                               (Service Shares)     (Service Shares)      (Service Shares)
                                                 Sub-Account          Sub-Account           Sub-Account
                                           -----------------------  ---------------- -------------------------
                                                    INTECH
                                                 Risk-Managed        International
                                                Core Portfolio           Growth            Mid Cap Value
                                               (Service Shares)     (Service Shares)      (Service Shares)
                                           -----------------------  ---------------- -------------------------
                                               2008        2007       2008 (g)(s)        2008          2007
                                           -----------  ----------  ---------------- ------------  -----------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS
Net investment income (loss).............. $   (43,089) $  (75,865)   $    22,066    $   (253,032) $   395,710
Net realized gains (losses)...............      (6,700)     48,102        259,071       1,955,668    1,310,291
Change in unrealized gains (losses).......  (2,030,769)    331,016     (7,395,882)     (8,458,075)    (266,055)
                                           -----------  ----------    -----------    ------------  -----------
Increase (decrease) in net assets from
  operations..............................  (2,080,558)    303,253     (7,114,745)     (6,755,439)   1,439,946
                                           -----------  ----------    -----------    ------------  -----------
INCREASE (DECREASE) IN NET
  ASSETS FROM CONTRACT
  TRANSACTIONS
Deposits..................................      58,133     295,867         64,835         185,726      496,450
Benefit payments..........................     (10,767)     (6,876)       (36,401)        (39,897)    (103,365)
Payments on termination...................    (585,570)   (876,215)      (521,498)     (2,286,365)  (1,835,553)
Loans--net................................          34          --            285            (724)          --
Policy maintenance charge.................     (12,304)    (15,968)       (10,763)        (66,256)     (71,158)
Transfers among the sub-accounts and with
  the Fixed Account--net..................    (212,486)   (395,819)    13,339,725      (1,146,781)      95,149
                                           -----------  ----------    -----------    ------------  -----------
Increase (decrease) in net assets from
  contract transactions...................    (762,960)   (999,011)    12,836,183      (3,354,297)  (1,418,477)
                                           -----------  ----------    -----------    ------------  -----------
INCREASE (DECREASE) IN NET
  ASSETS..................................  (2,843,518)   (695,758)     5,721,438     (10,109,736)      21,469
NET ASSETS AT BEGINNING OF
  PERIOD..................................   6,217,404   6,913,162             --      25,818,130   25,796,661
                                           -----------  ----------    -----------    ------------  -----------
NET ASSETS AT END OF PERIOD............... $ 3,373,886  $6,217,404    $ 5,721,438    $ 15,708,394  $25,818,130
                                           ===========  ==========    ===========    ============  ===========

UNITS OUTSTANDING
   Units outstanding at beginning of
     period...............................     441,986     513,298             --       1,768,771    1,864,376
       Units issued.......................      61,554      54,396      2,108,414         314,281      243,494
       Units redeemed.....................    (121,521)   (125,708)    (1,325,257)       (566,809)    (339,099)
                                           -----------  ----------    -----------    ------------  -----------
   Units outstanding at end of period.....     382,019     441,986        783,157       1,516,243    1,768,771
                                           ===========  ==========    ===========    ============  ===========

--------
(g)For the period beginning April 30, 2008 and ended December 31, 2008
(s)On April 30, 2008 Foreign Stock (Service Shares) merged into International Growth (Service Shares)

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                         Janus Aspen              Janus Aspen                 Lazard
                                            Series                   Series                 Retirement
                                       (Service Shares)         (Service Shares)           Series, Inc.
                                         Sub-Account              Sub-Account               Sub-Account
                                   -----------------------  -----------------------  ------------------------
                                        Small Company              Worldwide
                                            Value                    Growth                  Emerging
                                       (Service Shares)         (Service Shares)          Markets Equity
                                   -----------------------  -----------------------  ------------------------
                                       2008        2007         2008        2007         2008         2007
                                   -----------  ----------  -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
Net investment income (loss)...... $   (86,631) $  (36,120) $   (12,546) $  (31,209) $    47,084  $   (54,852)
Net realized gains (losses).......    (209,687)    417,386       21,410     182,591      768,684    3,854,606
Change in unrealized gains
  (losses)........................  (2,023,866)   (919,926)  (1,308,747)     87,697   (7,101,100)    (159,689)
                                   -----------  ----------  -----------  ----------  -----------  -----------
Increase (decrease) in net assets
  from operations.................  (2,320,184)   (538,660)  (1,299,883)    239,079   (6,285,332)   3,640,065
                                   -----------  ----------  -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  CONTRACT
  TRANSACTIONS
Deposits..........................      79,139     228,986       21,003      27,703       40,309       54,764
Benefit payments..................      (9,391)    (38,147)      (2,789)       (938)     (54,793)     (65,868)
Payments on termination...........    (665,568)   (388,045)    (340,488)   (397,235)  (1,176,702)  (1,880,399)
Loans--net........................        (564)         (3)         223         (38)          (1)          (2)
Policy maintenance charge.........     (15,349)    (15,145)        (451)       (541)      (2,146)      (2,251)
Transfers among the sub-accounts
  and with the Fixed Account--
  net.............................    (137,976)    473,527     (346,632)    255,296     (849,921)    (404,893)
                                   -----------  ----------  -----------  ----------  -----------  -----------
Increase (decrease) in net assets
  from contract transactions......    (749,709)    261,173     (669,134)   (115,753)  (2,043,254)  (2,298,649)
                                   -----------  ----------  -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS......................  (3,069,893)   (277,487)  (1,969,017)    123,326   (8,328,586)   1,341,416
NET ASSETS AT BEGINNING
  OF PERIOD.......................   6,978,358   7,255,845    3,264,772   3,141,446   13,887,458   12,546,042
                                   -----------  ----------  -----------  ----------  -----------  -----------
NET ASSETS AT END OF
  PERIOD.......................... $ 3,908,465  $6,978,358  $ 1,295,755  $3,264,772  $ 5,558,872  $13,887,458
                                   ===========  ==========  ===========  ==========  ===========  ===========

UNITS OUTSTANDING
   Units outstanding at
     beginning of period..........     573,921     551,687      267,253     278,546      351,026      416,031
       Units issued...............     137,804     207,132       27,036      43,791       63,885       80,781
       Units redeemed.............    (202,064)   (184,898)     (98,333)    (55,084)    (136,923)    (145,786)
                                   -----------  ----------  -----------  ----------  -----------  -----------
   Units outstanding at end of
     period.......................     509,661     573,921      195,956     267,253      277,988      351,026
                                   ===========  ==========  ===========  ==========  ===========  ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                     Legg Mason       Legg Mason            Legg Mason
                                                   Lazard             Partners         Partners              Partners
                                                 Retirement           Variable         Variable              Variable
                                                Series, Inc.        Income Trust     Income Trust          Income Trust
                                                Sub-Account          Sub-Account     Sub-Account            Sub-Account
                                          -----------------------  --------------- ---------------- --------------------------
                                                                                                            Legg Mason
                                                                     Legg Mason       Legg Mason             Variable
                                               International        Variable All     Variable All           Fundamental
                                                   Equity          Cap Portfolio I Cap Portfolio II       Value Portfolio
                                          -----------------------  --------------- ---------------- --------------------------
                                              2008        2007       2007 (t)(u)     2007 (v)(u)        2008     2007 (t)(v)(w)
                                          -----------  ----------  --------------- ---------------- -----------  --------------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $    (6,935) $   27,081   $    (20,704)    $   (13,307)   $     1,651   $    15,201
Net realized gains (losses)..............     (64,469)    643,752      3,005,629         428,934       (830,708)      527,005
Change in unrealized gains (losses)......    (868,100)   (413,939)    (2,479,504)       (291,733)    (3,038,236)   (1,161,304)
                                          -----------  ----------   ------------     -----------    -----------   -----------
Increase (decrease) in net assets from
 operations..............................    (939,504)    256,894        505,421         123,894     (3,867,293)     (619,098)
                                          -----------  ----------   ------------     -----------    -----------   -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................       3,722      43,184         35,633          19,520         53,234        63,052
Benefit payments.........................      (3,802)    (20,302)       (75,663)        (28,547)       (16,420)      (93,523)
Payments on termination..................    (271,746)   (331,275)      (291,717)        (45,858)    (1,027,618)     (921,089)
Loans--net...............................          --          --            (39)             (7)           (10)          (40)
Policy maintenance charge................        (670)       (816)          (748)           (899)        (5,319)       (4,108)
Transfers among the sub-accounts and
 with the Fixed Account--net.............    (282,831)     (6,995)   (10,669,830)     (2,709,458)      (771,305)   12,954,152
                                          -----------  ----------   ------------     -----------    -----------   -----------
Increase (decrease) in net assets from
 contract transactions...................    (555,327)   (316,204)   (11,002,364)     (2,765,249)    (1,767,438)   11,998,444
                                          -----------  ----------   ------------     -----------    -----------   -----------
INCREASE (DECREASE) IN NET
 ASSETS..................................  (1,494,831)    (59,310)   (10,496,943)     (2,641,355)    (5,634,731)   11,379,346
NET ASSETS AT BEGINNING OF
 PERIOD..................................   2,811,584   2,870,894     10,496,943       2,641,355     11,379,346            --
                                          -----------  ----------   ------------     -----------    -----------   -----------
NET ASSETS AT END OF
 PERIOD.................................. $ 1,316,753  $2,811,584   $         --     $        --    $ 5,744,615   $11,379,346
                                          ===========  ==========   ============     ===========    ===========   ===========

UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................     206,899     230,541        656,293         216,891      1,198,088            --
       Units issued......................      13,860      32,201         15,901          10,546        124,220     1,396,597
       Units redeemed....................     (64,583)    (55,843)      (672,194)       (227,437)      (354,192)     (198,509)
                                          -----------  ----------   ------------     -----------    -----------   -----------
    Units outstanding at end of
     period..............................     156,176     206,899             --              --        968,116     1,198,088
                                          ===========  ==========   ============     ===========    ===========   ===========

--------
(t)On April 27, 2007 Legg Mason Variable All Cap Portfolio I merged into Legg Mason Partners Variable Fundamental Value
(u)For the period beginning January 1, 2007 and ended April 27, 2007
(v)On April 27, 2007 Legg Mason Variable All Cap Portfolio II merged into Legg Mason Partners Variable Fundamental Value
(w)For the period beginning May 1, 2007 and ended December 31, 2007

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------


                                                           Legg Mason                    Legg Mason
                                                   Partners Variable Income Trust Partners Variable Portfolios I
                                                          Sub-Account                    Sub-Account
                                                   -----------------------------  -----------------------------
                                                   Legg Mason Variable Global            Legg Mason
                                                       High Yield Bond II         Variable Investors Portfolio I
                                                   -----------------------------  -----------------------------
                                                       2008            2007           2008        2007 (x)(w)
                                                    ------------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)...................... $  1,869,556    $ 1,574,129    $   (38,134)    $   (47,287)
Net realized gains (losses).......................   (1,253,957)       141,859        245,516       1,092,347
Change in unrealized gains (losses)...............   (8,563,089)    (2,296,464)    (5,763,071)       (722,435)
                                                    ------------    -----------    -----------     -----------
Increase (decrease) in net assets from operations.   (7,947,490)      (580,476)    (5,555,689)        322,625
                                                    ------------    -----------    -----------     -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT TRANSACTIONS
Deposits..........................................      251,338        585,354         81,509         155,633
Benefit payments..................................     (205,345)      (173,904)       (59,411)       (156,404)
Payments on termination...........................   (2,894,507)    (2,715,858)    (1,386,879)     (2,106,693)
Loans--net........................................       (1,278)           (10)           407             (25)
Policy maintenance charge.........................      (64,223)       (73,823)        (7,693)         (7,063)
Transfers among the sub-accounts and with the
  Fixed Account--net..............................   (1,754,386)       809,016     (1,371,292)      3,107,539
                                                    ------------    -----------    -----------     -----------
Increase (decrease) in net assets from contract
  transactions....................................   (4,668,401)    (1,569,225)    (2,743,359)        992,987
                                                    ------------    -----------    -----------     -----------
INCREASE (DECREASE) IN NET ASSETS.................  (12,615,891)    (2,149,701)    (8,299,048)      1,315,612
NET ASSETS AT BEGINNING OF PERIOD.................   29,280,181     31,429,882     16,941,797      15,626,185
                                                    ------------    -----------    -----------     -----------
NET ASSETS AT END OF PERIOD....................... $ 16,664,290    $29,280,181    $ 8,642,749     $16,941,797
                                                    ============    ===========    ===========     ===========

UNITS OUTSTANDING
   Units outstanding at beginning of period.......    2,483,811      2,616,670      1,325,719       1,168,679
       Units issued...............................      333,730        385,801        105,422         435,655
       Units redeemed.............................     (740,346)      (518,660)      (360,994)       (278,615)
                                                    ------------    -----------    -----------     -----------
   Units outstanding at end of period.............    2,077,195      2,483,811      1,070,147       1,325,719
                                                    ============    ===========    ===========     ===========

--------
(x)On April 27, 2007 Legg Mason Variable Investors Portfolio II merged into Legg Mason Variable Investors Portfolio I
(w)For the period beginning May 1, 2007 and ended December 31, 2007

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------


                                                  Legg Mason
                                                   Partners         MFS Variable              MFS Variable
                                                   Variable           Insurance                 Insurance
                                                 Portfolios I           Trust                     Trust
                                                 Sub-Account         Sub-Account               Sub-Account
                                                 ------------ ------------------------  ------------------------
                                                  Legg Mason
                                                   Variable
                                                  Investors                                   MFS Investors
                                                 Portfolio II      MFS Growth (h)                 Trust
                                                 ------------ ------------------------  ------------------------
                                                 2007 (x)(u)      2008         2007         2008         2007
                                                 ------------ -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss).................... $   (15,930) $   (74,241) $   (99,355) $   (30,923) $   (34,545)
Net realized gains (losses).....................     596,082      (28,923)     129,255      367,181      395,841
Change in unrealized gains (losses).............    (425,778)  (2,528,396)   1,109,171   (2,131,905)      99,546
                                                 -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
  operations....................................     154,374   (2,631,560)   1,139,071   (1,795,647)     460,842
                                                 -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT TRANSACTIONS
Deposits........................................      12,974       93,147       75,540       27,145       47,983
Benefit payments................................      (1,206)     (49,117)     (47,839)     (51,227)    (125,453)
Payments on termination.........................     (53,403)    (779,451)    (905,648)    (726,096)    (976,913)
Loans--net......................................          --        2,396          (99)         (28)         (15)
Policy maintenance charge.......................      (1,210)      (4,583)      (4,548)      (2,863)      (2,898)
Transfers among the sub-accounts and with the
  Fixed Account--net............................  (3,008,081)     994,721     (238,406)     979,071     (138,005)
                                                 -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from contract
  transactions..................................  (3,050,926)     257,113   (1,121,000)     226,002   (1,195,301)
                                                 -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
  ASSETS........................................  (2,896,552)  (2,374,447)      18,071   (1,569,645)    (734,459)
NET ASSETS AT BEGINNING OF
  PERIOD........................................   2,896,552    6,462,174    6,444,103    4,942,220    5,676,679
                                                 -----------  -----------  -----------  -----------  -----------
NET ASSETS AT END OF PERIOD..................... $        --  $ 4,087,727  $ 6,462,174  $ 3,372,575  $ 4,942,220
                                                 ===========  ===========  ===========  ===========  ===========

UNITS OUTSTANDING
   Units outstanding at beginning of
     period.....................................     230,423      626,495      735,018      419,808      517,556
       Units issued.............................      29,693      271,919       53,336      199,408       46,067
       Units redeemed...........................    (260,116)    (214,689)    (161,859)    (177,462)    (143,815)
                                                 -----------  -----------  -----------  -----------  -----------
   Units outstanding at end of period...........          --      683,725      626,495      441,754      419,808
                                                 ===========  ===========  ===========  ===========  ===========

--------
(h)Previously known as MFS Emerging Growth
(x)On April 27, 2007 Legg Mason Variable Investors Portfolio II merged into Legg Mason Variable Investors Portfolio I
(u)For the period beginning January 1, 2007 and ended April 27, 2007

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------


                                         MFS Variable              MFS Variable              MFS Variable
                                           Insurance                Insurance                 Insurance
                                             Trust                    Trust                     Trust
                                          Sub-Account              Sub-Account               Sub-Account
                                   ------------------------  -----------------------  -------------------------
                                            MFS New                                           MFS Total
                                           Discovery               MFS Research                 Return
                                   ------------------------  -----------------------  -------------------------
                                       2008         2007         2008        2007         2008          2007
                                   -----------  -----------  -----------  ----------  ------------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
Net investment income (loss)...... $  (124,029) $  (186,584) $   (24,171) $  (26,949) $    454,957  $   376,685
Net realized gains (losses).......   1,424,367    1,294,899       18,694     138,964     1,187,275    1,711,763
Change in unrealized gains
  (losses)........................  (5,070,985)    (924,481)  (1,122,256)    290,662    (7,922,335)  (1,136,599)
                                   -----------  -----------  -----------  ----------  ------------  -----------
Increase (decrease) in net assets
  from operations.................  (3,770,647)     183,834   (1,127,733)    402,677    (6,280,103)     951,849
                                   -----------  -----------  -----------  ----------  ------------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  CONTRACT
  TRANSACTIONS
Deposits..........................     155,070      256,566       20,458      28,818       272,104      449,812
Benefit payments..................     (42,719)     (63,215)     (47,243)    (43,256)     (206,531)    (572,162)
Payments on termination...........    (884,769)  (1,219,401)    (448,248)   (508,602)   (4,285,844)  (4,849,279)
Loans--net........................      (1,587)         (28)         (31)        (99)        2,975         (381)
Policy maintenance charge.........      (5,561)      (7,015)      (1,535)     (1,707)      (10,780)     (12,834)
Transfers among the
  sub-accounts and with the
  Fixed Account--net..............    (697,001)    (534,852)    (143,771)   (177,500)   (3,207,877)     895,251
                                   -----------  -----------  -----------  ----------  ------------  -----------
Increase (decrease) in net assets
  from contract transactions......  (1,476,567)  (1,567,945)    (620,370)   (702,346)   (7,435,953)  (4,089,593)
                                   -----------  -----------  -----------  ----------  ------------  -----------
INCREASE (DECREASE) IN
  NET ASSETS......................  (5,247,214)  (1,384,111)  (1,748,103)   (299,669)  (13,716,056)  (3,137,744)
NET ASSETS AT
  BEGINNING OF
  PERIOD..........................  10,565,416   11,949,527    3,429,840   3,729,509    31,639,858   34,777,602
                                   -----------  -----------  -----------  ----------  ------------  -----------
NET ASSETS AT END OF
  PERIOD.......................... $ 5,318,202  $10,565,416  $ 1,681,737  $3,429,840  $ 17,923,802  $31,639,858
                                   ===========  ===========  ===========  ==========  ============  ===========

UNITS OUTSTANDING
   Units outstanding at
     beginning of period..........     881,034      984,159      280,328     335,149     1,995,832    2,240,189
       Units issued...............      78,713       77,395        7,531      17,647       122,741      297,364
       Units redeemed.............    (219,860)    (180,520)     (66,672)    (72,468)     (641,337)    (541,721)
                                   -----------  -----------  -----------  ----------  ------------  -----------
   Units outstanding at end of
     period.......................     739,887      881,034      221,187     280,328     1,477,236    1,995,832
                                   ===========  ===========  ===========  ==========  ============  ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------


                                         MFS Variable              MFS Variable              MFS Variable
                                           Insurance                 Insurance                Insurance
                                             Trust                     Trust                    Trust
                                        (Service Class)           (Service Class)          (Service Class)
                                          Sub-Account               Sub-Account              Sub-Account
                                   ------------------------  ------------------------  -----------------------
                                           MFS High                MFS Investor             MFS Investors
                                            Income                 Growth Stock                 Trust
                                        (Service Class)           (Service Class)          (Service Class)
                                   ------------------------  ------------------------  -----------------------
                                       2008         2007         2008         2007         2008        2007
                                   -----------  -----------  -----------  -----------  -----------  ----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
Net investment income (loss)...... $   630,687  $   596,151  $  (164,263) $  (253,848) $   (26,499) $  (30,674)
Net realized gains (losses).......    (453,025)     (21,273)     526,830      386,431      213,453     115,065
Change in unrealized gains
  (losses)........................  (2,805,548)    (587,727)  (6,245,589)   1,410,676   (1,150,058)    154,143
                                   -----------  -----------  -----------  -----------  -----------  ----------
Increase (decrease) in net assets
  from operations.................  (2,627,886)     (12,849)  (5,883,022)   1,543,259     (963,104)    238,534
                                   -----------  -----------  -----------  -----------  -----------  ----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  CONTRACT
  TRANSACTIONS
Deposits..........................      63,271      252,323      113,548      326,364       22,258      20,448
Benefit payments..................     (42,731)    (102,297)    (136,324)     (35,307)      (3,764)    (13,328)
Payments on termination...........    (880,845)    (920,116)  (1,418,410)  (1,074,047)    (328,306)   (200,519)
Loans--net........................          --           --           (2)          --           --          --
Policy maintenance charge.........     (22,073)     (26,904)     (40,448)     (47,240)      (5,516)     (5,614)
Transfers among the sub-accounts
  and with the Fixed Account--
  net.............................    (834,659)     156,637      349,048     (991,064)      30,123      35,234
                                   -----------  -----------  -----------  -----------  -----------  ----------
Increase (decrease) in net assets
  from contract transactions......  (1,717,037)    (640,357)  (1,132,588)  (1,821,294)    (285,205)   (163,779)
                                   -----------  -----------  -----------  -----------  -----------  ----------
INCREASE (DECREASE) IN
  NET ASSETS......................  (4,344,923)    (653,206)  (7,015,610)    (278,035)  (1,248,309)     74,755
NET ASSETS AT BEGINNING
  OF PERIOD.......................  10,322,924   10,976,130   16,550,637   16,828,672    2,992,212   2,917,457
                                   -----------  -----------  -----------  -----------  -----------  ----------
NET ASSETS AT END OF
  PERIOD.......................... $ 5,978,001  $10,322,924  $ 9,535,027  $16,550,637  $ 1,743,903  $2,992,212
                                   ===========  ===========  ===========  ===========  ===========  ==========

UNITS OUTSTANDING
   Units outstanding at
     beginning of period..........     893,529      949,544    1,335,928    1,485,210      219,419     231,642
       Units issued...............      95,168      220,175      243,492      101,185       46,585      22,011
       Units redeemed.............    (252,040)    (276,190)    (339,267)    (250,467)     (71,289)    (34,234)
                                   -----------  -----------  -----------  -----------  -----------  ----------
   Units outstanding at end of
     period.......................     736,657      893,529    1,240,153    1,335,928      194,715     219,419
                                   ===========  ===========  ===========  ===========  ===========  ==========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------


                                         MFS Variable              MFS Variable              MFS Variable
                                           Insurance                 Insurance                 Insurance
                                             Trust                     Trust                     Trust
                                        (Service Class)           (Service Class)           (Service Class)
                                          Sub-Account               Sub-Account               Sub-Account
                                   ------------------------  ------------------------  ------------------------
                                            MFS New                  MFS Total
                                           Discovery                  Return                 MFS Utilities
                                        (Service Class)           (Service Class)           (Service Class)
                                   ------------------------  ------------------------  ------------------------
                                       2008         2007         2008         2007         2008         2007
                                   -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
Net investment income (loss)...... $   (86,673) $  (126,858) $   214,238  $   169,702  $   (12,213) $   (69,911)
Net realized gains (losses).......     860,844      954,146      439,189      727,433    1,453,061    1,420,512
Change in unrealized gains
  (losses)........................  (3,449,091)    (712,224)  (4,603,360)    (392,546)  (5,284,974)     854,137
                                   -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets
  from operations.................  (2,674,920)     115,064   (3,949,933)     504,589   (3,844,126)   2,204,738
                                   -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  CONTRACT
  TRANSACTIONS
Deposits..........................      34,954      130,018       92,646      404,381       23,316       42,524
Benefit payments..................      (5,876)     (77,514)    (397,730)     (44,514)     (27,855)     (19,694)
Payments on termination...........    (587,122)    (817,489)  (2,027,374)  (2,054,477)    (932,621)  (1,332,294)
Loans--net........................      (1,772)         (92)          22          (23)         123          (36)
Policy maintenance charge.........      (4,971)      (5,994)     (34,088)     (37,394)      (1,768)      (1,837)
Transfers among the sub-accounts
  and with the Fixed Account--
  net.............................    (317,525)    (550,024)  (1,869,479)    (261,654)    (310,959)     634,830
                                   -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets
  from contract transactions......    (882,312)  (1,321,095)  (4,236,003)  (1,993,681)  (1,249,764)    (676,507)
                                   -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS......................  (3,557,232)  (1,206,031)  (8,185,936)  (1,489,092)  (5,093,890)   1,528,231
NET ASSETS AT BEGINNING
  OF PERIOD.......................   7,247,339    8,453,370   19,689,227   21,178,319   10,357,466    8,829,235
                                   -----------  -----------  -----------  -----------  -----------  -----------
NET ASSETS AT END OF
  PERIOD.......................... $ 3,690,107  $ 7,247,339  $11,503,291  $19,689,227  $ 5,263,576  $10,357,466
                                   ===========  ===========  ===========  ===========  ===========  ===========

UNITS OUTSTANDING
   Units outstanding at
     beginning of period..........     632,029      742,764    1,612,680    1,774,272      418,529      448,369
       Units issued...............      96,635       58,968      149,451      133,701       98,467       78,788
       Units redeemed.............    (188,189)    (169,703)    (530,382)    (295,293)    (170,847)    (108,628)
                                   -----------  -----------  -----------  -----------  -----------  -----------
   Units outstanding at end of
     period.......................     540,475      632,029    1,231,749    1,612,680      346,149      418,529
                                   ===========  ===========  ===========  ===========  ===========  ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------


                                                                        Oppenheimer                 Oppenheimer
                                              MFS Variable                Variable                   Variable
                                               Insurance               Account Funds               Account Funds
                                                 Trust                (Service Shares             (Service Shares
                                            (Service Class)               ("SS"))                     ("SS"))
                                              Sub-Account               Sub-Account                 Sub-Account
                                        -----------------------  -------------------------  --------------------------
                                                                                                    Oppenheimer
                                                                        Oppenheimer                 Main Street
                                               MFS Value                   Global                    Small Cap
                                            (Service Class)           Securities (SS)              Fund (SS) (i)
                                        -----------------------  -------------------------  --------------------------
                                            2008        2007         2008          2007         2008          2007
                                        -----------  ----------  ------------  -----------  ------------  ------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
Net investment income (loss)........... $   (28,387) $  (63,205) $    (41,110) $   (94,697) $   (511,811) $   (862,543)
Net realized gains (losses)............     194,744     440,035       682,701    1,753,607     1,542,738     5,930,986
Change in unrealized gains
  (losses).............................  (2,663,260)     64,135    (8,567,868)    (645,819)  (19,325,972)   (5,994,653)
                                        -----------  ----------  ------------  -----------  ------------  ------------
Increase (decrease) in net assets from
  operations...........................  (2,496,903)    440,965    (7,926,277)   1,013,091   (18,295,045)     (926,210)
                                        -----------  ----------  ------------  -----------  ------------  ------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  CONTRACT TRANSACTIONS
Deposits...............................      70,678     210,080       273,598      627,859       438,259     1,241,445
Benefit payments.......................     (19,140)    (60,225)      (32,691)    (112,928)     (125,556)     (448,562)
Payments on termination................    (720,137)   (506,940)   (1,782,748)  (2,391,672)   (4,495,283)   (6,229,414)
Loans--net.............................          --          --        (4,236)        (268)       10,776          (215)
Policy maintenance charge..............     (14,468)    (14,870)      (12,694)     (14,761)      (52,296)      (65,215)
Transfers among the sub-accounts
  and with the Fixed
  Account--net.........................    (524,425)   (107,725)   (1,566,737)    (124,106)   (3,453,461)   (7,111,306)
                                        -----------  ----------  ------------  -----------  ------------  ------------
Increase (decrease) in net assets from
  contract transactions................  (1,207,492)   (479,680)   (3,125,508)  (2,015,876)   (7,677,561)  (12,613,267)
                                        -----------  ----------  ------------  -----------  ------------  ------------
INCREASE (DECREASE) IN
  NET ASSETS...........................  (3,704,395)    (38,715)  (11,051,785)  (1,002,785)  (25,972,606)  (13,539,477)
NET ASSETS AT BEGINNING
  OF PERIOD............................   8,430,832   8,469,547    21,250,244   22,253,029    52,951,138    66,490,615
                                        -----------  ----------  ------------  -----------  ------------  ------------
NET ASSETS AT END OF
  PERIOD............................... $ 4,726,437  $8,430,832  $ 10,198,459  $21,250,244  $ 26,978,532  $ 52,951,138
                                        ===========  ==========  ============  ===========  ============  ============

UNITS OUTSTANDING
   Units outstanding at beginning
     of period.........................     573,641     610,590     1,381,265    1,510,017     3,684,039     4,454,327
      Units issued.....................     142,416     133,411       158,040      161,958       463,277       493,156
      Units redeemed...................    (230,671)   (170,360)     (410,505)    (290,710)   (1,063,734)   (1,263,444)
                                        -----------  ----------  ------------  -----------  ------------  ------------
   Units outstanding at end of
     period............................     485,386     573,641     1,128,800    1,381,265     3,083,582     3,684,039
                                        ===========  ==========  ============  ===========  ============  ============

--------
(i)Previously known as Oppenheimer Main Street Small Cap Growth (SC)

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                          Oppenheimer
                                            Variable             Panorama Series
                                         Account Funds              Fund, Inc.             PIMCO Variable
                                        (Service Shares          (Service Shares              Insurance
                                            ("SS"))                  ("SS"))                    Trust
                                          Sub-Account              Sub-Account               Sub-Account
                                    -----------------------  -----------------------  ------------------------
                                                                   Oppenheimer
                                          Oppenheimer             International             Foreign Bond
                                       Mid Cap Fund (SS)           Growth (SS)         (US Dollar-Hedged) (j)
                                    -----------------------  -----------------------  ------------------------
                                        2008        2007         2008        2007         2008         2007
                                    -----------  ----------  -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
Net investment income (loss)....... $   (40,750) $  (58,167) $   (23,811) $  (36,637) $   393,353  $   511,870
Net realized gains (losses)........     (93,237)     78,615      223,849     397,857     (361,194)    (107,061)
Change in unrealized gains
  (losses).........................  (1,480,767)    152,072   (1,963,990)    116,767   (1,084,317)     158,449
                                    -----------  ----------  -----------  ----------  -----------  -----------
Increase (decrease) in net assets
  from operations..................  (1,614,754)    172,520   (1,763,952)    477,987   (1,052,158)     563,258
                                    -----------  ----------  -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  CONTRACT
  TRANSACTIONS
Deposits...........................      10,387      70,413       72,325      61,149      250,455      455,456
Benefit payments...................      (8,095)    (24,770)     (39,325)    (23,394)    (339,845)    (149,113)
Payments on termination............    (229,236)   (423,687)    (610,969)   (790,874)  (3,574,809)  (3,563,090)
Loans--net.........................          --          --          219         (39)         831          (72)
Policy maintenance charge..........      (7,241)     (8,347)        (831)       (946)     (51,472)     (51,569)
Transfers among the sub-accounts
  and with the Fixed
  Account--net.....................     (31,254)     41,290     (138,730)    565,714   (1,180,363)     681,909
                                    -----------  ----------  -----------  ----------  -----------  -----------
Increase (decrease) in net assets
  from contract transactions.......    (265,439)   (345,101)    (717,311)   (188,390)  (4,895,203)  (2,626,479)
                                    -----------  ----------  -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS.......................  (1,880,193)   (172,581)  (2,481,263)    289,597   (5,947,361)  (2,063,221)
NET ASSETS AT BEGINNING
  OF PERIOD........................   3,502,636   3,675,217    4,418,906   4,129,309   27,086,022   29,149,243
                                    -----------  ----------  -----------  ----------  -----------  -----------
NET ASSETS AT END OF
  PERIOD........................... $ 1,622,443  $3,502,636  $ 1,937,643  $4,418,906  $21,138,661  $27,086,022
                                    ===========  ==========  ===========  ==========  ===========  ===========
UNITS OUTSTANDING
   Units outstanding at beginning
     of period.....................     283,649     310,703      241,823     251,549    2,351,398    2,577,721
      Units issued.................      53,454      69,011       94,280      57,414      666,396      405,227
      Units redeemed...............     (74,353)    (96,065)    (146,621)    (67,140)  (1,115,522)    (631,550)
                                    -----------  ----------  -----------  ----------  -----------  -----------
   Units outstanding at end of
     period........................     262,750     283,649      189,482     241,823    1,902,272    2,351,398
                                    ===========  ==========  ===========  ==========  ===========  ===========

--------
(j)Previously known as Foreign Bond

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                    PIMCO Variable             PIMCO Variable             PIMCO Variable
                                       Insurance                  Insurance                  Insurance
                                         Trust                      Trust                      Trust
                                      Sub-Account                Sub-Account                Sub-Account
                              --------------------------  ------------------------  --------------------------
                                                                    PIMCO                      PIMCO
                                     Money Market                Real Return               Total Return
                              --------------------------  ------------------------  --------------------------
                                  2008          2007          2008         2007         2008          2007
                              ------------  ------------  -----------  -----------  ------------  ------------
INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS
Net investment income
  (loss)..................... $    299,535  $  1,445,633  $   700,889  $ 1,075,574  $  3,194,141  $  3,501,540
Net realized gains (losses)..           --            --     (378,825)    (231,951)    2,335,540      (358,423)
Change in unrealized gains
  (losses)...................           --            --   (3,523,869)   2,133,932    (2,318,437)    4,074,172
                              ------------  ------------  -----------  -----------  ------------  ------------
Increase (decrease) in net
  assets from operations.....      299,535     1,445,633   (3,201,805)   2,977,555     3,211,244     7,217,289
                              ------------  ------------  -----------  -----------  ------------  ------------
INCREASE (DECREASE)
  IN NET ASSETS FROM
  CONTRACT
  TRANSACTIONS
Deposits.....................      298,277       518,005      292,070      608,591     1,056,061     1,757,157
Benefit payments.............   (1,201,423)     (775,544)    (301,360)    (345,486)     (911,641)     (784,626)
Payments on termination......  (13,143,105)  (12,668,075)  (4,402,272)  (3,583,734)  (15,761,140)  (13,727,735)
Loans--net...................          847           (66)         113           --        (2,427)         (635)
Policy maintenance charge....      (97,218)      (88,754)     (91,202)     (83,175)     (124,762)     (116,641)
Transfers among the
  sub-accounts and with the
  Fixed Account--net.........   23,128,383     9,667,169    4,209,932    1,011,294     7,698,887     1,732,218
                              ------------  ------------  -----------  -----------  ------------  ------------
Increase (decrease) in net
  assets from contract
  transactions...............    8,985,761    (3,347,265)    (292,719)  (2,392,510)   (8,045,022)  (11,140,262)
                              ------------  ------------  -----------  -----------  ------------  ------------
INCREASE (DECREASE)
  IN NET ASSETS..............    9,285,296    (1,901,632)  (3,494,524)     585,045    (4,833,778)   (3,922,973)
NET ASSETS AT
  BEGINNING OF
  PERIOD.....................   43,104,665    45,006,297   34,809,127   34,224,082   106,014,355   109,937,328
                              ------------  ------------  -----------  -----------  ------------  ------------
NET ASSETS AT END OF
  PERIOD..................... $ 52,389,961  $ 43,104,665  $31,314,603  $34,809,127  $101,180,577  $106,014,355
                              ============  ============  ===========  ===========  ============  ============
UNITS OUTSTANDING
   Units outstanding at
     beginning of period.....    3,932,629     4,244,276    3,016,580    3,236,989     8,514,317     9,413,878
      Units issued...........    4,199,068     2,750,491    1,363,857      648,875     2,914,718     1,416,420
      Units redeemed.........   (3,386,179)   (3,062,138)  (1,414,521)    (869,284)   (3,569,485)   (2,315,981)
                              ------------  ------------  -----------  -----------  ------------  ------------
   Units outstanding at end
     of period...............    4,745,518     3,932,629    2,965,916    3,016,580     7,859,550     8,514,317
                              ============  ============  ===========  ===========  ============  ============

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                         PIMCO Variable
                                            Insurance
                                              Trust                  Premier VIT               Premier VIT
                                           Sub-Account               Sub-Account               Sub-Account
                                    ------------------------  ------------------------  -------------------------
                                          StocksPLUS(R)
                                           Growth and
                                             Income
                                            Portfolio            NACM Small Cap (k)           OpCap Balanced
                                    ------------------------  ------------------------  -------------------------
                                        2008         2007         2008         2007         2008          2007
                                    -----------  -----------  -----------  -----------  ------------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
Net investment income (loss)....... $   292,550  $   449,388  $  (216,941) $  (326,499) $    151,451  $   (43,039)
Net realized gains (losses)........    (154,524)     302,832    1,954,243    5,196,130       678,159    2,213,849
Change in unrealized gains
  (losses).........................  (2,843,948)    (359,132)  (8,986,742)  (4,952,234)   (7,359,422)  (3,521,737)
                                    -----------  -----------  -----------  -----------  ------------  -----------
Increase (decrease) in net assets
  from operations..................  (2,705,922)     393,088   (7,249,440)     (82,603)   (6,529,812)  (1,350,927)
                                    -----------  -----------  -----------  -----------  ------------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  CONTRACT
  TRANSACTIONS
Deposits...........................      17,112      199,656      159,227      277,893       137,592      391,582
Benefit payments...................     (32,282)     (26,136)     (68,650)     (88,484)      (74,846)    (218,105)
Payments on termination............    (642,141)    (966,436)  (1,576,488)  (2,801,225)   (2,079,535)  (3,199,707)
Loans--net.........................          (3)         (10)       1,694         (196)       10,702         (189)
Policy maintenance charge..........      (1,669)      (1,930)      (6,268)      (7,652)      (10,045)     (12,518)
Transfers among the sub-accounts
  and with the Fixed
  Account--net.....................    (431,377)    (300,294)    (681,023)  (1,214,826)   (2,077,512)    (913,360)
                                    -----------  -----------  -----------  -----------  ------------  -----------
Increase (decrease) in net assets
  from contract transactions.......  (1,090,360)  (1,095,150)  (2,171,508)  (3,834,490)   (4,093,644)  (3,952,297)
                                    -----------  -----------  -----------  -----------  ------------  -----------
INCREASE (DECREASE) IN
  NET ASSETS.......................  (3,796,282)    (702,062)  (9,420,948)  (3,917,093)  (10,623,456)  (5,303,224)
NET ASSETS AT BEGINNING
  OF PERIOD........................   6,926,753    7,628,815   18,573,188   22,490,281    22,547,446   27,850,670
                                    -----------  -----------  -----------  -----------  ------------  -----------
NET ASSETS AT END OF
  PERIOD........................... $ 3,130,471  $ 6,926,753  $ 9,152,240  $18,573,188  $ 11,923,990  $22,547,446
                                    ===========  ===========  ===========  ===========  ============  ===========

UNITS OUTSTANDING
   Units outstanding at beginning
     of period.....................     570,481      661,557    1,070,346    1,300,891     2,009,692    2,335,822
      Units issued.................      32,142       53,981      121,406      121,985       249,163      168,319
      Units redeemed...............    (146,318)    (145,057)    (265,726)    (352,530)     (690,981)    (494,449)
                                    -----------  -----------  -----------  -----------  ------------  -----------
   Units outstanding at end of
     period........................     456,305      570,481      926,026    1,070,346     1,567,874    2,009,692
                                    ===========  ===========  ===========  ===========  ============  ===========

--------
(k)Previously known as OpCap Small Cap

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                                                Putnam
                                          Premier VIT               Premier VIT             Variable Trust
                                          Sub-Account               Sub-Account               Sub-Account
                                   ------------------------  ------------------------  ------------------------
                                                                                                VT High
                                         OpCap Equity            OpCap Renaissance               Yield
                                   ------------------------  ------------------------  ------------------------
                                       2008         2007       2008 (l)       2007         2008         2007
                                   -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
Net investment income (loss)...... $   (29,071) $   (59,973) $    70,947  $   (60,332) $   611,154  $   648,619
Net realized gains (losses).......     523,787    1,302,190     (307,836)     817,597     (487,661)      20,377
Change in unrealized gains
  (losses)........................  (2,832,846)  (1,048,753)    (268,155)    (409,782)  (2,143,244)    (518,614)
                                   -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets
  from operations.................  (2,338,130)     193,464     (505,044)     347,483   (2,019,751)     150,382
                                   -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  CONTRACT
  TRANSACTIONS
Deposits..........................      17,161       38,243        3,097      133,172       32,537       54,402
Benefit payments..................      (2,795)     (50,607)          --      (26,542)     (54,502)     (69,933)
Payments on termination...........    (416,332)    (674,868)     (40,636)    (567,423)    (815,755)  (1,093,829)
Loans--net........................         361          (95)          --           --          (13)         (42)
Policy maintenance charge.........      (1,401)      (1,663)        (663)     (17,615)      (1,133)      (1,246)
Transfers among the
  sub-accounts and with the
  Fixed Account--net..............    (769,519)    (163,263)  (5,082,588)  (1,419,841)  (1,321,372)    (457,052)
                                   -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets
  from contract transactions......  (1,172,525)    (852,253)  (5,120,790)  (1,898,249)  (2,160,238)  (1,567,700)
                                   -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS......................  (3,510,655)    (658,789)  (5,625,834)  (1,550,766)  (4,179,989)  (1,417,318)
NET ASSETS AT
  BEGINNING OF
  PERIOD..........................   6,481,483    7,140,272    5,625,834    7,176,600    9,018,250   10,435,568
                                   -----------  -----------  -----------  -----------  -----------  -----------
NET ASSETS AT END OF
  PERIOD.......................... $ 2,970,828  $ 6,481,483  $        --  $ 5,625,834  $ 4,838,261  $ 9,018,250
                                   ===========  ===========  ===========  ===========  ===========  ===========

UNITS OUTSTANDING
   Units outstanding at
     beginning of period..........     461,768      522,053      465,369      621,448      618,045      724,178
       Units issued...............      32,996       28,411          287       48,177       63,355       83,347
       Units redeemed.............    (143,653)     (88,696)    (465,656)    (204,256)    (225,793)    (189,480)
                                   -----------  -----------  -----------  -----------  -----------  -----------
   Units outstanding at end of
     period.......................     351,111      461,768           --      465,369      455,607      618,045
                                   ===========  ===========  ===========  ===========  ===========  ===========

--------
(l)For the period beginning January 1, 2008 and ended July 18, 2008

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                    RidgeWorth           RidgeWorth
                                                 Putnam               Capital             Capital
                                             Variable Trust       Management, Inc     Management, Inc
                                               Sub-Account          Sub-Account         Sub-Account
                                        ------------------------  --------------- -----------------------
                                            VT International        RidgeWorth           RidgeWorth
                                               Growth and          International         Large Cap
                                                 Income             Equity (y)        Growth Stock (m)
                                        ------------------------  --------------- -----------------------
                                            2008         2007          2007           2008        2007
                                        -----------  -----------  --------------- -----------  ----------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS
Net investment income (loss)........... $    42,185  $    30,240     $      39    $   (21,757) $  (21,254)
Net realized gains (losses)............     631,537    3,254,427        61,167        239,747     153,531
Change in unrealized gains (losses)....  (5,848,120)  (2,542,784)       53,119     (1,136,336)    127,219
                                        -----------  -----------     ---------    -----------  ----------
Increase (decrease) in net assets from
  operations...........................  (5,174,398)     741,883         8,087       (918,346)    259,496
                                        -----------  -----------     ---------    -----------  ----------
INCREASE (DECREASE) IN NET
  ASSETS FROM CONTRACT
  TRANSACTIONS
Deposits...............................      82,693      150,586           285         19,735      29,582
Benefit payments.......................     (52,192)     (69,807)           --         (3,526)    (17,200)
Payments on termination................  (1,437,576)  (2,252,189)      (18,813)      (149,684)   (149,543)
Loans--net.............................         321          (30)           --             --          --
Policy maintenance charge..............      (3,512)      (4,972)          (31)          (989)     (1,137)
Transfers among the sub-accounts and
  with the Fixed Account--net..........  (3,178,164)   2,413,892      (110,634)      (105,031)    316,556
                                        -----------  -----------     ---------    -----------  ----------
Increase (decrease) in net assets from
  contract transactions................  (4,588,430)     237,480      (129,193)      (239,495)    178,258
                                        -----------  -----------     ---------    -----------  ----------
INCREASE (DECREASE) IN NET
  ASSETS...............................  (9,762,828)     979,363      (121,106)    (1,157,841)    437,754
NET ASSETS AT BEGINNING OF
  PERIOD...............................  14,550,133   13,570,770       121,106      2,361,911   1,924,157
                                        -----------  -----------     ---------    -----------  ----------
NET ASSETS AT END OF PERIOD............ $ 4,787,305  $14,550,133     $      --    $ 1,204,070  $2,361,911
                                        ===========  ===========     =========    ===========  ==========

UNITS OUTSTANDING
   Units outstanding at beginning of
     period............................     744,665      730,712         8,535        220,544     205,170
       Units issued....................      85,113      314,406         4,034         16,354      54,209
       Units redeemed..................    (368,936)    (300,453)      (12,569)       (44,393)    (38,835)
                                        -----------  -----------     ---------    -----------  ----------
   Units outstanding at end of period..     460,842      744,665            --        192,505     220,544
                                        ===========  ===========     =========    ===========  ==========

--------
(m)Previously known as STI Classic Large Cap Growth Stock Fund
(y)Previously known as STI Classic International Equity

                      See notes to financial statements.

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                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                           RidgeWorth
                                             Capital                   Rydex                    Rydex
                                         Management, Inc           Variable Trust           Variable Trust
                                           Sub-Account              Sub-Account              Sub-Account
                                    ------------------------  -----------------------  -----------------------
                                           RidgeWorth                 Rydex VT
                                            Large Cap                Nasdaq 100              Rydex Sector
                                        Value Equity (n)         Strategy Fund (o)             Rotation
                                    ------------------------  -----------------------  -----------------------
                                        2008         2007         2008        2007         2008        2007
                                    -----------  -----------  -----------  ----------  -----------  ----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
Net investment income (loss)....... $    15,676  $      (270) $   (23,692) $  (35,926) $   (66,731) $  (75,031)
Net realized gains (losses)........     213,088      675,174       52,061     220,309     (164,089)    529,602
Change in unrealized gains
  (losses).........................  (1,291,488)    (476,095)    (937,273)    179,737   (1,895,075)    429,578
                                    -----------  -----------  -----------  ----------  -----------  ----------
Increase (decrease) in net assets
  from operations..................  (1,062,724)     198,809     (908,904)    364,120   (2,125,895)    884,149
                                    -----------  -----------  -----------  ----------  -----------  ----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  CONTRACT
  TRANSACTIONS
Deposits...........................      22,300       51,297       10,190      18,744       30,630      78,984
Benefit payments...................     (66,252)     (62,556)      (2,377)         --      (17,276)    (45,396)
Payments on termination............    (413,612)    (894,991)    (289,485)   (519,530)    (466,278)   (402,677)
Loans--net.........................         (14)         (57)          (4)        (15)          --          --
Policy maintenance charge..........      (1,450)      (2,124)        (351)       (406)     (10,790)    (10,262)
Transfers among the sub-accounts
  and with the Fixed
  Account--net.....................    (304,081)  (1,479,778)     (40,789)   (137,805)     232,386     172,812
                                    -----------  -----------  -----------  ----------  -----------  ----------
Increase (decrease) in net assets
  from contract transactions.......    (763,109)  (2,388,209)    (322,816)   (639,012)    (231,328)   (206,539)
                                    -----------  -----------  -----------  ----------  -----------  ----------
INCREASE (DECREASE) IN
  NET ASSETS.......................  (1,825,833)  (2,189,400)  (1,231,720)   (274,892)  (2,357,223)    677,610
NET ASSETS AT BEGINNING
  OF PERIOD........................   3,632,296    5,821,696    2,280,093   2,554,985    5,103,574   4,425,964
                                    -----------  -----------  -----------  ----------  -----------  ----------
NET ASSETS AT END OF
  PERIOD........................... $ 1,806,463  $ 3,632,296  $ 1,048,373  $2,280,093  $ 2,746,351  $5,103,574
                                    ===========  ===========  ===========  ==========  ===========  ==========

UNITS OUTSTANDING
   Units outstanding at beginning
     of period.....................     260,666      426,431      298,947     379,984      318,183     334,043
       Units issued................      50,673      115,117       41,346      26,965      109,166      68,554
       Units redeemed..............    (115,385)    (280,882)    (104,031)   (108,002)    (133,844)    (84,414)
                                    -----------  -----------  -----------  ----------  -----------  ----------
   Units outstanding at end of
     period........................     195,954      260,666      236,262     298,947      293,505     318,183
                                    ===========  ===========  ===========  ==========  ===========  ==========

--------
(n)Previously known as STI Classic Large Cap Value Equity Fund
(o)Previously known as Rydex OTC

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                         T. Rowe Price              T. Rowe Price             T. Rowe Price
                                      Equity Series, Inc.        Equity Series, Inc.       Equity Series, Inc.
                                          Sub-Account                Sub-Account               Sub-Account
                                   -------------------------  -------------------------  -----------------------
                                                                                              T. Rowe Price
                                         T. Rowe Price              T. Rowe Price              New America
                                         Equity Income              Mid-Cap Growth                Growth
                                   -------------------------  -------------------------  -----------------------
                                       2008          2007         2008          2007         2008        2007
                                   ------------  -----------  ------------  -----------  -----------  ----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
Net investment income (loss)...... $    198,286  $    62,032  $   (288,840) $  (355,049) $   (59,660) $  (78,782)
Net realized gains (losses).......      534,289    4,130,429     1,188,767    4,515,491      183,714     762,056
Change in unrealized
  gains (losses)..................  (12,031,336)  (3,321,020)   (9,843,323)    (171,832)  (1,838,811)    (79,500)
                                   ------------  -----------  ------------  -----------  -----------  ----------
Increase (decrease) in net assets
  from operations.................  (11,298,761)     871,441    (8,943,396)   3,988,610   (1,714,757)    603,774
                                   ------------  -----------  ------------  -----------  -----------  ----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  CONTRACT
  TRANSACTIONS
Deposits..........................      350,154      523,095       307,831      441,095       70,923      53,460
Benefit payments..................     (223,998)    (504,750)      (78,628)    (186,059)      (9,426)    (31,007)
Payments on termination...........   (3,847,785)  (5,566,242)   (2,395,249)  (3,734,280)    (437,896)   (731,092)
Loans--net........................        2,718         (455)            4          (53)          52         (15)
Policy maintenance charge.........      (13,386)     (16,499)      (11,437)     (13,420)      (2,005)     (1,966)
Transfers among the sub-accounts
  and with the Fixed
  Account--net....................   (1,944,268)  (2,097,298)   (1,670,316)  (2,323,771)    (495,324)    (70,026)
                                   ------------  -----------  ------------  -----------  -----------  ----------
Increase (decrease) in net assets
  from contract transactions......   (5,676,565)  (7,662,149)   (3,847,795)  (5,816,488)    (873,676)   (780,646)
                                   ------------  -----------  ------------  -----------  -----------  ----------
INCREASE (DECREASE) IN
  NET ASSETS......................  (16,975,326)  (6,790,708)  (12,791,191)  (1,827,878)  (2,588,433)   (176,872)
NET ASSETS AT BEGINNING
  OF PERIOD.......................   34,439,085   41,229,793    24,772,685   26,600,563    5,061,473   5,238,345
                                   ------------  -----------  ------------  -----------  -----------  ----------
NET ASSETS AT END
  OF PERIOD....................... $ 17,463,759  $34,439,085  $ 11,981,494  $24,772,685  $ 2,473,040  $5,061,473
                                   ============  ===========  ============  ===========  ===========  ==========

UNITS OUTSTANDING
   Units outstanding at
     beginning of period..........    1,968,296    2,388,523     1,234,378    1,494,996      452,779     523,566
       Units issued...............      151,210      218,917        59,795       57,785       74,816      68,393
       Units redeemed.............     (526,350)    (639,144)     (275,610)    (318,403)    (158,043)   (139,180)
                                   ------------  -----------  ------------  -----------  -----------  ----------
   Units outstanding at end
     of period....................    1,593,156    1,968,296     1,018,563    1,234,378      369,552     452,779
                                   ============  ===========  ============  ===========  ===========  ==========


                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                                               T. Rowe Price
                                         T. Rowe Price              T. Rowe Price              International
                                     Equity Series, Inc. II     Equity Series, Inc. II         Series, Inc.
                                          Sub-Account                Sub-Account                Sub-Account
                                   -------------------------  -------------------------  ------------------------
                                         T. Rowe Price                                         T. Rowe Price
                                           Blue Chip                T. Rowe Price              International
                                           Growth II               Equity Income II                Stock
                                   -------------------------  -------------------------  ------------------------
                                       2008          2007         2008          2007         2008         2007
                                   ------------  -----------  ------------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
Net investment income
  (loss).......................... $   (392,726) $  (519,386) $    241,074  $   (71,172) $    18,821  $   (15,106)
Net realized gains (losses).......     (152,530)     989,716      (480,170)   4,670,616      261,920    1,779,174
Change in unrealized
  gains (losses)..................  (13,840,790)   3,141,418   (19,591,534)  (3,614,018)  (4,647,993)    (661,125)
                                   ------------  -----------  ------------  -----------  -----------  -----------
Increase (decrease) in net assets
  from operations.................  (14,386,046)   3,611,748   (19,830,630)     985,426   (4,367,252)   1,102,943
                                   ------------  -----------  ------------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  CONTRACT
  TRANSACTIONS
Deposits..........................      282,243      726,893       393,873    1,244,212      171,730      151,460
Benefit payments..................     (193,241)    (177,907)     (785,834)    (336,007)    (162,965)     (48,171)
Payments on termination...........   (2,723,984)  (2,362,215)   (4,652,048)  (4,749,664)    (921,702)  (1,149,245)
Loans--net........................       (4,357)        (288)       (1,680)         (41)         305          (24)
Policy maintenance charge.........      (68,044)     (78,886)     (116,066)    (135,159)      (3,547)      (4,185)
Transfers among the
  sub-accounts and with the
  Fixed Account--net..............    1,688,132   (1,070,105)   (1,298,942)    (903,229)    (858,035)      48,836
                                   ------------  -----------  ------------  -----------  -----------  -----------
Increase (decrease) in net assets
  from contract transactions......   (1,019,251)  (2,962,508)   (6,460,697)  (4,879,888)  (1,774,214)  (1,001,329)
                                   ------------  -----------  ------------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS......................  (15,405,297)     649,240   (26,291,327)  (3,894,462)  (6,141,466)     101,614
NET ASSETS AT
  BEGINNING
  OF PERIOD.......................   34,352,287   33,703,047    58,004,790   61,899,252   10,102,301   10,000,687
                                   ------------  -----------  ------------  -----------  -----------  -----------
NET ASSETS AT END
  OF PERIOD....................... $ 18,946,990  $34,352,287  $ 31,713,463  $58,004,790  $ 3,960,835  $10,102,301
                                   ============  ===========  ============  ===========  ===========  ===========

UNITS OUTSTANDING
   Units outstanding at
     beginning of period..........    2,646,910    2,875,928     4,327,080    4,683,813      755,743      822,696
      Units issued................      716,995      253,374       591,022      429,742       99,242      148,303
      Units redeemed..............     (778,896)    (482,392)   (1,147,840)    (786,475)    (267,876)    (215,256)
                                   ------------  -----------  ------------  -----------  -----------  -----------
   Units outstanding at end
     of period....................    2,585,009    2,646,910     3,770,262    4,327,080      587,109      755,743
                                   ============  ===========  ============  ===========  ===========  ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                         The Universal             The Universal             The Universal
                                         Institutional             Institutional             Institutional
                                          Funds, Inc.               Funds, Inc.               Funds, Inc.
                                          Sub-Account               Sub-Account               Sub-Account
                                   -------------------------  -----------------------  ------------------------
                                                                                            Van Kampen UIF
                                         Van Kampen UIF            Van Kampen UIF               Mid Cap
                                       Capital Growth (p)            High Yield                 Growth
                                   -------------------------  -----------------------  ------------------------
                                       2008          2007         2008        2007         2008         2007
                                   ------------  -----------  -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
Net investment income (loss)...... $   (269,605) $  (435,012) $   385,927  $  442,484  $   (35,558) $  (114,326)
Net realized gains (losses).......      932,240    2,057,888      343,800     525,793    1,144,543    1,004,274
Change in unrealized gains
  (losses)........................  (13,125,119)   3,670,268   (2,004,373)   (811,042)  (4,386,382)     567,053
                                   ------------  -----------  -----------  ----------  -----------  -----------
Increase (decrease) in net assets
  from operations.................  (12,462,484)   5,293,144   (1,274,646)    157,235   (3,277,397)   1,457,001
                                   ------------  -----------  -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  CONTRACT
  TRANSACTIONS
Deposits..........................      105,932      178,382       12,549      43,953       29,454       33,779
Benefit payments..................     (137,764)    (210,778)     (32,064)    (53,069)     (63,493)    (245,459)
Payments on termination...........   (2,719,467)  (3,387,322)    (467,571)   (705,593)    (769,490)    (971,447)
Loans--net........................          479          (94)          --         (25)         180          (55)
Policy maintenance charge.........       (3,996)      (4,528)        (866)       (908)      (1,811)      (2,028)
Transfers among the sub-accounts
  and with the Fixed Account--
  net.............................   (1,968,292)  (1,325,809)    (526,465)    (47,804)    (587,106)    (287,289)
                                   ------------  -----------  -----------  ----------  -----------  -----------
Increase (decrease) in net assets
  from contract transactions......   (4,723,108)  (4,750,149)  (1,014,417)   (763,446)  (1,392,266)  (1,472,499)
                                   ------------  -----------  -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS......................  (17,185,592)     542,995   (2,289,063)   (606,211)  (4,669,663)     (15,498)
NET ASSETS AT BEGINNING
  OF PERIOD.......................   28,433,648   27,890,653    5,911,412   6,517,623    7,571,823    7,587,321
                                   ------------  -----------  -----------  ----------  -----------  -----------
NET ASSETS AT END OF
  PERIOD.......................... $ 11,248,056  $28,433,648  $ 3,622,349  $5,911,412  $ 2,902,160  $ 7,571,823
                                   ============  ===========  ===========  ==========  ===========  ===========

UNITS OUTSTANDING
   Units outstanding at
     beginning of period..........    1,881,053    2,215,717      498,467     563,140      503,778      610,133
      Units issued................      230,110      192,959       36,268      38,304       45,915       99,967
      Units redeemed..............     (624,895)    (527,623)    (132,451)   (102,977)    (181,676)    (206,322)
                                   ------------  -----------  -----------  ----------  -----------  -----------
   Units outstanding at end of
     period.......................    1,486,268    1,881,053      402,284     498,467      368,017      503,778
                                   ============  ===========  ===========  ==========  ===========  ===========

--------
(p)Previously known as Van Kampen UIF Equity Growth

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                    The Universal              The Universal
                                          The Universal             Institutional              Institutional
                                          Institutional              Funds, Inc.                Funds, Inc.
                                           Funds, Inc.                (Class II)                (Class II)
                                           Sub-Account               Sub-Account                Sub-Account
                                    -------------------------  -----------------------  --------------------------
                                          Van Kampen UIF            Van Kampen UIF            Van Kampen UIF
                                           U.S. Mid Cap             Capital Growth               U.S. Real
                                              Value                 (Class II) (q)           Estate (Class II)
                                    -------------------------  -----------------------  --------------------------
                                        2008          2007         2008        2007         2008          2007
                                    ------------  -----------  -----------  ----------  ------------  ------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
Net investment income (loss)....... $   (215,624) $  (430,041) $   (46,231) $  (65,290) $    302,914  $   (302,345)
Net realized gains (losses)........    7,913,321    7,502,214      (31,736)    320,367     7,019,872     6,826,434
Change in unrealized gains
  (losses).........................  (23,914,469)  (3,815,806)  (1,697,523)    490,629   (17,574,891)  (14,285,578)
                                    ------------  -----------  -----------  ----------  ------------  ------------
Increase (decrease) in net assets
  from operations..................  (16,216,772)   3,256,367   (1,775,490)    745,706   (10,252,105)   (7,761,489)
                                    ------------  -----------  -----------  ----------  ------------  ------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  CONTRACT
  TRANSACTIONS
Deposits...........................      245,722      417,547       31,223      75,236       246,016       747,051
Benefit payments...................     (128,959)    (709,383)      (1,713)    (42,949)     (111,099)     (120,214)
Payments on termination............   (3,970,881)  (5,738,474)    (267,314)   (499,080)   (3,041,229)   (4,048,236)
Loans--net.........................       10,615         (454)          --          --            --           (73)
Policy maintenance charge..........      (10,134)     (12,266)      (2,220)     (2,237)      (74,274)      (97,253)
Transfers among the sub-accounts
  and with the Fixed
  Account--net.....................   (4,451,199)  (3,599,131)    (121,660)   (369,361)   (3,138,336)   (6,597,378)
                                    ------------  -----------  -----------  ----------  ------------  ------------
Increase (decrease) in net assets
  from contract transactions.......   (8,304,836)  (9,642,161)    (361,684)   (838,391)   (6,118,922)  (10,116,103)
                                    ------------  -----------  -----------  ----------  ------------  ------------
INCREASE (DECREASE) IN
  NET ASSETS.......................  (24,521,608)  (6,385,794)  (2,137,174)    (92,685)  (16,371,027)  (17,877,592)
NET ASSETS AT BEGINNING
  OF PERIOD........................   44,377,879   50,763,673    3,936,528   4,029,213    33,939,573    51,817,165
                                    ------------  -----------  -----------  ----------  ------------  ------------
NET ASSETS AT END OF
  PERIOD........................... $ 19,856,271  $44,377,879  $ 1,799,354  $3,936,528  $ 17,568,546  $ 33,939,573
                                    ============  ===========  ===========  ==========  ============  ============

UNITS OUTSTANDING
   Units outstanding at beginning
     of period.....................    2,600,165    3,167,761      272,871     334,765     2,061,909     2,559,464
      Units issued.................      246,129      369,703      114,214     139,059       461,832       410,192
      Units redeemed...............     (831,464)    (937,299)    (137,234)   (200,953)     (772,521)     (907,747)
                                    ------------  -----------  -----------  ----------  ------------  ------------
   Units outstanding at end of
     period........................    2,014,830    2,600,165      249,851     272,871     1,751,220     2,061,909
                                    ============  ===========  ===========  ==========  ============  ============

--------
(q)Previously known as Van Kampen UIF Equity Growth (Class II)

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                           Van Eck                  Van Eck                    Van Eck
                                          Worldwide                Worldwide                  Worldwide
                                          Insurance                Insurance                  Insurance
                                            Trust                    Trust                      Trust
                                         Sub-Account              Sub-Account                Sub-Account
                                   ----------------------  -------------------------  -------------------------
                                           Van Eck                  Van Eck
                                          Worldwide                Worldwide                   Van Eck
                                          Absolute                  Emerging                Worldwide Hard
                                           Return                   Markets                     Assets
                                   ----------------------  -------------------------  -------------------------
                                      2008        2007         2008          2007         2008          2007
                                   ----------  ----------  ------------  -----------  ------------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
Net investment income (loss)...... $  (37,428) $  (20,192) $   (147,959) $  (169,136) $   (221,215) $  (270,840)
Net realized gains (losses).......     63,255      91,425     5,257,841    3,554,528     2,411,969    3,193,117
Change in unrealized gains
  (losses)........................   (398,549)     (9,343)  (13,455,130)     611,751   (10,495,619)   3,238,635
                                   ----------  ----------  ------------  -----------  ------------  -----------
Increase (decrease) in net assets
  from operations.................   (372,722)     61,890    (8,345,248)   3,997,143    (8,304,865)   6,160,912
                                   ----------  ----------  ------------  -----------  ------------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  CONTRACT
  TRANSACTIONS
Deposits..........................     19,083      40,180       113,043      260,320       174,123      306,321
Benefit payments..................    (26,241)     (7,262)       (6,617)     (91,223)      (17,113)     (91,407)
Payments on termination...........   (225,749)   (225,911)   (1,072,955)  (1,157,356)   (2,258,672)  (2,381,194)
Loans--net........................         --          --            13           --            20           --
Policy maintenance charge.........     (8,873)     (6,642)       (5,224)      (5,525)       (6,469)      (5,976)
Transfers among the sub-accounts
  and with the Fixed Account--
  net.............................    520,701     187,033    (2,615,804)      42,396    (4,616,538)   3,340,205
                                   ----------  ----------  ------------  -----------  ------------  -----------
Increase (decrease) in net assets
  from contract transactions......    278,921     (12,602)   (3,587,544)    (951,388)   (6,724,649)   1,167,949
                                   ----------  ----------  ------------  -----------  ------------  -----------
INCREASE (DECREASE) IN
  NET ASSETS......................    (93,801)     49,288   (11,932,792)   3,045,755   (15,029,514)   7,328,861
NET ASSETS AT BEGINNING
  OF PERIOD.......................  2,317,185   2,267,897    15,743,500   12,697,745    22,099,079   14,770,218
                                   ----------  ----------  ------------  -----------  ------------  -----------
NET ASSETS AT END OF
  PERIOD.......................... $2,223,384  $2,317,185  $  3,810,708  $15,743,500  $  7,069,565  $22,099,079
                                   ==========  ==========  ============  ===========  ============  ===========

UNITS OUTSTANDING
   Units outstanding at
     beginning of period..........    216,772     217,323       539,013      590,465       679,640      650,298
      Units issued................    172,159      46,149       120,493      358,469       273,361      355,186
      Units redeemed..............   (146,409)    (46,700)     (282,964)    (409,921)     (542,676)    (325,844)
                                   ----------  ----------  ------------  -----------  ------------  -----------
   Units outstanding at end of
     period.......................    242,522     216,772       376,542      539,013       410,325      679,640
                                   ==========  ==========  ============  ===========  ============  ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                       Van Kampen Life           Van Kampen Life            Van Kampen Life
                                          Investment                Investment                Investment
                                       Trust (Class II)          Trust (Class II)          Trust (Class II)
                                         Sub-Account               Sub-Account                Sub-Account
                                   -----------------------  -------------------------  ------------------------
                                                                  LIT Growth and              LIT Mid Cap
                                        LIT Government                Income                    Growth
                                          (Class II)                (Class II)              (Class II) (r)
                                   -----------------------  -------------------------  ------------------------
                                       2008        2007         2008          2007         2008         2007
                                   -----------  ----------  ------------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
Net investment income (loss)...... $   238,919  $  262,943  $    204,609  $   (91,079) $  (120,435) $  (163,801)
Net realized gains (losses).......     (28,126)    (12,562)      391,425    5,358,046    2,571,814    1,104,744
Change in unrealized gains
  (losses)........................    (124,036)    243,386   (21,097,461)  (4,356,162)  (6,995,598)     614,488
                                   -----------  ----------  ------------  -----------  -----------  -----------
Increase (decrease) in net assets
  from operations.................      86,757     493,767   (20,501,427)     910,805   (4,544,219)   1,555,431
                                   -----------  ----------  ------------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  CONTRACT
  TRANSACTIONS
Deposits..........................      63,570     307,638       592,805    1,141,860       58,585       72,426
Benefit payments..................     (12,451)    (76,030)     (481,990)    (489,555)     (63,102)     (31,076)
Payments on termination...........  (1,171,019)   (721,223)   (7,668,474)  (8,665,995)    (979,375)  (1,300,711)
Loans--net........................          --          --         2,435         (399)         500          (79)
Policy maintenance charge.........     (23,928)    (22,808)      (81,631)     (94,526)      (4,243)      (4,627)
Transfers among the sub-accounts
  and with the Fixed Account--
  net.............................   3,041,807     548,522    (4,175,197)  (1,411,310)     (39,731)    (694,320)
                                   -----------  ----------  ------------  -----------  -----------  -----------
Increase (decrease) in net assets
  from contract transactions......   1,897,979      36,099   (11,812,052)  (9,519,925)  (1,027,366)  (1,958,387)
                                   -----------  ----------  ------------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS......................   1,984,736     529,866   (32,313,479)  (8,609,120)  (5,571,585)    (402,956)
NET ASSETS AT BEGINNING
  OF PERIOD.......................   9,609,604   9,079,738    68,980,292   77,589,412   10,248,608   10,651,564
                                   -----------  ----------  ------------  -----------  -----------  -----------
NET ASSETS AT END OF
  PERIOD.......................... $11,594,340  $9,609,604  $ 36,666,813  $68,980,292  $ 4,677,023  $10,248,608
                                   ===========  ==========  ============  ===========  ===========  ===========

UNITS OUTSTANDING
   Units outstanding at
     beginning of period..........     869,545     865,696     4,910,873    5,569,304      703,537      846,774
      Units issued................     554,827     186,263       658,380      727,782      159,494       67,983
      Units redeemed..............    (376,737)   (182,414)   (1,653,905)  (1,386,213)    (249,630)    (211,220)
                                   -----------  ----------  ------------  -----------  -----------  -----------
   Units outstanding at end of
     period.......................   1,047,635     869,545     3,915,348    4,910,873      613,401      703,537
                                   ===========  ==========  ============  ===========  ===========  ===========

--------
(r)Previously known as LIT Aggressive Growth (Class II)

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                            Wells Fargo               Wells Fargo
                                                          Variable Trust            Variable Trust
                                                            Sub-Account               Sub-Account
                                                     ------------------------  ------------------------
                                                          Wells Fargo VT            Wells Fargo VT
                                                             Advantage                 Advantage
                                                             Discovery                Opportunity
                                                     ------------------------  ------------------------
                                                         2008         2007         2008         2007
                                                     -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)........................ $   (93,641) $  (125,845) $    41,242  $  (152,006)
Net realized gains (losses).........................     388,056      694,823    1,889,646    2,531,609
Change in unrealized gains (losses).................  (3,610,738)     922,533   (7,323,609)  (1,542,920)
                                                     -----------  -----------  -----------  -----------
Increase (decrease) in net assets from operations...  (3,316,323)   1,491,511   (5,392,721)     836,683
                                                     -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT TRANSACTIONS
Deposits............................................      58,080      106,287      108,792      231,997
Benefit payments....................................     (11,741)     (54,833)     (75,160)    (145,578)
Payments on termination.............................    (779,234)  (1,264,264)  (1,190,719)  (1,738,743)
Loans--net..........................................         263          (36)          91          (94)
Policy maintenance charge...........................      (4,553)      (5,013)      (7,638)      (9,054)
Transfers among the sub-accounts and with the Fixed
  Account--net......................................    (483,509)       6,975   (1,001,375)    (921,330)
                                                     -----------  -----------  -----------  -----------
Increase (decrease) in net assets from contract
  transactions......................................  (1,220,694)  (1,210,884)  (2,166,009)  (2,582,802)
                                                     -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS...................  (4,537,017)      280,627  (7,558,730)  (1,746,119)
NET ASSETS AT BEGINNING OF PERIOD...................    8,196,840    7,916,213   14,813,861   16,559,980
                                                     -----------  -----------  -----------  -----------
NET ASSETS AT END OF PERIOD......................... $ 3,659,823  $ 8,196,840  $ 7,255,131  $14,813,861
                                                     ===========  ===========  ===========  ===========

UNITS OUTSTANDING
   Units outstanding at beginning of period.........     525,944      611,547    1,158,658    1,359,695
       Units issued.................................      94,247      105,863       82,288       81,710
       Units redeemed...............................    (191,324)    (191,466)    (278,560)    (282,747)
                                                     -----------  -----------  -----------  -----------
   Units outstanding at end of period...............     428,867      525,944      962,386    1,158,658
                                                     ===========  ===========  ===========  ===========

                      See notes to financial statements.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  Organization

   Lincoln Benefit Life Variable Annuity Account (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Lincoln Benefit Life Company ("Lincoln Benefit"). The assets of the Account are legally segregated from those of Lincoln Benefit. Lincoln Benefit is wholly owned by Allstate Life Insurance Company ("Allstate"), a wholly owned subsidiary of Allstate Insurance Company, which is wholly owned by Allstate Insurance Holdings, LLC, a wholly owned subsidiary of The Allstate Corporation. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

   In 2006, Lincoln Benefit entered an administrative servicing agreement (the "Agreement") with Allstate, whereby Allstate agreed to be responsible for servicing the individual annuity contracts, including the payment of benefits, oversight of investment management and contract administration. Allstate subsequently appointed The Prudential Insurance Company of America ("Prudential") as administrator of the contracts. In accordance with an administrative servicing agreement between Allstate and Prudential (the "Sub-contracting agreement"), Prudential is responsible for servicing the individual annuity contracts, including the payment of benefits, oversight of investment management and contract administration. The obligations of Prudential under the Sub-contracting Agreement are to Allstate and Allstate continues to be responsible for all terms and conditions of the Agreement. The Agreement and Sub-contracting Agreement do not extinguish Lincoln Benefit's obligations to the variable annuity contractholders. Lincoln Benefit is responsible for all contract terms and conditions of the underlying variable annuities.

   Lincoln Benefit issues six variable annuity contracts, Investor's Select, Consultant I, Consultant II, Consultant Solutions, Premier Planner, and Advantage (collectively the "Contracts"), the deposits of which are invested at the direction of the contractholders in the sub-accounts that comprise the Account. These contracts are closed to new contractholders but continue to accept deposits from existing contractholders. Absent any Contract provisions wherein Lincoln Benefit contractually guarantees either a minimum return or account value upon death, a specified contract anniversary date or annuitization, variable annuity contractholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts listed below invest in the corresponding mutual fund portfolios (collectively the "Funds"):

AIM Variable Insurance Funds                          The Alger American Fund (Series - O) (continued)
   AIM V. I. Basic Value                                  Alger American MidCap Growth Portfolio
   AIM V. I. Capital Appreciation                            (Series - O)
                                                          Alger American SmallCap Growth Portfolio
AIM Variable Insurance Funds Series II                       (Series - O) (Previously known as Alger
   AIM V. I. Basic Value II                                  Small Capitalization)
   AIM V. I. Capital Appreciation II
   AIM V. I. Core Equity II                           The Alger American Fund (Class - S)
   AIM V. I. Mid Cap Core Equity II                       Alger American Capital Appreciation Portfolio
                                                             (Series - S) (Previously known as Alger
The Alger American Fund (Series - O)                         Leveraged AllCap (Class - S))
    Alger American Capital Appreciation Portfolio         Alger American LargeCap Growth Portfolio
       (Series - O) (Previously known as Alger               (Class - S) (Previously known as Alger
       Leveraged AllCap)                                     Growth (Series - S))
    Alger American Income & Growth Portfolio              Alger American MidCap Growth Portfolio
       (Series - O)                                          (Class - S)
    Alger American LargeCap Growth Portfolio
       (Series - O) (Previously known as Alger        DWS Investments Variable Insurance Trust Funds
       Growth)                                           DWS VIP Equity 500 Index B
                                                         DWS VIP Small Cap Index B

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DWS Variable Series I                                    Janus Aspen Series (Service Shares) (continued)
   DWS VIP Bond A                                            Foreign Stock (Service Shares) (For the period
   DWS VIP Global Opportunities                                 beginning January 1, 2008 and ended
   DWS VIP Growth and Income A                                  April 29, 2008 ) (On April 30, 2008 Foreign
   DWS VIP International                                        Stock (Service Shares) merged into
                                                                International Growth (Service Shares))
DWS Variable Series II                                       Forty Portfolio (Service Shares)
   DWS VIP Balanced A                                        INTECH Risk-Managed Core Portfolio (Service
                                                                Shares)
Federated Insurance Series                                   International Growth (Service Shares)
   Federated Capital Income Fund II                             (On April 30, 2008 Foreign Stock (Service
    Federated Fund for U.S. Government Securities II            Shares) merged into International Growth
   Federated High Income Bond Fund II                           (Service Shares))
                                                             Mid Cap Value (Service Shares)
Fidelity Variable Insurance Products Fund                    Small Company Value (Service Shares)
    VIP Asset Manager                                        Worldwide Growth (Service Shares)
    VIP Contrafund
    VIP Equity-Income                                    Lazard Retirement Series, Inc.
    VIP Growth                                               Emerging Markets Equity
    VIP Index 500                                            International Equity
    VIP Money Market
    VIP Overseas                                         Legg Mason Partners Variable Portfolios I, Inc
                                                             Legg Mason Variable All Cap Portfolio I
Fidelity Variable Insurance Products Fund                       (On April 27, 2007 Legg Mason Variable
(Service Class 2)                                               All Cap Portfolio I merged into Legg
    VIP Asset Manager (Service Class 2)                         Mason Variable Fundamental Value
    VIP Contrafund (Service Class 2)                            Portfolio)
    VIP Equity-Income (Service Class 2)                      Legg Mason Variable Investors Portfolio I
    VIP Growth (Service Class 2)                                (On April 27, 2007 Legg Mason Variable
    VIP Index 500 (Service Class 2)                             Investors Portfolio II merged into Legg
    VIP Investment Grade Bond (Service Class 2)                 Mason Variable Investors Portfolio I)
    VIP Money Market (Service Class 2)                       Legg Mason Variable Fundamental Value
    VIP Overseas (Service Class 2)                              Portfolio (On April 27, 2007 Legg Mason
                                                                Variable All Cap Portfolio I merged into
Goldman Sachs Variable Insurance Trust                          Legg Mason Variable Fundamental
    VIT Strategic International Equity (Previously              Portfolio) (On April 27, 2007 Legg Mason
       known as VIT International Equity)                       Variable All Cap Portfolio II merged into
    VIT Structured Small Cap Equity Fund                        Legg Mason Variable Fundamental
                                                                Portfolio)
J.P. Morgan Series Trust II                                  Legg Mason Variable All Cap Portfolio II
    Small Company                                               (On April 27, 2007 Legg Mason Variable
                                                                All Cap Portfolio II merged into Legg
Janus Aspen Series                                              Mason Variable Fundamental Value
    Balanced                                                    Portfolio)
    Flexible Bond                                            Legg Mason Variable Global High Yield Bond II
    Forty Portfolio                                          Legg Mason Variable Investors Portfolio II
    Large Cap Growth                                            (On April 27, 2007 Legg Mason Variable
    Mid Cap Growth                                              Investors Portfolio II merged into Legg
    Worldwide Growth                                            Mason Variable Investors Portfolio I)

Janus Aspen Series (Service Shares)
    Balanced (Service Shares)

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

MFS Variable Insurance Trust                       RidgeWorth Capital Management, Inc (continued)
    MFS Growth (Previously known as MFS Emerging       RidgeWorth Large Cap Growth Stock
       Growth)                                            (Previously known as STI Classic Large
    MFS Investors Trust                                   Cap Growth Stock Fund)
    MFS New Discovery                                  RidgeWorth Large Cap Value Equity
    MFS Research                                          (Previously known as STI Classic Large
    MFS Total Return                                      Cap Value Equity Fund)

MFS Variable Insurance Trust (Service Class)       Rydex Variable Trust
    MFS High Income (Service Class)                    Rydex VT Nasdaq 100 Strategy Fund
    MFS Investor Growth Stock (Service Class)             (Previously known as Rydex OTC)
    MFS Investors Trust (Service Class)                Rydex Sector Rotation
    MFS New Discovery (Service Class)
    MFS Total Return (Service Class)               T. Rowe Price Equity Series, Inc.
    MFS Utilities (Service Class)                      T. Rowe Price Equity Income
    MFS Value (Service Class)                          T. Rowe Price Mid-Cap Growth
                                                       T. Rowe Price New America Growth
Oppenheimer Variable Account Funds
(Service Class ("SC"))                             T. Rowe Price Equity Series, Inc. II
    Oppenheimer Global Securities (SC)                 T. Rowe Price Blue Chip Growth II
    Oppenheimer Main Street Small Cap Fund (SS)        T. Rowe Price Equity Income II
       (Previously known as Oppenheimer Main
       Street Small Cap Growth (SC))               T. Rowe Price International Series, Inc.
    Oppenheimer MidCap Fund (SC)                       T. Rowe Price International Stock

Panorama Series Fund, Inc. (Service Class ("SC"))  The Universal Institutional Funds, Inc.
    Oppenheimer International Growth (SC)              Van Kampen UIF Capital Growth (Previously
                                                          known as Van Kampen UIF Equity Growth)
PIMCO Variable Insurance                               Van Kampen UIF High Yield
    Foreign Bond (US Dollar-Hedged)                    Van Kampen UIF Mid Cap Growth
       (Previously known as Foreign Bond)              Van Kampen UIF U.S. Mid Cap Value
    Money Market
    PIMCO Real Return                              The Universal Institutional Funds, Inc. (Class II)
    PIMCO Total Return                                 Van Kampen UIF Capital Growth (Class II)
    StocksPLUS(R) Growth and Income Portfolio             (Previously known as Van Kampen UIF
                                                          Equity Growth (Class II))
Premier VIT                                            Van Kampen UIF U.S. Real Estate (Class II)
    OpCap Balanced
    OpCap Equity                                   Van Eck Worldwide Insurance Trust
    OpCap Renaissance                                  Van Eck Worldwide Absolute Return
    NACM Small Cap (Previously known as OpCap          Van Eck Worldwide Emerging Markets
       Small Cap)                                      Van Eck Worldwide Hard Assets

Putnam Variable Trust                              Van Kampen Life Investment Trust (Class II)
    VT High Yield                                      LIT Government (Class II)
    VT International Growth and Income                 LIT Growth and Income (Class II)
                                                       LIT Mid Cap Growth (Class II) (Previously
RidgeWorth Capital Management, Inc                        known as LIT Aggressive Growth
    RidgeWorth International Equity (Closed on            (Class II))
       April 27, 2007) (Previously known as STI
       Classic International Equity)               Wells Fargo Variable Trust
                                                       Wells Fargo VT Advantage Discovery
                                                       Wells Fargo VT Advantage Opportunity

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


   The net assets are affected by the investment results of each mutual fund, transactions by contractholders and certain contract expenses (see Note 3). The accompanying financial statements include only contractholders' purchase payments applicable to the variable portions of their contracts and exclude any purchase payments directed by the contractholder to the fixed account ("Fixed Account") in which the contractholders earn a fixed rate of return.

   A contractholder may choose from among a number of different underlying mutual fund portfolio options. The underlying mutual fund portfolios are not available to the general public directly. These portfolios are available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies, or in certain cases, through participation in certain qualified pension or retirement plans.

   Some of these underlying mutual fund portfolios have been established by investment advisers that manage publicly traded mutual funds that have similar names and investment objectives. While some of the underlying mutual fund portfolios may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual fund portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual fund portfolios may differ substantially.

2.  Summary of Significant Accounting Policies

   Investments--Investments consist of shares of the Funds and are stated at fair value. The difference between cost and fair value of shares owned on the day of measurement is recorded as unrealized gain or loss on investments.

   Fair Value of Financial Assets--The Account adopted the provisions of Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements" ("SFAS No. 157"), as of January 1, 2008 for its financial assets that are measured at fair value. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, and establishes a framework for measuring fair value. The adoption did not have an effect on the Account's determination of fair value.

   In determining fair value, the Account uses the market approach which utilizes market transaction data for the same or similar instruments. SFAS
No. 157 establishes a hierarchy for inputs used in determining fair value that maximize the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.

   Observable inputs are those used by market participants in valuing financial instruments that are developed based on market data obtained from independent sources. The Account uses prices that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices may be reduced. This condition could cause an instrument to be reclassified from Level 1 to Level 2, or from Level 2 to Level 3.

   Financial assets and financial liabilities recorded on the Statements of Net Assets at fair value as of December 31, 2008 comprise investments and are categorized in the fair value hierarchy based on the reliability of inputs to the valuation techniques as follows:

   Level 1: Financial assets whose values are based on unadjusted quoted prices for identical assets in an active market that the Account can access.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


   Level 2: Financial assets whose values are based on the following:
         a) Quoted prices for similar assets in active markets;
         b) Quoted prices for identical or similar assets in non-active markets.

   Level 3: Financial assets whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect the Account's estimates of the assumptions that market participants would use in valuing the financial assets.

   All investments during the respective periods consist of shares of the Funds that have daily quoted net asset values for identical assets that the Account can access and are categorized as Level 1. Net asset values for these actively traded Funds are obtained daily from the Fund managers.

   Contracts in payout (annuitization) period--Net assets allocated to contracts in the payout period are computed according to the 1983a Individual Annuitant Mortality Table and Annuity 2000 Mortality Table, depending on the annuitization date. The assumed investment return is 3.72%, with 3.00% minimum and 6.00% maximum. The mortality risk is fully borne by Lincoln Benefit and may result in additional amounts being transferred into the Account by Lincoln Benefit to cover greater longevity of annuitants than expected. A receivable is established for amounts due to the sub-accounts from Lincoln Benefit but not yet received. Conversely, if amounts allocated exceed amounts required, transfers may be made to Lincoln Benefit. A payable is established for amounts payable to Lincoln Benefit from the sub-accounts but not yet paid.

   Dividends--Dividends declared by the Funds are recognized on the ex-dividend date.

   Net Realized Gains and Losses--Net realized gains and losses on fund shares represent the difference between the proceeds from sales of shares of the Funds by the Account and the cost of such shares, which is determined on a weighted average basis, and realized gain distributions received from the underlying mutual fund portfolios.

   Transactions are recorded on a trade date basis. Distributions of net realized gains earned by the Funds are recorded on the Funds' ex-distribution date.

   Federal Income Taxes--The Account intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 ("Code"). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The operations of the Account are included in the tax return of Lincoln Benefit. Lincoln Benefit is taxed as a life insurance company under the Code and joins with The Allstate Corporation and its eligible domestic subsidiaries in the filing of a consolidated federal income tax return. No federal income taxes are allocable to the Account, as the Account did not generate taxable income.

   The Account had no liability for unrecognized tax benefits at December 31, 2008 and there was no activity related to unrecognized tax benefits during the year. The Account believes that it is reasonably possible that the liability balance will not significantly increase or decrease within the next 12 months. No amounts have been accrued for interest or penalties related to unrecognized tax benefits

   Use of Estimates--The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures in the accompanying notes. Actual results could differ from those estimates.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


   Adopted Accounting Standard--In September 2006, the Financial Accounting Standards Board ("FASB") issued SFAS No. 157, which redefines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosures about fair value measurements. SFAS No. 157 establishes a three-level hierarchy for fair value measurements based upon the nature of the inputs to the valuation of an asset or liability. SFAS No. 157 applies where other accounting pronouncements require or permit fair value measurements. The Account adopted the provisions of SFAS No. 157 for financial assets and financial liabilities recognized or disclosed at fair value on a recurring or non-recurring basis as of January 1, 2008. In October 2008, the FASB issued FASB Staff Position No. FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active" ("FSP FAS 157-3"), which clarifies the application of SFAS 157 in a market that is not active. The Account adopted the provisions of FSP FAS 157-3 as of September 30, 2008. The adoption of SFAS No. 157 and FSP FAS 157-3 did not have an effect on the Account's financial statements.

3.  Expenses

   Mortality and Expense Risk Charge--Lincoln Benefit assumes mortality and an expense risks related to the operations of the Account and deducts charges daily at a rate ranging from 1.15% to 2.60% per annum of the daily net assets of the Account, based on the selected rider options. The mortality and expense risk charge is recognized as a reduction in accumulation unit values. The mortality and expense risk charge covers insurance benefits provided in the contract and the cost of administering the contract. Lincoln Benefit guarantees that the amount of this charge will not increase over the lives of the Contracts. At the contractholder's discretion, additional options, may be purchased for an additional charge.

   Administrative Expense Charge--Lincoln Benefit deducts administrative expense charges daily at a rate equal to .15% per annum of the average daily net assets of the Account for Investor's Select and .10% for Consultant I, Consultant II, Consultant Solutions, Premier Planner and Advantage. The administrative expense charge is recognized as a reduction in accumulation unit values.

   Contract Maintenance Charge--Lincoln Benefit deducts an annual maintenance charge on certain contracts on each contract anniversary and guarantees that this charge will not increase over the life of the contract. For Investor's Select, the charge is $25 and will be waived if total deposits are $75,000 or more. For Consultant I, Consultant II and Premier Planner, the charge is $35 and will be waived if total deposits are $50,000 or more. For Consultant Solutions, the charge is $40, reduced to $30 if total deposits are $2,000 or more, and waived in certain cases. The contract administration charge is recognized as redemption of units.

   Withdrawal Charge--In the event of withdrawal of the account value during a specified period, a withdrawal charge may be imposed. The withdrawal charge ranges from 7% to 8.5% in the early years of the Contract and declines to 0% after a specified period depending upon the Contract. These amounts are included in payments on terminations.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


4.  Purchases of Investments

   The cost of purchases of investments for the year ended December 31, 2008 were as follows:

                                                                                 Purchases
                                                                                 ----------
Investments in the AIM Variable Insurance Funds Sub-Accounts:
   AIM V. I. Basic Value........................................................ $4,611,853
   AIM V. I. Capital Appreciation...............................................     60,779

Investments in the AIM Variable Insurance Funds Series II Sub-Accounts:
   AIM V. I. Basic Value II.....................................................  3,097,528
   AIM V. I. Capital Appreciation II............................................    156,185
   AIM V. I. Core Equity II.....................................................    911,778
   AIM V. I. Mid Cap Core Equity II.............................................  2,789,020

Investments in the The Alger American Fund Sub-Accounts:
   Alger American Capital Appreciation Portfolio - Class O (a)..................  1,045,704
   Alger American Income & Growth Portfolio - Class O...........................    355,797
   Alger American LargeCap Growth- Class O (b)..................................  1,050,178
   Alger American MidCap Growth Portfolio - Class O.............................  9,461,049
   Alger American SmallCap Growth Portfolio - Class O (c).......................  1,062,531

Investments in the The Alger American Fund (Series - S) Sub-Accounts:
   Alger American Capital Appreciation Portfolio - Class S (d)..................  1,040,257
   Alger American LargeCap Growth Portfolio - Class S (e).......................  2,624,167
   Alger American MidCap Growth Portfolio - Class S.............................  6,043,948

Investments in the DWS Investments Variable Insurance Trust Funds Sub-Accounts:
   DWS Equity 500 Index VIP B...................................................    351,456
   DWS Small Cap Index VIP......................................................    174,579

Investments in the DWS Variable Series I Sub-Accounts:
   DWS Bond VIP A...............................................................  1,245,670
   DWS Global Opportunities VIP.................................................  2,334,757
   DWS Growth and Income VIP A..................................................    662,684
   DWS International VIP........................................................  2,505,798

Investments in the DWS Variable Series II Sub-Accounts:
   DWS Balanced VIP A...........................................................  1,054,271

Investments in the Federated Insurance Series Sub-Accounts:
   Federated Capital Income Fund II.............................................  1,232,828
   Federated Fund for U.S. Government Securities II.............................  5,641,092
   Federated High Income Bond Fund II...........................................  2,663,462

--------
(a)Previously known as Alger Leveraged AllCap
(b)Previously known as Alger Growth
(c)Previously known as Alger Small Capitalization
(d)Previously known as Alger Leveraged AllCap (Series - S)
(e)Previously known as Alger Growth (Series - S)

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


4.  Purchases of Investments (continued)

                                                                                               Purchases
                                                                                              -----------
Investments in the Fidelity Variable Insurance Products Fund Sub-Accounts:
   VIP Asset Manager......................................................................... $ 2,666,214
   VIP Contrafund............................................................................   4,083,955
   VIP Equity-Income.........................................................................   2,054,326
   VIP Growth................................................................................   1,912,111
   VIP Index 500.............................................................................   3,229,419
   VIP Money Market..........................................................................  43,743,452
   VIP Overseas..............................................................................   6,024,908

Investments in the Fidelity Variable Insurance Products Fund (Service Class 2) Sub-Accounts:
   VIP Asset Manager (Service Class 2).......................................................   2,254,753
   VIP Contrafund (Service Class 2)..........................................................   3,947,720
   VIP Equity-Income (Service Class 2).......................................................   3,774,188
   VIP Growth (Service Class 2)..............................................................   2,235,004
   VIP Index 500 (Service Class 2)...........................................................   5,751,963
   VIP Investment Grade Bond (Service Class 2)...............................................   6,772,405
   VIP Money Market (Service Class 2)........................................................  26,098,136
   VIP Overseas (Service Class 2)............................................................  11,612,723

Investments in the Goldman Sachs Variable Insurance Trust Sub-Accounts:
   VIT Strategic International Equity........................................................     390,349
   VIT Structured Small Cap Equity...........................................................     168,881

Investments in the J.P. Morgan Series Trust II Sub-Accounts:
   Small Company.............................................................................     398,624

Investments in the Janus Aspen Series Sub-Accounts:
   Balanced..................................................................................   5,825,227
   Flexible Bond.............................................................................   4,327,409
   Forty Portfolio...........................................................................   2,620,983
   Large Cap Growth..........................................................................     567,569
   Mid Cap Growth............................................................................   2,969,253
   Worldwide Growth..........................................................................   1,157,097

Investments in the Janus Aspen Series (Service Shares) Sub-Accounts:
   Balanced (Service Shares).................................................................   1,772,329
   Foreign Stock (Service Shares) (f)(s).....................................................   1,150,429
   Forty Portfolio (Service Shares)..........................................................   3,000,946
   INTECH Risk-Managed Core Portfolio (Service Shares).......................................     730,885
   International Growth (Service Shares) (g)(s)..............................................  16,753,708
   Mid Cap Value (Service Shares)............................................................   4,117,031
   Small Company Value (Service Shares)......................................................     964,146
   Worldwide Growth (Service Shares).........................................................     158,142

--------
(f)For the period beginning January 1, 2008 and ended April 29, 2008
(g)For the period beginning April 30, 2008 and ended December 31, 2008
(s)On April 30, 2008 Foreign Stock (Service Shares) merged into International Growth (Service Shares)

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


4.  Purchases of Investments (continued)

                                                                                              Purchases
                                                                                             -----------
Investments in the Lazard Retirement Series, Inc. Sub-Accounts:
   Emerging Markets Equity.................................................................. $ 2,261,980
   International Equity.....................................................................     100,842

Investments in the Legg Mason Partners Variable Income Trust Sub-Accounts:
   Legg Mason Variable Fundamental Value Portfolio..........................................     796,351
   Legg Mason Variable Global High Yield Bond II............................................   3,817,470

Investments in the Legg Mason Partners Variable Portfolios I, Inc Sub-Accounts:
   Legg Mason Variable Investors Portfolio I................................................   1,262,631

Investments in the MFS Variable Insurance Trust Sub-Accounts:
   MFS Growth (h)...........................................................................   1,810,107
   MFS Investors Trust......................................................................   2,064,797
   MFS New Discovery........................................................................   2,096,129
   MFS Research.............................................................................      43,601
   MFS Total Return.........................................................................   3,114,018

Investments in the MFS Variable Insurance Trust (Service Class) Sub-Accounts:
   MFS High Income (Service Class)..........................................................   1,269,199
   MFS Investor Growth Stock (Service Class)................................................   2,104,730
   MFS Investors Trust (Service Class)......................................................     647,925
   MFS New Discovery (Service Class)........................................................   1,710,539
   MFS Total Return (Service Class).........................................................   2,324,247
   MFS Utilities (Service Class)............................................................   2,946,310
   MFS Value (Service Class)................................................................   1,611,688

Investments in the Oppenheimer Variable Account Funds (Service Shares ("SS")) Sub-Accounts:
   Oppenheimer Global Securities (SS).......................................................   1,954,990
   Oppenheimer Main Street Small Cap Fund (SS) (i)..........................................   4,872,938
   Oppenheimer MidCap Fund (SS).............................................................     352,175

Investments in the Panorama Series Fund, Inc. (Service Shares ("SS")) Sub-Accounts:
   Oppenheimer International Growth (SS)....................................................   1,120,704

Investments in the PIMCO Variable Insurance Trust Sub-Accounts:
   Foreign Bond (US Dollar-Hedged) (j)......................................................   6,137,901
   Money Market.............................................................................  35,526,989
   PIMCO Real Return........................................................................  10,856,996
   PIMCO Total Return.......................................................................  28,941,905
   StocksPLUS(R) Growth and Income Portfolio................................................     517,231

--------
(h)Previously known as MFS Emerging Growth
(i)Previously known as Oppenheimer Main Street Small Cap Growth (SC)
(j)Previously known as Foreign Bond

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


4.  Purchases of Investments (continued)

                                                                                      Purchases
                                                                                     -----------
Investments in the Premier VIT Sub-Accounts:
   NACM Small Cap (k)............................................................... $ 4,448,716
   OpCap Balanced...................................................................   3,282,393
   OpCap Equity.....................................................................   1,336,433
   OpCap Renaissance (l)............................................................   2,106,947

Investments in the Putnam Variable Trust Sub-Accounts:
   VT High Yield....................................................................   1,088,792
   VT International Growth and Income...............................................   2,975,504

Investments in the RidgeWorth Capital Management, Inc Sub-Accounts:
   RidgeWorth Large Cap Growth Stock (m)(n).........................................     394,497
   RidgeWorth Large Cap Value Equity................................................     721,535

Investments in the Rydex Variable Trust Sub-Accounts:
   Rydex VT Nasdaq 100 Strategy Fund (o)............................................     180,121
   Rydex Sector Rotation............................................................   1,117,529

Investments in the T. Rowe Price Equity Series, Inc. Sub-Accounts:
   T. Rowe Price Equity Income......................................................   2,264,132
   T. Rowe Price Mid-Cap Growth.....................................................   1,206,155
   T. Rowe Price New America Growth.................................................     709,718

Investments in the T. Rowe Price Equity Series, Inc. II Sub-Accounts:
   T. Rowe Price Blue Chip Growth II................................................   4,176,126
   T. Rowe Price Equity Income II...................................................   5,636,130

Investments in the T. Rowe Price International Series, Inc. Sub-Accounts:
   T. Rowe Price International Stock................................................   1,047,404

Investments in the The Universal Institutional Funds, Inc. Sub-Accounts:
   Van Kampen UIF Capital Growth (p)................................................   1,213,922
   Van Kampen UIF High Yield........................................................     643,384
   Van Kampen UIF Mid Cap Growth....................................................   1,806,324
   Van Kampen UIF U.S. Mid Cap Value................................................  11,899,105

Investments in the The Universal Institutional Funds, Inc. (Class II) Sub-Accounts:
   Van Kampen UIF Capital Growth (Class II) (q).....................................     796,139
   Van Kampen UIF U.S. Real Estate (Class II).......................................  14,368,047

--------
(k)Previously known as OpCap Small Cap
(l)For the period beginning January 1, 2008 and ended July 18, 2008
(m)Previously known as STI Classic Large Cap Growth Stock Fund
(n)Previously known as STI Classic Large Cap Value Equity Fund
(o)Previously known as Rydex OTC
(p)Previously known as Van Kampen UIF Equity Growth
(q)Previously known as Van Kampen UIF Equity Growth (Class II)

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


4.  Purchases of Investments (continued)

                                                                               Purchases
                                                                              ------------
Investments in the Van Eck Worldwide Insurance Trust Sub-Accounts:
   Van Eck Worldwide Absolute Return......................................... $  1,315,036
   Van Eck Worldwide Emerging Markets........................................    6,230,007
   Van Eck Worldwide Hard Assets.............................................    9,026,376

Investments in the Van Kampen Life Investment Trust (Class II) Sub-Accounts:
   LIT Government (Class II).................................................    5,055,200
   LIT Growth and Income (Class II)..........................................    6,322,242
   LIT Mid Cap Growth Portfolio (Class II) (r)...............................    4,244,453

Investments in the Wells Fargo Variable Trust Sub-Accounts:
   Wells Fargo Advantage VT Discovery........................................      932,912
   Wells Fargo Advantage VT Opportunity......................................    3,292,343
                                                                              ------------
                                                                              $445,513,671
                                                                              ============

--------
(r)Previously known as LIT Aggressive Growth (Class II)

5.  Financial Highlights

   Lincoln Benefit offers multiple variable annuity contracts through this Account that have unique combinations of features and fees that are assessed to the contractholders. Differences in these fee structures result in various contract expense rates and accumulation unit values which in turn result in various expense and total return ratios.

   In the table below, the units, the range of lowest to highest accumulation unit values, the investment income ratio, the range of lowest to highest expense ratios assessed by Lincoln Benefit and the corresponding range of total return is presented for each rider option of the sub-accounts that had outstanding units during the period. These ranges of lowest to highest unit fair values and total return are based on the product groupings that represent lowest and highest expense ratio amounts. Therefore, some individual contract ratios are not within the ranges presented.

   As discussed in Note 3, the expense ratio represents mortality and expense risk and administrative expense charges which are assessed as a percentage of daily net assets. The amount deducted is based upon the product and the number and magnitude of rider options selected by each contract holder. This results in several accumulation unit values for each sub-account based upon those choices.

Items in the following table are notated as follows:

    * Investment Income Ratio--These amounts represent dividends, excluding realized gain distributions, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that result in a reduction in the accumulation unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying mutual fund in which the sub-account invests. The investment income ratio for each product may differ due to the timing of contract transactions.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

    ** Expense Ratio--These amounts represent the annualized contract expenses of the sub-account, consisting of mortality and expense risk charges, and administrative expense charges, for each period indicated. The ratios include only those expenses that are charged that result in a reduction in the accumulation unit values. Charges made directly to contract holder accounts through the redemption of units and expenses of the underlying fund have been excluded.

    ***Total Return--These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction in the accumulation unit values. The ratio does not include any expenses assessed through the redemption of units. The total return is calculated as the change in the accumulation unit value during the reporting period, or the effective period if less than the reporting period, divided by the beginning of period accumulation unit value or the accumulation unit value on the effective date.

       Since the total return for periods less than one year has not been annualized, the difference between the lowest and the highest total return in the range may be broader if one or both of the total returns relate to a product which was introduced during the reporting year.

       Sub-accounts with a date notation indicate the effective date of that investment option in the Account. Consistent with the total return the investment income ratio is calculated for the period or from the effective date through the end of the reporting period. The investment income ratio for closed funds is calculated from the beginning of period, or from the effective date, through the last day the fund was open.

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                      At December 31,                 For the year ended December 31,
                            ----------------------------------- ------------------------------------------
                                     Accumulation
                            Units     Unit Value     Net Assets  Investment     Expense         Total
                            (000s) Lowest to Highest   (000s)   Income Ratio*   Ratio**       Return***
                            ------ ----------------- ---------- ------------- -----------  ---------------
Investments in the AIM
  Variable Insurance Funds
  Sub-Accounts:
   AIM V. I. Basic Value
   2008.................... 1,524   $ 5.81 -  6.03    $ 9,082       0.84%     1.25 - 2.05% -52.76 - -52.37%
   2007.................... 1,809    12.29 - 12.67     22,698       0.57      1.25 - 2.05   -0.55 -   0.28
   2006.................... 2,150    12.36 - 12.63     26,968       0.39      1.25 - 2.05   10.89 -  11.80
   2005.................... 2,276    11.15 - 11.30     25,613       0.09      1.25 - 2.05    3.57 -   4.43
   2004 (aa)............... 2,446    10.76 - 10.82     26,418       0.00      1.25 - 2.05    7.62 -   8.21

   AIM V. I. Capital Appreciation
   2008....................    76     6.37 -  6.47        490       0.00      1.35 - 2.05  -43.67 - -43.27
   2007....................    79    11.31 - 11.40        900       0.00      1.35 - 2.05    9.71 -  10.49
   2006 (z)................    96    10.31 - 10.32        993       0.12      1.35 - 2.05    3.08 -   3.19

Investments in the AIM
  Variable Insurance Funds
  Series II Sub-Accounts:
   AIM V. I. Basic Value II
   2008....................   940     5.63 -  5.91      5,501       0.49      1.35 - 2.30  -53.01 - -52.55
   2007....................   949    11.99 - 12.45     11,713       0.31      1.35 - 2.30   -0.98 -  -0.01
   2006.................... 1,139    12.11 - 12.45     14,094       0.14      1.35 - 2.30   10.35 -  11.42
   2005.................... 1,007    10.97 - 11.18     11,203       0.00      1.35 - 2.30    3.01 -   4.01
   2004 (ab)...............   591    10.65 - 10.75      6,340       0.00      1.35 - 2.30    6.51 -   7.45

   AIM V. I. Capital Appreciation II
   2008....................   244     6.87 -  7.20      1,737       0.00      1.35 - 2.30  -43.95 - -43.40
   2007....................   278    12.25 - 12.73      3,503       0.00      1.35 - 2.30    9.15 -  10.22
   2006....................   307    11.23 - 11.55      3,521       0.00      1.35 - 2.30    3.63 -   4.63
   2005....................   233    10.83 - 11.04      2,556       0.00      1.35 - 2.30    6.09 -   7.12
   2004 (ab)...............   116    10.21 - 10.30      1,188       0.00      1.35 - 2.30    2.13 -   3.03

   AIM V. I. Core Equity II
   2008....................   613     7.70 -  7.90      4,820       1.80      1.35 - 2.30  -31.93 - -31.26
   2007....................   688    11.31 - 11.49      7,875       1.01      1.35 - 2.30    5.38 -   6.41
   2006 (ac)...............   658    10.73 - 10.80      7,099       1.00      1.35 - 2.30    7.30 -   8.00

--------
(z)For the period beginning November 3, 2006 and ended December 31, 2006
(aa)For the period beginning April 30, 2004 and ended December 31, 2004
(ab)For the period beginning February 2, 2004 and ended December 31, 2004
(ac)For the period beginning May 1, 2006 and ended December 31, 2006

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                      At December 31,                 For the year ended December 31,
                            ----------------------------------- ------------------------------------------
                                     Accumulation
                            Units     Unit Value     Net Assets  Investment     Expense         Total
                            (000s) Lowest to Highest   (000s)   Income Ratio*   Ratio**       Return***
                            ------ ----------------- ---------- ------------- -----------  ---------------
Investments in the AIM
  Variable Insurance Funds
  Series II Sub-Accounts
  (continued):
   AIM V. I. Mid Cap Core Equity II
   2008.................... 1,027   $ 9.21 -  9.66    $ 9,812       1.20%     1.35 - 2.30% -30.32 - -29.64%
   2007.................... 1,244    13.22 - 13.73     16,928       0.05      1.35 - 2.30    6.76 -   7.80
   2006.................... 1,324    12.38 - 12.73     16,754       0.84      1.35 - 2.30    8.44 -   9.49
   2005....................   919    11.42 - 11.63     10,635       0.37      1.35 - 2.30    4.81 -   5.82
   2004 (ab)...............   493    10.89 - 10.99      5,403       0.04      1.35 - 2.30    8.92 -   9.89

Investments in the The
  Alger American Fund
  Sub-Accounts:
   Alger American Capital Appreciation Portfolio - Class O (a)
   2008.................... 1,186     5.39 - 12.25      9,784       0.00      1.25 - 1.80  -46.12 - -45.82
   2007.................... 1,641     9.99 - 22.61     25,316       0.00      1.25 - 1.80   31.14 -  31.87
   2006.................... 1,667     7.62 - 17.15     19,984       0.00      1.25 - 1.80   17.14 -  17.79
   2005.................... 1,732     6.51 - 14.56     18,242       0.00      1.25 - 1.80   12.41 -  13.03
   2004.................... 1,931     5.79 - 12.88     18,677       0.00      1.25 - 1.80    6.26 -   6.84

   Alger American Income & Growth Portfolio - Class O
   2008....................   859     5.01 -  8.89      6,152       2.21      1.25 - 1.80  -40.55 - -40.22
   2007.................... 1,213     8.42 - 14.87     14,833       0.82      1.25 - 1.80    8.16 -   8.76
   2006.................... 1,517     7.79 - 13.67     17,599       1.25      1.25 - 1.80    7.36 -   7.96
   2005.................... 1,910     7.25 - 12.67     21,089       1.08      1.25 - 1.80    1.60 -   2.16
   2004.................... 2,214     7.14 - 12.40     24,441       0.55      1.25 - 1.80    5.92 -   6.51

   Alger American LargeCap Growth Portfolio - Class O (b)
   2008.................... 1,163     4.53 -  7.69      7,312       0.23       1.25 -1.80  -47.12 - -46.82
   2007.................... 1,383     8.57 - 14.46     16,577       0.36       1.25 -1.80   17.79 -  18.45
   2006.................... 1,697     7.27 - 12.21     17,538       0.12       1.25 -1.80    3.28 -   3.85
   2005.................... 2,162     7.04 - 11.76     22,037       0.22       1.25 -1.80   10.04 -  10.65
   2004.................... 2,389     6.40 - 10.62     22,746       0.00       1.25 -1.80    3.62 -   4.19

   Alger American MidCap Growth Portfolio - Class O
   2008.................... 1,605     5.96 - 10.74     12,758       0.16       1.25 -1.80  -59.10 - -58.87
   2007.................... 1,907    14.57 - 26.12     37,730       0.00       1.25 -1.80   29.20 -  29.92
   2006.................... 2,206    11.28 - 20.10     34,151       0.00       1.25 -1.80    8.18 -   8.78
   2005.................... 2,641    10.42 - 18.48     38,590       0.00       1.25 -1.80    7.87 -   8.46
   2004.................... 2,634     9.66 - 17.04     35,746       0.00       1.25 -1.80   11.03 -  11.64

--------
(a)Previously known as Alger Leveraged AllCap
(ab)For the period beginning February 2, 2004 and ended December 31, 2004
(b)Previously known as Alger Growth

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                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                    At December 31,                    For the year ended December 31,
                          -------------------------------------- ------------------------------------------
                                    Accumulation
                          Units      Unit Value      Net Assets   Investment     Expense         Total
                          (000s)  Lowest to Highest    (000s)    Income Ratio*   Ratio**       Return***
                          ------  -----------------  ----------  ------------- -----------  ---------------
Investments in the The
  Alger American Fund
  Sub-Accounts
  (continued):
   Alger American SmallCap Growth Portfolio - Class O (c)
   2008.................. 1,184    $ 4.73 -  7.90     $ 7,902        0.00%     1.25 - 1.80% -47.56 - -47.27%
   2007.................. 1,414      9.03 - 14.98      17,989        0.00      1.25 - 1.80   15.14 -  15.78
   2006.................. 1,482      7.84 - 12.94      16,243        0.00      1.25 - 1.80   17.88 -  18.53
   2005.................. 1,712      6.65 - 10.91      16,121        0.00      1.25 - 1.80   14.80 -  15.43
   2004.................. 1,788      5.79 -  9.45      14,871        0.00      1.25 - 1.80   14.49 -  15.12

Investments in the The
  Alger American Fund
  (Series - S) Sub-
  Accounts:
   Alger American Capital Appreciation Portfolio - Class S (d)
   2008..................   352      9.14 -  9.58       3,340        0.00      1.35 - 2.30  -46.53 - -46.00
   2007..................   424     17.09 - 17.75       7,470        0.00      1.35 - 2.30   30.12 -  31.39
   2006..................   400     13.13 - 13.51       5,365        0.00      1.35 - 2.30   16.23 -  17.36
   2005..................   256     11.30 - 11.51       2,936        0.00      1.35 - 2.30   11.54 -  12.62
   2004 (ab).............    87     10.13 - 10.22         889        0.00      1.35 - 2.30    1.30 -   2.19

   Alger American LargeCap Growth Portfolio - Class S (e)
   2008..................   967      6.82 -  7.20       7,547        0.00      1.35 - 2.45  -47.61 - -47.02
   2007.................. 1,028     13.02 - 13.60      15,288        0.11      1.35 - 2.45   16.69 -  18.01
   2006.................. 1,160     11.15 - 11.52      14,604        0.00      1.35 - 2.45    2.34 -   3.49
   2005.................. 1,161     10.90 - 11.13      14,221        0.12      1.35 - 2.45    8.99 -  10.21
   2004..................   807     10.00 - 12.83       9,296        0.00      1.35 - 2.45    0.00 -   3.82

   Alger American MidCap Growth Portfolio - Class S
   2008.................. 1,052      6.30 -  6.60       6,871        0.00      1.35 - 2.30  -59.43 - -59.03
   2007.................. 1,075     15.52 - 16.12      17,169        0.00      1.35 - 2.30   28.24 -  29.49
   2006.................. 1,173     12.11 - 12.45      14,499        0.00      1.35 - 2.30    7.36 -   8.41
   2005..................   907     11.27 - 11.48      10,371        0.00      1.35 - 2.30    7.03 -   8.07
   2004 (ab).............   415     10.53 - 10.63       4,401        0.00      1.35 - 2.30    5.35 -   6.28

--------
(c)Previously known as Alger Small Capitalization
(d)Previously known as Alger Leveraged AllCap (Series - S)
(e)Previously known as Alger Growth (Series - S)
(ab)For the period beginning February 2, 2004 and ended December 31, 2004

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                    At December 31,                 For the year ended December 31,
                          ----------------------------------- ------------------------------------------
                                   Accumulation
                          Units     Unit Value     Net Assets  Investment     Expense         Total
                          (000s) Lowest to Highest   (000s)   Income Ratio*   Ratio**       Return***
                          ------ ----------------- ---------- ------------- -----------  ---------------
Investments in the DWS
  Investments Variable
  Insurance Trust Funds
  Sub-Accounts:
   DWS Equity 500 Index VIP
   2008..................   220   $ 9.50 -  9.89    $ 2,150       2.14%     1.35 - 2.05% -38.63 - -38.19%
   2007..................   276    15.48 - 16.00      4,383       1.25      1.35 - 2.05    2.87 -   3.61
   2006..................   282    15.05 - 15.45      4,333       0.91      1.35 - 2.05   12.89 -  13.69
   2005..................   281    13.33 - 13.59      3,799       1.36      1.35 - 2.05    2.28 -   3.01
   2004..................   272    13.03 - 13.19      3,580       0.98      1.35 - 2.05    8.06 -   8.83

   DWS Small Cap Index VIP
   2008..................    60    11.45 - 11.92        708       1.39      1.35 - 2.05  -35.68 - -35.21
   2007..................    83    17.80 - 18.40      1,521       0.62      1.35 - 2.05   -4.18 -  -3.49
   2006..................    81    18.57 - 19.06      1,544       0.36      1.35 - 2.05   14.79 -  15.61
   2005..................    81    16.18 - 16.49      1,333       0.44      1.35 - 2.05    2.59 -   1.87
   2004..................    79    15.88 - 16.07      1,264       0.22      1.35 - 2.05   15.89 -  58.81

Investments in the DWS
  Series I Sub-Accounts:
   DWS Bond VIP A
   2008..................   733    10.79 - 11.56      8,438       5.98      1.25 - 1.80  -18.25 - -17.80
   2007..................   980    13.20 - 14.06     13,753       4.82      1.25 - 1.80    2.31 -   2.88
   2006.................. 1,072    12.90 - 13.67     14,708       3.83      1.25 - 1.80    2.85 -   3.42
   2005.................. 1,327    12.54 - 13.22     17,730       3.74      1.25 - 1.80    0.78 -   1.33
   2004.................. 1,509    12.45 - 13.05     20,076       4.13      1.25 - 1.80    3.50 -   4.07

   DWS Global Opportunities VIP
   2008..................   603     6.92 - 13.09      5,587       0.27      1.25 - 1.80  -50.86 - -50.59
   2007..................   745    14.09 - 26.50     14,558       1.36      1.25 - 1.80    7.37 -   7.97
   2006..................   855    13.12 - 24.54     15,664       1.04      1.25 - 1.80   19.91 -  20.57
   2005..................   909    10.94 - 20.36     14,079       0.55      1.25 - 1.80   16.09 -  16.72
   2004..................   736     9.43 - 17.44     10,063       0.24      1.25 - 1.80   21.15 -  21.81

   DWS Growth and Income VIP A
   2008..................   211     5.95 -  6.92      1,360       2.11      1.25 - 1.80  -39.41 - -39.08
   2007..................   256     9.83 - 11.36      2,733       1.29      1.25 - 1.80   -0.46 -   0.09
   2006..................   299     9.87 - 11.34      3,222       0.97      1.25 - 1.80   11.61 -  12.22
   2005..................   366     8.85 - 10.11      3,539       1.28      1.25 - 1.80    4.18 -   4.75
   2004..................   426     8.49 -  9.65      3,943       0.81      1.25 - 1.80    8.20 -   8.79

   DWS International VIP
   2008..................   517     5.50 -  8.08      3,363       1.41      1.25 - 1.80  -49.14 - -48.86
   2007..................   504    10.81 - 15.80      6,646       2.70      1.25 - 1.80   12.53 -  13.16
   2006..................   569     9.61 - 13.97      6,680       1.74      1.25 - 1.80   23.67 -  24.35
   2005..................   490     7.77 - 11.23      4,671       1.61      1.25 - 1.80   14.10 -  14.73
   2004..................   480     6.81 -  9.79      4,039       1.27      1.25 - 1.80   14.45 -  15.08

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                        At December 31,                 For the year ended December 31,
                              ----------------------------------- ------------------------------------------
                                       Accumulation
                              Units     Unit Value     Net Assets  Investment     Expense         Total
                              (000s) Lowest to Highest   (000s)   Income Ratio*   Ratio**       Return***
                              ------ ----------------- ---------- ------------- -----------  ---------------
Investments in the DWS
  Series II Sub-Accounts:
   DWS Balanced VIP A
   2008......................   672   $ 8.40 -  8.58    $ 5,723        4.45%    1.25 - 1.80% -28.63 - -28.24%
   2007......................   911    11.78 - 11.95     10,829        3.46     1.25 - 1.80    2.96 -   3.53
   2006...................... 1,216    11.44 - 11.54     13,998        2.56     1.25 - 1.80    8.28 -   8.88
   2005 (ad)................. 1,517    10.56 - 10.60     16,065        0.00     1.25 - 1.80    5.62 -   6.02

Investments in the Federated
  Insurance Series
  Sub-Accounts:
   Federated Capital Income Fund II
   2008......................   447     7.01 -  8.06      3,846        5.96     1.25 - 1.80  -21.80 - -21.37
   2007......................   505     8.97 - 10.25      5,623        5.59     1.25 - 1.80    2.17 -   2.74
   2006......................   676     8.78 -  9.98      7,411        5.78     1.25 - 1.80   13.58 -  14.21
   2005......................   769     7.73 -  8.74      7,537        5.48     1.25 - 1.80    4.39 -   4.97
   2004......................   955     7.40 -  8.32      9,163        4.42     1.25 - 1.80    7.96 -   8.56

   Federated Fund for U.S. Government Securities
     II
   2008...................... 1,973    13.39 - 14.57     28,120        5.20     1.25 - 1.80    2.42 -   2.98
   2007...................... 2,265    13.07 - 14.15     31,456        3.97     1.25 - 1.80    4.38 -   4.96
   2006...................... 2,044    12.52 - 13.48     27,755        4.43     1.25 - 1.80    2.29 -   2.85
   2005...................... 2,656    12.24 - 13.10     35,338        4.27     1.25 - 1.80    0.21 -   0.76
   2004...................... 3,350    12.22 - 13.01     44,723        4.61     1.25 - 1.80    1.76 -   2.32

   Federated High Income Bond Fund II
   2008...................... 1,267     9.62 -  9.77     12,902       10.66     1.25 - 1.80  -27.32 - -26.91
   2007...................... 1,600    13.23 - 13.37     22,372        8.36     1.25 - 1.80    1.57 -   2.14
   2006...................... 1,914    13.03 - 13.09     26,267        8.51     1.25 - 1.80    8.83 -   9.43
   2005...................... 2,157    11.96 - 11.97     27,425        8.43     1.25 - 1.80    0.83 -   1.38
   2004...................... 2,572    11.80 - 11.87     32,896        7.10     1.25 - 1.80    8.49 -   9.09

Investments in the Fidelity
  Variable Insurance
  Products Fund
  Sub-Accounts:
   VIP Asset Manager
   2008......................   685     8.31 - 10.19      7,527        2.54     1.25 - 1.80  -29.99 - -29.60
   2007......................   830    11.87 - 14.47     13,085        5.98     1.25 - 1.80   13.43 -  14.06
   2006...................... 1,018    10.47 - 12.69     14,251        2.88     1.25 - 1.80    5.41 -   5.99
   2005...................... 1,285     9.93 - 11.97     17,045        2.73     1.25 - 1.80    2.19 -   2.76
   2004...................... 1,455     9.72 - 11.65     19,256        2.71     1.25 - 1.80    3.59 -   4.16

--------
(ad)For the period beginning April 29, 2005 and ended December 31, 2005

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                       At December 31,                 For the year ended December 31,
                             ----------------------------------- ------------------------------------------
                                      Accumulation
                             Units     Unit Value     Net Assets  Investment     Expense         Total
                             (000s) Lowest to Highest   (000s)   Income Ratio*   Ratio**       Return***
                             ------ ----------------- ---------- ------------- -----------  ---------------
Investments in the Fidelity
  Variable Insurance
  Products Fund
  Sub-Accounts:
   VIP Contrafund
   2008..................... 3,535   $ 8.46 - 12.23    $40,235       0.93%     1.25 - 1.80% -43.54 - -43.23%
   2007..................... 4,241    14.99 - 21.54     86,547       0.88      1.25 - 1.80   15.48 -  16.12
   2006..................... 5,056    12.98 - 18.55     90,482       1.28      1.25 - 1.80    9.73 -  10.33
   2005..................... 5,650    11.83 - 16.81     93,940       0.28      1.25 - 1.80   14.86 -  15.49
   2004..................... 5,563    10.30 - 14.55     82,371       0.32      1.25 - 1.80   13.42 -  14.04

   VIP Equity-Income
   2008..................... 1,976     8.12 -  9.37     22,743       2.22      1.25 - 1.80  -43.68 - -43.37
   2007..................... 2,639    14.43 - 16.54     53,256       1.68      1.25 - 1.80   -0.29 -   0.26
   2006..................... 3,284    14.47 - 16.50     66,863       3.26      1.25 - 1.80   18.06 -  18.70
   2005..................... 3,908    12.26 - 13.90     68,010       1.68      1.25 - 1.80    3.98 -   4.55
   2004..................... 4,609    11.79 - 13.29     78,276       1.54      1.25 - 1.80    9.54 -  10.14

   VIP Growth
   2008..................... 2,282     4.36 -  7.52     17,121       0.78      1.25 - 1.80  -48.11 - -47.83
   2007..................... 2,650     8.39 - 14.42     38,988       0.84      1.25 - 1.80   24.69 -  25.38
   2006..................... 3,053     6.73 - 11.50     37,182       0.41      1.25 - 1.80    4.95 -   5.53
   2005..................... 3,680     6.41 - 10.90     43,527       0.51      1.25 - 1.80    3.92 -   4.49
   2004..................... 4,353     6.17 - 10.43     50,937       0.27      1.25 - 1.80    1.53 -   2.09

   VIP Index 500
   2008..................... 3,671     6.12 -  8.57     27,557       1.97      1.25 - 1.80  -38.12 - -37.78
   2007..................... 4,599     9.90 - 13.78     56,360       3.62      1.25 - 1.80    3.55 -   4.12
   2006..................... 5,382     9.56 - 13.23     64,225       1.77      1.25 - 1.80   13.67 -  14.30
   2005..................... 6,386     8.41 - 11.58     67,773       1.81      1.25 - 1.80    2.96 -   3.53
   2004..................... 7,332     8.17 - 11.18     76,112       1.28      1.25 - 1.80    8.64 -   9.24

   VIP Money Market
   2008..................... 4,923    11.24 - 12.70     61,459       3.04      1.25 - 1.80    1.19 -   1.75
   2007..................... 3,775    11.11 - 12.49     46,880       4.95      1.25 - 1.80    3.33 -   3.91
   2006..................... 3,845    10.75 - 12.02     45,939       4.76      1.25 - 1.80    3.02 -   3.58
   2005..................... 3,979    10.43 - 11.60     46,171       3.05      1.25 - 1.80    1.20 -   1.76
   2004..................... 4,252    10.31 - 11.40     48,867       1.22      1.25 - 1.80   -0.60 -  -0.05

   VIP Overseas
   2008..................... 1,326     6.94 - 10.14     12,213       2.55      1.25 - 1.80  -44.81 - -44.50
   2007..................... 1,474    12.57 - 18.27     25,100       3.33      1.25 - 1.80   15.21 -  15.85
   2006..................... 1,693    10.91 - 15.77     25,209       0.86      1.25 - 1.80   15.98 -  16.62
   2005..................... 1,685     9.41 - 13.53     22,304       0.61      1.25 - 1.80   16.93 -  17.57
   2004..................... 1,686     8.04 - 11.50     19,549       1.06      1.25 - 1.80   11.61 -  12.22

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                       At December 31,                 For the year ended December 31,
                             ----------------------------------- ------------------------------------------
                                      Accumulation
                             Units     Unit Value     Net Assets  Investment     Expense         Total
                             (000s) Lowest to Highest   (000s)   Income Ratio*   Ratio**       Return***
                             ------ ----------------- ---------- ------------- -----------  ---------------
Investments in the Fidelity
  Variable Insurance
  Products Fund (Service
  Class 2) Sub-Accounts:
   VIP Asset Manager (Service Class 2)
   2008.....................   482   $ 8.34 -  8.81    $ 4,201       2.47%     1.35 - 2.45% -30.65 - -29.87%
   2007.....................   541    12.02 - 12.56      6,731       5.68      1.35 - 2.45   12.34 -  13.61
   2006.....................   566    10.70 - 11.06      6,207       2.34      1.35 - 2.45    4.52 -   5.69
   2005.....................   476    10.24 - 10.46      4,954       1.93      1.35 - 2.45    1.25 -   2.38
   2004 (ab)................   270    10.11 - 10.22      2,756       0.00      1.35 - 2.45    1.13 -   2.17

   VIP Contrafund (Service Class 2)
   2008..................... 2,526     8.99 -  9.43     23,562       0.76      1.35 - 2.30  -44.01 - -43.47
   2007..................... 2,858    16.05 - 16.67     47,225       0.73      1.35 - 2.30   14.59 -  15.71
   2006..................... 3,163    14.01 - 14.41     45,256       1.07      1.35 - 2.30    8.88 -   9.93
   2005..................... 1,984    12.87 - 13.11     25,877       0.06      1.35 - 2.30   13.97 -  15.08
   2004 (ab)................   510    11.29 - 11.39      5,790       0.00      1.35 - 2.30   12.90 -  13.89

   VIP Equity-Income (Service Class 2)
   2008..................... 2,717     7.12 -  7.53     20,324       2.17      1.35 - 2.45  -44.22 - -43.59
   2007..................... 3,047    12.77 - 13.34     40,490       1.58      1.35 - 2.45   -1.22 -  -0.10
   2006..................... 3,348    12.93 - 13.66     44,632       2.91      1.35 - 2.45   17.00 -  18.31
   2005..................... 2,630    11.05 - 11.54     29,743       1.22      1.35 - 2.45    2.99 -   4.15
   2004..................... 1,791    10.73 - 11.08     19,558       0.82      1.35 - 2.45    7.30 -   9.73

   VIP Growth (Service Class 2)
   2008..................... 1,305     6.65 -  6.97     10,105       0.57      1.35 - 2.30  -48.52 - -48.02
   2007..................... 1,462    12.91 - 13.41     21,854       0.39      1.35 - 2.30   23.73 -  24.94
   2006..................... 1,587    10.44 - 13.87     19,082       0.16      1.35 - 2.30    4.13 -   5.14
   2005..................... 1,633    10.02 - 13.19     19,097       0.25      1.35 - 2.30    3.08 -   4.08
   2004..................... 1,309     9.72 - 12.68     15,221       0.07      1.35 - 2.30   -2.77 -   1.73

   VIP Index 500 (Service Class 2)
   2008..................... 3,369     7.69 -  8.06     26,884       1.91      1.35 - 2.30  -38.61 - -38.01
   2007..................... 3,610    12.52 - 13.00     46,550       3.22      1.35 - 2.30    2.75 -   3.75
   2006..................... 3,969    12.18 - 12.53     49,418       1.34      1.35 - 2.30    12.79 - 13.88
   2005..................... 3,054    10.80 - 11.00     33,451       0.95      1.35 - 2.30    2.16 -   3.15
   2004 (ab)................ 1,158    10.57 - 10.67     12,331       0.00      1.35 - 2.30    5.75 -   6.68

   VIP Investment Grade Bond (Service Class 2)
   2008..................... 3,789     9.84 - 10.32     40,204       4.58      1.35 - 2.30   -5.68 -  -4.76
   2007..................... 4,894    10.43 - 10.83     54,745       3.95      1.35 - 2.30    1.68 -   2.67
   2006..................... 4,751    10.26 - 10.55     52,012       3.47      1.35 - 2.30    1.75 -   2.73
   2005..................... 3,930    10.08 - 10.27     42,498       3.12      1.35 - 2.30   -0.44 -   0.52
   2004..................... 2,930    10.13 - 11.73     32,485       3.09      1.35 - 2.30    1.26 -   2.78

--------
(ab)For the period beginning February 2, 2004 and ended December 31, 2004

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                       At December 31,                 For the year ended December 31,
                             ----------------------------------- ------------------------------------------
                                      Accumulation
                             Units     Unit Value     Net Assets  Investment     Expense         Total
                             (000s) Lowest to Highest   (000s)   Income Ratio*   Ratio**       Return***
                             ------ ----------------- ---------- ------------- -----------  ---------------
Investments in the Fidelity
  Variable Insurance
  Products Fund (Service
  Class 2) Sub-Accounts
  (continued):
   VIP Money Market (Service Class 2)
   2008..................... 5,383   $10.36 - 10.95    $58,300       2.77%     1.35 - 2.45%   0.25 -   1.38%
   2007..................... 5,221    10.33 - 10.80     55,847       4.94      1.35 - 2.45    2.37 -   3.53
   2006..................... 5,497    10.09 - 10.43     56,927       4.84      1.35 - 2.45    2.07 -   3.21
   2005..................... 3,564     9.89 - 10.10     35,844       2.86      1.35 - 2.45    0.27 -   1.39
   2004 (ab)................ 1,523     9.86 -  9.97     15,140       0.77      1.35 - 2.45   -1.36 -  -0.35

   VIP Overseas (Service Class 2)
   2008..................... 2,521     8.99 -  9.50     23,963       2.39      1.35 - 2.45  -45.34 - -44.72
   2007..................... 2,661    16.45 - 17.18     45,858       2.99      1.35 - 2.45   14.17 -  15.46
   2006..................... 2,713    14.41 - 14.88     40,588       0.50      1.35 - 2.45   14.90 -  16.19
   2005..................... 1,374    12.54 - 13.57     17,935       0.33      1.35 - 2.45   15.88 -  17.18
   2004.....................   677    10.82 - 11.58      7,703       0.48      1.35 - 2.45    8.20 -  11.78

Investments in the Goldman
  Sachs Variable Insurance
  Trust Sub-Accounts:
   VIT Strategic International Equity
   2008.....................   257     7.30 -  7.43      1,897       2.39      1.40 - 1.60  -46.33 - -46.23
   2007.....................   378    13.60 - 13.82      5,196       1.30      1.40 - 1.60    5.21 -   5.42
   2006.....................   425    12.92 - 13.11      5,542       1.58      1.40 - 1.60   20.17 -  20.41
   2005.....................   466    10.75 - 10.89      5,059       0.33      1.40 - 1.60   11.90 -  12.13
   2004.....................   435     9.61 -  9.71      4,204       1.13      1.40 - 1.60   11.68 -  11.91

   VIT Structured Small Cap Equity
   2008.....................   135    10.64 - 10.83      1,456       0.61      1.40 - 1.60  -34.89 - -34.76
   2007.....................   175    16.34 - 16.61      2,885       0.35      1.40 - 1.60  -18.04 - -17.88
   2006.....................   206    19.93 - 20.22      4,138       0.63      1.40 - 1.60   10.49 -  10.71
   2005.....................   235    18.04 - 18.26      4,280       0.20      1.40 - 1.60    4.39 -   4.60
   2004.....................   335    17.28 - 17.46      5,828       0.20      1.40 - 1.60   14.48 -  14.71

Investments in the J.P.
  Morgan Series Trust II
  Sub-Accounts:
   Small Company
   2008.....................   170    10.22 - 10.41      1,762       0.21      1.40 - 1.60  -33.07 - -32.93
   2007.....................   228    15.27 - 15.52      3,525       0.01      1.40 - 1.60   -7.18 -  -6.99
   2006.....................   264    16.45 - 16.69      4,395       0.00      1.40 - 1.60   13.19 -  13.41
   2005.....................   344    14.54 - 14.72      5,036       0.00      1.40 - 1.60    1.78 -   1.98
   2004.....................   412    14.28 - 14.43      5,923       0.00      1.40 - 1.60   25.15 -  25.40

--------
(ab)For the period beginning February 2, 2004 and ended December 31, 2004

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                    At December 31,                 For the year ended December 31,
                          ----------------------------------- ------------------------------------------
                                   Accumulation
                          Units     Unit Value     Net Assets  Investment     Expense         Total
                          (000s) Lowest to Highest   (000s)   Income Ratio*   Ratio**       Return***
                          ------ ----------------- ---------- ------------- -----------  ---------------
Investments in the Janus
  Aspen Series
  Sub-Accounts:
   Balanced
   2008.................. 2,015   $10.22 - 15.68    $31,673       2.61%     1.25 - 1.80% -17.34 - -16.88%
   2007.................. 2,514    12.36 - 18.86     48,451       2.51      1.25 - 1.80    8.55 -   9.16
   2006.................. 3,149    11.39 - 17.28     56,236       2.05      1.25 - 1.80    8.75 -   9.35
   2005.................. 3,776    10.47 - 15.81     63,190       2.17      1.25 - 1.80    6.03 -   6.61
   2004.................. 4,454     9.88 - 14.82     71,733       2.18      1.25 - 1.80    6.59 -   7.18

   Flexible Bond
   2008.................. 1,076    14.31 - 15.51     16,770       4.31      1.25 - 1.80    4.13 -   4.71
   2007.................. 1,274    13.74 - 14.82     19,089       4.67      1.25 - 1.80    5.12 -   5.70
   2006.................. 1,351    13.07 - 14.02     19,349       4.63      1.25 - 1.80    2.36 -   2.93
   2005.................. 1,632    12.77 - 13.62     23,311       5.35      1.25 - 1.80    0.19 -   0.74
   2004.................. 1,891    12.74 - 13.52     27,294       5.63      1.25 - 1.80    2.11 -   2.68

   Forty Portfolio
   2008..................   414     9.85 - 10.19      4,181       0.15      1.35 - 2.05  -45.30 - -44.91
   2007..................   397    18.01 - 18.49      7,296       0.31      1.35 - 2.05   34.17 -  35.13
   2006..................   517    13.43 - 13.68      7,041       0.34      1.35 - 2.05    7.11 -   7.87
   2005..................   540    12.53 - 12.68      6,835       0.21      1.35 - 2.05   10.54 -  11.33
   2004 (aa).............   506    11.34 - 11.39      5,759       0.47      1.35 - 2.05   13.39 -  13.93

   Large Cap Growth
   2008.................. 1,561     4.42 -  7.90     13,798       0.75      1.25 - 1.80  -40.80 - -40.47
   2007.................. 1,833     7.47 - 13.27     27,377       0.70      1.25 - 1.80   13.03 -  32.70
   2006.................. 2,279     6.61 - 11.68     30,124       0.46      1.25 - 1.80    9.40 -  10.00
   2005.................. 2,815     6.04 - 10.61     34,630       0.31      1.25 - 1.80    2.43 -   3.00
   2004.................. 3,471     5.90 - 10.31     42,700       0.13      1.25 - 1.80    2.65 -   3.22

   Mid Cap Growth
   2008.................. 1,599     3.59 - 10.38     14,801       0.26      1.25 - 1.80  -44.73 - -44.42
   2007.................. 1,821     6.50 - 18.68     30,610       0.22      1.25 - 1.80   19.85 -  20.52
   2006.................. 1,861     5.42 - 15.50     27,114       0.00      1.25 - 1.80   11.59 -  12.20
   2005.................. 2,132     4.86 - 13.81     29,155       0.00      1.25 - 1.80   10.31 -  10.92
   2004.................. 2,547     4.41 - 12.45     33,097       0.00      1.25 - 1.80   18.59 -  19.25

--------
(aa)For the period beginning April 30, 2004 and ended December 31, 2004

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                    At December 31,                 For the year ended December 31,
                          ----------------------------------- ------------------------------------------
                                   Accumulation
                          Units     Unit Value     Net Assets  Investment     Expense         Total
                          (000s) Lowest to Highest   (000s)   Income Ratio*   Ratio**       Return***
                          ------ ----------------- ---------- ------------- -----------  ---------------
Investments in the Janus
  Aspen Series
  Sub-Accounts
  (continued):
   Worldwide Growth
   2008.................. 1,562   $ 4.04 -  7.45    $13,547       1.16%     1.25 - 1.80% -45.65 - -45.35%
   2007.................. 1,912     7.43 - 13.63     30,456       0.75      1.25 - 1.80    7.66 -   8.26
   2006.................. 2,394     6.90 - 12.59     35,678       1.67      1.25 - 1.80   16.10 -  16.74
   2005.................. 3,021     5.95 - 10.79     39,276       1.27      1.25 - 1.80    3.98 -   4.55
   2004.................. 3,764     5.72 - 10.32     48,443       0.94      1.25 - 1.80    2.91 -   3.48

Investments in the Janus
  Aspen Series (Service
  Shares) Sub-Accounts:
   Balanced (Service Shares)
   2008..................   748    10.56 - 11.07      8,198       2.38      1.35 - 2.30  -17.99 - -17.19
   2007..................   928    12.88 - 13.37     12,314       2.30      1.35 - 2.30    7.74 -   8.79
   2006.................. 1,013    11.95 - 12.29     12,371       2.16      1.35 - 2.30    7.88 -   8.93
   2005..................   701    11.08 - 11.28      7,877       2.46      1.35 - 2.30    5.19 -   6.21
   2004 (ab).............   266    10.53 - 10.62      2,824       3.14      1.35 - 2.30    5.32 -   6.25

   Foreign Stock (Service Shares)
   2008 (f)(s)...........    --       NA - NA            --       0.00        --  -  --       NA - NA
   2007..................   952    15.52 - 17.06     15,852       1.50      1.25 - 2.30    15.52 - 16.78
   2006..................   947    13.43 - 14.60     13,592       1.60      1.25 - 2.30    15.35 - 16.60
   2005..................   905    11.64 - 12.53     11,289       0.87      1.25 - 2.30     3.80 -  4.92
   2004..................   775    11.22 - 11.94      9,329       0.32      1.25 - 2.30    12.18 - 16.75

   Forty Portfolio (Service Shares)
   2008..................   515     9.70 - 10.17      5,182       0.01      1.35 - 2.30  -45.59 - -45.06
   2007..................   500    17.83 - 18.51      9,180       0.18      1.35 - 2.30   33.48 -  34.78
   2006..................   454    13.35 - 13.74      6,207       0.17      1.35 - 2.30    6.61 -   7.65
   2005..................   294    12.53 - 12.76      3,728       0.01      1.35 - 2.30    9.98 -  11.04
   2004 (ab).............    80    11.39 - 11.49        920       0.05      1.35 - 2.30   13.90 -  14.91

   INTECH Risk-Managed Core Portfolio (Service Shares)
   2008..................   382     8.51 -  8.93      3,374       0.66      1.35 - 2.30  -37.71 - -37.10
   2007..................   442    13.67 - 14.19      6,217       0.47      1.35 - 2.30    3.68 -   4.69
   2006..................   513    13.18 - 13.56      6,913       0.13      1.35 - 2.30    8.23 -   9.28
   2005..................   428    12.18 - 12.41      5,282       9.13      1.35 - 2.30    8.37 -   9.42
   2004 (ab).............   140    11.24 - 11.34      1,582       0.52      1.35 - 2.30   12.39 -  13.39

--------
(f)For the period beginning January 1, 2008 and ended April 29, 2008
(s)On April 30, 2008 Foreign Stock (Service Shares) merged into International Growth (Service Shares)
(ab)For the period beginning February 2, 2004 and ended December 31, 2004

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                     At December 31,                 For the year ended December 31,
                           ----------------------------------- ------------------------------------------
                                    Accumulation
                           Units     Unit Value     Net Assets  Investment     Expense         Total
                           (000s) Lowest to Highest   (000s)   Income Ratio*   Ratio**       Return***
                           ------ ----------------- ---------- ------------- -----------  ---------------
Investments in the Janus
  Aspen Series (Service
  Shares) Sub-Accounts
  (continued):
   International Growth (Service Shares)
   2008 (g)(s)............   783   $ 6.75 -  7.49    $ 5,721       5.17%     1.25 - 2.30%   0.00 -   0.00%

   Mid Cap Value (Service Shares)
   2008................... 1,516     9.98 - 10.47     15,708       0.40      1.35 - 2.30  -29.56 - -28.87
   2007................... 1,769    14.17 - 14.72     25,818       3.18      1.35 - 2.30    4.69 -   5.72
   2006................... 1,864    13.54 - 13.92     25,797       2.94      1.35 - 2.30   12.43 -  13.52
   2005................... 1,278    12.04 - 12.27     15,611       5.90      1.35 - 2.30    7.48 -   8.52
   2004 (ab)..............   339    11.20 - 11.30      3,825       0.90      1.35 - 2.30   12.04 -  13.03

   Small Company Value (Service Shares)
   2008...................   510     7.45 -  7.72      3,908       0.00      1.35 - 2.30  -37.39 - -36.78
   2007...................   574    11.91 - 12.22      6,978       1.13      1.35 - 2.30   -8.28 -  -7.39
   2006...................   552    12.98 - 13.19      7,256       0.00      1.35 - 2.30   20.23 -  29.82
   2005 (ad)..............   189    10.91 - 10.97      2,067       0.00      1.35 - 2.20    9.10 -   9.74

   Worldwide Growth (Service Shares)
   2008...................   196     6.00 -  6.32      1,296       0.95      1.35 - 2.05  -45.94 - -45.55
   2007...................   267    11.10 - 11.61      3,265       0.57      1.35 - 2.05    7.11 -   7.88
   2006...................   279    10.36 - 10.76      3,141       1.56      1.35 - 2.05   15.53 -  16.35
   2005...................   295     8.97 -  9.25      2,852       1.17      1.35 - 2.05    3.41 -   4.15
   2004...................   305     8.67 -  8.88      2,827       0.94      1.35 - 2.05    2.38 -   3.12

Investments in the Lazard
  Retirement Series, Inc.
  Sub-Accounts:
   Emerging Markets Equity
   2008...................   278    21.05 - 22.19      5,559       2.13      1.35 - 2.05  -49.78 - -49.42
   2007...................   351    41.92 - 43.87     13,887       1.13      1.35 - 2.05   30.56 -  31.50
   2006...................   416    32.11 - 33.36     12,546       0.49      1.35 - 2.05   27.29 -  28.20
   2005...................   465    25.22 - 26.02     10,945       0.31      1.35 - 2.05   37.90 -  38.88
   2004...................   347    18.29 - 18.74      5,879       0.64      1.35 - 2.05   27.91 -  28.83

   International Equity
   2008...................   156     8.34 -  8.49      1,317       1.09      1.40 - 1.60  -38.02 - -37.89
   2007...................   207    13.45 - 13.67      2,812       2.46      1.40 - 1.60    9.02 -   9.24
   2006...................   231    12.34 - 12.52      2,871       1.05      1.40 - 1.60   20.59 -  20.83
   2005...................   221    10.23 - 10.36      2,281       0.90      1.40 - 1.60    8.90 -   9.11
   2004...................   234     9.40 -  9.49      2,213       0.52      1.40 - 1.60   13.16 -  13.38

--------
(g)For the period beginning April 30, 2008 and ended December 31, 2008
(s)On April 30, 2008 Foreign Stock (Service Shares) merged into International Growth (Service Shares)
(ad)For the period beginning April 29, 2005 and ended December 31, 2005
(ab)For the period beginning February 2, 2004 and ended December 31, 2004

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                     At December 31,                 For the year ended December 31,
                           ----------------------------------- ------------------------------------------
                                    Accumulation
                           Units     Unit Value     Net Assets  Investment     Expense         Total
                           (000s) Lowest to Highest   (000s)   Income Ratio*   Ratio**       Return***
                           ------ ----------------- ---------- ------------- -----------  ---------------
Investments in the Legg
  Mason Partners Variable
  Income Trust
  Sub-Accounts:
   Legg Mason Variable All Cap Portfolio I
   2007 (t)(u)............    --      NA - NA        $    --        0.29%     --  -  -- %     NA - NA
   2006...................   656   $12.01 - 12.55     10,497        1.22     1.35 - 2.15   15.58 -  16.52%
   2005...................   863    10.39 - 10.77     11,681        0.83     1.35 - 2.15    1.82 -   2.65
   2004...................   930    10.21 - 10.49     12,327        0.56     1.35 - 2.15    5.98 -   6.85
   2003...................   861     9.63 -  9.82     10,749        0.27     1.35 - 2.15   -3.69 -  37.16

   Legg Mason Variable All Cap Portfolio II
   2007 (v)(u)............    --      NA - NA             --        0.04       --  -  --      NA - NA
   2006...................   217    11.94 - 12.28      2,641        1.23     1.35 - 2.30   15.17 -  16.29
   2005...................   156    10.37 - 10.56      1,642        0.79     1.35 - 2.30    1.34 -   2.32
   2004 (ab)..............    82    10.23 - 10.32        845        0.34     1.35 - 2.30    2.34 -   3.24

   Legg Mason Variable Fundamental Value Portfolio
   2008...................   968     5.85 -  5.95      5,745        1.61     1.35 - 2.30  -38.04 - -37.43
   2007 (t)(v)(w)......... 1,198     9.45 -  9.51     11,379        2.53     1.35 - 2.30   -5.54 -  -4.91

   Legg Mason Variable Global High Yield Bond II
   2008................... 2,077     7.73 -  8.10     16,664        9.73     1.35 - 2.30  -32.48 - -31.82
   2007................... 2,484    11.44 - 11.89     29,280        6.79     1.35 - 2.30   -2.63 -  -1.68
   2006................... 2,617    11.75 - 12.09     31,430        6.63     1.35 - 2.30    7.81 -   8.86
   2005................... 1,814    10.90 - 11.10     20,052        8.28     1.35 - 2.30    1.17 -   2.15
   2004 (ab)..............   656    10.78 - 10.87      7,115       11.18     1.35 - 2.30    7.76 -   8.71

Investments in the Legg
  Mason Partners Variable
  Portfolios I, Inc
  Sub-Accounts:
   Legg Mason Variable Investors Portfolio I
   2008................... 1,070     6.09 -  8.78      8,643        1.22     1.25 - 2.30  -37.11 - -36.42
   2007 (x)(w)............ 1,326     9.68 - 13.81     16,942        1.31     1.25 - 2.30   -3.15 -   2.60
   2006................... 1,169    13.13 - 13.46     15,626        1.60     1.25 - 2.15   15.72 -  16.79
   2005................... 1,250    11.35 - 11.53     14,351        1.14     1.25 - 2.15    4.24 -   5.22
   2004 (aa).............. 1,376    10.89 - 10.95     15,049        2.81     1.25 - 2.15    8.87 -   9.54

--------
(t)On April 27, 2007 Legg Mason Variable All Cap Portfolio I merged into Legg Mason Variable Fundamental Value
(u)For the period beginning January 1, 2007 and ended April 27, 2007
(v)On April 27, 2007 Legg Mason Variable All Cap Portfolio II merged into Legg Mason Variable Fundamental Value
(w)For the period beginning May 1, 2007 and ended December 31, 2007
(x)On April 27, 2007 Legg Mason Variable Investors Portfolio II merged into Legg Mason Variable Investors Portfolio I
(aa)For the period beginning April 30, 2004 and ended December 31, 2004
(ab)For the period beginning February 2, 2004 and ended December 31, 2004

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                       At December 31,                 For the year ended December 31,
                             ----------------------------------- ------------------------------------------
                                      Accumulation
                             Units     Unit Value     Net Assets  Investment     Expense         Total
                             (000s) Lowest to Highest   (000s)   Income Ratio*   Ratio**       Return***
                             ------ ----------------- ---------- ------------- -----------  ---------------
Investments in the Legg
  Mason Partners Variable
  Portfolios I, Inc
  Sub-Accounts (continued):
   Legg Mason Variable Investors Portfolio II
   2007 (x)(u)..............    --      NA - NA        $    --       0.00%      --  -  -- %     NA - NA
   2006.....................   230   $12.30 - 12.65      2,897       1.03      1.35 - 2.30   15.05 -  16.17%
   2005.....................   209    10.69 - 10.89      2,269       0.85      1.35 - 2.30    3.51 -   4.51
   2004 (ab)................   106    10.33 - 10.42      1,107       1.72      1.35 - 2.30    3.30 -   4.21

Investments in the MFS
  Variable Insurance Trust
  Sub-Accounts:
   MFS Growth (h)
   2008.....................   684     4.09 -  8.53      4,088       0.23      1.25 - 1.80  -38.54 - -38.20
   2007.....................   626     6.65 - 13.80      6,462       0.00      1.25 - 1.80   19.00 -  19.66
   2006.....................   735     5.59 - 11.53      6,444       0.00      1.25 - 1.80    5.97 -   6.56
   2005.....................   843     5.27 - 10.82      7,070       0.00      1.25 - 1.80    7.25 -   7.84
   2004.....................   903     4.92 - 10.03      7,161       0.00      1.25 - 1.80   10.94 -  11.56

   MFS Investors Trust
   2008.....................   442     6.89 -  8.51      3,373       0.84      1.25 - 1.80  -34.28 - -33.91
   2007.....................   420    10.49 - 12.88      4,942       0.86      1.25 - 1.80    8.33 -   8.93
   2006.....................   518     9.68 - 11.82      5,677       0.50      1.25 - 1.80   10.98 -  11.59
   2005.....................   639     8.72 - 10.60      6,365       0.55      1.25 - 1.80    5.40 -   5.98
   2004.....................   712     8.28 - 10.00      6,741       0.62      1.25 - 1.80    9.37 -   9.97

   MFS New Discovery
   2008.....................   740     5.32 - 11.67      5,318       0.00      1.25 - 1.80  -40.41 - -40.08
   2007.....................   881     8.93 - 19.48     10,565       0.00      1.25 - 1.80    0.68 -   1.24
   2006.....................   984     8.87 - 19.24     11,950       0.00      1.25 - 1.80   11.20 -  11.81
   2005..................... 1,108     7.98 - 17.21     12,174       0.00      1.25 - 1.80    3.37 -   3.94
   2004..................... 1,275     7.71 - 16.56     13,851       0.00      1.25 - 1.80    4.62 -   5.20

   MFS Research
   2008.....................   221     5.68 -  8.53      1,682       0.58      1.25 - 1.80  -37.23 - -36.88
   2007.....................   280     9.05 - 13.52      3,430       0.72      1.25 - 1.80   11.17 -  11.79
   2006.....................   335     8.14 - 12.09      3,730       0.51      1.25 - 1.80    8.51 -   9.11
   2005.....................   381     7.50 - 11.09      3,910       0.51      1.25 - 1.80    5.88 -   6.46
   2004.....................   481     7.09 - 10.41      4,716       1.04      1.25 - 1.80   13.78 -  14.41

--------
(h)Previously known as MFS Emerging Growth
(x)On April 27, 2007 Legg Mason Variable Investors Portfolio II merged into Legg Mason Variable Investors Portfolio I
(u)For the period beginning January 1, 2007 and ended April 27, 2007
(ab)For the period beginning February 2, 2004 and ended December 31, 2004

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                       At December 31,                 For the year ended December 31,
                             ----------------------------------- ------------------------------------------
                                      Accumulation
                             Units     Unit Value     Net Assets  Investment     Expense         Total
                             (000s) Lowest to Highest   (000s)   Income Ratio*   Ratio**       Return***
                             ------ ----------------- ---------- ------------- -----------  ---------------
Investments in the MFS
  Variable Insurance Trust
  Sub-Accounts (continued):
   MFS Total Return
   2008..................... 1,477   $11.15 - 12.87    $17,924       3.33%     1.25 - 1.80% -23.52 - -23.10%
   2007..................... 1,996    14.58 - 16.73     31,640       2.64      1.25 - 1.80    2.35 -   2.91
   2006..................... 2,240    14.24 - 16.26     34,778       2.36      1.25 - 1.80    9.90 -  10.51
   2005..................... 2,595    12.96 - 14.71     36,627       1.98      1.25 - 1.80    0.99 -   1.55
   2004..................... 2,556    12.83 - 14.49     35,647       1.64      1.25 - 1.80    9.34 -   9.94

Investments in the MFS
  Variable Insurance Trust
  (Service Class)
  Sub-Accounts:
   MFS High Income (Service Class)
   2008.....................   737     7.82 -  8.20      5,978       9.36      1.35 - 2.30  -30.30 - -29.63
   2007.....................   894    11.22 - 11.66     10,323       7.27      1.35 - 2.30   -0.81 -   0.16
   2006.....................   950    11.31 - 11.64     10,976       7.15      1.35 - 2.30    7.47 -   8.51
   2005.....................   818    10.53 - 10.72      8,733       6.45      1.35 - 2.30   -0.29 -   0.68
   2004 (ab)................   431    10.56 - 10.65      4,584       0.73      1.35 - 2.30    5.58 -   6.52

   MFS Investor Growth Stock (Service Class)
   2008..................... 1,240     7.40 -  7.76      9,535       0.30      1.35 - 2.30  -38.43 - -37.83
   2007..................... 1,336    12.02 - 12.48     16,551       0.09      1.35 - 2.30    8.46 -   9.52
   2006..................... 1,485    11.08 - 11.40     16,829       0.00      1.35 - 2.30    4.84 -   5.86
   2005.....................   806    10.57 - 10.77      8,636       0.03      1.35 - 2.30    1.84 -   2.82
   2004 (ab)................    68    10.38 - 10.47        715       0.00      1.35 - 2.30    3.79 -   4.71

   MFS Investors Trust (Service Class)
   2008.....................   195     8.65 -  9.07      1,744       0.58      1.35 - 2.30  -34.79 - -34.16
   2007.....................   219    13.26 - 13.77      2,992       0.60      1.35 - 2.30    7.49 -   8.54
   2006.....................   232    12.34 - 12.69      2,917       0.25      1.35 - 2.30   10.11 -  11.18
   2005.....................   205    11.20 - 11.41      2,323       0.27      1.35 - 2.30    5.58 -  12.05
   2004 (ab)................    88    10.72 - 10.81        953       0.04      1.35 - 2.25    7.20 -   8.10

   MFS New Discovery (Service Class)
   2008.....................   540     6.59 -  6.91      3,690       0.00      1.35 - 2.30  -40.91 - -40.34
   2007.....................   632    11.15 - 11.18      7,247       0.00      1.35 - 2.30   -0.11 -   0.86
   2006.....................   743    11.09 - 11.16      8,453       0.00      1.35 - 2.30   10.34 -  11.41
   2005.....................   758     9.95 - 10.12      7,756       0.00      1.35 - 2.30    2.62 -   3.62
   2004.....................   754     9.60 -  9.86      7,434       0.00      1.35 - 2.30   -1.43 -   4.78

--------
(ab)For the period beginning February 2, 2004 and ended December 31, 2004

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                       At December 31,                 For the year ended December 31,
                             ----------------------------------- ------------------------------------------
                                      Accumulation
                             Units     Unit Value     Net Assets  Investment     Expense         Total
                             (000s) Lowest to Highest   (000s)   Income Ratio*   Ratio**       Return***
                             ------ ----------------- ---------- ------------- -----------  ---------------
Investments in the MFS
  Variable Insurance Trust
  (Service Class)
  Sub-Accounts (continued):
   MFS Total Return (Service Class)
   2008..................... 1,232   $ 8.94 -  9.44    $11,503       2.95%     1.35 - 2.45% -24.23 - -23.37%
   2007..................... 1,613    11.79 - 12.32     19,689       2.48      1.35 - 2.45    1.38 -   2.52
   2006..................... 1,774    11.63 - 12.02     21,178       2.16      1.35 - 2.45    8.90 -  10.12
   2005..................... 1,545    10.68 - 10.91     16,782       1.65      1.35 - 2.45    0.09 -   1.22
   2004 (ab)................   667    10.67 - 10.78      7,176       0.09      1.35 - 2.45    6.74 -   7.83

   MFS Utilities (Service Class)
   2008.....................   346    12.61 - 13.39      5,264       1.46      1.35 - 2.15  -39.15 - -38.65
   2007.....................   419    20.72 - 21.82     10,357       0.84      1.35 - 2.15   24.80 -  25.83
   2006.....................   448    16.60 - 17.34      8,829       1.66      1.35 - 2.15   28.15 -  29.20
   2005.....................   499    12.95 - 13.42      7,601       0.47      1.35 - 2.15   14.07 -  15.00
   2004.....................   360    11.36 - 11.67      4,785       1.23      1.35 - 2.15   27.06 -  28.09

   MFS Value (Service Class)
   2008.....................   485     9.37 -  9.83      4,726       1.12      1.35 - 2.30  -34.29 - -33.65
   2007.....................   574    14.26 - 14.81      8,431       0.89      1.35 - 2.30    5.11 -   6.13
   2006.....................   611    13.57 - 13.95      8,470       0.77      1.35 - 2.30   17.74 -  18.88
   2005.....................   443    11.52 - 11.74      5,181       0.56      1.35 - 2.30    4.03 -   5.03
   2004 (ab)................   154    11.08 - 11.17      1,715       0.04      1.35 - 2.30   10.77 -  11.75

Investments in the
  Oppenheimer Variable
  Account Funds (Service
  Shares ("SS"))
  Sub-Accounts:
   Oppenheimer Global Securities (SS)
   2008..................... 1,129     8.72 -  9.14     10,198       1.35      1.35 - 2.30  -41.71 - -41.14
   2007..................... 1,381    14.95 - 15.53     21,250       1.22      1.35 - 2.30    3.63 -   4.64
   2006..................... 1,510    14.43 - 14.84     22,253       0.77      1.35 - 2.30   14.67 -  15.78
   2005..................... 1,139    12.58 - 12.82     14,534       0.64      1.35 - 2.30   11.44 -  12.52
   2004 (ab)................   525    11.29 - 11.39      5,968       0.00      1.35 - 2.30   12.91 -  13.90

   Oppenheimer Main Street Small Cap Fund (SS) (i)
   2008..................... 3,084     7.86 -  9.62     26,979       0.28      1.25 - 2.30  -39.43 - -38.78
   2007..................... 3,684    12.98 - 15.72     52,951       0.18      1.25 - 2.30   -3.67 -  -2.62
   2006..................... 4,454    13.48 - 16.14     66,491       0.02      1.25 - 2.30   12.03 -  13.24
   2005..................... 3,660    12.03 - 14.26     49,090       0.00      1.25 - 2.30    7.20 -   8.36
   2004..................... 2,781    11.22 - 13.16     35,809       0.00      1.25 - 2.30   12.24 -  17.70

--------
(i)Previously known as Oppenheimer Main Street Small Cap Growth (SC)
(ab)For the period beginning February 2, 2004 and ended December 31, 2004

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                        At December 31,                 For the year ended December 31,
                              ----------------------------------- ------------------------------------------
                                       Accumulation
                              Units     Unit Value     Net Assets  Investment     Expense         Total
                              (000s) Lowest to Highest   (000s)   Income Ratio*   Ratio**       Return***
                              ------ ----------------- ---------- ------------- -----------  ---------------
Investments in the
  Oppenheimer Variable
  Account Funds (Service
  Shares ("SS"))
  Sub-Accounts (continued):
   Oppenheimer MidCap Fund (SS)
   2008......................   263   $ 6.01 -  6.22    $ 1,622       0.00%     1.35 - 2.30% -50.38 - -49.90%
   2007......................   284    12.11 - 12.42      3,503       0.00      1.35 - 2.30    3.59 -   4.60
   2006......................   311    11.69 - 11.88      3,675       0.00      1.35 - 2.30    1.32 -  16.87
   2005 (ad).................   107    11.65 - 11.72      1,248       0.00      1.35 - 2.20   16.55 -  17.23

Investments in the Panorama
  Series Fund, Inc. (Service
  Shares ("SS"))
  Sub-Accounts:
   Oppenheimer International Growth (SS)
   2008......................   189     9.59 - 10.18      1,938       0.87      1.35 - 2.15  -44.30 - -43.84
   2007......................   242    17.22 - 18.13      4,419       0.73      1.35 - 2.15   10.55 -  11.46
   2006......................   252    15.57 - 16.27      4,129       0.34      1.35 - 2.15   26.48 -  27.51
   2005......................   249    12.31 - 12.76      3,215       0.65      1.35 - 2.15   12.49 -  13.40
   2004......................   216    10.95 - 11.25      2,457       1.29      1.35 - 2.15   14.63 -  15.57

Investments in the PIMCO
  Variable Insurance Trust
  Sub-Accounts:
   Foreign Bond (US Dollar-Hedged) (j)
   2008...................... 1,902    10.19 - 11.50     21,137       3.28      1.25 - 2.30    -4.63 - -3.60
   2007...................... 2,351    10.69 - 11.93     27,086       3.35      1.25 - 2.30     1.24 -  2.34
   2006...................... 2,578    10.56 - 11.66     29,149       3.36      1.25 - 2.30    -0.15 -  0.92
   2005...................... 2,410    10.57 - 11.55     27,569       2.39      1.25 - 2.30     2.74 -  3.85
   2004...................... 1,669    10.29 - 11.12     18,967       1.95      1.25 - 2.30     2.91 -  4.25

   Money Market
   2008...................... 4,746    10.37 - 10.87     52,390       2.24      1.35 - 2.30    -0.10 -  0.87
   2007...................... 3,933    10.38 - 10.76     43,105       4.89      1.35 - 2.30     2.46 -  3.46
   2006...................... 4,244    10.13 - 10.40     45,006       4.64      1.35 - 2.30     2.22 -  3.21
   2005...................... 3,774     9.91 - 10.10     38,894       2.76      1.35 - 2.30     0.41 -  1.38
   2004...................... 3,041     9.87 -  9.94     31,127       0.94      1.35 - 2.30    -1.28 - -0.48

--------
(j)Previously known as Foreign Bond
(ad)For the period beginning April 29, 2005 and ended December 31, 2005

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                      At December 31,                 For the year ended December 31,
                            ----------------------------------- ------------------------------------------
                                     Accumulation
                            Units     Unit Value     Net Assets  Investment     Expense         Total
                            (000s) Lowest to Highest   (000s)   Income Ratio*   Ratio**       Return***
                            ------ ----------------- ---------- ------------- -----------  ---------------
Investments in the PIMCO
  Variable Insurance Trust
  Sub-Accounts
  (continued):
   PIMCO Real Return
   2008.................... 2,966   $10.12 - 10.62    $ 31,304      3.80%     1.35 - 2.30%   -9.18 - -8.30%
   2007.................... 3,017    11.15 - 11.58      34,809      4.70      1.35 - 2.30     8.12 -  9.18
   2006.................... 3,237    10.31 - 10.60      34,224      4.40      1.35 - 2.30    -1.60 - -0.65
   2005.................... 2,613    10.48 - 11.34      27,900      2.79      1.35 - 2.30    -0.26 -  0.71
   2004.................... 1,139    10.50 - 11.26      12,188      0.87      1.35 - 2.30     5.03 -  7.44

   PIMCO Total Return
   2008.................... 7,860    11.18 - 13.09     101,178      4.68      1.25 - 2.45      2.25 - 3.52
   2007.................... 8,514    10.93 - 12.64     106,014      4.75      1.25 - 2.45      6.09 - 7.41
   2006.................... 9,414    10.31 - 11.77     109,937      4.37      1.25 - 2.45      1.32 - 2.57
   2005.................... 9,045    10.17 - 11.48     105,600      3.42      1.25 - 2.45     -0.06 - 1.17
   2004.................... 8,227    10.18 - 11.34      97,339      1.90      1.25 - 2.45      1.78 - 3.58

   StocksPLUS(R) Growth and Income Portfolio
   2008....................   456     6.79 -  6.91       3,130      7.34      1.40 - 1.60  -43.54 - -43.43
   2007....................   570    12.02 - 12.22       6,927      7.72      1.40 - 1.60    5.15 -   5.36
   2006....................   662    11.43 - 11.60       7,629      4.73      1.40 - 1.60   13.08 -  13.31
   2005....................   773    10.11 - 10.24       7,878      2.29      1.40 - 1.60    1.85 -   2.05
   2004....................   818     9.93 - 10.03       8,166      1.77      1.40 - 1.60    9.05 -   9.27

Investments in the Premier
  Variable Insurance Trust
  Sub-Accounts:
   NACM Small Cap (k)
   2008....................   926     8.19 -  8.36       9,152      0.00      1.25 - 2.05  -42.83 - -42.36
   2007.................... 1,070    14.20 - 14.63      18,573      0.00      1.25 - 2.05   -1.50 -  -0.68
   2006.................... 1,301    14.30 - 14.85      22,490      0.00      1.25 - 2.05   21.55 -  22.55
   2005.................... 1,436    11.67 - 12.16      20,259      0.00      1.25 - 2.15   -1.18 -  21.64
   2004.................... 1,677    11.81 - 12.47      23,929      0.04      1.25 - 2.05   15.47 -  16.42

   OpCap Balanced
   2008.................... 1,568     7.32 -  7.70      11,924      2.41      1.25 - 2.30  -32.76 - -32.04
   2007.................... 2,010    10.89 - 11.33      22,547      1.42      1.25 - 2.30   -6.65 -  -5.63
   2006.................... 2,336    11.67 - 12.01      27,851      0.82      1.25 - 2.30    8.26 -   9.43
   2005.................... 2,523    10.78 - 10.97      27,559      0.30      1.25 - 2.30    0.38 -   1.47
   2004 (aa)............... 2,654    10.74 - 10.81      28,646      0.00      1.25 - 2.30    7.35 -   8.12

--------
(k)Previously known as OpCap Small Cap
(aa)For the period beginning April 30, 2004 and ended December 31, 2004

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                       At December 31,                 For the year ended December 31,
                             ----------------------------------- ------------------------------------------
                                      Accumulation
                             Units     Unit Value     Net Assets  Investment     Expense         Total
                             (000s) Lowest to Highest   (000s)   Income Ratio*   Ratio**       Return***
                             ------ ----------------- ---------- ------------- -----------  ---------------
Investments in the Premier
  Variable Insurance Trust
  Sub-Accounts (continued):
   OpCap Equity
   2008.....................  351    $ 8.35 -  8.51    $ 2,971        0.85%    1.40 - 1.60% -39.79 - -39.67%
   2007.....................  462     13.87 - 14.10      6,481        0.64     1.40 - 1.60    2.45 -   2.65
   2006.....................  522     13.54 - 13.74      7,140        0.45     1.40 - 1.60   13.46 -  13.68
   2005.....................  594     11.93 - 12.08      7,152        0.41     1.40 - 1.60    5.35 -   5.56
   2004.....................  581     11.33 - 11.45      6,631        0.86     1.40 - 1.60   10.15 -  10.37

   OpCap Renaissance
   2008 (l).................   --        NA - NA            --          NA     0.00 - 0.00      NA - NA
   2007.....................  465     11.73 - 12.19      5,626        0.78     1.35 - 2.30    3.87 -   4.88
   2006.....................  621     11.30 - 11.62      7,177        0.22     1.35 - 2.30    8.82 -   9.87
   2005.....................  588     10.38 - 10.58      6,197        0.00     1.35 - 2.30   -6.72 -  -5.81
   2004 (ab)................  374     11.13 - 11.23      4,189        0.00     1.35 - 2.30   11.30 -  12.29

Investments in the Putnam
  Variable Trust
  Sub-Accounts:
   VT High Yield
   2008.....................  456     10.26 - 10.81      4,838       10.44     1.35 - 2.05  -27.58 - -27.07
   2007.....................  618     14.17 - 14.82      9,018        8.22     1.35 - 2.05    0.68 -   1.40
   2006.....................  724     14.07 - 14.62     10,436        7.49     1.35 - 2.05    8.26 -   9.04
   2005.....................  720     13.00 - 13.41      9,526        7.92     1.35 - 2.05    0.99 -   1.71
   2004.....................  788     12.87 - 13.18     10,274        7.86     1.35 - 2.05    8.28 -   9.05

   VT International Growth and Income
   2008.....................  461      9.82 - 10.64      4,787        1.89     1.25 - 2.05  -47.13 - -46.69
   2007.....................  745     18.58 - 19.95     14,550        1.81     1.25 - 2.05    4.80 -   5.67
   2006.....................  731     17.73 - 18.88     13,571        0.99     1.25 - 2.05   24.62 -  25.65
   2005.....................  551     14.23 - 15.03      8,170        0.84     1.25 - 2.05   11.77 -  12.69
   2004.....................  464     12.73 - 13.33      6,120        1.11     1.25 - 2.05   18.50 -  19.48

--------
(l)For the period beginning January 1, 2008 and ended July 18, 2008
(ab)For the period beginning February 2, 2004 and ended December 31, 2004

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                    At December 31,                 For the year ended December 31,
                          ----------------------------------- ------------------------------------------
                                   Accumulation
                          Units     Unit Value     Net Assets  Investment     Expense         Total
                          (000s) Lowest to Highest   (000s)   Income Ratio*   Ratio**       Return***
                          ------ ----------------- ---------- ------------- -----------  ---------------
Investments in the
  RidgeWorth Capital
  Management, Inc Sub-
  Accounts:
   RidgeWorth International Equity
   2007 (u)..............   --        NA - NA        $   --       0.58%      --  -  -- %     NA - NA
   2006..................    9    $12.87 - 14.41        121       1.25      1.25 - 1.80   22.27 -  22.94%
   2005..................    9     10.53 - 11.72        101       2.43      1.25 - 1.80   10.95 -  11.56
   2004..................    9      9.49 - 10.51         92       1.54      1.25 - 1.80   17.22 -  17.86
   2003..................   10      8.09 -  8.91         91       0.38      1.25 - 1.80   34.87 -  35.61

   RidgeWorth Large Cap Growth Stock (m)
   2008..................  193      5.86 -  6.52      1,204       0.26      1.25 - 1.80  -41.74 - -41.42
   2007..................  221     10.05 - 11.13      2,362       0.41      1.25 - 1.80   13.21 -  13.84
   2006..................  205      8.88 -  9.77      1,924       0.31      1.25 - 1.80    8.86 -   9.45
   2005..................  234      8.16 -  8.93      2,004       0.14      1.25 - 1.80   -2.66 -  -2.13
   2004..................  259      8.38 -  9.12      2,277       0.20      1.25 - 1.80    4.85 -   5.43

   RidgeWorth Large Cap Value Equity (n)
   2008..................  196      8.78 - 10.44      1,806       2.09      1.25 - 1.80  -33.99 - -33.62
   2007..................  261     13.23 - 15.81      3,632       1.74      1.25 - 1.80    1.70 -   2.26
   2006..................  426     12.94 - 15.55      5,822       1.37      1.25 - 1.80   20.28 -  20.95
   2005..................  313     10.70 - 12.92      3,562       1.44      1.25 - 1.80    1.90 -   2.46
   2004..................  533     10.44 - 12.68      5,826       1.38      1.25 - 1.80   13.24 -  13.86

Investments in the Rydex
  Variable Trust
  Sub-Accounts:
   Rydex Nasdaq 100 Strategy Fund (o)
   2008..................  236      6.02 -  6.34      1,048       0.15      1.35 - 2.05  -43.11 - -42.70
   2007..................  299     10.58 - 11.07      2,280       0.07      1.35 - 2.05   15.40 -  16.22
   2006..................  380      9.17 -  9.53      2,555       0.00      1.35 - 2.05    3.61 -   4.35
   2005..................  419      8.81 -  9.13      2,766       0.00      1.35 - 2.15   -1.06 -  -0.25
   2004..................  524      8.90 -  9.15      3,473       0.00      1.35 - 2.15    7.00 -   7.87

   Rydex Sector Rotation
   2008..................  294      8.82 -  9.25      2,746       0.00      1.35 - 2.30  -42.10 - -41.54
   2007..................  318     15.23 - 15.82      5,104       0.00      1.35 - 2.30   19.91 -  21.08
   2006..................  334     12.70 - 16.79      4,426       0.00      1.35 - 2.30    8.83 -   9.89
   2005..................  199     11.67 - 15.28      2,426       0.00      1.35 - 2.30   11.10 -  12.18
   2004..................   61     10.51 - 10.60        682       0.00      1.35 - 2.30    5.06 -   5.99

--------
(m)Previously known as STI Classic Large Cap Growth Stock Fund
(n)Previously known as STI Classic Large Cap Value Equity Fund
(o)Previously known as Rydex OTC
(u)For the period beginning January 1, 2007 and ended April 27, 2007

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                       At December 31,                 For the year ended December 31,
                             ----------------------------------- ------------------------------------------
                                      Accumulation
                             Units     Unit Value     Net Assets  Investment     Expense         Total
                             (000s) Lowest to Highest   (000s)   Income Ratio*   Ratio**       Return***
                             ------ ----------------- ---------- ------------- -----------  ---------------
Investments in the T. Rowe
  Price Equity Series, Inc.
  Sub-Accounts:
   T. Rowe Price Equity Income
   2008..................... 1,593   $10.34 - 11.57    $17,464       2.30%     1.25 - 1.80% -37.25 - -36.90%
   2007..................... 1,968    16.48 - 18.34     34,439       1.75      1.25 - 1.80    1.41 -   1.97
   2006..................... 2,389    16.25 - 17.98     41,230       1.51      1.25 - 1.80   16.85 -  17.50
   2005..................... 2,832    13.91 - 15.31     41,729       1.58      1.25 - 1.80    2.07 -   2.63
   2004..................... 2,869    13.63 - 14.91     41,370       1.63      1.25 - 1.80   12.87 -  13.49

   T. Rowe Price Mid-Cap Growth
   2008..................... 1,019     9.64 - 14.93     11,981       0.00      1.25 - 1.80  -40.83 - -40.51
   2007..................... 1,234    16.29 - 25.10     24,773       0.21      1.25 - 1.80   15.41 -  16.05
   2006..................... 1,495    14.11 - 21.63     26,601       0.00      1.25 - 1.80    4.74 -   5.32
   2005..................... 1,842    13.48 - 20.53     31,758       0.00      1.25 - 1.80   12.70 -  13.32
   2004..................... 2,104    11.96 - 18.12     32,416       0.00      1.25 - 1.80   16.23 -  16.87

   T. Rowe Price New America Growth
   2008.....................   370     5.82 -  7.46      2,473       0.00      1.25 - 1.80  -39.35 - -39.01
   2007.....................   453     9.59 - 12.23      5,061       0.00      1.25 - 1.80   11.74 -  12.36
   2006.....................   524     8.58 - 10.89      5,238       0.05      1.25 - 1.80    5.42 -   6.00
   2005.....................   541     8.14 - 10.27      5,162       0.00      1.25 - 1.80    2.61 -   3.18
   2004.....................   469     7.93 -  9.95      4,315       0.06      1.25 - 1.80    8.91 -   9.51

Investments in the T. Rowe
  Price Equity Series,
  Inc.--II Sub-Accounts:
   T. Rowe Price Blue Chip Growth II
   2008..................... 2,585     7.06 -  7.40     18,947       0.10      1.35 - 2.30  -43.97 - -43.43
   2007..................... 2,647    12.60 - 13.08     34,352       0.09      1.35 - 2.30    9.89 -  10.96
   2006..................... 2,876    11.46 - 11.79     33,703       0.25      1.35 - 2.30    6.82 -   7.86
   2005..................... 1,632    10.73 - 10.93     17,761       0.16      1.35 - 2.30    3.22 -   4.22
   2004 (ab)................   325    10.40 - 10.49      3,405       0.80      1.35 - 2.30    3.98 -   4.90

   T. Rowe Price Equity Income II
   2008..................... 3,770     8.04 -  8.50     31,713       2.11      1.35 - 2.45  -37.83 - -37.13
   2007..................... 4,327    12.94 - 13.52     58,005       1.51      1.35 - 2.45    0.49 -   1.63
   2006..................... 4,684    12.87 - 13.30     61,899       1.44      1.35 - 2.45   15.75 -  17.05
   2005..................... 3,545    11.12 - 11.36     40,096       1.45      1.35 - 2.45    1.16 -   2.30
   2004 (ab)................ 1,161    10.99 - 11.11     12,863       1.25      1.35 - 2.45    9.93 -  11.06

--------
(ab)For the period beginning February 2, 2004 and ended December 31, 2004

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                         At December 31,                 For the year ended December 31,
                               ----------------------------------- ------------------------------------------
                                        Accumulation
                               Units     Unit Value     Net Assets  Investment     Expense         Total
                               (000s) Lowest to Highest   (000s)   Income Ratio*   Ratio**       Return***
                               ------ ----------------- ---------- ------------- -----------  ---------------
Investments in the T. Rowe
  Price International Series,
  Inc Sub-Accounts:
   T. Rowe Price International Stock
   2008.......................   587   $ 5.60 -  7.88    $ 3,961       1.83%     1.25 - 1.80% -49.62 - -49.34%
   2007.......................   756    11.11 - 15.55     10,102       1.40      1.25 - 1.80   11.01 -  11.62
   2006.......................   823    10.01 - 13.93     10,001       1.18      1.25 - 1.80   16.97 -  17.62
   2005.......................   823     8.55 - 11.85      8,694       1.60      1.25 - 1.80   13.97 -  14.60
   2004.......................   783     7.51 - 10.34      7,284       1.26      1.25 - 1.80   11.74 -  12.36

Investments in the The
  Universal Institutional
  Funds, Inc. Sub-
  Accounts:
   Van Kampen UIF Capital Growth (p)
   2008....................... 1,486     7.33 -  7.62     11,248       0.21      1.35 - 2.15  -50.28 - -49.87
   2007....................... 1,881    14.75 - 15.20     28,434       0.00      1.35 - 2.15   19.27 -  20.25
   2006....................... 2,216    12.37 - 12.64     27,891       0.00      1.35 - 2.15    1.87 -   2.70
   2005....................... 2,512    12.14 - 12.31     30,838       0.46      1.35 - 2.15   13.23 -  14.15
   2004 (ab).................. 2,825    10.72 - 10.78     30,428       0.34      1.35 - 2.15    7.22 -   7.81

   Van Kampen UIF High Yield
   2008.......................   402     9.14 -  9.70      3,622       9.63      1.35 - 2.15  -24.52 - -23.90
   2007.......................   498    12.10 - 12.75      5,911       8.62      1.35 - 2.15    1.76 -   2.60
   2006.......................   563    11.89 - 12.43      6,518       7.66      1.35 - 2.15    6.29 -   7.16
   2005.......................   694    11.19 - 11.60      7,535       7.88      1.35 - 2.15   -1.11 -  -0.30
   2004.......................   812    11.32 - 11.63      8,803       6.00      1.35 - 2.15    7.13 -   8.01

   Van Kampen UIF Mid Cap Growth
   2008.......................   368     7.79 -  7.93      2,902       0.88      1.40 - 1.60  -47.61 - -47.51
   2007.......................   504    14.87 - 15.11      7,572       0.00      1.40 - 1.60   20.71 -  20.95
   2006.......................   610    12.32 - 12.50      7,587       0.00      1.40 - 1.60    7.54 -   7.76
   2005.......................   704    11.45 - 11.60      8,130       0.00      1.40 - 1.60   15.71 -  15.94
   2004.......................   719     9.90 - 10.00      7,161       0.00      1.40 - 1.60   19.67 -  19.91

   Van Kampen UIF U.S. Mid Cap Value
   2008....................... 2,015     8.86 -  9.25     19,856       0.86      1.25 - 2.15  -42.55 - -42.02
   2007....................... 2,600    15.43 - 15.96     44,378       0.68      1.25 - 2.15    5.51 -   6.50
   2006....................... 3,168    14.62 - 14.98     50,764       0.27      1.25 - 2.15   18.11 -  19.20
   2005....................... 3,358    12.38 - 12.57     45,488       0.33      1.25 - 2.15    9.90 -  10.92
   2004....................... 3,402    11.26 - 11.33     41,777       0.04      1.25 - 2.15   12.63 -  13.33

--------
(p)Previously known as Van Kampen UIF Equity Growth
(ab)For the period beginning February 2, 2004 and ended December 31, 2004

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                      At December 31,                 For the year ended December 31,
                            ----------------------------------- ------------------------------------------
                                     Accumulation
                            Units     Unit Value     Net Assets  Investment     Expense         Total
                            (000s) Lowest to Highest   (000s)   Income Ratio*   Ratio**       Return***
                            ------ ----------------- ---------- ------------- -----------  ---------------
Investments in the The
  Universal Institutional
  Funds, Inc. (Class II)
  Sub-Accounts:
   Van Kampen UIF Capital Growth (Class II) (q)
   2008....................   250   $ 6.94 -  7.26    $ 1,799       0.00%     1.35 - 2.25% -50.49 - -50.03%
   2007....................   273    14.03 - 14.54      3,937       0.00      1.35 - 2.25   18.91 -  20.01
   2006....................   335    11.80 - 12.11      4,029       0.00      1.35 - 2.25    1.48 -   2.41
   2005....................   260    11.62 - 11.83      3,064       0.41      1.35 - 2.25   12.89 -  13.92
   2004 (ab)...............   108    10.30 - 10.38      1,121       0.04      1.35 - 2.25    2.97 -   3.83

   Van Kampen UIF U.S. Real Estate (Class II)
   2008.................... 1,751     9.56 - 10.03     17,569       2.82      1.35 - 2.30  -39.49 - -38.89
   2007.................... 2,062    15.80 - 16.41     33,940       0.95      1.35 - 2.30  -19.19 - -18.40
   2006.................... 2,559    19.55 - 20.11     51,817       0.95      1.35 - 2.30   34.51 -  35.82
   2005.................... 1,987    14.53 - 14.80     29,818       1.17      1.35 - 2.30   14.07 -  15.18
   2004.................... 1,023    12.74 - 17.16     13,559       0.77      1.35 - 2.30   27.40 -  34.24

Investments in the Van Eck
  Worldwide Insurance
  Trust Sub-Accounts:
   Van Eck Worldwide Absolute Return
   2008....................   243     8.82 -  9.25      2,223       0.13      1.35 - 2.30  -15.10 - -14.27
   2007....................   217    10.39 - 10.79      2,317       0.75      1.35 - 2.30    1.65 -   2.64
   2006....................   217    10.22 - 10.51      2,268       0.00      1.35 - 2.30    6.16 -   7.19
   2005....................   169     9.62 -  9.80      1,645       0.00      1.35 - 2.30   -2.10 -  -1.15
   2004 (ab)...............    91     9.83 -  9.92        898       0.00      1.35 - 2.30   -1.70 -  -0.83

   Van Eck Worldwide Emerging Markets
   2008....................   377     9.76 - 10.23      3,811       0.00      1.35 - 2.30  -65.59 - -65.26
   2007....................   539    28.36 - 29.45     15,743       0.43      1.35 - 2.30   34.44 -  35.75
   2006....................   590    21.09 - 21.69     12,698       0.37      1.35 - 2.30   36.29 -  37.61
   2005....................   285    15.48 - 15.76      4,470       0.23      1.35 - 2.30   28.97 -  30.22
   2004 (ab)...............    53    12.00 - 12.11        637       0.00      1.35 - 2.30   20.00 -  21.06

   Van Eck Worldwide Hard Assets
   2008....................   410    16.63 - 17.44      7,070       0.40      1.35 - 2.30  -47.37 - -46.85
   2007....................   680    31.60 - 32.82     22,099       0.11      1.35 - 2.30   42.00 -  43.38
   2006....................   650    22.26 - 22.89     14,770       0.06      1.35 - 2.30   21.64 -  22.82
   2005....................   453    18.30 - 18.64      8,392       0.11      1.35 - 2.30   48.20 -  49.63
   2004 (ab)...............    97    12.35 - 12.45      1,200       0.00      1.35 - 2.30   23.46 -  24.55

--------
(q)Previously known as Van Kampen UIF Equity Growth (Class II)
(ab)For the period beginning February 2, 2004 and ended December 31, 2004

                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                    At December 31,                 For the year ended December 31,
                          ----------------------------------- ------------------------------------------
                                   Accumulation
                          Units     Unit Value     Net Assets  Investment     Expense         Total
                          (000s) Lowest to Highest   (000s)   Income Ratio*   Ratio**       Return***
                          ------ ----------------- ---------- ------------- -----------  ---------------
Investments in the Van
  Kampen Life Investment
  Trust (Class II)
  Sub-Accounts:
   LIT Government (Class II)
   2008.................. 1,048   $10.64 - 11.16    $11,594       3.72%     1.35 - 2.30%  -0.82 -   0.14%
   2007..................   870    10.73 - 11.15      9,610       4.41      1.35 - 2.30    4.54 -   5.56
   2006..................   866    10.27 - 10.56      9,080       4.06      1.35 - 2.30    0.74 -   1.72
   2005..................   750    10.19 - 10.38      7,748       3.18      1.35 - 2.30    0.91 -   1.88
   2004 (ab).............   387    10.10 - 10.19      3,931       0.00      1.35 - 2.30    0.98 -   1.87

   LIT Growth and Income (Class II)
   2008.................. 3,915     8.85 -  9.76     36,667       1.92      1.25 - 2.30  -33.77 - -33.05
   2007.................. 4,911    13.37 - 14.58     68,980       1.46      1.25 - 2.30    0.15 -   1.24
   2006.................. 5,569    13.35 - 14.40     77,589       0.94      1.25 - 2.30   13.31 -  14.54
   2005.................. 5,004    11.78 - 12.57     61,358       0.72      1.25 - 2.30    7.20 -   8.36
   2004.................. 3,503    10.99 - 11.60     40,040       0.58      1.25 - 2.30    9.86 -  12.70

   LIT Mid Cap Growth (Class II) (r)
   2008..................   613     7.31 -  7.73      4,677       0.00      1.25 - 2.30  -48.06 - -47.50
   2007..................   704    14.08 - 14.73     10,249       0.00      1.25 - 2.30   14.88 -  16.13
   2006..................   847    12.26 - 12.69     10,652       0.00      1.25 - 2.30    2.52 -   3.62
   2005..................   915    11.96 - 12.24     11,139       0.00      1.25 - 2.30    8.56 -   9.74
   2004 (ab).............   897    11.01 - 11.16      9,985       0.00      1.25 - 2.30   10.14 -  11.56

Investments in the Wells
  Fargo Variable Trust
  Sub-Accounts:
   Wells Fargo VT Advantage Discovery
   2008..................   429     8.45 -  8.63      3,660       0.00      1.25 - 1.80  -45.35 - -45.05
   2007..................   526    15.47 - 15.70      8,197       0.00      1.25 - 1.80   20.13 -  20.80
   2006..................   612    12.88 - 13.00      7,916       0.00      1.25 - 1.80   12.60 -  13.22
   2005 (ae).............   731    11.43 - 11.48      8,374       0.00      1.25 - 1.80   14.35 -  14.81

   Wells Fargo VT Advantage Opportunity
   2008..................   962     7.47 -  7.62      7,255       1.97      1.25 - 1.80  -41.17 - -40.84
   2007.................. 1,159    12.69 - 12.88     14,814       0.62      1.25 - 1.80    4.72 -   5.30
   2006.................. 1,360    12.12 - 12.24     16,560       0.00      1.25 - 1.80   10.22 -  10.83
   2005 (ae)............. 1,763    11.00 - 11.04     19,432       0.00      1.25 - 1.80    9.96 -  10.40

--------
(r)Previously known as LIT Aggressive Growth (Class II)
(ab)For the period beginning February 2, 2004 and ended December 31, 2004
(ae)For the period beginning April 8, 2005 and ended December 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF
LINCOLN BENEFIT LIFE COMPANY:

We have audited the accompanying Statements of Financial Position of Lincoln Benefit Life Company (the "Company", an affiliate of The Allstate Corporation) as of December 31, 2008 and 2007, and the related Statements of Operations and Comprehensive Income, Shareholder's Equity, and Cash Flows for each of the three years in the period ended December 31, 2008. Our audits also included the financial statement schedules listed in the Index at Item 15. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Lincoln Benefit Life Company as of December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.


/s/ Deloitte & Touche LLP

Chicago, Illinois
March 17, 2009

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                          LINCOLN BENEFIT LIFE COMPANY
                STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

                                                      YEAR ENDED DECEMBER 31,
($ IN THOUSANDS)                                  -----------------------------
                                                   2008       2007       2006
                                                  -------    -------    -------
REVENUES
Net investment income                             $13,940    $14,257    $13,948
Realized capital gains and losses                   5,952       (417)    (1,255)
                                                  -------    -------    -------
INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE   19,892     13,840     12,693
Income tax expense                                  6,918      4,835      4,433
                                                  -------    -------    -------
NET INCOME                                         12,974      9,005      8,260
                                                  -------    -------    -------
OTHER COMPREHENSIVE (LOSS) INCOME, AFTER-TAX
Change in unrealized net capital gains and losses  (4,351)     4,307       (885)
                                                  -------    -------    -------

COMPREHENSIVE INCOME                              $ 8,623    $13,312    $ 7,375
                                                  =======    =======    =======

                       See notes to financial statements.

                          LINCOLN BENEFIT LIFE COMPANY
                        STATEMENTS OF FINANCIAL POSITION

($ IN THOUSANDS, EXCEPT PAR VALUE DATA)                                                       DECEMBER 31,
                                                                                      ----------------------------
                                                                                         2008             2007
                                                                                      -----------      -----------
ASSETS
Investments
   Fixed income securities, at fair value (amortized cost $229,667 and $266,792)      $   229,328      $   273,144
   Short-term, at fair value (amortized cost $80,705 and $28,057)                          80,703           28,057
                                                                                      -----------      -----------
      Total investments                                                                   310,031          301,201
Cash                                                                                        3,145           18,612
Reinsurance recoverable from Allstate Life Insurance Company                           18,791,710       18,777,851
Reinsurance recoverable from non-affiliates                                             1,613,685        1,422,931
Other assets                                                                              113,637          112,285
Separate accounts                                                                       1,823,163        3,067,127
                                                                                      -----------      -----------
        TOTAL ASSETS                                                                  $22,655,371      $23,700,007
                                                                                      ===========      ===========

LIABILITIES
Contractholder funds                                                                  $17,787,376      $17,820,885
Reserve for life-contingent contract benefits                                           2,581,186        2,348,116
Unearned premiums                                                                          24,169           25,819
Deferred income taxes                                                                          --            2,479
Payable to affiliates, net                                                                 36,029           21,912
Current income taxes payable                                                                7,017            4,815
Other liabilities and accrued expenses                                                     97,870          118,916
Separate accounts                                                                       1,823,163        3,067,127
                                                                                      -----------      -----------
        TOTAL LIABILITIES                                                              22,356,810       23,410,069
                                                                                      -----------      -----------
COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 8)

SHAREHOLDER'S EQUITY
Common stock, $100 par value, 30 thousand shares authorized, 25 thousand shares
   issued and outstanding                                                                   2,500            2,500
Additional capital paid-in                                                                180,000          180,000
Retained income                                                                           116,283          103,309
Accumulated other comprehensive (loss) income:
   Unrealized net capital gains and losses                                                   (222)           4,129
                                                                                      -----------      -----------
        Total accumulated other comprehensive (loss) income                                  (222)           4,129
                                                                                      -----------      -----------
        TOTAL SHAREHOLDER'S EQUITY                                                        298,561          289,938
                                                                                      -----------      -----------
        TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                    $22,655,371      $23,700,007
                                                                                      ===========      ===========

                       See notes to financial statements.

                          LINCOLN BENEFIT LIFE COMPANY
                       STATEMENTS OF SHAREHOLDER'S EQUITY

                                                              YEAR ENDED DECEMBER 31,
                                                       ------------------------------------
($ IN THOUSANDS)                                         2008          2007          2006
                                                       --------      --------      --------
COMMON STOCK                                           $  2,500      $  2,500      $  2,500
                                                       --------      --------      --------
ADDITIONAL CAPITAL PAID-IN                              180,000       180,000       180,000
                                                       --------      --------      --------

RETAINED INCOME
Balance, beginning of year                              103,309        94,304        86,044
Net income                                               12,974         9,005         8,260
                                                       --------      --------      --------
Balance, end of year                                    116,283       103,309        94,304
                                                       --------      --------      --------

ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME
Balance, beginning of year                                4,129          (178)          707
Change in unrealized net capital gains and losses        (4,351)        4,307          (885)
                                                       --------      --------      --------
Balance, end of year                                       (222)        4,129          (178)
                                                       --------      --------      --------
TOTAL SHAREHOLDER'S EQUITY                             $298,561      $289,938      $276,626
                                                       ========      ========      ========

                       See notes to financial statements.

                          LINCOLN BENEFIT LIFE COMPANY
                            STATEMENTS OF CASH FLOWS

                                                                                    YEAR ENDED DECEMBER 31,
($ IN THOUSANDS)                                                            --------------------------------------
                                                                              2008           2007           2006
                                                                            --------       --------       --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                  $ 12,974       $  9,005       $  8,260
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
          Amortization and other non-cash items                                  143             25            424
          Realized capital gains and losses                                   (5,952)           417          1,255
          Changes in:
             Reserve for life-contingent contract benefits and
              contractholder funds, net of reinsurance recoverables           (5,052)       (18,124)         2,878
             Income taxes                                                      2,065            428           (337)
             Receivable/payable to affiliates, net                            14,117         46,902        (14,596)
             Other operating assets and liabilities                          (24,195)       (24,698)        25,112
                                                                            --------       --------       --------
                Net cash (used in) provided by operating activities           (5,900)        13,955         22,996
                                                                            --------       --------       --------

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of fixed income securities                               101,584          5,176         20,104
Collections on fixed income securities                                         7,693         13,732         15,244
Purchases of fixed income securities                                         (64,497)       (17,982)       (38,901)
Change in short-term investments                                             (54,347)       (19,621)        (4,440)
                                                                            --------       --------       --------
                Net cash used in investing activities                         (9,567)       (18,695)        (7,993)
                                                                            --------       --------       --------

NET (DECREASE) INCREASE IN CASH                                              (15,467)        (4,740)        15,003
CASH AT BEGINNING OF YEAR                                                     18,612         23,352          8,349
                                                                            --------       --------       --------
CASH AT END OF YEAR                                                         $  3,145       $ 18,612       $ 23,352
                                                                            ========       ========       ========

                       See notes to financial statements.

                          LINCOLN BENEFIT LIFE COMPANY
                          NOTES TO FINANCIAL STATEMENTS

1.   GENERAL

BASIS OF PRESENTATION

     The accompanying financial statements include the accounts of Lincoln Benefit Life Company (the "Company"), a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"). All of the outstanding common stock of AIC is owned by Allstate Insurance Holdings, LLC, a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NATURE OF OPERATIONS

     The Company sells life insurance, retirement and investment products to individual customers. The principal products are fixed annuities, and interest-sensitive, traditional and variable life insurance.

     The Company is authorized to sell life insurance, retirement and investment products in all states except New York, as well as in the District of Columbia, Guam and the U.S. Virgin Islands. For 2008, the top geographic locations for statutory premiums and annuity considerations were California, Florida, Texas and Pennsylvania. No other jurisdiction accounted for more than 5% of statutory premiums and annuity considerations. All statutory premiums and annuity considerations are ceded under reinsurance agreements. The Company distributes its products through multiple distribution channels, including Allstate exclusive agencies, which include exclusive financial specialists, independent agents (including master brokerage agencies and workplace enrolling agents), and financial services firms, such as banks and broker-dealers.

     The Company has exposure to market risk as a result of its investment portfolio. Market risk is the risk that the Company will incur realized and unrealized net capital losses due to adverse changes in interest rates, credit spreads and, to a limited extent, equity prices. The Company's primary market risk exposure is to changes in interest rates, although we also have certain exposures to changes in equity prices in our equity-indexed annuities and separate accounts liabilities. This risk is transferred to ALIC in accordance with our reinsurance agreements. Interest rate risk is the risk that the Company will incur a loss due to adverse changes in interest rates relative to the interest rate characteristics of its interest bearing assets. This risk arises from our investment in interest-sensitive assets. Interest rate risk includes risks related to changes in U.S. Treasury yields and other key risk-free reference yields, as well as changes in interest rates resulting from widening credit spreads and credit exposure.

     The Company monitors economic and regulatory developments that have the potential to impact its business. The ability of banks to affiliate with insurers may have a material adverse effect on all of the Company's product lines by substantially increasing the number, size and financial strength of potential competitors. The Company currently benefits from agreements with financial services entities that market and distribute its products; change in control of these non-affiliated entities could negatively impact the Company's sales. Furthermore, federal and state laws and regulations affect the taxation of insurance companies and life insurance and annuity products. Congress and various state legislatures have considered proposals that, if enacted, could impose a greater tax burden on the Company or could have an adverse impact on the tax treatment of some insurance products offered by the Company, including favorable policyholder tax treatment currently applicable to life insurance and annuities. Legislation that reduced the federal income tax rates applicable to certain dividends and capital gains realized by individuals, or other proposals, if adopted, that reduce the taxation or permit the establishment of certain products or investments that may compete with life insurance or annuities, could have an adverse effect on the Company's and ALIC's financial position or ability to sell such products and could result in the surrender of some existing contracts and policies. In addition, changes in the federal estate tax laws could negatively affect the demand for the types of life insurance used in estate planning.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

     Fixed income securities include bonds, asset-backed securities, mortgage-backed securities and commercial mortgage-backed securities. Fixed income securities may be sold prior to their contractual maturity, are designated as available for sale and are carried at fair value. The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a component of accumulated other comprehensive income. Cash received from calls, principal payments and make-whole payments is reflected as a component of proceeds from sales and cash received from maturities and pay-downs is reflected as a component of investment collections within the Statements of Cash Flows.

     Short-term investments, including money market funds, commercial paper and other short-term investments, are carried at fair value.

     Investment income consists primarily of interest and is recognized on an accrual basis using the effective yield method. Interest income for asset-backed securities, mortgage-backed securities and commercial mortgage-backed securities is determined considering estimated principal repayments obtained from widely accepted third party data sources and internal estimates, and the effective yield is recalculated on the retrospective basis. Accrual of income is suspended for fixed income securities that are in default or when the receipt of interest payments is in doubt.

     Realized capital gains and losses include gains and losses on investment sales and write-downs in value due to other-than-temporary declines in fair value. Realized capital gains and losses on investment sales include calls and prepayments and are determined on a specific identification basis.

     The Company recognizes other-than-temporary impairment losses on fixed income securities and short-term investments when the decline in fair value is deemed other than temporary including when the Company cannot assert a positive intent to hold an impaired security until recovery (see Note 4). Fixed income securities subject to change in intent write-downs continue to earn investment income (other than discussed above), and any discount or premium is recognized using the effective yield method over the expected life of the security.

FAIR VALUE OF FINANCIAL ASSETS AND FINANCIAL LIABILITIES

     The Company adopted the provisions of Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements" ("SFAS No. 157"), as of January 1, 2008 for its financial assets and financial liabilities that are measured at fair value. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, and establishes a framework for measuring fair value. The adoption did not have a material effect on the Company's determination of fair value.

     In determining fair value, the Company principally uses the market approach which generally utilizes market transaction data for the same or similar instruments. To a lesser extent, the Company uses the income approach which involves determining fair values from discounted cash flow methodologies. SFAS No. 157 establishes a hierarchy for inputs used in determining fair value that maximize the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.

     Observable inputs are those used by market participants in valuing financial instruments that are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs reflect the Company's estimates of the assumptions market participants would use in valuing financial assets and financial liabilities and are developed based on the best information available in the circumstances. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments. This condition could cause an instrument to be reclassified from Level 1 to Level 2, or from Level 2 to Level 3.

     Financial assets and financial liabilities recorded on the Statements of Financial Position at fair value as of December 31, 2008 are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

LEVEL 1: Financial assets and financial liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

LEVEL 2: Financial assets and financial liabilities whose values are based on the following:

         a) Quoted prices for similar assets or liabilities in active markets;
         b) Quoted prices for identical or similar assets or liabilities in non-active markets; or
         c) Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

LEVEL 3: Financial assets and financial liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect the Company's estimates of the assumptions that market participants would use in valuing the financial assets and financial liabilities.

     The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

SUMMARY OF SIGNIFICANT VALUATION TECHNIQUES FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES ON A RECURRING BASIS

LEVEL 1 MEASUREMENTS

   - FIXED INCOME SECURITIES: U.S. Treasuries are in Level 1 and valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.
   - SHORT-TERM: Comprise primarily actively traded money market funds that have daily quoted net asset values for identical assets that the Company can access.
   - SEPARATE ACCOUNT ASSETS: Comprise actively traded mutual funds that have daily quoted net asset values for identical assets that the Company can access. Net asset values for the actively traded mutual funds in which the separate account assets are invested are obtained daily from the fund managers.

LEVEL 2 MEASUREMENTS

   - FIXED INCOME SECURITIES:

     CORPORATE, INCLUDING PRIVATELY PLACED: Valued based on inputs including quoted prices for identical or similar assets in markets that are not active. Also includes privately placed securities which have market-observable external ratings from independent third party rating agencies.

     MUNICIPAL: Externally rated municipals are valued based on inputs including quoted prices for identical or similar assets in markets that are not active.

     U.S. GOVERNMENT AND AGENCIES: Valued based on inputs including quoted prices for identical or similar assets in markets that are not active.

     COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"): Valuation is principally based on inputs including quoted prices for identical or similar assets in markets that are not active.

     MORTGAGE-BACKED SECURITIES ("MBS"); ASSET-BACKED SECURITIES ("ABS")-CREDIT
     CARD: Valued based on inputs including quoted prices for identical or similar assets in markets that are not active.

   - SHORT-TERM: Commercial paper and other short-term investments are valued based on quoted prices for identical or similar assets in markets that are not active or amortized cost.

   - CONTRACTHOLDER FUNDS: Derivatives embedded in certain annuity contracts are valued based on internal models that rely on inputs such as interest rate yield curves and equity index volatility assumptions that are market observable for substantially the full term of the contract. The valuation techniques are widely accepted in the financial services industry and do not include significant judgment.

LEVEL 3 MEASUREMENTS

   - FIXED INCOME SECURITIES:

     CORPORATE: These securities are categorized as Level 3 as a result of the significance of non-market observable inputs. The securities are valued based on internal ratings, which are not observable in the market.

     ABS: Principally valued based on inputs including quoted prices for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements. Certain ABS are valued based on non-binding broker quotes. Due to the reduced availability of actual market prices or relevant observable inputs as a result of the decrease in liquidity that has been experienced in the market for these securities, all ABS are categorized as Level 3.

     CONTRACTHOLDER FUNDS: Derivatives embedded in annuity contracts are valued internally using models widely accepted in the financial services industry that determine a single best estimate of fair value for the embedded derivatives within a block of contractholder liabilities. The models use stochastically determined cash flows based on the contractual elements of embedded derivatives and other applicable market data. These are categorized as Level 3 as a result of the significance of non-market observable inputs.

FAIR VALUE MEASUREMENT PRIOR TO ADOPTION OF SFAS NO. 157

     Prior to the adoption of SFAS No. 157 on January 1, 2008, the fair value of fixed income securities was based upon observable market quotations, other market observable data or was derived from such quotations and market observable data. The fair value of privately placed fixed income securities was generally based on widely accepted pricing valuation models, which were developed internally. The valuation models used security specific information such as the credit rating of the issuer, industry sector of the issuer, maturity, estimated duration, call provisions, sinking fund requirements, coupon rate, quoted market prices of comparable securities and estimated liquidity premiums to determine the overall spread for the specific security.

RECOGNITION OF PREMIUM REVENUES AND CONTRACT CHARGES, AND RELATED BENEFITS AND INTEREST CREDITED

     The Company has reinsurance agreements whereby all premiums, contract charges, interest credited to contractholder funds, contract benefits and substantially all expenses are ceded to ALIC and non-affiliated reinsurers (see Notes 3 and 7). Amounts reflected in the Statements of Operations and Comprehensive Income are presented net of reinsurance.

     Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Premiums from these products are recognized as revenue when due from policyholders. Benefits are reflected in contract benefits and recognized in relation to premiums, so that profits are recognized over the life of the policy.

     Immediate annuities with life contingencies provide insurance protection over a period that extends beyond the period during which premiums are collected. Premiums from these products are recognized as revenue when received at the inception of the contract. Benefits and expenses are recognized in relation to premiums. Profits from these policies come from investment income, which is recognized over the life of the contract.

     Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and contract charges assessed against the contractholder account balance. Premiums from these contracts are reported as contractholder fund deposits. Contract charges consist of fees assessed against the contractholder account balance for the cost of insurance (mortality risk), contract administration and early surrender. These contract charges are recognized as revenue when assessed against the contractholder account balance. Contract benefits include life-contingent benefit payments in excess of the contractholder account balance.

     Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, including market value adjusted annuities, equity-indexed annuities and immediate annuities without life contingencies are considered investment contracts. Consideration received for such contracts is reported as contractholder fund deposits. Contract charges for investment contracts consist of fees assessed against the contractholder account balance for maintenance, administration and surrender of the contract prior to contractually specified dates, and are recognized when assessed against the contractholder account balance.

     Interest credited to contractholder funds represents interest accrued or paid on interest-sensitive life contracts and investment contracts. Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates.

     Contract charges for variable life and variable annuity products consist of fees assessed against the contractholder account values for contract maintenance, administration, mortality, expense and early surrender. Contract benefits incurred include guaranteed minimum death, income, withdrawal and accumulation benefits.

REINSURANCE

     The Company has reinsurance agreements whereby all premiums, contract charges, interest credited to contractholder funds, contract benefits and substantially all expenses are ceded to ALIC and non-affiliated reinsurers (see Notes 3 and 7). Reinsurance recoverables and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the Statements of Financial Position. We continuously monitor the creditworthiness of reinsurers in order to determine our risk of recoverability on an individual and aggregate basis and a provision for uncollectible reinsurance is recorded if needed. No amounts have been deemed unrecoverable in the three years ended December 31, 2008. The Company continues to have primary liability as the direct insurer for the risks reinsured.

     Investment income earned on the assets that support contractholder funds and the reserve for life-contingent contract benefits is not included in the Company's financial statements as those assets are owned and managed by ALIC under the terms of the reinsurance agreements.

INCOME TAXES

     The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are unrealized capital gains and losses on investments and differences in tax bases of investments. A deferred tax asset valuation allowance is established when there is uncertainty that such assets would be realized (see Note 9).

RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS

     The reserve for life-contingent contract benefits payable under insurance policies, including traditional life insurance and life-contingent immediate annuities, is computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, policy terminations and expenses (see
Note 6). These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by characteristics such as type of coverage, year of issue and policy duration.

CONTRACTHOLDER FUNDS

     Contractholder funds represent interest-bearing liabilities arising from the sale of products, such as interest-sensitive life and fixed annuities, and variable annuity and life deposits allocated to fixed accounts. Contractholder funds are comprised primarily of deposits received and interest credited to the benefit of the contractholder less surrenders and withdrawals, mortality charges and administrative expenses (see Note 6). Contractholder funds also include reserves for secondary guarantees on interest-sensitive life insurance and certain fixed annuity contracts and reserves for certain guarantees on variable annuity contracts.

SEPARATE ACCOUNTS

     Separate accounts assets are carried at fair value. The assets of the separate accounts are legally segregated and available only to settle separate account contract obligations. Separate accounts liabilities represent the contractholders' claims to the related assets and are carried at an amount equal to the separate accounts assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and therefore, are not included in the Company's Statements of Operations and Comprehensive Income. Deposits to and surrenders and withdrawals from the separate accounts are reflected in separate accounts liabilities and are not included in cash flows. Revenues to the Company from the separate accounts consist of contract charges for maintenance, administration, cost of insurance and surrender of the contract prior to the contractually specified date and are ceded to ALIC.

     Absent any contract provision wherein the Company provides a guarantee, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts' funds may not meet their stated investment objectives. The risk and associated cost of these contract guarantees are ceded to ALIC in accordance with the reinsurance agreements.

ADOPTED ACCOUNTING STANDARDS

SFAS NO. 157, FAIR VALUE MEASUREMENTS ("SFAS NO. 157")

     In September 2006, the Financial Accounting Standards Board ("FASB") issued SFAS No. 157, which redefines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. SFAS No. 157 establishes a three-level hierarchy for fair value measurements based upon the nature of the inputs to the valuation of an asset or liability. SFAS No. 157 applies where other accounting pronouncements require or permit fair value measurements. In February 2008, the FASB issued FASB Staff Position No. 157-2, "Effective Date of FASB Statement No. 157" ("FSP FAS 157-2"), which permits the deferral of the effective date of SFAS No. 157 to fiscal years beginning after November 15, 2008 for all non-financial assets and liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis. The Company adopted the provisions of SFAS No. 157 for financial assets and financial liabilities recognized or disclosed at fair value on a recurring or non-recurring basis as of January 1, 2008. Consistent with the provisions of FSP FAS 157-2, the Company decided to defer the adoption of SFAS No. 157 for non-financial assets and liabilities measured at fair value on a non-recurring basis until January 1, 2009. In October 2008, the FASB issued FASB Staff Position No. FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active" ("FSP FAS 157-3"), which clarifies the application of SFAS 157 in a market that is not active. The Company adopted the provisions of FSP FAS 157-3 as of September 30, 2008. The adoption of SFAS No. 157 and FSP FAS 157-3 did not have a material effect on the Company's results of operations or financial position (see Note 5).

SFAS NO. 159, THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL
   LIABILITIES - INCLUDING AN AMENDMENT OF FASB STATEMENT NO. 115 ("SFAS NO.
   159")

     In February 2007, the FASB issued SFAS No. 159 which provides reporting entities, on an ongoing basis, an option to report selected financial assets, including investment securities, and financial liabilities, including most insurance contracts, at fair value through earnings. SFAS No. 159 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement alternatives for similar types of financial assets and liabilities. The standard also requires additional information to aid financial statement users' understanding of the impacts of a reporting entity's decision to use fair value on its earnings and requires entities to display, on the face of the statement of financial position, the fair value of those assets and liabilities for which the reporting entity has chosen to measure at fair value. SFAS No. 159 was effective as of the beginning of a reporting entity's first fiscal year beginning after November 15, 2007. The Company did not apply the fair value option to any existing financial assets or liabilities as of January 1, 2008 and did not elect to apply the option prospectively to any financial assets or liabilities acquired during 2008. Consequently, the adoption of SFAS No. 159 had no impact on the Company's results of operations or financial position.

FASB INTERPRETATION NO. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - AN
   INTERPRETATION OF FASB STATEMENT NO. 109 AND FASB STAFF POSITION NO. FIN 48-1, DEFINITION OF SETTLEMENT IN FASB INTERPRETATION NO. 48 (COLLECTIVELY "FIN 48")

     The FASB issued the interpretation in July 2006 and the related staff position in May 2007. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an entity's financial statements in accordance with SFAS No. 109, "Accounting for Income Taxes". FIN 48 requires an entity to recognize the tax benefit of uncertain tax positions only when it is more likely than not, based on the position's technical merits, that the position would be sustained upon examination by the respective taxing authorities. The tax benefit is measured as the largest benefit that is more than fifty-percent likely of being realized upon final settlement with the respective taxing authorities. On January 1, 2007, the Company adopted the provisions of FIN 48, which were effective for fiscal years beginning after December 15, 2006. No cumulative effect of a change in accounting principle or adjustment to the liability for unrecognized tax benefits was recognized as a result of the adoption of FIN 48. Accordingly, the adoption of FIN 48 did not have an effect on the results of operations or financial position of the Company (see Note 9).

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SEC STAFF ACCOUNTING BULLETIN NO. 108, CONSIDERING THE EFFECTS OF PRIOR YEAR
   MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS ("SAB 108")

     In September 2006, the SEC issued SAB 108 to eliminate the diversity of practice in the way misstatements are quantified for purposes of assessing their materiality in financial statements. SAB 108 was intended to eliminate the potential build up of improper amounts on the balance sheet due to the limitations of certain methods of assessing materiality previously utilized by some reporting entities. SAB 108 established a single quantification framework wherein the significance determination is based on the effects of the misstatements on each of the financial statements as well as the related financial statement disclosures. On December 31, 2006, the Company adopted the provisions of SAB 108 which were effective for the first fiscal year ending after November 15, 2006. The adoption of SAB 108 did not have any effect on the results of operations or financial position of the Company.

FASB STAFF POSITION NO. FAS 115-1/124-1, THE MEANING OF OTHER-THAN-TEMPORARY
   IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS ("FSP FAS 115-1/124-1")

     FSP FAS 115-1/124-1 nullified the guidance in paragraphs 10-18 of Emerging Issues Task Force Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" and references existing other-than-temporary impairment guidance. FSP FAS 115-1/124-1 clarifies that an investor should recognize an impairment loss no later than when the impairment is deemed other-than-temporary, even if a decision to sell the security has not been made, and also provides guidance on the subsequent income recognition for impaired debt securities. The Company adopted FSP FAS 115-1/124-1 as of January 1, 2006 on a prospective basis. The effects of adoption did not have a material effect on the results of operations or financial position of the Company.

SFAS NO. 154, ACCOUNTING CHANGES AND ERROR CORRECTIONS - A REPLACEMENT OF APB
   OPINION NO. 20 AND FASB STATEMENT NO. 3 ("SFAS NO. 154")

     SFAS No. 154 replaced Accounting Principles Board ("APB") Opinion No. 20, "Accounting Changes", and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements". SFAS No. 154 requires retrospective application to prior periods' financial statements for changes in accounting principle, unless determination of either the period specific effects or the cumulative effect of the change is impracticable or otherwise not required. The Company adopted SFAS No. 154 on January 1, 2006. The adoption of SFAS No. 154 did not have any effect on the results of operations or financial position of the Company.

PENDING ACCOUNTING STANDARD

SFAS NO. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -
   AN AMENDMENT OF FASB STATEMENT NO. 133 ("SFAS NO. 161")

     In March 2008, the FASB issued SFAS No. 161, which amends and expands the disclosure requirements for derivatives currently accounted for in accordance with SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". The new disclosures are designed to enhance the understanding of how and why an entity uses derivative instruments and how derivative instruments affect an entity's financial position, results of operations, and cash flows. The standard requires, on a quarterly basis, quantitative disclosures about the potential cash outflows associated with the triggering of credit-related contingent features, if any; tabular disclosures about the classification and fair value amounts of derivative instruments reported in the statement of financial position; disclosure of the location and amount of gains and losses on derivative instruments reported in the statement of operations; and qualitative information about how and why an entity uses derivative instruments and how derivative instruments and related hedged items affect the entity's financial statements.SFAS No. 161 is effective for fiscal periods beginning after November 15, 2008, and is to be applied on a prospective basis only. SFAS No. 161 affects disclosures and therefore implementation will not impact the Company's results of operations or financial position.

3.  RELATED PARTY TRANSACTIONS

BUSINESS OPERATIONS

     The Company uses services performed by its affiliates, AIC, ALIC and Allstate Investments LLC, and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, the Company shares the services of employees with AIC. The Company reimburses its affiliates for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs, allocated to the Company were $227.0 million, $202.2 million and $192.3 million in 2008, 2007 and 2006, respectively. Of these costs, the Company retains investment related expenses on the invested assets of the Company. All other costs are ceded to ALIC under the reinsurance agreements.

BROKER-DEALER SERVICES

     The Company has a service agreement with Allstate Distributors, LLC ("ADLLC"), a broker-dealer affiliate of the Company, whereby ADLLC promotes and markets the fixed and variable annuities sold by the Company to unaffiliated financial services firms. In addition, ADLLC acts as the underwriter of variable annuities sold by the Company. In return for these services, the Company recorded commission expense of $5.1 million, $3.4 million and $1.1 million for the years ended December 31, 2008, 2007 and 2006, respectively, that was ceded to ALIC under the terms of the reinsurance agreements.

     The Company receives distribution services from Allstate Financial Services, LLC ("AFS"), an affiliated broker-dealer company, for certain variable annuity and variable life insurance contracts sold by Allstate exclusive agencies. For these services, the Company incurred $18.4 million, $25.5 million and $42.7 million of commission and other distribution expenses for the years ending December 31, 2008, 2007 and 2006, respectively, that were ceded to ALIC under the terms of the reinsurance agreements.

     The Company has a wholesaling and marketing support agreement with ALFS, Inc. ("ALFS"), an affiliated broker-dealer company, whereby ALFS underwrites and promotes the offer, sale and servicing of variable annuities issued by the Company and sold by AFS. In return for these services, the Company incurred commission expense of $187 thousand, $334 thousand and $1.5 million for 2008, 2007 and 2006, respectively. This expense was ceded to ALIC under the terms of the reinsurance agreements.

REINSURANCE

     The following table summarizes amounts that were ceded to ALIC and reported net in the Statements of Operations and Comprehensive Income under the reinsurance agreements:

                                                  YEAR ENDED DECEMBER 31,
                                           ------------------------------------
($ IN THOUSANDS)                              2008         2007         2006
                                           ----------   ----------   ----------
Premiums and contract charges              $  691,267   $  623,102   $  546,554
Interest credited to contractholder
   funds, contract benefits and expenses    1,468,505    1,421,831    1,487,799

     Reinsurance recoverables due from ALIC totaled $18.79 billion and $18.78 billion as of December 31, 2008 and 2007, respectively.

INCOME TAXES

     The Company is a party to a federal income tax allocation agreement with the Corporation (see Note 9).

INTERCOMPANY LOAN AGREEMENT

     The Company has an intercompany loan agreement with the Corporation. The amount of intercompany loans available to the Company is at the discretion of the Corporation. The maximum amount of loans the Corporation will have outstanding to all its eligible subsidiaries at any given point in time is limited to $1.00 billion. The Company had no amounts outstanding under the intercompany loan agreement at December 31, 2008 and 2007. The Corporation uses commercial paper borrowings, bank lines of credit and repurchase agreements to fund intercompany borrowings.

4.  INVESTMENTS

FAIR VALUES

     The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:


                                                    GROSS UNREALIZED
($ IN THOUSANDS)                        AMORTIZED   ----------------     FAIR
                                           COST      GAINS    LOSSES    VALUE
                                        ---------   -------  -------   --------
AT DECEMBER 31, 2008
U.S.government and agencies              $ 75,374   $3,700   $  (258)  $ 78,816
Corporate                                  77,192      603    (2,092)    75,703
Municipal                                     502       --        (3)       499
Mortgage-backed securities                 46,720    1,680       (49)    48,351
Commercial mortgage-backed securities      22,896       --    (3,936)    18,960
Asset-backed securities                     6,983       20        (4)     6,999
                                         --------   ------   -------   --------
  Total fixed income securities          $229,667   $6,003   $(6,342)  $229,328
                                         ========   ======   =======   ========

AT DECEMBER 31, 2007
U.S. government and agencies             $110,214   $5,642   $   (36)  $115,820
Corporate                                  84,798      917      (903)    84,812
Municipal                                     501       30        --        531
Mortgage-backed securities                 28,114       94      (303)    27,905
Commercial mortgage-backed securities      32,131      579      (109)    32,601
Asset-backed securities                    11,034      453       (12)    11,475
                                         --------   ------   -------   --------
  Total fixed income securities          $266,792   $7,715   $(1,363)  $273,144
                                         ========   ======   =======   ========

SCHEDULED MATURITIES

     The scheduled maturities for fixed income securities are as follows at December 31, 2008:

                                         AMORTIZED     FAIR
($ IN THOUSANDS)                           COST        VALUE
                                         ---------   --------
Due in one year or less                   $ 25,080   $ 25,421
Due after one year through five years       88,898     88,627
Due after five years through ten years      34,519     35,392
Due after ten years                         27,467     24,538
                                          --------   --------
                                           175,964    173,978
Mortgage and asset-backed securities        53,703     55,350
                                          --------   --------
   Total                                  $229,667   $229,328
                                          ========   ========

    Actual maturities may differ from those scheduled as a result of prepayments by the issuers. Because of the potential for prepayment on mortgage- and asset-backed securities, they are not categorized by contractual maturity. The commercial mortgage-backed securities are categorized by contractual maturity because they generally are not subject to prepayment risk.

NET INVESTMENT INCOME

     Net investment income for the years ended December 31 is as follows:

($ IN THOUSANDS)                         2008       2007       2006
                                        -------    -------    -------
Fixed income securities                 $13,302    $13,533    $13,495
Short-term and other investments            992      1,117        762
                                        -------    -------    -------
   Investment income, before expense     14,294     14,650     14,257
   Investment expense                      (354)      (393)      (309)
                                        -------    -------    -------
   Net investment income                $13,940    $14,257    $13,948
                                        =======    =======    =======

REALIZED CAPITAL GAINS AND LOSSES, AFTER-TAX

     Realized capital gains and losses for the years ended December 31 are as follows:

($ IN THOUSANDS)                                 2008       2007      2006
                                               -------     ------   -------
Realized capital gains and losses, pre-tax     $ 5,952     $(417)   $(1,255)
Income tax (expense) benefit                    (2,083)      146        438
                                               -------     -----    -------
Realized capital gains and losses, after-tax   $ 3,869     $(271)   $  (817)
                                               =======     =====    =======

     Gross gains of $8.2 million were realized on sales of fixed income securities during 2008. Gross losses of $42 thousand, $32 thousand and $1.3 million were realized on sales of fixed income securities during 2008, 2007 and 2006, respectively. There were no gross gains realized on sales of fixed income securities in 2007 or 2006.

UNREALIZED NET CAPITAL GAINS AND LOSSES

     Unrealized net capital gains and losses included in accumulated other comprehensive income are as follows:

                                                                            GROSS UNREALIZED
                                                                  FAIR      ----------------    UNREALIZED NET
($ IN THOUSANDS)                                                  VALUE     GAINS     LOSSES    GAINS (LOSSES)
                                                                 --------   ------   -------    --------------
AT DECEMBER 31, 2008
Fixed income securities                                          $229,328   $6,003   $(6,342)       $(339)
Short-term investments                                             80,703       --        (2)          (2)
                                                                                                    -----
  Unrealized net capital gains and losses, pre-tax                                                   (341)
  Deferred income taxes                                                                               119
                                                                                                    -----
  Unrealized net capital gains and losses, after-tax                                                $(222)
                                                                                                    =====

                                                                            GROSS UNREALIZED
                                                                  FAIR      ----------------    UNREALIZED NET
($ IN THOUSANDS)                                                  VALUE     GAINS     LOSSES    GAINS (LOSSES)
                                                                 --------   ------   -------    --------------
AT DECEMBER 31, 2007
Fixed income securities                                          $273,144   $7,715   $(1,363)       $ 6,352
                                                                                                    -------
   Unrealized net capital gains and losses, pre-tax                                                   6,352
   Deferred income taxes                                                                             (2,223)
                                                                                                    -------
   Unrealized net capital gains and losses, after-tax                                               $ 4,129
                                                                                                    =======

CHANGE IN UNREALIZED NET CAPITAL GAINS AND LOSSES

     The change in unrealized net capital gains and losses for the years ended December 31 is as follows:

($ IN THOUSANDS)                                           2008      2007     2006
                                                          -------   ------   -------
 Fixed income securities                                  $(6,691)  $6,625   $(1,361)
 Short-term investments                                        (2)      --        --
                                                          -------   ------   -------
    Unrealized net capital gains and losses, pre-tax       (6,693)   6,625    (1,361)
    Deferred income taxes                                   2,342   (2,318)      476
                                                          -------   ------   -------
    Unrealized net capital gains and losses, after-tax    $(4,351)  $4,307   $  (885)
                                                          =======   ======   =======

PORTFOLIO MONITORING

     Inherent in the Company's evaluation of a particular security are assumptions and estimates about the financial condition of the issue or issuer and its future earnings potential. Some of the factors considered in evaluating whether a decline in fair value is other than temporary are: 1) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 2) the expected recoverability of principal and interest; 3) the length of time and extent to which the fair value has been less than amortized cost; 4) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry conditions and trends, and implications of rating agency actions and offering prices; and 5) the specific reasons that a security is in a significant unrealized loss position, including market conditions which could affect access to liquidity.

     The following table summarizes the gross unrealized losses and fair value of fixed income securities by the length of time that individual securities have been in a continuous unrealized loss position.

($ IN THOUSANDS)            LESS THAN 12 MONTHS                12 MONTHS OR MORE
                       --------------------------------   --------------------------------     TOTAL
                        NUMBER       FAIR    UNREALIZED    NUMBER      FAIR     UNREALIZED   UNREALIZED
                       OF ISSUES    VALUE      LOSSES     OF ISSUES    VALUE      LOSSES       LOSSES
                       ---------   -------   ----------   ---------   -------   ----------   ----------
AT DECEMBER 31, 2008
U.S. government and
  agencies                 1       $30,731     $  (258)       --      $    --     $    --      $  (258)
Corporate                 24        47,272      (1,691)        4        4,982        (401)      (2,092)
Municipal                  1           499          (3)       --           --          --           (3)
MBS                        1         1,119         (49)       --           --          --          (49)
CMBS                       9        18,337      (2,555)        1          623      (1,381)      (3,936)
ABS                        1           997          (4)       --           --          --           (4)
                         ---       -------     -------        --      -------     -------      -------
  Total                   37       $98,955     $(4,560)        5      $ 5,605     $(1,782)     $(6,342)
                         ===       =======     =======        ==      =======     =======      =======

AT DECEMBER 31, 2007

U.S. government and
  agencies                 1       $ 4,095     $    (7)        1      $ 2,984     $   (29)     $   (36)
Corporate                  3         6,065         (76)       16       33,087        (827)        (903)
MBS                        1         5,595         (44)        8       15,983        (259)        (303)
CMBS                       1         1,946         (59)        6       13,054         (50)        (109)
ABS                       --            --          --         1          991         (12)         (12)
                         ---       -------     -------        --      -------     -------      -------
  Total                    6       $17,701     $  (186)       32      $66,099     $(1,177)     $(1,363)
                         ===       =======     =======        ==      =======     =======      =======

     At December 31, 2008, all unrealized losses are related to fixed income securities with an unrealized loss position less than 20% of amortized cost, the degree of which suggests that these securities do not pose a high risk of being other-than-temporarily impaired. All of the unrealized losses are related to investment grade fixed income securities. Investment grade is defined as a security having a rating from the National Association of Insurance Commissioners ("NAIC") of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody's, a rating of AAA, AA, A or BBB from Standard & Poor's ("S&P"), Fitch or Dominion, or a rating of aaa, aa, a or bbb from A.M. Best; or a comparable internal rating if an externally provided rating is not available. Unrealized losses on investment grade securities are principally related to rising interest rates or changes in credit spreads since the securities were acquired.

      Unrealized losses on mortgage-backed, asset-backed and commercial mortgage-backed holdings were evaluated based on credit ratings, as well as the performance of the underlying collateral relative to the securities' positions in the securities' respective capital structure. The unrealized losses on asset-backed securities that had credit enhancements from bond insurers were evaluated on the quality of the underlying security. These investments were determined to have adequate resources to fulfill contractual obligations.

     As of December 31, 2008, the Company had the intent and ability to hold the fixed income securities with unrealized losses for a period of time sufficient for them to recover.

OTHER INVESTMENT INFORMATION

     At December 31, 2008, fixed income securities and short-term investments with a carrying value of $10.6 million were on deposit with regulatory authorities as required by law.

5.  FINANCIAL INSTRUMENTS

     In the normal course of business, the Company invests in various financial assets and incurs various financial liabilities.

     The following table summarizes the Company's financial assets and financial liabilities measured at fair value on a recurring and non-recurring basis as of December 31, 2008:

                                         QUOTED
                                        PRICES IN
                                         ACTIVE      SIGNIFICANT
                                       MARKETS FOR      OTHER       SIGNIFICANT
                                        IDENTICAL     OBSERVABLE    UNOBSERVABLE   BALANCE AS OF
                                         ASSETS        INPUTS          INPUTS       DECEMBER 31,
($ IN THOUSANDS)                        (LEVEL 1)     (LEVEL 2)       (LEVEL 3)          2008
                                       -----------   -----------   -------------   -------------
FINANCIAL ASSETS:
Fixed income securities                 $   48,085     $173,934       $  7,309       $  229,328
Short-term investments                      30,657       50,046             --           80,703
                                        ----------     --------       --------       ----------
     TOTAL RECURRING BASIS
       ASSETS                               78,742      223,980          7,309          310,031
                                        ----------     --------       --------       ----------
TOTAL INVESTMENTS                           78,742      223,980          7,309          310,031
                                        ----------     --------       --------       ----------

Separate account assets                  1,823,163           --             --        1,823,163
                                        ----------     --------       --------       ----------

TOTAL FINANCIAL ASSETS                  $1,901,905     $223,980       $  7,309       $2,133,194
                                        ----------     --------       --------       ----------
% of total financial assets                   89.2%        10.5%           0.3%           100.0%

FINANCIAL LIABILITIES:
Contractholder funds:
     Derivatives embedded in
       annuity contracts                $       --     $(33,466)      $(36,544)      $  (70,010)
                                        ----------     --------       --------       ----------
TOTAL FINANCIAL LIABILITIES             $       --     $(33,466)      $(36,544)      $  (70,010)
                                        ==========     ========       ========       ==========
% of total financial liabilities                --%        47.8%          52.2%           100.0%

     As required by SFAS No. 157, when the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. Thus, a Level 3 fair value measurement may include inputs that are observable (Level 1 or Level 2) and unobservable (Level 3). Gains and losses for such assets and liabilities categorized within Level 3 may include changes in fair value that are attributable to both observable inputs (Level 1 and Level 2) and unobservable inputs (Level 3).

     The following table provides a summary of changes in fair value during the year ended December 31, 2008 of Level 3 financial assets and financial liabilities held at fair value on a recurring basis at December 31, 2008.

                                                                                                                   TOTAL GAINS
                                              TOTAL REALIZED AND UNREALIZED                                         (LOSSES)
                                               GAINS (LOSSES) INCLUDED IN:                                         INCLUDED IN
                                            ----------------------------------                                    NET INCOME FOR
                                                                OCI ON           PURCHASES,                     INSTRUMENTS STILL
                              BALANCE AS OF                  STATEMENT OF    SALES, ISSUANCES  BALANCE AS OF         HELD AT
                                JANUARY 1,      NET            FINANCIAL     AND SETTLEMENTS,   DECEMBER 31,       DECEMBER 31,
($ IN THOUSANDS)                  2008       INCOME(1)         POSITION            NET             2008              2008(2)
                              -------------  ---------       ------------    ----------------  --------------   -----------------
FINANCIAL ASSETS
Fixed income securities         $11,984      $    180           $(434)          $(4,421)       $  7,309                  (3)
                                -------      --------           -----           -------        --------             -------
   TOTAL RECURRING LEVEL 3
     FINANCIAL ASSETS           $11,984      $    180           $(434)          $(4,421)       $  7,309                  (3)
                                =======      ========           =====           =======        ========             =======
FINANCIAL LIABILITIES
   Contractholder funds:
     Derivatives embedded in
      annuity contracts         $  (256)     $(36,498)          $  --           $   210        $(36,544)            (36,498)
                                -------      --------           -----           -------        --------             -------
TOTAL RECURRING LEVEL 3
     FINANCIAL LIABILITIES      $  (256)     $(36,498)          $  --           $   210        $(36,544)            (36,498)
                                =======      ========           =====           =======        ========             =======

----------
(1) The amount above attributable to fixed income securities is reported in the Statements of Operations and Comprehensive Income as follows: $185 thousand in realized capital gains and losses, and $(5) thousand in net investment income. The amount above attributable to derivatives embedded in annuity contracts is reported as a component of contract benefits and is ceded in accordance with the Company's reinsurance agreements.

(2) The amount above attributable to fixed income securities is reported as a component of net investment income in the Statements of Operations and Comprehensive Income. The amount above attributable to derivatives embedded in annuity contracts is reported as a component of contract benefits and is ceded in accordance with the Company's reinsurance agreements.

     Presented below are the fair value estimates of financial instruments including those reported at fair value and discussed above and those reported using other methods for which a description of the method to determine fair value appears below the following tables.

FINANCIAL ASSETS

($ IN THOUSANDS)                 DECEMBER 31, 2008         DECEMBER 31, 2007
                               ----------------------  ------------------------
                               CARRYING      FAIR       CARRYING        FAIR
                                 VALUE       VALUE        VALUE         VALUE
                               ----------  ----------  -----------  -----------
Fixed income securities (1)    $  229,328  $  229,328  $  273,144    $  273,144
Short-term investments (1)         80,703      80,703      28,057        28,057
Separate accounts (1)           1,823,163   1,823,163   3,067,127     3,067,127

----------
(1)  Carried at fair value in the Statements of Financial Position.

FINANCIAL LIABILITIES

     The carrying value and fair value of contractholder funds on investment contracts were $14.08 billion and $12.67 billion, respectively, as of December 31, 2008 and were $14.52 billion and $13.83 billion, respectively, as of December 31, 2007. As of December 31, 2008 and 2007, contractholder funds on investment contracts exclude contractholder funds related to interest-sensitive life insurance, variable annuities and variable life insurance totaling $3.71 billion and $3.30 billion, respectively.

     Beginning in 2008, the fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts utilizing prevailing market rates for similar contracts adjusted for credit risk. Deferred annuities included in contractholder funds are valued using discounted cash flow models which incorporate market value margins, which are based on the cost of holding economic capital, and the Company's own credit risk. Immediate annuities without life contingencies are valued at the present value of future benefits using market implied interest rates which include the Company's own credit risk. In 2007, the fair value of investment contracts was based on the terms of the underlying contracts. Fixed annuities were valued at the account balance less surrender charges. Immediate annuities without life contingencies were valued at the present value of future benefits using current interest rates. Market value adjusted annuities' fair value was estimated to be the market adjusted surrender value. Equity-indexed annuity contracts' fair value approximated the carrying value since the embedded equity options are carried at fair value.

DERIVATIVE FINANCIAL INSTRUMENTS

         Derivative financial instruments include embedded derivative financial instruments. Derivatives that are embedded in certain variable annuity contracts and equity-indexed annuity contracts are required to be separated from the host instrument and accounted for as derivative financial instruments ("subject to bifurcation"). Embedded derivative financial instruments are accounted for on a fair value basis. The fair value valuation techniques are described in Note 2. Embedded derivative financial instruments subject to bifurcation are reflected as a component of contractholder funds in the Statements of Financial Position. Changes in the fair value of embedded derivative financial instruments are ceded to ALIC. Reinsurance agreements that cede the value of embedded derivative financial instruments are reflected as a component of reinsurance recoverables in the Statements of Financial Position.

    The following table summarizes the notional amount, fair value and carrying value of the Company's embedded derivative financial instruments.

                                                                    CARRYING VALUE
($ IN THOUSANDS)                       NOTIONAL      FAIR      -----------------------
                                        AMOUNT       VALUE      ASSETS   (LIABILITIES)
                                      ----------    --------   --------  -------------
AT DECEMBER 31, 2008
--------------------
Equity-indexed life and annuity
     product contracts                $3,827,332    $(33,466)     $--      $(33,466)
Guaranteed accumulation benefits         218,234     (31,020)      --       (31,020)
Guaranteed withdrawal benefits            36,605      (5,524)      --        (5,524)

                                                                    CARRYING VALUE
($ IN THOUSANDS)                       NOTIONAL      FAIR      -----------------------
                                        AMOUNT       VALUE      ASSETS    (LIABILITIES)
                                      ----------   ---------   --------   -------------
AT DECEMBER 31, 2007
--------------------
Equity-indexed life and annuity
     product contracts                $3,611,546   $(102,858)     $--       $(102,858)
Guaranteed accumulation benefits         331,597        (306)      --            (306)
Guaranteed withdrawal benefits            61,994          50       --              50
Other embedded derivative
 financial instruments                     3,775          (5)      --              (5)

OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS

     There were no off-balance-sheet financial instruments at December 31, 2008 or 2007.

6.  RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS AND CONTRACTHOLDER FUNDS

     At December 31, the reserve for life-contingent contract benefits consists of the following:

($ IN THOUSANDS)                                                2008           2007
                                                             ----------    -----------
Traditional life                                             $1,169,049     $1,045,153
Immediate annuities                                             700,935        709,195
Other                                                           711,202        593,768
                                                             ----------     ----------
   Total reserve for life-contingent contract benefits       $2,581,186     $2,348,116
                                                             ==========     ==========

    The following table highlights the key assumptions generally used in calculating the reserve for life-contingent contract benefits:

           PRODUCT                          MORTALITY                    INTEREST RATE                  ESTIMATION METHOD
-------------------------------  --------------------------------  ---------------------------   --------------------------------
Traditional life insurance       Actual company experience plus    Interest rate assumptions     Net level premium reserve
                                 loading                           range from 4.0% to 8.0%       method using the Company's
                                                                                                 withdrawal experience rates

Immediate annuities              1983 individual annuity           Interest rate assumptions     Present value of expected
                                 mortality table; Annuity 2000     range from 3.9% to 7.5%       future benefits based on
                                 mortality table with internal                                   historical experience
                                 modifications
Other:
   Variable annuity              100% of Annuity 2000              Interest rate assumptions     Projected benefit ratio
    guaranteed minimum death     mortality table                   range from 5.3% to 5.9%       applied to cumulative assessments
     benefits
                                                                                                 Unearned premium; additional
   Accident and health           Actual company experience plus                                  contract reserves for
                                 loading                                                         traditional life

     At December 31, contractholder funds consists of the following:

($ IN THOUSANDS)                           2008           2007
                                       -----------    -----------
Interest-sensitive life                $ 3,572,143    $ 3,217,074
Investment contracts:
     Fixed annuities                    13,681,421     14,089,197
     Immediate annuities                   421,969        457,683
     Other                                 111,843         56,931
                                       -----------    -----------
        Total contractholder funds     $17,787,376    $17,820,885
                                       ===========    ===========

     The following table highlights the key contract provisions relating to contractholder funds:

                 PRODUCT                          INTEREST RATE                    WITHDRAWAL/SURRENDER CHARGES
--------------------------------------   -----------------------------------   ------------------------------------
Interest-sensitive life insurance        Interest rates credited range         Either a percentage of account
                                         from 3.5% to 6.0%                     balance or dollar amount grading
                                                                               off generally over 20 years

Fixed and immediate annuities            Interest rates credited range from    Either a declining or a level
                                         0% to 16.0% for fixed annuities and   percentage charge generally over
                                         1.3% to 8.8% for immediate            nine years or less. Additionally,
                                         annuities                             approximately 25.1% of fixed
                                                                               annuities are subject to market
                                                                               value adjustment for discretionary
                                                                               withdrawals.

Other investment contracts:
   Variable guaranteed minimum income,   Interest rates used in establishing   Withdrawal and surrender charges
    accumulation and withdrawal          reserves range from 1.8% to 10.3%     are based on the terms of the
    benefits and secondary guarantees                                          related interest-sensitive life or
    on interest-sensitive life                                                 fixed annuity contract.
    insurance and fixed annuities

     Contractholder funds activity for the years ended December 31 is as follows:

($ IN THOUSANDS)                            2008           2007
                                         -----------    -----------
Balance, beginning of year               $17,820,885    $18,195,622
Deposits                                   2,148,361      1,966,374
Interest credited                            528,493        762,956
Benefits                                    (552,047)      (572,506)
Surrenders and partial withdrawals        (1,855,296)    (2,236,168)
Net transfers from separate accounts          18,595          2,834
Contract charges                            (367,880)      (303,528)
Other adjustments                             46,265          5,301
                                         -----------    -----------
Balance, end of year                     $17,787,376    $17,820,885
                                         ===========    ===========

     The table below presents information regarding the Company's variable annuity contracts with guarantees. The Company's variable annuity contracts may offer more than one type of guarantee in each contract; therefore, the sum of amounts listed exceeds the total account balances of variable annuity contracts' separate accounts with guarantees.

                                                                                        DECEMBER 31,
                                                                                   ---------------------
($ IN MILLIONS)                                                                       2008       2007
                                                                                   ---------   ---------
IN THE EVENT OF DEATH
   Separate account value                                                          $ 1,327.3   $ 2,220.4
   Net amount at risk (1)                                                          $   455.0   $    86.2
   Average attained age of contractholders                                          56 years    60 years

AT ANNUITIZATION
   Separate account value                                                          $   233.4   $   390.5
   Net amount at risk (2)                                                          $   139.8   $     1.0
   Weighted average waiting period until annuitization options available             4 years     3 years

FOR CUMULATIVE PERIODIC WITHDRAWALS
   Separate account value                                                          $    36.6   $    61.9
   Net amount at risk (3)                                                          $     5.0   $      --

ACCUMULATION AT SPECIFIED DATES
   Separate account value                                                          $   218.0   $   331.5
   Net amount at risk (4)                                                          $    52.9   $      --
   Weighted average waiting period until guarantee date                             10 years    13 years

----------
(1) Defined as the estimated current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

(2) Defined as the estimated present value of the guaranteed minimum annuity payments in excess of the current account balance.

(3) Defined as the estimated current guaranteed minimum withdrawal balance (initial deposit) in excess of the current account balance at the balance sheet date.

(4) Defined as the estimated present value of the guaranteed minimum accumulation balance in excess of the current account balance.

     As of December 31, 2008, reserves for variable annuity contracts and secondary guarantee liabilities related to death, income, accumulation and withdrawal benefits were $48.4 million, $32.3 million, $31.0 million and $5.5 million, respectively. As of December 31, 2007, reserves for variable annuity contracts and secondary guarantee liabilities related to death, income, accumulation and withdrawal benefits were $40.1 million, $27.5 million, $306 thousand and $(50) thousand, respectively.

7.  REINSURANCE

     The Company has reinsurance agreements under which it reinsures all of its business to ALIC or other non-affiliated reinsurers. Under the agreements, premiums, contract charges, interest credited to contractholder funds, contract benefits and substantially all expenses are reinsured. The Company purchases reinsurance to limit aggregate and single losses on large risks. The Company cedes a portion of the mortality risk on certain life policies with a pool of twelve non-affiliated reinsurers. The Company continues to have primary liability as the direct insurer for risks reinsured.

     Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. At December 31, 2008, 92.1% of the total reinsurance recoverables were related to ALIC and 7.9% were related to non-affiliated reinsurers. At December 31, 2008 and 2007, approximately 97% and 96%, respectively, of the Company's non-affiliated reinsurance recoverables are due from companies rated A or better by S&P.

     The effects of reinsurance on premiums and contract charges for the years ended December 31 are as follows:

($ IN THOUSANDS)                                         2008          2007         2006
                                                       ----------   ----------    ---------
PREMIUMS AND CONTRACT CHARGES
Direct                                                 $1,138,747   $1,038,671    $ 944,823
Assumed                                                     8,576        9,132       10,238
Ceded:
   Affiliate                                             (691,267)    (623,102)    (546,554)
   Non-affiliate                                         (456,056)    (424,701)    (408,507)
                                                       ----------   ----------    ---------
Premiums and contract charges, net of reinsurance      $       --   $       --    $      --
                                                       ==========   ==========    =========

    The effects of reinsurance on interest credited to contractholder funds, contract benefits and expenses for the years ended December 31 are as follows:

($ IN THOUSANDS)                                         2008          2007        2006
                                                      -----------  -----------  -----------
INTEREST CREDITED TO CONTRACTHOLDER FUNDS, CONTRACT
   BENEFITS AND EXPENSES
Direct                                                $ 2,065,299  $ 1,964,326  $ 1,972,975
Assumed                                                     8,922       10,473        9,762
Ceded:
   Affiliate                                           (1,468,505)  (1,421,831)  (1,487,799)
   Non-affiliate                                         (605,716)    (552,968)    (494,938)
                                                      -----------  -----------  -----------
Interest credited to contractholder funds, contract
   benefits and expenses, net of reinsurance          $        --  $        --  $        --
                                                      ===========  ===========  ===========

8.  COMMITMENTS, GUARANTEES AND CONTINGENT LIABILITIES

GUARANTEES

     In the normal course of business, the Company provides standard indemnifications to contractual counterparties in connection with numerous transactions, including acquisitions and divestitures. The types of indemnifications typically provided include indemnifications for breaches of representations and warranties, taxes and certain other liabilities, such as third party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the maximum amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

     The aggregate liability balance related to all guarantees was not material as of December 31, 2008.

REGULATION

    The Company is subject to changing social, economic and regulatory conditions. From time to time, regulatory authorities or legislative bodies seek to impose additional regulations regarding agent and broker compensation and otherwise expand overall regulation of insurance products and the insurance industry. The ultimate changes and eventual effects of these initiatives on the Company's business, if any, are uncertain.

LEGAL AND REGULATORY PROCEEDINGS AND INQUIRIES

BACKGROUND

     The Company and certain affiliates are involved in a number of lawsuits, regulatory inquiries, and other legal proceedings arising out of various aspects of its business. As background to the "Proceedings" subsection below, please note the following:

     - These matters raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise; the fact that some of the lawsuits are putative class actions in which a class has not been certified and in which the purported class may not be clearly defined; the fact that some of the lawsuits involve multi-state class actions in which the applicable law(s) for the claims at issue is in dispute and therefore unclear; and the current challenging legal environment faced by large corporations and insurance companies.

     - The outcome on these matters may also be affected by decisions, verdicts, and settlements, and the timing of such decisions, verdicts, and settlements, in other individual and class action lawsuits that involve the Company, other insurers, or other entities and by other legal, governmental, and regulatory actions that involve the Company, other insurers, or other entities.

     - In the lawsuits, plaintiffs seek a variety of remedies including equitable relief in the form of injunctive and other remedies and monetary relief in the form of contractual and extra-contractual damages. In some cases, the monetary damages sought include punitive damages. Often specific information about the relief sought, such as the amount of damages, is not available because plaintiffs have not requested specific relief in their pleadings. In the Company's experience, when specific monetary demands are made in pleadings, they bear little relation to the ultimate loss, if any, to the Company.

     - In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding.

     - For the reasons specified above, it is often not possible to make meaningful estimates of the amount or range of loss that could result from the matters described below in the "Proceedings" subsection. The Company reviews these matters on an ongoing basis and follows the provisions of SFAS No. 5, "Accounting for Contingencies", when making accrual and disclosure decisions. When assessing reasonably possible and probable outcomes, the Company bases its decisions on its assessment of the ultimate outcome following all appeals.

     - Due to the complexity and scope of the matters disclosed in the "Proceedings" subsection below and the many uncertainties that exist, the ultimate outcome of these matters cannot be reasonably predicted. In the event of an unfavorable outcome in one or more of these matters, the ultimate liability may be in excess of amounts currently reserved and may be material to the Company's operating results or cash flows for a particular quarterly or annual period. However, based on information currently known to it, management believes that the ultimate outcome of all matters described below as they are resolved over time is not likely to have a material adverse effect on the financial position of the Company.

PROCEEDINGS

     Legal proceedings involving Allstate agencies and AIC may impact the Company, even when the Company is not directly involved, because the Company sells its products through a variety of distribution channels including Allstate agencies. Consequently, information about the more significant of these proceedings is provided in the following paragraph.

     AIC is defending certain matters relating to its agency program reorganization announced in 1999. These matters are in various stages of development.

- These matters include a lawsuit filed in 2001 by the U.S. Equal Employment Opportunity Commission ("EEOC") alleging retaliation under federal civil rights laws (the "EEOC I" suit) and a class action filed in 2001 by former employee agents alleging retaliation and age discrimination under the Age Discrimination in

     Employment Act ("ADEA"), breach of contract and ERISA violations (the "Romero I" suit). In 2004, in the consolidated EEOC I and Romero I litigation, the trial court issued a memorandum and order that, among other things, certified classes of agents, including a mandatory class of agents who had signed a release, for purposes of effecting the court's declaratory judgment that the release is voidable at the option of the release signer. The court also ordered that an agent who voids the release must return to AIC "any and all benefits received by the [agent] in exchange for signing the release." The court also stated that, "on the undisputed facts of record, there is no basis for claims of age discrimination." The EEOC and plaintiffs have asked the court to clarify and/or reconsider its memorandum and order and in January 2007, the judge denied their request. In June 2007, the court granted AIC's motions for summary judgment. Following plaintiffs' filing of a notice of appeal, the Third Circuit issued an order in December 2007 stating that the notice of appeal was not taken from a final order within the meaning of the federal law and thus not appealable at this time. In March 2008, the Third Circuit decided that the appeal should not summarily be dismissed and that the question of whether the matter is appealable at this time will be addressed by the Court along with the merits of the appeal.

- The EEOC also filed another lawsuit in 2004 alleging age discrimination with respect to a policy limiting the rehire of agents affected by the agency program reorganization (the "EEOC II" suit). In EEOC II, in 2006, the court granted partial summary judgment to the EEOC. Although the court did not determine that AIC was liable for age discrimination under the ADEA, it determined that the rehire policy resulted in a disparate impact, reserving for trial the determination on whether AIC had reasonable factors other than age to support the rehire policy. AIC's interlocutory appeal from the partial summary judgment was granted. In June 2008, the Eighth Circuit Court of Appeals affirmed summary judgment in the EEOC's favor. In September 2008, the Court of Appeals granted AIC's petition for rehearing EN BANC and vacated its earlier decision affirming the trial court's grant of summary judgment in favor of the EEOC. The Court of Appeals then dismissed the appeal, determining that it lacked jurisdiction to consider the appeal at this stage in the litigation.

- AIC is also defending a certified class action filed by former employee agents who terminated their employment prior to the agency program reorganization. Plaintiffs allege that they were constructively discharged so that AIC could avoid paying ERISA and other benefits offered under the reorganization. They claim that the constructive discharge resulted from the implementation of agency standards, including mandatory office hours and a requirement to have licensed staff available during business hours. The court approved the form of class notice which was sent to approximately 1,800 potential class members in November 2007. Fifteen individuals opted out. AIC's motions for judgment on the pleadings were partially granted. In May 2008, the court granted summary judgment in AIC's favor on all class claims. Plaintiffs moved for reconsideration and in the alternative to decertify the class. AIC opposed this motion and filed a motion for summary judgment with respect to the remaining non-class claim. In August 2008, the court denied plaintiffs' motion to reconsider and to decertify the class. In February 2009, plaintiffs moved to dismiss the sole remaining claim with prejudice which the court promptly granted ending this litigation in the trial court.

- A putative nationwide class action has also been filed by former employee agents alleging various violations of ERISA, including a worker classification issue. These plaintiffs are challenging certain amendments to the Agents Pension Plan and are seeking to have exclusive agent independent contractors treated as employees for benefit purposes. This matter was dismissed with prejudice by the trial court, was the subject of further proceedings on appeal, and was reversed and remanded to the trial court in 2005. In June 2007, the court granted AIC's motion to dismiss the case. Following plaintiffs' filing of a notice of appeal, the Third Circuit issued an order in December 2007 stating that the notice of appeal was not taken from a final order within the meaning of the federal law and thus not appealable at this time. In March 2008, the Third Circuit decided that the appeal should not summarily be dismissed and that the question of whether the matter is appealable at this time will be addressed by the Court along with the merits of the appeal.

     In all of these various matters, plaintiffs seek compensatory and punitive damages, and equitable relief. AIC has been vigorously defending these lawsuits and other matters related to its agency program reorganization.

OTHER MATTERS
-------------

     Various other legal, governmental, and regulatory actions, including state market conduct exams, and other governmental and regulatory inquiries are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is the target of a number of lawsuits and proceedings, some of which involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and target a range of the Company's practices. The outcome of these disputes is currently unpredictable. However, based on information currently known to it and the existence of the reinsurance agreements with ALIC, management believes that the ultimate outcome of all matters described in this "Other Matters" subsection, in excess of amounts currently reserved, as they are resolved over time is not likely to have a material effect on the operating results, cash flows or financial position of the Company.

9. INCOME TAXES

     The Company joins the Corporation and its other domestic subsidiaries (the "Allstate Group") in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. The Company also has a supplemental tax sharing agreement with respect to reinsurance ceded to ALIC to allocate the tax benefits and costs related to such reinsurance. Effectively, these agreements result in the Company's annual income tax provision being computed, with adjustments, as if the Company filed a separate return, adjusted for the reinsurance ceded to ALIC.

    The Internal Revenue Service is currently examining the Allstate Group's 2005 and 2006 federal income tax returns. The statute of limitations has expired on years prior to 2005. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material effect on the results of operations, cash flows or financial position of the Company.

    The Company had no liability for unrecognized tax benefits at December 31, 2008 or 2007 or January 1, 2007, and believes it is reasonably possible that the liability balance will not significantly increase within the next twelve months. No amounts have been accrued for interest or penalties.

     The components of the deferred income tax assets and liabilities at December 31 are as follows:

($ IN THOUSANDS)                             2008     2007
                                             -----   -------
DEFERRED ASSETS
Unrealized net capital losses                $ 119   $    --
Other assets                                    20        --
                                             -----   -------
       Total deferred assets                   139        --
                                             -----   -------
DEFERRED LIABILITIES
Unrealized net capital gains                    --    (2,223)
Difference in tax bases of investments        (139)     (254)
Other liabilities                               --        (2)
                                             -----   -------
       Total deferred liabilities             (139)   (2,479)
                                             -----   -------
              Net deferred liabilities       $  --   $(2,479)
                                             =====   =======

     Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized based on the assumption that certain levels of income will be achieved.

     The components of income tax expense for the years ended December 31 are as follows:

($ IN THOUSANDS)                   2008     2007     2006
                                  ------   ------   ------
Current                           $7,054   $4,810   $4,412
Deferred                            (136)      25       21
                                  ------   ------   ------
     Total income tax expense     $6,918   $4,835   $4,433
                                  ======   ======   ======

     The Company paid income taxes of $4.9 million, $4.4 million and $4.8 million in 2008, 2007 and 2006, respectively.

     A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31 is as follows:

                                    2008    2007    2006
                                    ----    ----    ----
Statutory federal income tax rate   35.0%   35.0%   35.0%
Other                               (0.2)   (0.1)   (0.1)
                                    ----    ----    ----
Effective income tax rate           34.8%   34.9%   34.9%
                                    ====    ====    ====

10.  STATUTORY FINANCIAL INFORMATION

     The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of Nebraska. The State of Nebraska requires insurance companies to prepare statutory-basis financial statements in conformity with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the State of Nebraska insurance commissioner.
Prescribed statutory accounting practices include a variety of publications of the NAIC, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

     Statutory accounting practices differ from GAAP primarily since they require charging policy acquisition and certain sales inducement costs to expense as incurred, establishing life insurance reserves based on different actuarial assumptions, and valuing certain investments and establishing deferred taxes on a different basis.

     Statutory net income for 2008, 2007, and 2006 was $7.8 million, $9.1 million and $9.1 million, respectively. Statutory capital and surplus was $278.8 million and $282.9 million as of December 31, 2008 and 2007, respectively.

DIVIDENDS

     The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in conformity with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The maximum amount of dividends that the Company can distribute during 2009 without prior approval of the Nebraska Department of Insurance is $27.9 million. In the twelve-month period beginning January 1, 2008, the Company did not pay any dividends.

11.  OTHER COMPREHENSIVE (LOSS) INCOME

     The components of other comprehensive (loss) income on a pre-tax and after-tax basis for the years ended December 31 are as follows:

($ IN THOUSANDS)                                                                     2008
                                                                      -----------------------------------
                                                                                                  After-
                                                                      Pre-tax         Tax          tax
                                                                      -------       -------       -------
   Unrealized net holding losses arising during the period            $(3,078)      $ 1,077       $(2,001)
   Less: reclassification adjustment of realized capital gains
     and losses                                                         3,615        (1,265)        2,350
                                                                      -------       -------       -------
   Unrealized net capital gains and losses                             (6,693)        2,342        (4,351)
                                                                      -------       -------       -------
   Other comprehensive loss                                           $(6,693)      $ 2,342       $(4,351)
                                                                      =======       =======       =======

                                                                                     2007
                                                                      -----------------------------------
                                                                                                   After-
                                                                      Pre-tax         Tax           tax
                                                                      -------       -------        ------
   Unrealized net holding gains arising during the period              $6,211       $(2,173)       $4,038
   Less: reclassification adjustment of realized capital gains
     and losses                                                          (414)          145          (269)
                                                                       ------       -------        ------
   Unrealized net capital gains and losses                              6,625        (2,318)        4,307
                                                                       ------       -------        ------
   Other comprehensive income                                          $6,625       $(2,318)       $4,307
                                                                       ======       =======        ======

                                                                                     2006
                                                                      -----------------------------------
                                                                                                   After-
                                                                      Pre-tax         Tax           tax
                                                                      -------       -------       -------
   Unrealized net holding losses arising during the period            $(2,601)         $910       $(1,691)
   Less: reclassification adjustment of realized capital gains
     and losses                                                        (1,240)          434          (806)
                                                                      -------          ----       -------
   Unrealized net capital gains and losses                             (1,361)          476          (885)
                                                                      -------          ----       -------
   Other comprehensive loss                                           $(1,361)         $476       $  (885)
                                                                      =======          ====       =======

                                    PART C
                               OTHER INFORMATION

ITEM 24.FINANCIAL STATEMENTS AND EXHIBITS

(a)Financial Statements

The following financial statements are included in Part A of the Registration
Statement:

None

The following financial statements, along with the accompanying Reports of Independent Registered Public Accounting Firm, are included in Part B of the Registration Statement:

The financial statements (prepared on the GAAP basis of accounting) for Lincoln Benefit Life Company as of December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008, and related financial statement schedules.

The financial statements (prepared on the GAAP basis of accounting) of the sub-accounts comprising the Separate Account as of December 31, 2008, and for each of the years in the two-year period then ended.

The following financial statements are included in Part C of the Registration
Statement:

None

(b)Exhibits

  (1) Resolution of the Board of Directors of Lincoln
      Benefit Life Company authorizing the establishment of
      the Lincoln Benefit Life Variable Annuity Account                   (2)

  (2) Custody Agreements                                     (not applicable)

  (3) (a) Principal Underwriting Agreement                                (4)

      (b) Form of Selling Agreement                                       (5)

  (4) Variable Annuity Contract                                           (2)

  (5) Application for Contract                                            (2)

  (6) Depositor--Corporate Documents

     (a) Articles of Incorporation of Lincoln Benefit Life
         Company, as amended                                              (1)

     (b) By-Laws of Lincoln Benefit Life Company                          (1)

  (7)

     (a) Reinsurance Contract                                             (2)

     (b) Indemnity Reinsurance Agreement Between Allstate
         Life Insurance Company and The Prudential
         Insurance Company of America dated June 1, 2006                  (3)

  (8) Participation Agreements:

     (a) Fund Participation Agreement between Janus Aspen
         Series and Lincoln Benefit Life Company                          (1)

     (b) Participation Agreement among Lincoln Benefit Life
         Company, Variable Insurance Products Fund and
         Fidelity Distributors Corporation                                (1)

     (c) Participation Agreement among Lincoln Benefit Life
         Company, Variable Insurance Products Fund II and
         Fidelity Distributors Corporation                                (1)

     (d) (1) Participation Agreement among The Alger
             American Fund, Lincoln Benefit Life Company
             and Fred Alger and Company, Incorporated                     (1)

         (2) Service Agreement between Fred Alger
             Management, Inc. and Lincoln Benefit Life
             Company                                                      (1)

     (e) (1) Participation Agreement between Scudder
             Variable Life Investment Fund and Lincoln
             Benefit Life Company                                         (1)

         (2) Reimbursement Agreement by and between
             Scudder, Stevens & Clark, Inc. And Lincoln
             Benefit Life Company                                         (1)

         (3) Participating Contract and Policy Agreement
             between Scudder Investor Services, Inc. and
             Lincoln Benefit Financial Services                           (1)

      (f) Form of Participation Agreement among Lincoln Benefit Life Company, Strong Variable Insurance Funds, Inc., Strong
          Opportunity Fund II, Inc., Strong Capital Management, Inc.,
          and Strong Funds Distributors, Inc                             (1)

      (g) Form of Participation Agreement among T. Rowe Price Equity
          Series, Inc., T. Rowe Price International Series, Inc., T.
          Rowe Price Investment Services, Inc., and Lincoln Benefit
          Life Company                                                   (1)

      (h) Form of Participation Agreement among MFS Variable Insurance Trust, Lincoln Benefit Life Company, and Massachusetts
          Financial Services Company                                     (1)

      (i) Form of Participation Agreement between Lincoln Benefit Life Company, Insurance Management Series and Federated
          Securities Corp                                                (1)

      (j) Form of Participation Agreement between Lincoln Benefit Life Company, STI Classic Variable Trust and STI Capital
          Management                                                     (5)

      (k) Form of Participation Agreement (Service Shares) among Janus
          Aspen Series and Lincoln Benefit Life Company                  (8)

      (l) Form of Participation Agreement between Lincoln Benefit Life
          Company and LSA Variable Series Trust                          (9)

      (m) Form of Participation Agreement among Oppenheimer Variable
          Account Funds, Oppenheimer Funds, Inc., and Lincoln Benefit
          Life Company                                                   (8)

      (n) Form of Participation Agreement among PIMCO Variable
          Insurance Trust, Lincoln Benefit Life Company and PIMCO
          Funds Distributor LLC                                          (6)

      (o) Form of Participation Agreement among Putnam Variable Trust, Putnam Retail Management, Inc., and Lincoln Benefit Life
          Company                                                        (8)

      (p) Form of Participation Agreement among Van Kampen Investment
          Trust, Van Kampen Funds, Inc., Van Kampen Asset Management,
          Inc., and Lincoln Benefit Life Company                         (8)

      (q) (1) Form of Participation Agreement between Lincoln Benefit
              Life Company and OCC Accumulation Trust                    (6)

      (q) (2) Amendment to Participation Agreement Among OCC
              Accumulation Trust, OCC Distributors, and Lincoln
              Benefit Life Company                                       (7)

      (r) Form of Participation Agreement among Lincoln Benefit Life Company, The Universal Institutional Funds, Inc. and Miller
          Anderson & Sherrerd, LLP                                       (6)

      (s) Form of Participation Agreement between Salomon Brothers
          Variable Series Funds Inc., and Salomon Brothers Asset
          Management Inc                                                 (6)

      (t) Form of Participation Agreement among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Lincoln Benefit
          Life Company                                                   (8)

      (u) Form of Participation Agreement among Wells Fargo Variable
          Trust, Wells Fargo Funds Distributor, LLC and Lincoln
          Benefit Life Company                                          (10)

   (9) Opinion and Consent of Counsel (filed herewith)

   (10) Consent of Independent Registered Public Accounting Firm
        (filed herewith)

   (11) Financial Statements Omitted from Item 23 (not applicable)

   (12) Initial Capitalization Agreement (not applicable)

   (27) Financial Data Schedules (not applicable)

   (99) Powers of Attorney for Frederick F. Cripe, Lawrence W. Dahl,
        Matthew S. Easley, John C. Lounds, Samuel H. Pilch, John C.
        Pintozzi and Steven C. Verney (filed herewith)
--------
(1)Registration Statement on Form S-6 for Lincoln Benefit Life Variable Life Account, File No. 333-47717, filed March 11, 1998

(2) Registration Statement on Form N-4 for Lincoln Benefit Life Variable Annuity Account, File No. 333-50545, 811-7924, filed April 21, 1998.

(3) Pre-Effective Amendment No. 1 to Form N-4 Registration Statement, File No. 333-141909, filed June 20, 2007.

(4) Post-Effective Amendment to Form N-4 for Lincoln Benefit Life Variable Annuity Account, File No. 333-50545 filed January 28, 1998.

(5) Post-Effective Amendment to Form N-4 for Lincoln Benefit Life Variable Annuity Account, File No. 333-50545 filed April 1, 1999.

(6) Registration Statement on Form N-4 for Lincoln Benefit Life Variable Annuity Account, File No. 333-82427, filed July 8, 1999.

(7) Post-Effective Amendment to Form N-4 for Lincoln Benefit Life Variable Annuity Account, File No. 333-82427, Filed January 17, 2001.

(8) Post-Effective Amendment to Form N-4 for Lincoln Benefit Life Variable Annuity Account, (File No. 333-61146) filed August 8, 2001.

(9) Pre-effective Amendment to Form N-4 for Lincoln Benefit Life Variable Annuity Account, File No. 333-82427, filed September 29, 1999.

(10) Post Effective Amendment to Form N-4 for Lincoln Benefit Life Variable Annuity Account, File No. 333-50545, 811-7924, filed April 8, 2005.

ITEM 25.DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of Lincoln Benefit Life Company are listed below. Their principal business address is 2940 South 84th Street, Lincoln, Nebraska 68506.

Name                      Position/Office with Depositor
----                      -------------------------------------------------
Frederick F. Cripe        Director, Chairman and Chief Executive Officer
Lawrence W. Dahl          Director, President and Chief Operating Officer
Matthew S. Easley         Director
Susan L. Lees             Director, Senior Vice President, General Counsel
                          and Secretary
John C. Lounds            Director, Vice President
John C. Pintozzi          Director, Sr. Vice President and Chief Financial
                          Officer
Samuel H. Pilch           Group Vice President
Joseph Patrick Rath       Assistant Vice President, Assistant General
                          Counsel and Assistant Secretary
Judith P. Greffin         Sr. Vice President and Chief Investment Officer
Dean M. Way               Sr. Vice President and Actuary
John E. Smith             Vice President
Steven C. Verney          Treasurer
Fred Amos                 Vice President
Bob W. Birman             Vice President
John Boudreau             Vice President
William F. Emmons         Assistant Secretary
Debbie L. Grenemeier      Vice President
Robert M. Jurgensmeier    Vice President
Stacy McWhorter           Vice President
Richard O'Brien           Vice President
Barb Raymond              Vice President
Robert L. Vance           Vice President and Assistant Treasurer
Karen C. Duffy            Assistant Treasurer
Jeanette Wellsandt        Vice President
Errol Cramer              Appointed Actuary
Richard C. Crist, Jr.     Vice President and Chief Privacy Officer
Lisa J. Flanary           Assistant Vice President
Maria D. McNitt           Assistant Vice President
Mary J. McGinn            Assistant Secretary
Keith A. Hauschildt       Assistant Vice President and Chief Compliance
                          Officer
Mario Rizzo               Assistant Treasurer
Robert E. Transon         Assistant Vice President
Timothy N. Vander Pas     Assistant Vice President
Richard Zaharias          Assistant Vice President
Raymond P. Thomas         Authorized Representative
Lynn Cirrincione          Authorized Representative
Florian Palac             Authorized Representative

ITEM 26.PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR
        REGISTRANT

See Annual Report on Form 10-K of The Allstate Corporation, File No. 001-11840, filed February 26, 2009.

ITEM 27.NUMBER OF CONTRACT OWNERS

As of February 28, 2009, the Registrant has 13,047 contract owners.

ITEM 28.INDEMNIFICATION

The Articles of Incorporation of Lincoln Benefit Life Company (Depositor) provide for the indemnification of its directors and officers against expenses, judgments, fines and amounts paid in settlement as incurred by such person, so long as such person shall not have been adjudged to be liable for negligence or misconduct in the performance of a duty to the Company. This right of indemnity is not exclusive of other rights to which a director or officer may otherwise be entitled.

The By-Laws of ALFS, Inc. (Distributor) provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of Delaware law. In general, Delaware law provides that a corporation may indemnify a director, officer, employee or agent against expenses, judgments, fines and amounts paid in settlement if that individual acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. No indemnification shall be made for expenses, including attorney's fees, if the person shall have been judged to be liable to the corporation unless a court determines such person is entitled to such indemnity. Expenses incurred by such individual in defending any action or proceeding may be advanced by the corporation so long as the individual agrees to repay the corporation if it is later determined that he or she is not entitled to such indemnification.

Under the terms of the form of Underwriting Agreement, the Depositor agrees to indemnify the Distributor for any liability that the latter may incur to a Contract owner or party-in-interest under a Contract, (a) arising out of any act or omission in the course of or in connection with rendering services under such Agreement, or (b) arising out of the purchase, retention or surrender of a Contract; provided, that the Depositor will not indemnify the Distributor for any such liability that results from the latter's willful misfeasance, bad faith or gross negligence, or from the reckless disregard by the latter of its duties and obligations under the Underwriting Agreement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the forgoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.PRINCIPAL UNDERWRITER

ALFS, Inc., ("ALFS") serves as principal underwriter and distributor of the Policies. ALFS is a wholly-owned subsidiary of Allstate Life Insurance Company. ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of the National Association of Securities Dealers, Inc.

Lincoln Benefit does not pay ALFS any commission or other compensation. As stated in the SAI, under the underwriting agreement for the Policies, Lincoln Benefit reimburses ALFS for expenses incurred in distributing the Policies, including liability arising from services Lincoln Benefit provides on the Policies.

ALFS also serves as distributor for the Lincoln Benefit Life Variable Annuity Account, which is another separate account of Lincoln Benefit. In addition, ALFS serves as the principal distributor of certain annuity and insurance products issued by the following companies and separate accounts, all of which are affiliates of ALFS and Lincoln Benefit:

Allstate Financial Advisors Separate Account I Allstate Life Variable Life Separate Account A Allstate Life of New York Separate Account A Allstate Life of New York Variable Life Separate Account A Charter National Variable Annuity Account Intramerica Variable Annuity Account.

The following are the directors and officers of ALFS. The principal business address of each of the officers and directors listed below is 3100 Sanders Road, Northbrook, IL 60062.

Name                      Position with Distributor
----                      -------------------------------------------------
J. Eric Smith             Director, Chairman of the Board and Chief
                          Executive Officer
Lawrence W. Dahl          Director and President
John C. Lounds            Director
Susan L. Lees             Secretary
Marian Goll               Vice President, Treasurer, and Financial
                          Operations Principal
Joseph P. Rath            Vice President, General Counsel and Assistant
                          Secretary
Richard C. Crist, Jr.     Vice President and Chief Privacy Officer
Dana Goldstein            Chief Compliance Officer
William F. Emmons         Assistant Secretary
Mary J. McGinn            Assistant Secretary
Karen C. Duffy            Assistant Treasurer
Mario Rizzo               Assistant Treasurer
Steven C. Verney          Assistant Treasurer

(b) The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

      (1)                (2)             (3)           (4)          (5)
-----------------  ----------------  -------------  ----------  ------------
                   Net Underwriting
Name of Principal   Discounts and    Compensation   Brokerage
  Underwriter        Commission      on Redemption  Commission  Compensation
-----------------  ----------------  -------------  ----------  ------------
   ALFS, Inc......        0               0            $0            0

ITEM 30.LOCATION OF ACCOUNTS AND RECORDS

The Depositor, Lincoln Benefit Life Company, is located at 2940 South 84th Street, Lincoln, Nebraska 68506-4142.

The Principal Underwriter, ALFS, Inc., is located at 3100 Sanders Road, Northbrook, Illinois 60062.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

ITEM 31.MANAGEMENT SERVICES

None.

ITEM 32.UNDERTAKINGS

Registrant undertakes (1) to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted; (2) to include either (A) as part of any application to purchase a Contract offered by the prospectus forming part of this Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (B) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information, and (3) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

REPRESENTATIONS

The Company hereby represents that it is relying upon a No Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (a) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

SECTION 26(e) REPRESENTATIONS

The Company further represents that fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                  SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post Effective Amendment to its registration statement and has duly caused this Post-Effective Amendment to be signed on its behalf, in the City of Lincoln, and the State of Nebraska, on April 24, 2009.

                        LINCOLN BENEFIT LIFE VARIABLE
                               ANNUITY ACCOUNT
                                 (Registrant)

                       By: LINCOLN BENEFIT LIFE COMPANY
                                 (DEPOSITOR)

                   *By:          /s/ Susan L. Lees
                         -----------------------------------
                                   Susan L. Lees
                          Director, Senior Vice President,
                           General Counsel and Secretary

                         LINCOLN BENEFIT LIFE COMPANY
                                 (Depositor)

                   *By:          /s/ Susan L. Lees
                         -----------------------------------
                                   Susan L. Lees
                          Director, Senior Vice President,
                           General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons and in the capacities indicated on April 24, 2009.

           (Signature)                           (Title)
           -----------                           -------

*/Frederick F. Cripe                Director, Chairman & Chief
----------------------------------  Executive Officer
Frederick F. Cripe

*/Lawrence W. Dahl                  Director, President and Chief
----------------------------------  Operating Officer (Principal
Lawrence W. Dahl                    Executive Officer)

*/Matthew S. Easley                 Director
----------------------------------
Matthew S. Easley

/s/ Susan L. Lees                   Director, Senior Vice President,
----------------------------------  General Counsel and Secretary
Susan L. Lees

*/John C. Lounds                    Director and Vice President
----------------------------------
John C. Lounds

*/Samuel H. Pilch                   Group Vice President & Controller
----------------------------------  (Principal Accounting Officer)
Samuel H. Pilch

*/John C. Pintozzi                  Director, Senior Vice President
----------------------------------  and Chief Financial Officer
John C. Pintozzi

*/Steven C. Verney                  Treasurer (Principal Financial
----------------------------------  Officer)
Steven C. Verney

* By Susan L. Lees, pursuant to Power of Attorney, filed herewith.

                               INDEX TO EXHIBITS
                                      FOR
                     POST-EFFECTIVE AMENDMENT ON FORM N-4
                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

EXHIBIT NO. 9  Opinion and consent of counsel

EXHIBIT NO. 10 Consent of Independent Registered Public Accounting Firm

EXHIBIT NO. 99 Powers of Attorney for Frederick F. Cripe, Lawrence W. Dahl,
               Matthew S. Easley, John C. Lounds, Samuel H. Pilch, John C. Pintozzi, and Steven C. Verney.